1933 Act Registration No. 333-37625


                               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                                            Washington, D.C.  20549


                                                 Form N-14AE


                                       REGISTRATION STATEMENT UNDER THE
                                            SECURITIES ACT OF 1933


[ ]      Pre-Effective                          [X] Post-Effective
         Amendment No.                              Amendment No. 1


                           EVERGREEN FIXED INCOME TRUST
                [Exact Name of Registrant as Specified in Charter)

                  Area Code and Telephone Number: (617) 210-3200

                                200 Berkeley Street
                           Boston, Massachusetts  02116
                        -----------------------------------
                     (Address of Principal Executive Offices)

                           Rosemary D. Van Antwerp, Esq.
                      Keystone Investment Management Company
                                200 Berkeley Street
                           Boston, Massachusetts  02116
                     -----------------------------------------
                      (Name and Address of Agent for Service)

                         Copies of All Correspondence to:
                              Robert N. Hickey, Esq.
                             Sullivan   &   Worcester   LLP   1025
                           Connecticut Avenue, N.W.
                                Washington, D.C.  20036


         The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f) under the Investment
Company Act of 1940 (File No. 333-37433); accordingly, no fee is payable herewith. Registrant is filing as an exhibit to this Registration Statement a copy of an earlier declaration under Rule 24f-2. Pursuant to Rule 429, this Registration Statement relates to the aforementioned registration on Form N-1A. A Rule 24f-2 Notice for the Registrant's fiscal year ending April 30, 1998 will be filed with the Commission on or about June 29, 1998.

         It is proposed that this filing will become effective :

X immediately upon filing pursuant to paragraph (b) on ____________ pursuant to paragraph (b)
         60 days after filing pursuant to paragraph (a)(1)
         on ____________ pursuant to paragraph (a)(1)
         75 days after filing pursuant to paragraph (a)(1)
         on ____________ pursuant to paragraph (a)(2) of Rule 485
         This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                         EVERGREEN FIXED INCOME TRUST

                                             CROSS REFERENCE SHEET

               Pursuant to Rule 481(a) under the Securities Act of 1933


                                                Location in Prospectus/Proxy
Item of Part A of Form N-14                                 Statement

1.       Beginning of Registration              Cross Reference Sheet; Cover
         Statement and Outside                  Page
         Front Cover Page of
         Prospectus

2.       Beginning and Outside                  Table of Contents
         Back Cover Page of
         Prospectus

3.       Fee Table, Synopsis and                Comparison of Fees and
         Risk Factors                           Expenses; Summary; Comparison
                                                of Investment Objectives and
                                                Policies; Risks

4.       Information About the                  Summary; Reasons for the
         Transaction                            Reorganizations; Comparative
                                                Information on Shareholders'
                                                Rights; Exhibits A-1 and A-2
                                                (Agreements and Plans of
                                                Reorganization)

5.       Information about the                  Cover Page; Summary; Risks;
         Registrant                             Comparison of Investment
                                                Objectives and Policies;
                                                Comparative Information on
                                                Shareholders' Rights;
                                                Additional Information

6.       Information about the                  Cover Page; Summary; Risks;
         Company Being Acquired                 Comparison of Investment
                                                Objective and Policies;
                                                Comparative Information on
                                                Shareholders' Rights;
                                                Additional Information

                                                Location in Prospectus/Proxy

Item of Part A of Form N-14                                Statement

7.       Voting Information                     Cover Page; Summary; Voting

                                                Information Concerning the
                                                Meeting

8.       Interest of Certain                    Financial Statements and
         Persons and Experts                    Experts; Legal Matters

9.       Additional Information                 Inapplicable
         Required for Reoffering
         by Persons Deemed to be
         Underwriters

Item of Part B of Form N-14

10.      Cover Page                             Cover Page

11.      Table of Contents                      Omitted

12.      Additional Information                 Statement of Additional
         About the Registrant                   Information of the Evergreen
                                                Fixed Income Trust - Evergreen
                                                Diversified Bond Fund dated
                                                November 10, 1997

13.      Additional Information                 Statement of Additional
         about the Company Being                Information of Keystone
         Acquired                               Quality Bond Fund (B-1) dated
                                                February   28,  1997;
                                                Statement          of
                                                Additional
                                                Information        of
                                                Keystone  Diversified
                                                Bond Fund (B-2) dated
                                                December 10, 1996, as
                                                supplemented


14.      Financial Statements                   Financial Statements dated
                                                October 31, 1996 and April 30,
                                                1997 of Keystone Quality Bond
                                                Fund (B-1); Financial
                                                Statements of Keystone
                                                Diversified Bond Fund (B-2)
                                                dated August 31,
                                                1997; Pro Forma
                                                Financial Statements

                                                Location in Prospectus/Proxy
                                                     Statement
Item of Part C of Form N-14

15.      Indemnification                        Incorporated by Reference to
                                                Part A Caption - "Comparative
                                                Information on Shareholders'
                                                Rights - Liability and
                                                Indemnification of Trustees"

16.      Exhibits                               Item 16.          Exhibits

17.      Undertakings                           Item 17.          Undertakings

                                       KEYSTONE QUALITY BOND FUND (B-1)
                                     KEYSTONE DIVERSIFIED BOND FUND (B-2)
                                              200 BERKELEY STREET
                                         BOSTON, MASSACHUSETTS  02116


November 14, 1997

Dear Shareholder,

I am writing to shareholders of the Keystone Quality Bond Fund (B-1) and the Keystone Diversified Bond Fund (B-2) to inform you of a Special Shareholders' meeting to be held on January 6, 1998. Before that meeting, I would like your vote on the important issues affecting your fund as described in the attached Prospectus/Proxy Statement.

The Prospectus/Proxy Statement includes the proposed reorganization of the Keystone Quality Bond Fund (B-1) and the Keystone Diversified Bond Fund (B-2). All of the assets of both funds would be acquired by a new fund, the Evergreen Diversified Bond Fund. Details about the new fund's investment objective, portfolio management team, performance, etc. are contained in the attached Prospectus/Proxy Statement.

The Boards of Trustees have unanimously approved the proposal and recommend that you vote FOR this proposal.

You will receive shares of the new fund in the same class, with the same letter designation, the same fees and the same contingent deferred sales charges as the shares you held prior to the reorganization. This is a non-taxable event for shareholders.

I realize that this Prospectus/Proxy Statement will take time to review, but your vote is very important. Please take the time to familiarize yourself with the proposal presented and sign and return your proxy card(s) in the enclosed postage-paid envelope today. You may receive more than one proxy card if you own shares in more than one fund. Please sign and return each card you receive.


If we do not receive your completed proxy card(s) after several weeks, you may be contacted by our proxy solicitor, Shareholder Communications Corporation. They will remind you to vote your shares or will record your vote over the phone if you choose to vote in that manner. You may also call Shareholder Communications Corporation directly at 1-800-733- 8481 ext.404 and vote by phone.


Thank you for taking this matter seriously and participating in this important process.

Sincerely,

William M. Ennis
Managing Director
Evergreen Funds

November 1997

                                                IMPORTANT NEWS
                                           FOR EVERGREEN SHAREHOLDERS

We encourage you to read the attached Prospectus/Proxy Statement in full; however, the following questions and answers represent some typical concerns that shareholders might have regarding this document.

Q: WHY IS EVERGREEN SENDING ME THIS PROSPECTUS/PROXY
STATEMENT?

Mutual funds are required to get shareholders' votes for certain types of changes. As a shareholder, you have a right to vote on major policy decisions, such as those included here.

Q: WHAT ARE THE ISSUES CONTAINED IN THIS PROSPECTUS/PROXY
STATEMENT?

You are being asked to vote to approve a proposal to reorganize the Keystone Quality Bond Fund (B-1) and the Keystone Diversified Bond Fund (B-2) into a new fund, called Evergreen Diversified Bond Fund. The new fund's investment objective is substantially the same as that of the former funds.

Q: HOW WILL THIS CHANGE AFFECT ME AS A FUND SHAREHOLDER?

The reorganization of these funds into the Evergreen Diversified Bond Fund means that the Keystone Quality Bond Fund (B-1) and the Keystone Diversified Bond Fund (B-2) would no longer exist after January 23, 1998. Shareholders would receive shares of the new fund in the same class, with the same letter designation, the same fees and the same contingent deferred sales charges as the shares held prior to the reorganization. This is a non-taxable event for shareholders.

Q: WHY IS EVERGREEN PROPOSING THIS CHANGE?

This proposal represents one of the final steps we are undertaking to unify the Evergreen and Keystone fund families. Shareholders can anticipate the following benefits:

         A comprehensive fund family with a common risk/reward spectrum

         The elimination of any overlap or gaps in fund offerings

         Reduced  confusion  surrounding  privileges  associated with each fund,
specifically  regarding  exchangeability,   letter  of  intent,  and  rights  of
accumulation


         A user-friendly product line for both shareholders and investment professionals

         A single location for fund information, whether you're looking up funds in the newspaper or locating a Morningstar report on the Internet.

Q: HOW DO THE BOARD MEMBERS OF MY FUND RECOMMEND THAT I VOTE?


The Board members of each fund recommend that you vote in favor of or FOR the proposal on the enclosed proxy card.

Q: WHOM DO I CALL FOR MORE INFORMATION  OR
TO PLACE MY VOTE?

Please call Shareholder Communications Corporation at 1-800-
733-8481 ext. 404 for additional information. You can vote one of three ways:


         Use the enclosed proxy card to record your vote either FOR, AGAINST or ABSTAIN, then return the card in the postpaid envelope provided.

                                                      or


         Complete the enclosed proxy card and FAX to 1-800-733- 1885.

                                                      or

         Call 1-800-733-8481 ext. 404 and record your vote by telephone.


Q: WHY ARE MULTIPLE CARDS ENCLOSED?

If you own shares of more than one fund, you will receive a proxy card for each fund you own. Please sign, date and return each proxy card you receive.

                                       KEYSTONE QUALITY BOND FUND (B-1)
                                     KEYSTONE DIVERSIFIED BOND FUND (B-2)
                                              200 BERKELEY STREET
                                         BOSTON, MASSACHUSETTS  02116
                                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                         TO BE HELD ON JANUARY 6, 1998



         Notice is  hereby  given  that a Special  Meeting  (the  "Meeting")  of
Shareholders of each of Keystone Quality Bond Fund (B-1) and Keystone Diversified Bond Fund (B-2) (each a "Fund") will be held at the offices of the Evergreen Keystone Funds, 200 Berkeley Street, Boston, Massachusetts 02116, on January 6, 1998 at 3:00 p.m. for the following purposes:


         1. To consider and act upon the Agreement and Plan of Reorganization (the "Plan") dated as of September 30, 1997, providing for the acquisition of all of the assets of the Fund by Evergreen Diversified Bond Fund, a series of Evergreen Fixed Income Trust, ("Evergreen Diversified Bond") in exchange for shares of Evergreen Diversified Bond and the assumption by Evergreen Diversified Bond of certain identified liabilities of the Fund. The Plan also provides for distribution of such shares of Evergreen Diversified Bond to shareholders of the Fund in liquidation and subsequent termination of the Fund. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of the Fund.

         2. To transact any other business which may properly come before the Meeting or any adjournment or adjournments thereof.

         The Trustees of Keystone Quality Bond Fund (B-1) and the Trustees of Keystone Diversified Bond Fund (B-2) have fixed the close of business on November 10, 1997 as the record date for the determination of shareholders of each respective Fund entitled to notice of and to vote at the Meeting or any adjournment thereof.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED WITHOUT DELAY TO SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE, SO THAT THEIR SHARES MAY BE REPRESENTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

                                      By Order of the Boards of Trustees

                                                              George O. Martinez

                                                              Secretary


November 14, 1997

                                    INSTRUCTIONS FOR EXECUTING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card(s) properly.


         1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card(s).


         2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card(s).

         3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card(s) should be indicated unless it is reflected in the form of Registration. For example:

REGISTRATION                                      VALID SIGNATURE

CORPORATE
ACCOUNTS
(1)  ABC Corp.                                    ABC Corp.
(2)  ABC Corp.                                    John Doe, Treasurer
(3)  ABC Corp.
c/o John Doe, Treasurer                           John Doe, Treasurer
(4)  ABC Corp. Profit Sharing Plan                John Doe, Trustee
TRUST ACCOUNTS
(1)  ABC Trust                                    Jane B. Doe, Trustee
(2)  Jane B. Doe, Trustee                         Jane B. Doe
u/t/d 12/28/78
CUSTODIAL OR ESTATE ACCOUNTS
(1)  John B. Smith, Cust.                         John B. Smith
f/b/o John B. Smith, Jr. UGMA
(2)  John B. Smith, Jr.                           John B. Smith, Jr.,
                                                  Executor

                              PROSPECTUS/PROXY STATEMENT DATED NOVEMBER 14, 1997

                                           Acquisition of Assets of

                                       KEYSTONE QUALITY BOND FUND (B-1)
                                              200 Berkeley Street
                                         Boston, Massachusetts  02116
                                                      and
                                     KEYSTONE DIVERSIFIED BOND FUND (B-2)
                                              200 Berkeley Street
                                         Boston, Massachusetts  02116

                                       By and in Exchange for Shares of

                                        EVERGREEN DIVERSIFIED BOND FUND
                                                  a series of
                                         Evergreen Fixed Income Trust
                                              200 Berkeley Street
                                         Boston, Massachusetts  02116


         This Prospectus/Proxy Statement is being furnished to shareholders of Keystone Quality Bond Fund (B-1) ("Keystone Quality") and Keystone Diversified Bond Fund (B-2) ("Keystone Diversified") in connection with a proposed Agreement and Plan of Reorganization (the "Plan") to be submitted to shareholders of each of Keystone Quality and Keystone Diversified for consideration at a Special
Meeting  of  Shareholders  to be held on  January  6, 1998 at 3:00  p.m.  at the offices of the Evergreen Keystone Funds, 200 Berkeley Street, Boston, Massachusetts 02116, and any adjournments thereof (the "Meeting"). Each Plan provides for all of the assets of Keystone Quality and Keystone Diversified, respectively, to be acquired by Evergreen Diversified Bond Fund ("Evergreen Diversified Bond") in exchange for shares of Evergreen Diversified Bond and the assumption by Evergreen Diversified Bond of certain identified liabilities of Keystone Quality and Keystone Diversified, respectively (hereinafter referred to individually as the "Reorganization" or collectively as the "Reorganizations"). Evergreen Diversified Bond, Keystone Quality and Keystone Diversified are sometimes hereinafter referred to individually as the "Fund" and collectively as the "Funds." Following the Reorganizations, shares of Evergreen Diversified Bond will be distributed to shareholders of Keystone Quality and Keystone Diversified in liquidation of Keystone Quality and Keystone Diversified and such Funds will be terminated. Holders of shares of Keystone Quality and Keystone Diversified will receive shares of Evergreen Diversified Bond having the same distribution-related fees, shareholder servicing-related fees and contingent deferred sales charges ("CDSCs"), if any, as the shares of Keystone Quality and Keystone Diversified held by them prior to the Reorganizations. As a result of the proposed Reorganizations, shareholders of Keystone Quality and Keystone Diversified will receive that number of full and fractional shares of Evergreen Diversified Bond having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of Keystone Quality or Keystone Diversified. Each Reorganization is being structured as a tax-free reorganization for federal income tax purposes.


         Evergreen Diversified Bond is a separate series of Evergreen Fixed Income Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The investment objective of Evergreen Diversified Bond is to seek maximum income without undue risk of principal . Such investment objective is substantially similar to those of Keystone Quality and Keystone Diversified.

         This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about Evergreen Diversified Bond that shareholders of Keystone Quality and Keystone Diversified should know before voting on the Reorganizations. Certain relevant documents listed below, which have been filed with the Securities and Exchange Commission ("SEC"), are incorporated in whole or in part by reference. A Statement of Additional Information dated November 14, 1997 relating to this Prospectus/Proxy Statement and the Reorganizations incorporating by reference the financial statements of Keystone Quality dated October 31, 1996 and April 30, 1997 and Keystone
Diversified dated August 31, 1997 has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus/Proxy Statement. Evergreen Diversified Bond is a newly created series of Evergreen Fixed Income Trust and has had no operations to date. Consequently, there are no current financial statements of Evergreen Diversified Bond. A copy of such Statement of Additional Information is available upon request and without charge by writing to Evergreen Diversified Bond at 200 Berkeley Street, Boston, Massachusetts 02116, or by calling toll-free 1-800-343-2898.


         The Prospectus of Evergreen Diversified Bond dated November 10, 1997 is incorporated herein by reference in its entirety. The Prospectus, which pertains to Class A, Class B and Class C shares, describes the separate distribution and shareholder servicing arrangements applicable to the classes. Shareholders of Keystone Quality and Keystone Diversified will receive, with this Prospectus/Proxy Statement, copies of the Prospectus which describes the Class B shares of Evergreen Diversified Bond that they will receive as a result of the consummation of each Reorganization. Additional information about Evergreen Diversified Bond is contained in its Statement of Additional Information of the same date which has been filed with the SEC and which is available upon request and without charge by writing to or calling Evergreen Diversified Bond at the address or telephone number listed in the preceding paragraph.

         The Prospectus of Keystone Quality dated February 28, 1997, as supplemented, and the Prospectus of Keystone Diversified dated December 10, 1996, as supplemented, are incorporated herein in their entirety by reference. Copies of the Prospectuses and related Statements of Additional Information dated the same respective dates are available upon request without charge by writing or calling the Fund of which you are a shareholder at the address listed in the second preceding paragraph.

         Included as Exhibits A-1 and A-2 to this Prospectus/Proxy Statement are copies of each Plan.

         THESE   SECURITIES  HAVE  NOT  BEEN  APPROVED  OR  DISAPPROVED  BY  THE
SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         The shares offered by this Prospectus/Proxy Statement are not deposits or obligations of any bank and are not insured or otherwise protected by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency and involve investment risk, including possible loss of capital.

                                               TABLE OF CONTENTS


                                                                         Page

COMPARISON OF FEES AND EXPENSES........................................    5
SUMMARY................................................................    10
         Proposed Plans of Reorganization..............................    10
         Tax Consequences..............................................    12
         Investment Objectives and Policies
           of the Funds ...............................................    12
         Comparative Performance Information

                    for each Fund......................................    13
         Management of the Funds.......................................    13
         Investment Adviser ...........................................    14
         Portfolio Management..........................................    14
         Distribution of Shares........................................    15
         Purchase and Redemption Procedures............................    18
         Exchange Privileges...........................................    18
         Dividend Policy...............................................    19
         Risks.........................................................    20

REASONS FOR THE REORGANIZATIONS........................................    22
         Agreements and Plans of Reorganization........................    25
         Federal Income Tax Consequences...............................    28
         Pro-forma Capitalization......................................    29
         Shareholder Information.......................................    30
COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES.......................    32
COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS........................    34
         Forms of Organization.........................................    34
         Capitalization................................................    35
         Shareholder Liability.........................................    35
         Shareholder Meetings and Voting Rights........................    36
         Liquidation or Dissolution....................................    37
         Liability and Indemnification of Trustees.....................    37
ADDITIONAL INFORMATION.................................................    39
VOTING INFORMATION CONCERNING THE MEETINGS.............................    39
FINANCIAL STATEMENTS AND EXPERTS.......................................    42
LEGAL MATTERS..........................................................    43
OTHER BUSINESS.........................................................    43

                                        COMPARISON OF FEES AND EXPENSES


         It is anticipated that on or about January 9, 1998 Keystone Quality and Keystone Diversified will each become a multiple class fund. As of that date each Fund will offer Class A, Class B and Class C shares, each of which Class of shares will be similar in all respects to the Class A, Class B and Class C shares of Evergreen Diversified Bond. It is further anticipated that at that time current outstanding shares of Keystone Quality and Keystone Diversified will become Class B shares of each Fund. On or about January 16, 1998, it is anticipated that any Class B shares of Keystone Quality and Keystone Diversified purchased prior to January 1, 1995 will be converted to Class A shares of each Fund. Should these events occur, shareholders of Keystone Quality and Keystone Diversified will receive on the date of the Reorganizations the same Class of shares of Evergreen Diversified Bond held by them in each Fund after January 16, 1998. See "Reasons for the Reorganizations - Pro forma Capitalization."

         The amounts for shares of Keystone Quality and Keystone Diversified set forth in the following tables and in the examples are based on the expenses for the fiscal year ended October 31, 1996 and August 31, 1997, respectively. The pro forma amounts for Class A, Class B and Class C shares of Evergreen Diversified Bond are based on the estimated expenses of Evergreen Diversified Bond for the fiscal year ending April 30, 1998.


         The following tables show for Keystone Quality, Keystone Diversified and Evergreen Diversified Bond pro forma the shareholder transaction expenses and annual fund operating expenses associated with an investment in the shares of each Fund. The pro forma numbers reflect the events described in the first paragraph of this section.


                                 Comparison of Shares of Evergreen Diversified
                                     Bond With Shares of Keystone Quality
                                           and Keystone Diversified

                                            Keystone Quality
                                            ----------------
Shareholder
Transaction Expenses

Contingent Deferred                              4.00% in the
Sales Charge (as a                               first year,
percentage of original                           declining to
purchase price or                                1.00% in the
redemption proceeds,                             fourth year and
whichever is lower)                              0.00%
                                                 thereafter

Exchange Fee                                     None

Annual Fund Operating
Expenses (as a
percentage of average
daily net assets)

Management Fee                                   0.60%

12b-1 Fees (1)                                   1.00%

Other Expenses                                   0.35%
                                                 --------

Annual Fund Operating
Expenses(3)                                      1.95%
                                                 --------
                                                 --------



                                        Keystone Diversified
                                        --------------------

Shareholder
Transaction Expenses

Contingent Deferred                                   4.00% in the
Sales Charge (as a                                    first year,
percentage of original                                declining to
purchase price or                                     1.00% in the
redemption proceeds,                                  fourth year and
whichever is lower)                                   0.00%
                                                      thereafter

Exchange Fee                                          None

Annual Fund Operating
Expenses (as a
percentage of average
daily net assets)


Management Fee                                              0.55%


12b-1 Fees (1)                                        1.00%

Other Expenses

                                                       0.33%

                                                      --------


Annual Fund Operating                                  1.88%
Expenses(3)                                           --------

                                                      --------


                      Evergreen Diversified Bond Pro Forma

Shareholder                                  Class A             Class B                     Class C
Transaction Expenses                         -------             -------                     -------

Maximum Sales Load                           4.75%               None                        None
Imposed on Purchases
(as a percentage of
offering price)

Maximum Sales Load                           None                None                        None
Imposed on Reinvested
Dividends (as a
percentage of offering
price)

Contingent Deferred                          None                5.00% in the                1.00% in
Sales Charge (as a                                               first year,                 the first
percentage of original                                           declining to                year; 0.00%
purchase price or                                                1.00% in the                thereafter
redemption proceeds,                                             sixth year
whichever is lower)                                              and 0.00%
                                                                 thereafter
                                                                 (2)

Exchange Fee                                 None                None                        None

Annual Fund Operating
Expenses (as a
percentage of average
daily net assets)

                                             0.52%               0.52%                       0.52%
Management Fee

12b-1 Fees (1)                               0.25%               1.00%                       1.00%

Other Expenses                               0.33%               0.33%                       0.33%
                                             -----               -------                     -----


Annual Fund Operating                        1.10%               1.85%                       1.85%
Expenses                                     -----               -------                     -----

                                             -----               -------                     -----
---------------

(1) For shares of Keystone Quality and Keystone Diversified and for Class B shares of Evergreen Diversified Bond, a portion of the 12b-1 fees equivalent to 0.25% of average daily net assets will be shareholder servicing-related. Distribution-related 12b-1 fees will be limited to 0.75% of average daily net assets as permitted under the rules of the National Association of Securities Dealers, Inc.

(2) The contingent deferred sales charge, if any, applicable to shares of Keystone Quality and Keystone Diversified prior to the date of the Reorganizations will carry over to the shares of Evergreen Diversified Bond received in the Reorganizations.


(3) Expense ratios include indirectly paid expenses, which represent offset arrangements with the Fund's custodian.


         Examples. The following tables show for Keystone Quality and Keystone Diversified, and for Evergreen Diversified Bond pro forma, assuming consummation of the Reorganizations, examples of the cumulative effect of shareholder transaction expenses and annual fund operating expenses indicated above on a $1,000 investment in each class of shares for the periods specified, assuming
(i) a 5% annual return, and (ii) redemption at the end of such period, and additionally for Class B and Class C shares of Evergreen Diversified Bond and shares of Keystone Quality and Keystone Diversified, no redemption at the end of each period.



                                Keystone Quality
                                ----------------

                                      One                  Three                 Five                Ten
                                      Year                 Years                 Years               Years

                                      ----                 -----                 -----               -----


(Assuming                             $60                  $81                   $105                $227
redemption at end
of period)

(Assuming no                          $20                  $61                   $105                $227
redemption at end
of period)




                                           Keystone Diversified
                                           --------------------

                                      One                  Three                 Five                Ten
                                      Year                 Years                 Years               Years
                                      ----                 -----                 -----               -----

(Assuming

redemption at end                     $59                      $79                                        $220
of period)                                                                       $102

(Assuming no                          $19                      $59                                        $220
redemption at end                                                                $102
of period)






                                    Evergreen Diversified Bond Pro Forma

                                    ------------------------------------

                                      One                  Three                 Five                Ten
                                      Year                 Years                 Years               Years
                                      -----                -----                 -----               -----

Class A                               $58                  $81                   $105                $175

Class B                               $69                  $88                   $120                $188
(Assuming
redemption at end
of period)

Class B                               $19                  $58                   $100                $188
(Assuming no
redemption at end
of period)

Class C                               $29                  $58                   $100                $217
(Assuming
redemption at end
of period)

Class C                               $19                  $58                   $100                $217
(Assuming no
redemption at end
of period)


         The purpose of the foregoing examples is to assist Keystone Quality and Keystone Diversified shareholders in understanding the various costs and expenses that an investor in Evergreen Diversified Bond as a result of the Reorganizations would bear directly and indirectly, as compared with the various direct and indirect expenses currently borne by a shareholder in each Fund. These examples should not be considered a representation of past or future expenses or annual return. Actual expenses may be greater or less than those shown.

                                                    SUMMARY


         This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement and, to the extent not inconsistent with such additional information, the Prospectus of Evergreen Diversified Bond dated November 10, 1997 and the Prospectuses of Keystone Quality and Keystone Diversified dated February 28, 1997, as supplemented, and December 10, 1996, as supplemented, respectively, (which are incorporated herein by reference), and the Plans, forms of which are attached to this Prospectus/Proxy Statement as Exhibits A-1 and A-2.


Proposed Plans of Reorganization


         The Plans provide for the transfer of all of the assets of Keystone Quality and Keystone Diversified, as applicable, in exchange for shares of Evergreen Diversified Bond and the assumption by Evergreen Diversified Bond of certain identified liabilities of each Fund. The identified liabilities consist only of those liabilities reflected on each Fund's statement of assets and liabilities determined immediately preceding the Reorganizations. The Plans also call for the distribution of shares of Evergreen Diversified Bond to Keystone Quality and Keystone Diversified shareholders in liquidation of those Funds as part of the Reorganizations. As a result of the Reorganizations, the shareholders of Keystone Quality and Keystone Diversified will become the owners of that number of full and fractional shares of Evergreen Diversified Bond having an aggregate net asset value equal to the aggregate net asset value of the shareholder's respective class of shares of Keystone Quality and Keystone Diversified as of the close of business immediately prior to the date that such Fund's assets are exchanged for shares of Evergreen Diversified Bond. See "Reasons for the Reorganizations - Agreements and Plans of Reorganization."


         The  Trustees  of  Keystone   Quality  and  the  Trustees  of  Keystone
Diversified, including the Trustees who are not "interested persons," (the "Trustees") as such term is defined in the 1940 Act (the "Independent Trustees"), have concluded that the Reorganizations would be in the best interests of shareholders of Keystone Quality and Keystone Diversified, respectively, and that the interests of the shareholders of Keystone Quality and Keystone Diversified, respectively, will not be diluted as a result of the transactions contemplated by the Reorganizations. Accordingly, the Trustees have submitted the Plans for the approval of Keystone Quality's and Keystone Diversified's shareholders.

                                   THE BOARD OF TRUSTEES OF KEYSTONE QUALITY
                                RECOMMENDS APPROVAL BY SHAREHOLDERS OF KEYSTONE

                               QUALITY OF THE PLAN EFFECTING THE REORGANIZATION.

                                 THE BOARD OF TRUSTEES OF KEYSTONE DIVERSIFIED
                                RECOMMENDS APPROVAL BY SHAREHOLDERS OF KEYSTONE
                         DIVERSIFIED OF THE PLAN EFFECTING THE REORGANIZATION.

         The Trustees of Evergreen Fixed Income Trust have also approved the Plans, and accordingly, Evergreen Diversified
Bond's participation in the Reorganizations.

         Approval of a Reorganization on the part of Keystone Quality and Keystone Diversified will require the affirmative vote of a majority of each Fund's shares present and entitled to vote at Meetings at which a quorum of each Fund's shares is present. A majority of the outstanding shares entitled to vote of each Fund, represented in person or by proxy, is required to constitute a quorum at the Meetings. See "Voting Information Concerning the Meetings."

         The Reorganizations are scheduled to take place on or about January 23, 1998.

         If the shareholders of Keystone Quality or Keystone Diversified do not vote to approve the Reorganizations, the Trustees will consider other possible courses of action in the best interests of shareholders.

Tax Consequences

         Prior to or at the completion of a Reorganization, Keystone Quality and Keystone Diversified will each have received an opinion of counsel that the Reorganization has been structured so that no gain or loss will be recognized by the Fund or its shareholders for federal income tax purposes as a result of the receipt of shares of Evergreen Diversified Bond in the Reorganization. The holding period and aggregate tax basis of shares of Evergreen Diversified Bond that are received by each Fund's shareholders will be the same as the holding period and aggregate tax basis of shares of the Fund previously held by such shareholders, provided that shares of the Fund are held as capital assets. In addition, the holding period and tax basis of the assets of each Fund in the hands of Evergreen Diversified Bond as a result of the Reorganization will be the same as in the hands of each Fund immediately prior to the Reorganization, and no gain or loss will be recognized by Evergreen Diversified Bond upon the receipt of the assets of each Fund in exchange for shares of Evergreen Diversified Bond and the assumption by Evergreen Diversified Bond of certain identified liabilities.

Investment Objectives and Policies of the Funds

         The investment objective of Evergreen Diversified Bond is to seek maximum income without undue risk of principal. Evergreen Diversified Bond will invest at least 65% of its total assets in bonds, which are debt instruments used by issuers to borrow money from investors. The Fund invests in debt instruments that are normally characterized by relatively liberal returns and moderate price fluctuations. Such debt instruments will be rated within the four highest categories by a nationally recognized statistical ratings organization ("NRSRO").


         Evergreen Diversified Bond may also invest in limited partnerships, including master limited partnerships, up to 50% of its assets in foreign securities and up to 35% of its assets in high yield, high risk bonds and similar securities in the lower rating categories of a NRSRO. The Fund may also invest in high grade money market instruments, fixed and adjustable rate or stripped bonds and certain derivative securities, including futures and options. The investment objective and policies of Keystone Diversified are identical to those of Evergreen Diversified Bond.


         The  investment   objective  and  policies  of  Keystone   Quality  are
substantially similar to those of Evergreen Diversified Bond except that Keystone Quality invests at least 65% of its total assets in debt securities rated within the three highest categories by a NRSRO and may not invest any of its assets in high yield, high risk bonds and similar securities. See "Comparison of Investment Objectives and Policies" below.

Comparative Performance Information  for each Fund

         Discussions of the manner of calculation of total return are contained in the respective Prospectuses and Statements of Additional Information of the Funds. Evergreen Diversified Bond, as of the date of this Prospectus/Proxy Statement, had not commenced operations. The total return of Keystone Quality and Keystone Diversified for the one, five and ten year periods ended August 31, 1997 and for the periods from inception through August 31, 1997 is set forth in the table below. The calculations of total return assume the reinvestment of all dividends and capital gains distributions on the reinvestment date and the deduction of all recurring expenses (including sales charges) that were charged to shareholders' accounts.


                                          Average Annual Total Return



                         1 Year                5 Years               10 Years             From
                         Ended                 Ended                 Ended                Inception
                         August 31,            August                August               To August            Inception
                         1997                  31, 1997              31, 1997             31, 1997             Date
                         --------              -------               --------             ---------            ---------



Keystone                                       4.74%                 6.97%                5.15%                9/11/35
Quality                  6.08%


Keystone                 9.25%                 6.55%                 7.16%                6.95%                9/11/35
Diversified

--------------

Management of the Funds

         The overall management of Evergreen Diversified Bond, of Keystone Quality and of Keystone Diversified is the responsibility of, and is supervised by, the Board of Trustees of Evergreen Fixed Income Trust, Keystone Quality and Keystone
Diversified, respectively.

Investment Adviser

         The investment adviser to Evergreen Diversified Bond, Keystone Quality and Keystone Diversified is Keystone Investment Management Company ("Keystone"). Keystone has provided investment advisory and management services to investment companies and private accounts since 1932. Keystone is an indirect wholly-owned subsidiary of First Union National Bank ("FUNB"). Keystone is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

         FUNB is a subsidiary of First Union Corporation, the sixth largest bank holding company in the U.S. based on total assets as of June 30, 1997.

         Evergreen Diversified Bond, Keystone Quality and Keystone Diversified each pay Keystone a fee for its services at the annual rate below:


                                                       Aggregate Net Asset
                                                       Value of the Shares
Management Fee                 Income                  of the Fund

                        2.00% of Gross Dividend
                          and Interest Income
                                 Plus

0.50% of the first                                          $100,000,000, plus
0.45% of the next                                           $100,000,000, plus
0.40% of the next                                           $100,000,000, plus
0.35% of the next                                           $100,000,000, plus
0.30% of the next                                           $100,000,000, plus

0.25% of amounts
over                                                          $500,000,000.

Keystone's fee is computed as of the close of business each business day and payable monthly.

         Keystone may, at its discretion, also reduce or waive its fee or reimburse a Fund for certain of its other expenses in order to reduce its expense ratios. Keystone may reduce or cease these voluntary waivers and reimbursements at any time.

Portfolio Management


         The portfolio manager of both Evergreen Diversified Bond and Keystone Diversified is Christopher C. Conkey. Mr. Conkey has served as the Chief Investment Officer of Fixed Income for the past nine months and as Head of the High Grade Bond Team for Keystone for the last three years. During the past five years at Keystone, Mr. Conkey has also served as portfolio manager of several high grade fixed income funds, several high grade-high yield fixed income funds and several off-shore closed-end fixed income funds. Mr. Conkey joined Keystone as a fixed income manager in 1988 and has managed Keystone Diversified's portfolio since January, 1995.


Distribution of Shares


         Evergreen Distributor, Inc. ("EDI"), an affiliate of BISYS Fund Services, acts as underwriter of Evergreen Diversified Bond's, Keystone Quality's and Keystone Diversified's shares. EDI distributes each Fund's shares directly or through broker-dealers, banks (including FUNB), or other financial intermediaries. Evergreen Diversified Bond offers three classes of shares: Class A, Class B and Class C. Keystone Quality and Keystone Diversified currently offer only one class of shares. However, it is anticipated that on or about January 9, 1998, Keystone Quality and Keystone Diversified will each offer three classes of shares, Class A, Class B and Class C. Each class has separate distribution arrangements. (See "Distribution-Related and Shareholder Servicing-Related Expenses" below.) No class bears the distribution expenses relating to the shares of any other class.


         In the proposed Reorganizations, shareholders of Keystone Quality and Keystone Diversified will receive Class A and/or Class B shares of Evergreen Diversified Bond. As of January 9, 1998, it is anticipated that each class of shares of Evergreen Diversified Bond, Keystone Quality and Keystone Diversified will have identical arrangements with respect to CDSCs and distribution and service fees. Because the Reorganizations will be effected at net asset value without the imposition of a sales charge, Evergreen Diversified Bond shares acquired by shareholders of Keystone Quality and Keystone Diversified pursuant to the proposed Reorganizations would not be subject to any initial sales charge or CDSC as a result of the Reorganizations. However, shares acquired as a result of the Reorganizations would continue to be subject to a CDSC upon subsequent redemption to the same extent as if shareholders had continued to hold their shares of Keystone Quality and Keystone Diversified. The CDSC applicable to a class of shares received in the Reorganizations will be the CDSC schedule in effect at the time shares of Keystone Quality or Keystone Diversified were originally purchased.

         The following is a summary description of charges and fees for each of the different classes of shares. More detailed descriptions of the distribution arrangements applicable to the classes of shares are contained in the respective Evergreen Diversified Bond Prospectus, the Keystone Quality Prospectus, the Keystone Diversified Prospectus and in each Fund's respective Statement of Additional Information.

         Currently, Keystone Quality and Keystone Diversified offer only one class of shares. Shares are sold without any front-end sales charges, but are subject to a CDSC which ranges from 4% to 1% if shares are redeemed during the first four calendar years after purchase. In addition, shares are subject to distribution-related and shareholder servicing- related fees as described below. It is anticipated that Keystone Quality and Keystone Diversified will each become a multiple class fund on or about January 9, 1998. Should this occur, each Fund will offer three classes of shares identical to the Class A, Class B and Class C shares of Evergreen Diversified Bond and hereafter described, including identical distribution-related and shareholder servicing-related expenses.

         Class A Shares. Class A Evergreen Diversified Bond shares are sold at net asset value plus an initial sales charge and, as indicated below, are subject to distribution- related fees.

         Class B Shares. Class B Evergreen Diversified Bond shares are sold without an initial sales charge but are subject to a CDSC, which ranges from 5% to 1%, if shares are redeemed during the first six years after the month of purchase. In addition, Class B shares are subject to distribution-related fees and shareholder servicing-related fees as described below. Class B shares issued in the Reorganizations will automatically convert to Class A shares in accordance with the conversion schedule of Evergreen Diversified Bond in effect at the time of the Reorganizations. For purposes of determining when Class B shares issued in the Reorganizations to shareholders of Keystone Quality and Keystone Diversified will convert to Class A shares, such shares will be deemed to have been purchased as of the date the shares of Keystone Quality and Keystone Diversified were originally purchased.

         Class B shares are subject to higher distribution-related fees than the corresponding Class A shares on which a front-end sales charge is imposed (until they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares of the Fund.

         Class C Shares. Class C Evergreen Diversified Bond shares are sold without an initial sales charge but, as indicated below, are subject to distribution and shareholder servicing-related fees. Class C shares are subject to a 1% CDSC if such shares are redeemed during the month of purchase and the 12-month period following the month of purchase. No CDSC is imposed on amounts redeemed thereafter. Class C shares incur higher distribution and shareholder servicing- related fees than Class A shares but, unlike Class B shares, do not convert to any other class of shares.


         The amount of the CDSC applicable to redemptions of shares of Keystone Quality, Keystone Diversified and Evergreen Diversified Bond is charged as a percentage of the lesser of the then current net asset value or original cost. The CDSC is deducted from the amount of the redemption and is paid to the Fund's distributor or its predecessor, as the case may be. Shares of each Fund acquired through dividend or distribution reinvestment are not subject to a CDSC. For purposes of determining the schedule of CDSCs, and the time of conversion to Class A shares, applicable to shares of Evergreen Diversified Bond received by Keystone Quality's or Keystone Diversified's shareholders in the Reorganizations, Evergreen Diversified Bond will treat such shares as having been sold on the date the shares of Keystone Quality or Keystone Diversified were originally purchased by such Fund's shareholder. Additional information regarding the Classes of shares of each Fund is included in its respective Prospectus and Statement of Additional Information.

         Distribution-Related and Shareholder Servicing-Related Expenses. Evergreen Diversified Bond has adopted a Rule 12b-1 plan with respect to its Class A shares under which the Class may pay for distribution-related expenses at an annual rate which may not exceed 0.75% of average daily net assets attributable to the Class. Payments with respect to Class A shares of Evergreen Diversified Bond are currently limited to 0.25% of average daily net assets attributable to the Class, which amount may be increased to the full plan rate for the Fund by the Trustees without shareholder approval.

         Evergreen Diversified Bond has also adopted a Rule 12b-1 plan with respect to its Class B and Class C shares under which each Class may pay for distribution-related and shareholder servicing-related expenses at an annual rate which may not exceed 1.00% of average daily net assets attributable to the Class.

         The Class B and Class C Rule 12b-1 plans provide that of the total 1.00% 12b-1 fees, up to 0.25% may be for payment in respect of "shareholder services." Consistent with the requirements of Rule 12b-1 and the applicable rules of the National Association of Securities Dealers, Inc. ("NASD"), following the Reorganizations Evergreen Diversified Bond may make distribution-related and shareholder servicing-related payments with respect to Keystone Quality and Keystone Diversified shares sold prior to the Reorganizations, including payments to Keystone Quality's and Keystone Diversified's former underwriter.

         Each of Keystone Quality and Keystone Diversified has adopted a Rule 12b-1 plan with respect to its shares pursuant to which each Fund may pay for distribution-related and shareholder servicing-related expenses at an annual rate that may not exceed 1.25% of average daily net assets. The NASD limits the amount that a Fund may pay annually in distribution costs for the sale of its shares and shareholder service fees. The NASD currently limits such annual expenditures to 1.00% of the aggregate average daily net asset value of the Fund's shares, of which 0.75% may be used to pay distribution costs and 0.25% may be used to pay shareholder service fees.

         Additional information regarding the Rule 12b-1 plans adopted by each Fund is included in its respective Prospectus and Statement of Additional Information.

Purchase and Redemption Procedures


         Information concerning applicable sales charges, distribution-related fees and shareholder servicing-related fees is described above. Investments in the Funds are not insured. The minimum initial purchase requirement for each Fund is $1,000. There is no minimum for subsequent purchases of shares of any Fund. Each Fund provides for telephone, mail or wire redemption of shares at net asset value, less any CDSC, as next determined after receipt of a redemption request on each day the New York Stock Exchange ("NYSE") is open for trading. Additional information concerning purchases and redemptions of shares, including how each Fund's net asset value is determined, is contained in the respective Prospectus for each Fund. Each Fund may involuntarily redeem shareholders' accounts that have less than $1,000 of invested funds. All funds invested in each Fund are invested in full and fractional shares. The Funds reserve the right to reject any purchase order.

Exchange Privileges

         Keystone Quality and Keystone Diversified currently have identical exchange privileges. Exchanges are limited to the funds in the Keystone Classic fund family and Class K shares of Evergreen Money Market Fund. Shares of Evergreen Diversified Bond may be exchanged for shares of a similar class of any fund in the Evergreen Keystone fund family, other than shares of any fund in the Keystone Classic fund family. No sales charge is imposed on an exchange. An exchange which represents an initial investment in another fund must amount to at least $1,000. The current exchange privileges, and the requirements and limitations attendant thereto, are described in each Fund's respective Prospectus and Statement of Additional Information.

Dividend Policy

         Each Fund declares income dividends daily and pays such dividends monthly. Distributions of any net realized gains of a Fund will be made at least annually. Shareholders begin to earn dividends on the first business day after shares are purchased unless shares were not paid for, in which case dividends are not earned until the next business day after payment is received. Dividends and distributions are reinvested in additional shares of the same class of the respective Fund, or paid in cash, as a shareholder has elected. See the respective Prospectus of each Fund for further information concerning dividends and distributions.

         After the Reorganizations, shareholders of Keystone Quality and Keystone Diversified who have elected to have their dividends and/or distributions reinvested will have dividends and/or distributions received from Evergreen Diversified Bond reinvested in shares of Evergreen Diversified Bond. Shareholders of Keystone Quality and Keystone Diversified who have elected to receive dividends and/or distributions in cash will receive dividends and/or distributions from Evergreen Diversified Bond in cash after the Reorganizations, although they may, after the Reorganizations, elect to have such dividends and/or distributions reinvested in additional shares of Evergreen Diversified Bond.

         Each of Keystone Quality and Keystone Diversified has qualified and intends to continue to qualify, and Evergreen Diversified Bond intends to qualify, to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). While so qualified, so long as each Fund distributes all of its investment company taxable income and any net realized gains to shareholders, it is expected that a Fund will not be required to pay any federal income taxes on the amounts so distributed. A 4% nondeductible excise tax will be imposed on amounts not distributed if a Fund does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.

Risks


         Since the investment objectives and policies of each Fund are substantially comparable, the risks involved in investing in each Fund's shares are similar except that Evergreen Diversified Bond and Keystone Diversified invest at least 65% of their total assets in debt securities rated within the four highest categories by a NRSRO and Keystone Quality's purchases of debt securities are limited, with respect to 65% of its assets, to those debt securities rated within the three highest categories by a NRSRO. For a discussion of each Fund's objectives and policies, see "Comparison of Investment Objectives and Policies." Bonds rated in the fourth highest category, although considered investment grade, have speculative characteristics. In addition, Evergreen Diversified Bond and Keystone Diversified may invest in high yield, high risk bonds. Keystone Quality may not purchase high yield, high risk bonds, although it may with a portion of its assets purchase debt securities rated in the fourth highest category by a NRSRO. High yield, high risk bonds generally involve greater volatility of price and risk of principal and income than bonds in the higher rating categories and are, on balance, considered predominantly speculative.


         Securities rated below-investment grade are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. The lower ratings of certain securities held by the Fund reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates may impair the ability of the issuer to make payments of interest and principal, especially if the issuer is highly leveraged. Such issuer's ability to meet its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. Also, an economic downturn or an increase in interest rates may increase the potential for default by the issuers of these securities.

         Values of such securities are more sensitive to real or perceived adverse economic, company or industry conditions and publicity than is the case for higher quality securities.

Their values, like those of other fixed income securities, fluctuate in response to changes in interest rates, generally rising when interest rates decline and falling when interest rates rise. For example, if interest rates increase after a fixed income security is purchased, the security, if sold prior to maturity, may return less than its cost. The prices of below-investment grade bonds, however, are generally less sensitive to interest rate changes than the prices of higher- rated bonds.

Shorter term bonds are less sensitive to interest rate changes, but longer term bonds generally offer higher yields.


         In addition, to the extent that investments are made in debt securities (other than U.S. government securities), derivatives or structured securities, such investments, despite favorable credit ratings, are subject to some risk of default.


         Each Fund may invest in derivatives. The market values of derivatives or structured securities may vary depending upon the manner in which the investments have been structured and may fluctuate much more rapidly and to a much greater extent than investments in other securities. As a result, the values of such investments may change at rates in excess of rates at which traditional fixed income securities change and, depending on the structure of a derivative, would change in a manner opposite to the change in the market value of a traditional fixed income security. See each Fund's Prospectus and Statement of Additional Information for further discussion of the risks inherent in the use of derivatives.


         Each Fund may invest in foreign securities. Investing in securities of foreign issuers generally involves greater risk than investing in securities of domestic issuers for the following reasons: publicly available information on issuers and securities may be scarce; many foreign countries do not follow the same accounting, auditing, and financial reporting standards as are used in the U.S.; market trading volumes may be smaller, resulting in less liquidity and more price volatility compared to U.S. securities of comparable quality; there may be less regulation of securities trading and its participants; the possibility may exist for expropriation, confiscatory taxation, nationalization, establishment of exchange controls, political or social instability or negative diplomatic developments; and dividend or interest withholding may be imposed at the source.

         Fluctuations in foreign exchange rates impose an additional level of risk, possibly affecting the value of a Fund's foreign investments and earnings, gains and losses realized through trades, and the unrealized appreciation or depreciation of investments. Each Fund may also incur costs when it shifts assets from one country to another.

                                        REASONS FOR THE REORGANIZATIONS

         At a regular meeting held on September 17, 1997, the Board of Trustees of Keystone Quality considered and approved the Reorganization as in the best interests of shareholders and determined that the interests of existing shareholders of Keystone Quality will not be diluted as a result of the transactions contemplated by the Reorganization.

         At a regular meeting held on September 17, 1997, the Board of Trustees of Keystone Diversified considered and approved the Reorganization as in the best interests of shareholders and determined that the interests of existing shareholders of Keystone Diversified will not be diluted as a result of the transactions contemplated by the Reorganization.


         In approving each Plan, the Trustees reviewed various factors about the respective Funds and the proposed Reorganizations. The Reorganizations are part of an overall plan to convert the Evergreen Keystone funds into series of Delaware business trusts and, to the extent practicable, simplify and make consistent various investment restrictions and policies. Holders of shares of beneficial interest in a Pennsylvania common law trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. Although provisions of the Declaration of Trust and other legal documents pertaining to each Fund's affairs seek to minimize the potential for such liability, some degree of exposure, however unlikely, continues to exist with respect to the Funds as long as they are governed by Pennsylvania law. Substantially all written agreements, obligations, instruments, or undertakings made by Keystone Quality or Keystone Diversified must contain a provision limiting the obligations created by that transaction to the Fund to which the transaction relates, as well as related provisions to the effect that the shareholders of the Fund and Trustees of the Trust under which the Fund operates are not personally liable thereunder. Although the Declarations of Trust of Keystone Quality and Keystone Diversified provide for indemnification out of the Funds' property of any shareholder held personally liable for the obligations of a Fund solely by reason of his or her being or having been a shareholder, a shareholder could conceivably incur financial loss exceeding any amounts indemnified on account of shareholder liability if the circumstances were such that the Fund had insufficient assets or would otherwise be unable to meet its obligations.


         As a Delaware business trust, the Evergreen Fixed Income Trust's operations will be governed by applicable Delaware law rather than by Pennsylvania law. The Delaware Business Trust Act (the "Delaware Act") provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. Shareholders of Delaware corporations do not have personal liability for obligations of the corporation.


         Delaware has obtained a favorable national reputation for its business laws and business environment. The Delaware courts, which may be called upon to interpret the Delaware Act, are among the nation's most highly respected and have an expertise in corporate matters which in part grew out of the fact that Delaware corporate legal issues are concentrated in the Court of Chancery where there are no juries and where judges issue written opinions explaining their decisions. Thus, there is a well established body of precedent which may be relevant in deciding issues pertaining to a Delaware business trust.

         There are other advantages that may be afforded by a Delaware business trust. Under Delaware law, the Evergreen Fixed Income Trust will have the flexibility to respond to future business contingencies. For example, the Trustees will have the power to change the Evergreen Fixed Income Trust to a corporation, to merge or consolidate it with another entity, to cause each series to become a separate trust, and to change the Evergreen Fixed Income Trust's domicile without a shareholder vote. This flexibility could help to assure that the Evergreen Fixed Income Trust operates under the most advanced form of organization and could reduce the expense and frequency of future shareholder meetings for non-investment related issues.

         In addition, although it is proposed that Keystone Quality and Keystone Diversified each sell all of its assets to Evergreen Diversified Bond, a newly established series of Evergreen Fixed Income Trust, an important part of the Reorganizations is that Keystone Quality, for all practical purposes, will be combined with Keystone Diversified. The investment objective and policies of Evergreen Diversified Bond are substantially identical to those of Keystone Diversified. Consequently, in considering the Reorganizations, each Fund's Trustees reviewed the Reorganization in the context of Keystone Quality being combined with Keystone Diversified.

         There are substantial similarities between Keystone Quality and Keystone Diversified. Except for the fact that Keystone Diversified may invest a portion of its assets in high yield, high risk debt securities and may invest 65% of its total assets in debt securities rated slightly lower than those permitted to be purchased by Keystone Quality with 65% of its assets, Keystone Quality and Keystone Diversified have substantially similar investment objectives and policies and comparable risk profiles. See "Comparison of Investment Objectives and Policies" below. At the same time, the Boards of Trustees of Keystone Quality and Keystone Diversified evaluated the potential economies of scale associated with larger mutual funds and concluded that operational efficiencies may be achieved upon the combination of Keystone Quality with another Evergreen Keystone fund with a greater level of assets. As of August 31, 1997, Keystone Diversified's net assets were approximately $458 million and Keystone Quality's net assets were approximately $179 million.


         In addition, assuming that an alternative to the Reorganizations would be to propose that Keystone Quality and Keystone Diversified continue their existences as separate series of Evergreen Fixed Income Trust, Keystone Quality would be offered through common distribution channels with the substantially identical Keystone Diversified. Keystone Quality would also have to bear the cost of maintaining its separate existence. Keystone believes that the prospect of dividing the resources of the Evergreen Keystone mutual fund organization between two substantially identical funds could result in each Fund being disadvantaged due to an inability to achieve optimum size, performance levels and the greatest possible economies of scale. Accordingly, for the reasons noted above and recognizing that there can be no assurance that any economies of scale or other benefits will be realized, Keystone believes that the proposed Reorganizations would be in the best interests of each Fund and its shareholders.

         The Board of Trustees of Keystone Quality and the Board of Trustees of Keystone Diversified met and considered the recommendation of Keystone, and, in addition, considered among other things, (i) the disadvantages which apply to operating each Fund as a Pennsylvania common law trust or a series of a Pennsylvania common law trust; (ii) the advantages which apply to each Fund operating as a series of a Delaware business trust; (iii) the terms and conditions of the Reorganization; (iv) whether the Reorganization would result in the dilution of shareholders' interests; (v) expense ratios, fees and expenses of Keystone Quality and Keystone Diversified; (vi) the comparative performance records of each of the Funds; (vii) compatibility of their investment objectives and policies; (viii) the investment experience, expertise and resources of Keystone; (ix) service features available to shareholders of the respective Funds and Evergreen Diversified Bond; (x) the fact that FUNB will bear the expenses incurred by Keystone Quality and Keystone Diversified in connection with the Reorganizations; (xi) the fact that Evergreen Diversified Bond will assume certain identified liabilities of Keystone Quality and Keystone Diversified; and (xii) the expected federal income tax consequences of the Reorganizations.

         The Trustees of Keystone Quality also considered the benefits to be derived by shareholders of Keystone Quality from its combination, for all practical purposes, with Keystone Diversified. In this regard, the Trustees considered the potential benefits of being associated with a larger entity and the economies of scale that could be realized by the participation by shareholders of Keystone Quality.

         In addition, the Trustees of Keystone Quality and Keystone Diversified considered that there are alternatives available to shareholders of Keystone Quality and Keystone Diversified, including the ability to redeem their shares, as well as the option to vote against the Reorganizations.

         During their consideration of the Reorganizations the Trustees met with Fund counsel and counsel to the Independent Trustees regarding the legal issues involved. The Trustees of Evergreen Fixed Income Trust on behalf of Evergreen Diversified Bond also approved at a meeting on September 17, 1997 the proposed Reorganizations.

                                  THE TRUSTEES OF KEYSTONE QUALITY RECOMMEND
                                    THAT SHAREHOLDERS APPROVE THE PROPOSED
                                                REORGANIZATION.

                          THE TRUSTEES OF KEYSTONE DIVERSIFIED RECOMMEND THAT
                               SHAREHOLDERS APPROVE THE PROPOSED REORGANIZATION.

Agreements and Plans of Reorganization

         The following summary is qualified in its entirety by reference to the Plans (Exhibits A-1 and A-2 hereto).


         Each Plan provides that Evergreen Diversified Bond will acquire all of the assets of Keystone Quality and Keystone Diversified, respectively, in exchange for shares of Evergreen Diversified Bond and the assumption by Evergreen Diversified Bond of certain identified liabilities of Keystone Quality and Keystone Diversified on or about January 23, 1998 or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, Keystone Quality and Keystone Diversified will endeavor to discharge all of their known liabilities and obligations. Evergreen Diversified Bond will not assume any liabilities or obligations of Keystone

Quality and Keystone Diversified other than those reflected in an unaudited statement of assets and liabilities of Keystone Quality and Keystone Diversified prepared as of the close of regular trading on the NYSE, currently 4:00 p.m. Eastern time, on the business day immediately prior to the Closing Date. Evergreen Diversified Bond will provide the Trustees of Keystone Quality and Keystone Diversified with certain indemnifications as set forth in each Plan. The number of full and fractional shares of Evergreen Diversified Bond to be received by the shareholders of Keystone Quality and Keystone Diversified will be as follows. Shareholders of Keystone Diversified will receive the number of shares of each class of Evergreen Diversified Bond equal to the number of shares of each corresponding class as they currently hold of Keystone Diversified. Shareholders of Keystone Quality will receive the number of shares of Evergreen Diversified Bond determined by multiplying the outstanding class of shares of Keystone Quality by a factor which shall be computed by dividing the net asset value per share of the respective class of Keystone Quality by the net asset value per share of the respective class of Evergreen Diversified Bond. Such computations will take place as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date. The net asset value per share of each class will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.


         State Street Bank and Trust Company, the custodian for the Funds, will compute the value of Keystone Quality's and Keystone Diversified's respective portfolio securities. The method of valuation employed will be consistent with the procedures set forth in the Prospectus and Statement of Additional Information of Evergreen Diversified Bond, Rule 22c-1 under the 1940 Act, and with the interpretations of such Rule by the SEC's Division of Investment Management.

         At or prior to the Closing Date, Keystone Quality and Keystone Diversified will have declared a dividend or dividends and distribution or distributions which, together with all previous dividends and distributions, shall have the effect of distributing to each Fund's shareholders (in shares of each Fund, or in cash, as the shareholder has previously elected) all of each Fund's investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gains realized in all taxable periods ending on the Closing Date (after reductions for any capital loss carryforward).

         As soon after the Closing Date as conveniently practicable, Keystone Quality and Keystone Diversified will liquidate and distribute pro rata to shareholders of record as of the close of business on the Closing Date the full and fractional shares of Evergreen Diversified Bond received by each Fund. Such liquidation and distribution will be accomplished by the establishment of accounts in the names of each Fund's shareholders on the share records of Evergreen Diversified Bond's transfer agent. Each account will represent the respective pro rata number of full and fractional shares of Evergreen Diversified Bond due to each Fund's shareholders. All issued and outstanding shares of each Fund, including those represented by certificates, will be canceled. The shares of Evergreen Diversified Bond to be issued will have no preemptive or conversion rights. After such distributions and the winding up of its affairs, Keystone Quality and Keystone Diversified will be terminated. In connection with such terminations, Keystone Quality and Keystone Diversified will file with the SEC applications for termination as registered investment companies.

         The consummation of each Reorganization is subject to the conditions set forth in the Plan for Keystone Quality and the Plan for Keystone Diversified, including approval by each Fund's shareholders, accuracy of various representations and warranties and receipt of opinions of counsel, including opinions with respect to those matters referred to in "Federal Income Tax Consequences" below. Notwithstanding approval of each Fund's shareholders, each Plan may be terminated (a) by the mutual agreement of the Fund and Evergreen
Diversified Bond; or (b) at or prior to the Closing Date by either party (i) because of a breach by the other party of any representation, warranty, or agreement contained therein to be performed at or prior to the Closing Date if not cured within 30 days, or (ii) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.


         The expenses of Keystone Quality and Keystone Diversified in connection with the Reorganizations (including the cost of any proxy soliciting agent) will be borne by FUNB whether or not the Reorganizations are consummated. The current Trustees of Keystone Quality and Keystone Diversified, including those Trustees not continuing to serve as Trustees of Evergreen Fixed Income Trust, will retain their ability to make claims under their existing directors and officers insurance policy for a period of three years following the consummation of the Reorganizations.


         If the Reorganization is not approved by shareholders of a Fund, the Board of Trustees of Keystone Quality and Keystone Diversified, as applicable, will consider other possible courses of action in the best interests of shareholders.

Federal Income Tax Consequences

         Each Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Code. As a condition to the closing of a Reorganization, Keystone Quality and Keystone Diversified will each receive an opinion of counsel to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes, upon consummation of the Reorganization:

         (1) The transfer of all of the assets of the Fund solely in exchange for shares of Evergreen Diversified Bond and the assumption by Evergreen Diversified Bond of certain identified liabilities, followed by the distribution of Evergreen Diversified Bond's shares by the Fund in dissolution and liquidation of the Fund, will constitute a "reorganization" within the meaning of section 368(a)(1)(C) (with respect to Keystone Quality and 368(a)(1)(F) with respect to Keystone Diversified) of the Code, and Evergreen Diversified Bond and the Fund will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

         (2) No gain or loss will be recognized by the Fund on the transfer of all of its assets to Evergreen Diversified Bond solely in exchange for Evergreen Diversified Bond's shares and the assumption by Evergreen Diversified Bond of certain identified liabilities of the Fund or upon the distribution of Evergreen Diversified Bond's shares to the Fund's shareholders in exchange for their shares of the Fund;

         (3) The tax basis of the assets transferred will be the same to Evergreen Diversified Bond as the tax basis of such assets to the Fund immediately prior to the Reorganization, and the holding period of such assets in the hands of Evergreen Diversified Bond will include the period during which the assets were held by the Fund;

         (4) No gain or loss will be recognized by Evergreen Diversified Bond upon the receipt of the assets from the Fund solely in exchange for the shares of Evergreen Diversified Bond and the assumption by Evergreen Diversified Bond of certain identified liabilities of the Fund;

         (5) No gain or loss will be recognized by the Fund's shareholders upon the issuance of the shares of Evergreen Diversified Bond to them, provided they receive solely such shares (including fractional shares) in exchange for their shares of the Fund; and

         (6) The aggregate tax basis of the shares of Evergreen Diversified Bond, including any fractional shares, received by each of the shareholders of the Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of the Fund held by such shareholder immediately prior to the Reorganization, and the holding period of the shares of Evergreen Diversified Bond, including fractional shares, received by each such shareholder will include the period during which the shares of the Fund exchanged therefor were held by such shareholder (provided that the shares of the Fund were held as a capital asset on the date of the Reorganization).

         Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If a Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, shareholders of Keystone Quality and Keystone Diversified would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Fund shares and the fair market value of Evergreen Diversified Bond shares he or she received. Shareholders of Keystone Quality and Keystone Diversified should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. It is not anticipated that the securities of the combined portfolio will be sold in significant amounts in order to comply with the policies and investment practices of Evergreen Diversified Bond. Since the foregoing discussion relates only to the federal income tax consequences of the Reorganization, shareholders of Keystone Quality and Keystone Diversified should also consult their tax advisers as to the state and local tax consequences, if any, of the Reorganization.

Pro-forma Capitalization


         The following table sets forth the capitalizations of Keystone Quality and Keystone Diversified as of August 31, 1997 and the capitalization of Evergreen Diversified Bond on a pro forma basis as of that date, giving effect to the proposed acquisitions of assets at net asset value and the conversion of certain Class B shares to Class A shares of Keystone Quality and Keystone
Diversified. As a newly created series of Evergreen Fixed Income Trust, Evergreen Diversified Bond, immediately preceding the Closing Date, will have nominal assets and liabilities. The pro forma data reflects an exchange ratio of approximately 0.99 Class B shares of Evergreen Diversified Bond issued for each share of Keystone Quality and an exchange ratio of approximately 1.00 Class B share of Evergreen Diversified Bond issued for each share of Keystone Diversified.


                                      Capitalization of Keystone Quality,
                                      Keystone Diversified and Evergreen
                                         Diversified Bond (Pro Forma)

                                                                                             Evergreen
                                                                                             Diversified
                                                                                             Bond (After
                                       Keystone                   Keystone                   Reorgani-
                                       Quality                    Diversified                zations)
                                       --------                   -----------                ------------

Net Assets

   Class A........................     N/A                        N/A
                                                                                             $555,959,918
   Class B........................     $178,993,366               $457,700,855
                                                                                             $80,734,303

   Class C........................     N/A                        N/A                        N/A

                                       ------------               ------------               ------------

   Total Net
     Assets.......................     $178,993,366               $457,700,855               $636,694,121
Net Asset Value Per
Share
   Class A........................     N/A                        N/A                        $15.42
   Class B........................     $15.21                     $15.42                     $15.42
   Class C........................     N/A                        N/A                        $15.42
Shares Outstanding

   Class A........................     N/A                        N/A
                                                                                             36,059,000
   Class B........................     11,768,326                 29,687,317
                                                                                             5,236,374

   Class C........................     N/A                        N/A                        N/A

                                       ----------                 ----------                 ----------

   All Classes....................     11,768,326                 29,687,317                 41,295,374


         The table set forth above should not be relied upon to reflect the number of shares to be received in the Reorganizations; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the time of the Reorganizations.

Shareholder Information

         As of November 10, 1997 (the "Record Date"), there were 11,560,603.402 shares of Keystone Quality outstanding and 28,578,829.229 shares of Keystone Diversified outstanding.

         As of September 30, 1997 the officers and Trustees of Keystone Quality beneficially owned as a group less than 1% of the outstanding shares of Keystone Quality. To Keystone Quality's knowledge, the following persons owned beneficially or of record more than 5% of Keystone Quality's total outstanding shares as of September 30, 1997:





                                                                Percen-                Percentage
                                                                tage                   of Shares of
                                                                 of                    Class
                                                                Class                  Outstanding
                                                                Before                 After
                                                 No. of         Reorgani-              Reorgani-
Name and Address                                 Shares         zations                zations


----------------                                                ---------              ---------
                                                 ------

Merrill Lynch Pierce                             1,339,441             11.61            Class A  3.30
Fenner & Smith                                                                          Class B  2.90
For the Sole Benefit of
its Customers
Attn: Fund Administration
4800 Deer Lake Drive East
3rd Floor

Jacksonville, FL 32246-
6484




         As of September 30, 1997, the officers and Trustees of Keystone Diversified beneficially owned as a group less than 1% of the outstanding shares of Keystone Diversified. To Keystone Diversified's knowledge, the following persons owned beneficially or of record more than 5% of Keystone Diversified's total outstanding shares as of September 30, 1997:



                                                                  Percentage of
                                                  Percen-         Shares of
                                                  tage of         Class
                                                  Shares          Outstanding
                                                                  After
                                 No. of           Before          Reorgani-
Name and Address                 Shares           Reorgani-       zations
----------------                 ------           zations         ---------

                                                  ---------


Merrill Lynch Pierce             3,927,911        13.45           Class A 9.62
Fenner & Smith                                                    Class B 10.09
For the Sole Benefit of
its Customers
Attn: Fund Administration
4800 Deer Lake Drive East
3rd Floor

Jacksonville, FL 32246-
6484




                               COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES


         The following discussion is based upon and qualified in its entirety by the descriptions of the respective investment objectives, policies and restrictions set forth in the respective Prospectuses and Statements of Additional Information of the Funds. The investment objective, policies and restrictions of Evergreen Diversified Bond can be found in the Prospectus of Evergreen Diversified Bond under the caption "Investment Objectives and Policies." The investment objectives, policies and restrictions of Keystone Quality and Keystone Diversified can be found in the respective Prospectus of each Fund under the caption "Investment Objective and Policies."


         The investment objectives of Evergreen Diversified Bond and Keystone Diversified are identical. These Funds seek maximum income without undue risk of principal. Unlike Evergreen Diversified Bond, the investment objective of Keystone Diversified cannot be changed without shareholder approval.


         The following discussion of Evergreen Diversified Bond's investment policies and restrictions applies equally to Keystone Diversified. Evergreen Diversified Bond seeks maximum income by investing at least 65% of its total assets in bonds which are debt instruments used by issuers to borrow money from investors. The Fund invests in debt instruments that are normally characterized by relatively liberal returns and moderate price fluctuations.

         Such debt instruments which include both secured and unsecured obligations will, at the time of investment, be rated within the four highest categories by Standard & Poor's Ratings Group ("S&P") (AAA, AA, A and BBB), or by Moody's Investors Service ("Moody's") (Aaa, Aa, A and Baa), or by Fitch Investors Services, L.P. ("Fitch") (AAA, AA, A and BBB) or, if not rated or rated under a different system, will be of comparable quality to instruments so rated, as determined by the Fund's investment adviser. For a description of such ratings, see Evergreen Diversified Bond's Statement of Additional Information.

         The Fund may also invest up to 50% of its assets in foreign securities and up to 35% of its assets in high yield, high risk bonds and similar securities rated below BBB by S&P or Fitch or Baa by Moody's. Evergreen Diversified Bond may also invest in limited partnerships, including master limited partnerships, participations in bank loans, fixed and adjustable rate or stripped bonds, including zero coupon bonds and payment-in-kind securities, debentures, notes, equipment trust certificates, U.S. government securities and debt securities convertible into, or exchangeable for, preferred or common stock. Evergreen Diversified Bond may also invest in preferred stock, including adjustable rate preferred stock, and warrants which can be used to purchase or create otherwise permissible investments.

         When market conditions warrant, Evergreen Diversified Bond may invest up to 100% of its assets for temporary defensive purposes in short-term obligations. Such obligations may include master demand notes, commercial paper and notes, bank deposits and other financial institution obligations.


         Evergreen Diversified Bond may also invest in certain types of derivative instruments, including interest rate swaps, equity swaps, index swaps, currency swaps and caps and floors, in addition to forwards, futures, options, mortgage-backed securities and other asset-backed securities.

         The investment objective of Keystone Quality, which cannot be changed without shareholder approval, is to provide shareholders with the highest possible income consistent with the preservation of capital. The Fund invests at least 65% of its assets in high grade bonds rated, at the time of purchase, within the three highest categories (A or better) by S&P or Moody's or, if unrated, determined to be of comparable quality by its investment adviser. Keystone Quality may also invest a portion of its assets in bonds rated BBB by S&P or Baa by Moody's and in short-term investments. Bonds include U.S. government securities and municipal bonds. Keystone Quality may invest up to 25% of its assets in investment grade convertible bonds and up to 25% of its assets in foreign securities issued by issuers located in developing countries as well as certain countries with emerging markets.


         Short-term investments in which Keystone Quality may invest, which must mature within one year of their purchase, consist of U.S. government securities; instruments of banks having assets of at least $500 million, including U.S. branches of foreign banks and foreign branches of U.S. banks, such as certificates of deposit, demand and time deposits and bankers' acceptances; high grade commercial paper; and repurchase agreements secured by U.S. government securities.


         Keystone Quality may also invest in various derivative instruments as well as limited partnerships, including master limited partnerships, and other debt securities similar to those discussed above with respect to Evergreen Diversified Bond.

         The principal differences between Evergreen Diversified Bond and Keystone Diversified on the one hand, and Keystone Quality on the other, relate to the minimum credit quality for 65% of the Funds' investments (BBB or better for Evergreen Diversified Bond and Keystone Diversified and A or better for Keystone Quality) and Evergreen Diversified Bond's and Keystone Diversified's ability to invest in high yield, high risk debt securities.

         The characteristics of each investment policy and the associated risks are described in each Fund's respective Prospectus and Statement of Additional Information. The Funds have other investment policies and restrictions which are also set forth in the Prospectus and Statement of Additional Information of each Fund.

                                COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS

Forms of Organization

         Evergreen Fixed Income Trust, Keystone Quality and Keystone Diversified are open-end management investment companies registered with the SEC under the 1940 Act, which continuously offer shares to the public. Each of Keystone Quality and Keystone Diversified is organized as a Pennsylvania common law trust. Evergreen Fixed Income Trust is organized as a Delaware business trust. Each Trust is governed by a Declaration of Trust, By-Laws and a Board of Trustees. Each Trust is also governed by applicable Delaware, Pennsylvania and federal law. Evergreen Diversified Bond is a series of Evergreen Fixed Income Trust.

Capitalization


         The beneficial interests in Evergreen Diversified Bond are represented by an unlimited number of transferable shares of beneficial interest $.001 par value per share. The beneficial interests in Keystone Quality and Keystone Diversified are represented by an unlimited number of transferable shares of beneficial interest with a $1.00 par value per share. The respective Declaration of Trust under which each Fund has been established permits the Trustees to allocate shares into an unlimited number of series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued. Except with respect to Evergreen Diversified Bond where each share of the Fund is entitled to one vote for each dollar of net asset value applicable to such share, each Fund's shares have equal voting rights with respect to matters affecting shareholders of all classes of each Fund and represent equal proportionate interests in the assets belonging to each class of shares of the Funds. Shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Trustees. Shareholders of each Fund vote separately, by class, as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class and by series as to matters, such as approval of or amendments to investment advisory agreements or proposed reorganizations, that affect only their particular series.


Shareholder Liability

         Under Pennsylvania law, shareholders of a common law trust could, under certain circumstances, be held personally liable for the obligations of the trust. However, the respective Declaration of Trust under which Keystone Quality and Keystone Diversified was established disclaims shareholder liability for acts or obligations of the series and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. Each Declaration of Trust provides for indemnification out of the series property for all losses and expenses of any shareholder held personally liable for the obligations of the series. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which a disclaimer is inoperative and the series or the Trust itself would be unable to meet its obligations.

         Under Delaware law, shareholders of a Delaware business trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. No similar statutory or other authority limiting business trust shareholder liability exists in any other state. As a result, to the extent that Evergreen Fixed Income Trust or a shareholder is subject to the jurisdiction of courts in those states, the courts may not apply Delaware law, and may thereby subject shareholders of a Delaware trust to liability. To guard against this risk, the Declaration of Trust of Evergreen Fixed Income Trust: (a) provides that any written obligation of the Trust may contain a statement that such obligation may only be enforced against the assets of the Trust or the particular series in question and the obligation is not binding upon the shareholders of the Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of Evergreen Fixed Income Trust. Accordingly, the risk of a shareholder of the Trust incurring financial loss beyond that shareholder's investment because of shareholder liability is limited to circumstances in which: (i) the court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) the Trust itself would be unable to meet its obligations. In light of Delaware law, the nature of the

Trust's business, and the nature of its assets, the risk of personal liability to a shareholder of Evergreen Fixed Income Trust is remote.

Shareholder Meetings and Voting Rights


         Neither Evergreen Fixed Income Trust on behalf of Evergreen Diversified Bond, Keystone Quality nor Keystone Diversified is required to hold annual meetings of shareholders. However, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares. In addition, each is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. Each Trust currently does not intend to hold regular shareholder meetings. Each Trust does not permit cumulative voting. Except when a larger quorum is required by applicable law, twenty-five percent (25%) of Evergreen Diversified Bond and, with respect to Keystone Quality and Keystone Diversified, a majority of the outstanding shares entitled to vote on a matter, constitutes a quorum for consideration of such matter. In all cases, a majority of the shares present and entitled to vote is sufficient to act on a matter (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act).

         Under the Declaration of Trust of Evergreen Fixed Income Trust, each share of Evergreen Diversified Bond is entitled to one vote for each dollar of net asset value applicable to each share. Under the current voting provisions governing Keystone Quality and Keystone Diversified, each share is entitled to one vote. Over time, the net asset values of the Funds have changed in relation to one another and are expected to continue to do so in the future. Because of the divergence in net asset values, a given dollar investment in a Fund with a lower net asset value will purchase more shares and, under the Funds' current voting provisions, have more votes than the same investment in a Fund with a higher net asset value. Under the Declaration of Trust of Evergreen Fixed Income Trust, voting power is related to the dollar value of the shareholder's investment rather than to the number of shares held.


Liquidation or Dissolution


         In the event of the liquidation of Evergreen Diversified Bond, Keystone Quality and Keystone Diversified, the shareholders are entitled to receive, when, and as declared by the Trustees, the excess of the assets belonging to such Fund or attributable to the class over the liabilities belonging to the Fund or attributable to the class. In either case, the assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the number of shares of a class of the Fund held by them and recorded on the books of the Fund.

Liability and Indemnification of Trustees

         The Declaration of Trust of each of Keystone Quality and Keystone Diversified provides that a Trustee will be liable only for his own willful defaults, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The Declaration of Trust provides that a present or former Trustee or officer is entitled to indemnification against liabilities and expenses with respect to claims related to his or her position with the Fund, unless such Trustee or officer shall have been adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Fund, or unless such Trustee or officer is otherwise subject to liability to the Fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. In the event of settlement, no such indemnification shall be provided unless there has been a determination that such Trustee or officer appears to have acted in good faith in the reasonable belief that his action was in the best interests of the Fund and that such indemnification would not protect such person against any liability to the Fund to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

         Under the Declaration of Trust of Evergreen Fixed Income Trust, a Trustee is liable to the Trust and its shareholders only for such Trustee's own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or the discharge of such Trustee's functions. As provided in the Declaration of Trust, each Trustee of the Trust is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee
(i) did not act in good faith in the reasonable belief that such Trustee's action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee's duties; and (iii) in a criminal proceeding, had reasonable cause to believe that such Trustee's conduct was unlawful (collectively, "disabling conduct"). A determination that the Trustee did not engage in disabling conduct and is, therefore, entitled to indemnification may be based upon the outcome of a court action or administrative proceeding or by (a) a vote of a majority of those Trustees who are neither "interested persons" within the meaning of the 1940 Act nor parties to the proceeding or (b) an independent legal counsel in a written opinion. The Trust may also advance money for such litigation expenses provided that the Trustee undertakes to repay the Trust if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

         The foregoing is only a summary of certain characteristics of the operations of the Declarations of Trust, By-Laws, Delaware and Pennsylvania law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declarations of Trust, By-Laws, Delaware and Pennsylvania law directly for more complete information.

                                            ADDITIONAL INFORMATION

         Evergreen Diversified Bond. Information concerning the operation and management of Evergreen Diversified Bond is incorporated herein by reference from the Prospectus dated November 10, 1997, a copy of which is enclosed, and Statement of Additional Information dated November 10, 1997. A copy of such Statement of Additional Information is available upon request and without charge by writing to Evergreen Diversified Bond at the address listed on the cover page of this Prospectus/Proxy Statement or by calling toll-free 1-800-343- 2898.

         Keystone Quality. Information about the Fund is included in its current Prospectus dated February 28, 1997, as supplemented, and in the Statement of Additional Information of the same date that have been filed with the SEC, all of which are incorporated herein by reference. A copy of the Prospectus and Statement of Additional Information are available upon request and without charge by writing to the address listed on the cover page of this Prospectus/Proxy Statement or by calling toll-free 1-800-343-2898.


         Keystone Diversified. Information about the Fund is included in its current Prospectus dated December 10, 1996, as supplemented, and in the Statement of Additional Information of the same date that have been filed with the SEC, all of which are incorporated herein by reference. A copy of the Prospectus and Statement of Additional Information are available upon request and without charge by writing to the address listed on the cover page of this Prospectus/Proxy Statement or by calling toll-free 1-800-343-2898.


         Evergreen Diversified Bond, Keystone Quality and Keystone Diversified are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information, including proxy material and charter documents, with the SEC. These items can be inspected and copies obtained at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661-2511 and Seven World Trade Center, Suite 1300, New York, New York 10048.


                                  VOTING INFORMATION CONCERNING THE MEETINGS


         This  Prospectus/Proxy  Statement  is furnished  in  connection  with a solicitation of proxies by the Trustees of Keystone Quality and Keystone Diversified to be used at each Special Meeting of Shareholders to be held at 3:00 p.m., January 6, 1998, at the offices of the Evergreen Keystone Funds, 200 Berkeley Street, Boston, Massachusetts 02116, and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the meeting and a proxy card, is first being mailed to shareholders of Keystone Quality and Keystone Diversified on or about November 14, 1997. Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof. The holders of a majority of the outstanding shares entitled to vote of each Fund at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting. If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate. Proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote or (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will have the effect of being counted as votes against the Plan since the vote required is a majority of the shares present and entitled to vote. A proxy may be revoked at any time on or before the Meeting by written notice to the Secretary of Keystone Quality or Keystone Diversified, as applicable, 200 Berkeley Street, Boston, Massachusetts 02116. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby.


         Approval of each Plan will require the affirmative vote of a majority of the shares present and entitled to vote at

Meetings at which a quorum of each Fund's shares is present. Each full share outstanding is entitled to one vote and each fractional share outstanding is entitled to a proportionate share of one vote.


         Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, telegraph or personal solicitations conducted by officers and employees of FUNB, its affiliates or other representatives of Keystone Quality and Keystone Diversified (who will not be paid for their soliciting activities). Shareholder Communications Corporation ("SCC") and its agents have been engaged by Keystone Quality and Keystone Diversified to assist in soliciting proxies, and may call shareholders to ask if they would be willing to authorize SCC to execute a proxy on their behalf authorizing the voting of their shares in accordance with the instructions given over the telephone by the shareholders. In addition, shareholders may call SCC at 1-800-733-8481 extension 404 between the hours of 9:00 a.m. and 11:00 p.m. Eastern time in order to initiate the processing of their votes by telephone. SCC will utilize a telephone vote solicitation procedure designed to authenticate the shareholder's identity by asking the shareholder to provide his or her social security number (in the case of an individual) or taxpayer identification number (in the case of an entity). The shareholder's telephone instructions will be implemented in a proxy executed by SCC and a confirmation will be sent to the shareholder to ensure that the vote has been authorized in accordance with the shareholder's instructions. Although a shareholder's vote may be solicited and cast in this manner, each shareholder will receive a copy of this Prospectus/Proxy Statement and may vote by mail using the enclosed proxy card. The Funds believe that this telephonic voting system complies with applicable law and have reviewed opinions of counsel to that effect.

         If you wish to participate in the Meeting, but do not wish to give your proxy by telephone, you may still submit the proxy card included with this Prospectus/Proxy Statement or attend in person. Any proxy given by you, whether in writing or by telephone, is revocable.

         In the event that sufficient votes to approve a Reorganization are not received by January 6, 1998, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

         A shareholder who objects to a proposed Reorganization will not be entitled under either Pennsylvania law or the Declaration of Trust of Keystone Quality or Keystone Diversified, as applicable, to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganizations as proposed are not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Reorganizations are consummated, shareholders will be free to redeem the shares of Evergreen Diversified Bond which they receive in the transaction at their then-current net asset value. Shares of Keystone Quality and Keystone Diversified may be redeemed at any time prior to the consummation of the Reorganizations. Shareholders of Keystone Quality and Keystone Diversified may wish to consult their tax advisers as to any differing consequences of redeeming Fund shares prior to the

Reorganizations or exchanging such shares in the Reorganizations.

         Keystone Quality and Keystone Diversified do not hold annual shareholder meetings. If a Reorganization is not approved, shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of Keystone Quality or Keystone Diversified, as applicable, at the address set forth on the cover of this Prospectus/Proxy Statement such that they will be received by the Funds in a reasonable period of time prior to any such meeting.

         The votes of the shareholders of Evergreen Diversified Bond are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Reorganizations.

         NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise Keystone Quality and Keystone Diversified whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Prospectus/Proxy Statement needed to supply copies to the beneficial owners of the respective shares.

                                       FINANCIAL STATEMENTS AND EXPERTS

         The financial statements of Keystone Quality as of October 31, 1996, and the financial statements and financial highlights for the periods indicated therein, have been incorporated by reference herein and in the Registration Statement in reliance upon the report of KPMG Peat Marwick LLP, independent certified public accountants, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.


         The financial statements of Keystone Diversified as of August 31, 1997, and the financial statements and financial highlights for the periods indicated therein, have been incorporated by reference herein and in the Registration Statement in reliance upon the report of KPMG Peat Marwick LLP, independent certified public accountants, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.


                                                 LEGAL MATTERS

         Certain legal matters concerning the issuance of shares of Evergreen Diversified Bond will be passed upon by Sullivan & Worcester LLP, Washington, D.C.

                                                OTHER BUSINESS

         The Trustees of Keystone Quality and Keystone Diversified do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.


         THE RESPECTIVE TRUSTEES OF KEYSTONE QUALITY AND KEYSTONE DIVERSIFIED RECOMMEND APPROVAL OF EACH RESPECTIVE PLAN AND ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLANS.


November 14, 1997

                                                                 EXHIBIT A-1

                                     AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 30th day of September, 1997, by and between the Evergreen Fixed Income Trust, a Delaware business trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the "Trust"), with respect to its Evergreen Diversified Bond Fund series (the "Acquiring Fund"), and Keystone Quality Bond Fund (B-1), a Pennsylvania common law trust ("Keystone Trust"), with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116, with respect to its Keystone Quality Bond Fund (B-1) series (the "Selling Fund").


         This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368 (a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for shares of beneficial interest, $.001 par value per share, of the Acquiring Fund (the "Acquiring Fund Shares"); (ii) the assumption by the Acquiring Fund of certain identified liabilities of the Selling Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.


         WHEREAS, the Selling Fund is the sole investment series of, and the Acquiring Fund is a separate investment series of, an open-end, registered investment company of the management type, and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

         WHEREAS, both Funds are authorized to issue their shares of beneficial interest;

         WHEREAS, the Trustees of the Trust have determined that the exchange of all of the assets of the Selling Fund for Acquiring Fund Shares and the assumption of certain identified liabilities of the Selling Fund by the Acquiring Fund on the terms and conditions hereinafter set forth are in the best interests of the Acquiring Fund's shareholders;

         WHEREAS,  the  Trustees  of  Keystone  Trust have  determined  that the
Selling Fund should exchange all of its assets and certain identified liabilities for Acquiring Fund Shares and that the interests of the existing shareholders of the Selling

Fund will not be diluted as a result of the transactions contemplated herein;

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                                   ARTICLE I

         TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR
           THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND
                LIABILITIES AND LIQUIDATION OF THE SELLING FUND

         1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of the Selling Fund's assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange therefor (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined by multiplying the shares outstanding of each class of the Selling Fund by the ratio computed by dividing the net asset value per share of each such class of the Selling Fund by the net asset value per share of the corresponding class of Acquiring Fund Shares computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume certain identified liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing Date").

         1.2 ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, and futures interests and dividends or interest receivables, that is owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

         The Selling Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of Selling Fund's assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses. The Selling Fund reserves the right to sell any of such securities, but will not, without the prior written approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

         The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Selling Fund with a statement of the Acquiring Fund's investment objectives, policies, and restrictions and a list of the securities, if any, on the Selling Fund's list referred to in the second sentence of this paragraph that do not conform to the Acquiring Fund's investment objectives, policies, and restrictions. In the event that the Selling Fund holds any investments that the Acquiring Fund may not hold, the Selling Fund will dispose of such securities prior to the Closing Date. In addition, if it is determined that the Selling Fund and the Acquiring Fund portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Selling Fund if requested by the Acquiring Fund will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date.

         1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. Except as specifically provided in this paragraph 1.3, the Acquiring Fund shall assume the liabilities, expenses, costs, charges and reserves reflected on a Statement of Assets and Liabilities of the Selling Fund prepared on behalf of the Selling Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Selling Fund reflected in such Statement of Assets and Liabilities and shall not except as specifically provided in this paragraph 1.3 assume any other liabilities, whether absolute or contingent, known or unknown, accrued or unaccrued, all of which shall remain the obligation of the Selling Fund. The Acquiring Fund hereby agrees with Keystone Trust and each Trustee of Keystone Trust: (i) to indemnify each Trustee of Keystone Trust against all liabilities and expenses referred to in the indemnification provisions of Keystone Trust's Declaration of Trust and By-Laws, to the extent provided therein, incurred by any Trustee of Keystone Trust; and (ii) in addition to the indemnification provided in (i) above, to indemnify each Trustee of Keystone Trust against all liabilities and expenses and pay the same as they arise and become due, without any exception, limitation or requirement of approval by any person, and without any right to require repayment thereof by any such Trustee (unless such Trustee has had the same repaid to him or her) based upon any subsequent or final disposition or findings made in connection therewith or otherwise, if such action, suit or other proceeding involves such Trustee's participation in authorizing or permitting or acquiescing in, directly or indirectly, by action or inaction, the making of any distribution in any manner of all or any assets of the Selling Fund without making provision for the payment of any liabilities of any kind, fixed or contingent, of the Selling Fund, which liabilities were not actually and consciously personally known to such Trustee to exist at the time of such Trustee's participation in so authorizing or permitting or acquiescing in the making of any such distribution.


         In addition, upon completion of the Reorganization, for purposes of calculating the maximum amount permitted to be charged to the Acquiring Fund under the National Association of Securities Dealers, Inc. Conduct Rule 2830, minus the amount of the sales charges paid or accrued (including asset based sales charges), plus permitted interest ("Aggregate NASD Cap"), the Acquiring Fund will add to its Aggregate NASD Cap immediately prior to the Reorganization the Aggregate NASD Cap of the Selling Fund immediately prior to the Reorganization.

         1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund's shareholders of record, determined as of the close of business on the Valuation Date (the "Selling Fund Shareholders"), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to dissolve as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.


         1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the combined Prospectus and Proxy Statement on Form N-14 to be distributed to shareholders of the Selling Fund as described in paragraph 5.7.

         1.6 TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

         1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

         1.8  TERMINATION.   The  Selling  Fund  shall  be  terminated  promptly
following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

                                                  ARTICLE II

                                                   VALUATION

         2.1 VALUATION OF ASSETS. The value of the Selling Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

         2.2 VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information.

         2.3 SHARES TO BE ISSUED. The number of the Acquiring Fund Shares of each class to be issued (including fractional shares, if any) in exchange for the Selling Fund's assets shall be determined by multiplying the shares outstanding of each class of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund attributable to each of its classes by the net asset value per share of the respective classes of the Acquiring Fund determined in accordance with paragraph 2.2.

         2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund.

                                                  ARTICLE III

                                           CLOSING AND CLOSING DATE

         3.1 CLOSING DATE. The Closing (the "Closing") shall take place on or about January 23, 1998 or such other date as the parties may agree to in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 9:00 a.m. at the offices of the Evergreen Keystone Funds, 200 Berkeley Street, Boston, MA 02116, or at such other time and/or place as the parties may agree.

         3.2 CUSTODIAN'S CERTIFICATE. State Street Bank and Trust Company, as custodian for the Selling Fund (the "Custodian"), shall deliver at the Closing a certificate of an authorized officer stating that (a) the Selling Fund's portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Selling Fund.

         3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.


         3.4 TRANSFER AGENT'S CERTIFICATE. Evergreen Service Company, as transfer agent for the Selling Fund as of the Closing Date ("ESC"), shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause ESC, its transfer agent as of the Closing Date, to issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of Keystone Trust on behalf of the Selling Fund or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

                                                  ARTICLE IV

                                        REPRESENTATIONS AND WARRANTIES

         4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring Fund as follows:

                  (a) The Selling Fund is the sole investment series of a Pennsylvania common law trust duly organized, validly existing, and in good standing under the laws of The Commonwealth of Pennsylvania.

                  (b) The Selling Fund is the sole investment series of a Pennsylvania common law trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect.

                  (c) The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of Keystone Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

                  (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date.

                  (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                  (g) The financial statements of the Selling Fund at October 31, 1996 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein.

                  (h) Since October 31, 1996 there has not been any material adverse change in the Selling Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

                  (i) At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such dates shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (j) For each fiscal year of its operation, the Selling Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.

                  (k) All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund (except that, under Pennsylvania law, Selling Fund Shareholders could under certain circumstances be held personally liable for obligations of the Selling Fund). All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor is there outstanding any security convertible into any of the Selling Fund shares.

                  (l) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

                  (m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund and, subject to approval by the Selling Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (n) The information to be furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

                  (o) The Proxy Statement of the Selling Fund to be included in the Registration Statement (as defined in paragraph 5.7)(other than information therein that relates to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

         4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Selling Fund as follows:

                  (a) The Acquiring Fund is a separate investment series of a Delaware business trust duly organized, validly existing and in good standing under the laws of the State of Delaware.

                  (b) The Acquiring Fund is a separate investment series of a Delaware business trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) The current prospectuses and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

                  (e) Except as otherwise disclosed in writing to the Selling Fund and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                  (f) The Acquiring Fund has no known liabilities of a material amount, contingent or otherwise.

                  (g) At the Closing Date, there will not be any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling

Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

                  (h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed by such dates shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (i) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

                  (j) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the
Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (k) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

                  (l) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

                  (m) The Prospectus and Proxy Statement (as defined in paragraph 5.7) to be included in the Registration Statement (only insofar as it relates to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated
therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

                  (n) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                                                   ARTICLE V

                       COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

         5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

         5.2 APPROVAL OF SHAREHOLDERS. Keystone Trust will call a meeting of the Selling Fund Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

         5.3 INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

         5.4 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund shares.

         5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

         5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by its independent auditors and certified by Keystone Trust's President and Treasurer.

         5.7 PREPARATION OF FORM N-14 REGISTRATION STATEMENT. The Selling Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the proxy statement, referred to in paragraph 4.1(o) (the "Prospectus and Proxy Statement"), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act in connection with the meeting of the Selling Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein.

                                                  ARTICLE VI

                CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

         The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

         6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by the Trust's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

         6.2 The Selling Fund shall have received on the Closing Date an opinion from Sullivan & Worcester LLP, counsel to the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

                  (a) The Acquiring Fund is a separate investment series of a Delaware business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Acquiring Fund is a separate investment series of a Delaware business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed, and delivered by the Acquiring Fund, and, assuming that the Prospectus and Proxy Statement, and Registration Statement comply with the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder and, assuming due authorization, execution and delivery of this Agreement by the Selling Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) Assuming that a consideration therefor not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued and delivered to the Selling Fund on behalf of the Selling Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights in respect thereof.

                  (e) The Registration Statement, to such counsel's knowledge, has been declared effective by the Commission and no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                                                  ARTICLE VII

          CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

         The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

         7.1 All representations, covenants, and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing

Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by Keystone Trust's President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

         7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of Keystone Trust.

         7.3 The Acquiring Fund shall have received on the Closing Date an opinion of Sullivan & Worcester LLP, counsel to the Selling Fund, in a form satisfactory to the Acquiring Fund covering the following points:

                  (a) The Selling Fund is the sole investment series of a Pennsylvania common law trust duly organized, validly existing and in good standing under the laws of The Commonwealth of Pennsylvania and has the power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Selling Fund is the sole investment series of a Pennsylvania common law trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed and delivered by the Selling Fund, and, assuming that the Prospectus and Proxy Statement, and Registration Statement comply with the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder and, assuming due authorization, execution, and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of the Selling Fund enforceable against the Selling Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or The Commonwealth of Pennsylvania is required for consummation by the Selling Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                                                 ARTICLE VIII

          FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING
                                           FUND AND THE SELLING FUND

         If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

         8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of Keystone Trust's Declaration of Trust and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

         8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

         8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions.

         8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         8.5 The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Selling Fund Shareholders all of the Selling Fund's investment company taxable income for all taxable periods ending on the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gains realized in all taxable periods ending on the Closing Date (after reduction for any capital loss carryforward).

         8.6 The parties shall have  received a favorable  opinion of Sullivan &
Worcester   LLP,   addressed  to  the  Acquiring   Fund  and  the  Selling  Fund
substantially to the effect that for federal income tax purposes:

                  (a) The transfer of all of the Selling Fund assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain stated liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares to the Selling Fund in dissolution and liquidation of the Selling Fund will constitute a "reorganization" within the meaning of
Section 368(a)(1)(C) of the Code and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

                  (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain stated liabilities of the Selling Fund.

                  (c) No gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain stated liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

                  (d) No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

                  (e) The aggregate tax basis for the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares to be received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder (provided the Selling Fund shares were held as capital assets on the date of the Reorganization).

                  (f) The tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Reorganization, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

         Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.6.

         8.7 The Acquiring Fund shall have received from KPMG Peat Marwick LLP a letter addressed to the Acquiring Fund, in form and substance satisfactory to the Acquiring Fund, to the effect that:

                  (a) they are independent certified public accountants with respect to the Selling Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

                  (b) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited pro forma financial statements included in the Registration Statement and Prospectus and Proxy Statement, and inquiries of appropriate officials of Keystone Trust responsible for financial and accounting matters, nothing came to their attention that caused them to believe that such unaudited pro forma financial statements do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder;

                  (c) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus and Proxy Statement has been obtained from and is consistent with the accounting records of the Selling Fund;

                  (d) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the pro forma financial statements that are included in the Registration Statement and Prospectus and

Proxy Statement were prepared based on the valuation of the Selling Fund's assets in accordance with the Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information pursuant to procedures customarily utilized by the Acquiring Fund in valuing its own assets; and


                  (e) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the projected expense ratios appearing in the Registration Statement and Prospectus and Proxy Statement agree with underlying accounting records of the Selling Fund or with written estimates by Selling Fund's management and were found to be mathematically correct.


         In addition, the Acquiring Fund shall have received from KPMG Peat Marwick LLP a letter addressed to the Acquiring Fund dated on the Closing Date, in form and substance satisfactory to the Acquiring Fund, to the effect, that on the basis of limited procedures agreed upon by the Acquiring Fund (but not an examination in accordance with generally accepted auditing standards), the calculation of net asset value per share of the Selling Fund as of the Valuation Date was determined in accordance with generally accepted accounting practices and the portfolio valuation practices of the Acquiring Fund.

         8.8 The Selling Fund shall have received from KPMG Peat Marwick LLP a letter addressed to the Selling Fund, in form and substance satisfactory to the Selling Fund, to the effect that:

                  (a) they are independent certified public accountants with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

                  (b) on the basis of limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited pro forma financial statements included in the Registration Statement and Prospectus and Proxy Statement, and inquiries of appropriate officials of the Trust responsible for financial and accounting matters, nothing came to their attention that caused them to believe that such unaudited pro forma financial statements do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder;

                  (c) on the basis of limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus and Proxy Statement has been obtained from and is consistent with the accounting records of the Acquiring Fund; and

                  (d) on the basis of limited procedures agreed upon by the Selling Fund (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the projected expense ratio appearing in the Registration Statement and Prospectus and Proxy Statement agree with written estimates by each Fund's management and were found to be mathematically correct.

         8.9 The Acquiring Fund and the Selling Fund shall also have received from KPMG Peat Marwick LLP a letter addressed to the Acquiring Fund and the Selling Fund, dated on the Closing Date in form and substance satisfactory to the Funds, setting forth the federal income tax implications relating to capital loss carryforwards (if any) of the Selling Fund and the related impact, if any, of the proposed transfer of all of the assets of the Selling Fund to the Acquiring Fund and the ultimate dissolution of the Selling Fund, upon the shareholders of the Selling Fund.

                                                  ARTICLE IX

                                                   EXPENSES

         9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund will be borne by First Union National Bank. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus and Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees.

                                                   ARTICLE X

                                   ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         10.1 The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

         10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

                                                  ARTICLE XI

                                                  TERMINATION

         11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

                  (a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

                  (b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

         11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the Acquiring Fund, the Selling Fund, Keystone Trust, the Trust, the respective Trustees or officers, to the other party or its Trustees or officers.

                                                  ARTICLE XII

                                                  AMENDMENTS

         This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Selling Fund and the Acquiring Fund; provided, however, that following the meeting of the Selling Fund Shareholders called by the Selling Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

                                                 ARTICLE XIII

                              HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                                            LIMITATION OF LIABILITY

         13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof; provided, however, that the due authorization, execution and delivery of this Agreement, in the case of Keystone Trust, shall be governed and construed in accordance with the laws of The Commonwealth of Pennsylvania, without giving effect to the conflicts of laws provisions thereof.

         13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.


         13.5 It is expressly agreed that the obligations of the Selling Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of Keystone Trust personally, but shall bind only the trust property of the Selling Fund, as provided in the Declaration of Trust of Keystone Trust. The execution and delivery of this Agreement have been authorized by the Trustees of Keystone Trust and signed by authorized officers of Keystone Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Selling Fund as provided in the Declaration of Trust of Keystone Trust.


         IN WITNESS WHEREOF, the parties have duly executed and sealed this Agreement, all as of the date first written above.



                                        EVERGREEN FIXED INCOME TRUST
                                        ON BEHALF OF EVERGREEN
                                        DIVERSIFIED BOND FUND

                                        By: /s/ JOHN J. PILEGGI

                                        Name: John J. Pileggi

                                        Title: President




                                        KEYSTONE QUALITY BOND
                                        FUND (B-1)


                                        By: /s/ JOHN J. PILEGGI

                                        Name: John J. Pileggi

                                        Title: President

                                                                   EXHIBIT A-2

                                     AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 30th day of September, 1997, by and between the Evergreen Fixed Income Trust, a Delaware business trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the "Trust"), with respect to its Evergreen Diversified Bond Fund series (the "Acquiring Fund"), and Keystone Diversified Bond Fund (B- 2), a Pennsylvania common law trust ("Keystone Trust"), with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116, with respect to its Keystone Diversified Bond Fund (B-2) series (the "Selling Fund").


         This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(F) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for shares of beneficial interest, $.001 par value per share, of the Acquiring Fund (the "Acquiring Fund Shares"); (ii) the assumption by the Acquiring Fund of certain identified liabilities of the Selling Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.


         WHEREAS, the Selling Fund is the sole investment series of, and the Acquiring Fund is a separate investment series of, an open-end, registered investment company of the management type, and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

         WHEREAS, both Funds are authorized to issue their shares of beneficial interest;

         WHEREAS, the Trustees of the Trust have determined that the exchange of all of the assets of the Selling Fund for Acquiring Fund Shares and the assumption of certain identified liabilities of the Selling Fund by the Acquiring Fund on the terms and conditions hereinafter set forth are in the best interests of the Acquiring Fund's shareholders;

         WHEREAS,  the  Trustees  of  Keystone  Trust have  determined  that the
Selling Fund should exchange all of its assets and certain identified liabilities for Acquiring Fund Shares and that the interests of the existing shareholders of the Selling

Fund will not be diluted as a result of the transactions contemplated herein;

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                                   ARTICLE I

         TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR
                 THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND
                                LIABILITIES AND LIQUIDATION OF THE SELLING FUND

         1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of the Selling Fund's assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange therefor (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined by multiplying the shares outstanding of each class of the Selling Fund by the ratio computed by dividing the net asset value per share of each such class of the Selling Fund by the net asset value per share of the corresponding class of Acquiring Fund Shares computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume certain identified liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing Date").

         1.2 ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, and futures interests and dividends or interest receivables, that is owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

         The Selling Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of Selling Fund's assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses. The Selling Fund reserves the right to sell any of such securities, but will not, without the prior written approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

         The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Selling Fund with a statement of the Acquiring Fund's investment objectives, policies, and restrictions and a list of the securities, if any, on the Selling Fund's list referred to in the second sentence of this paragraph that do not conform to the Acquiring Fund's investment objectives, policies, and restrictions. In the event that the Selling Fund holds any investments that the Acquiring Fund may not hold, the Selling Fund will dispose of such securities prior to the Closing Date. In addition, if it is determined that the Selling Fund and the Acquiring Fund portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Selling Fund if requested by the Acquiring Fund will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date.

         1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. Except as specifically provided in this paragraph 1.3, the Acquiring Fund shall assume the liabilities, expenses, costs, charges and reserves reflected on a Statement of Assets and Liabilities of the Selling Fund prepared on behalf of the Selling Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Selling Fund reflected in such Statement of Assets and Liabilities and shall not except as specifically provided in this paragraph 1.3 assume any other liabilities, whether absolute or contingent, known or unknown, accrued or unaccrued, all of which shall remain the obligation of the Selling Fund. The Acquiring Fund hereby agrees with Keystone Trust and each Trustee of Keystone Trust: (i) to indemnify each Trustee of Keystone Trust against all liabilities and expenses referred to in the indemnification provisions of Keystone Trust's Declaration of Trust and By-Laws, to the extent provided therein, incurred by any Trustee of Keystone Trust; and (ii) in addition to the indemnification provided in (i) above, to indemnify each Trustee of Keystone Trust against all liabilities and expenses and pay the same as they arise and become due, without any exception, limitation or requirement of approval by any person, and without any right to require repayment thereof by any such Trustee (unless such Trustee has had the same repaid to him or her) based upon any subsequent or final disposition or findings made in connection therewith or otherwise, if such action, suit or other proceeding involves such Trustee's participation in authorizing or permitting or acquiescing in, directly or indirectly, by action or inaction, the making of any distribution in any manner of all or any assets of the Selling Fund without making provision for the payment of any liabilities of any kind, fixed or contingent, of the Selling Fund, which liabilities were not actually and consciously personally known to such Trustee to exist at the time of such Trustee's participation in so authorizing or permitting or acquiescing in the making of any such distribution.


         In addition, upon completion of the Reorganization, for purposes of calculating the maximum amount permitted to be charged to the Acquiring Fund under the National Association of Securities Dealers, Inc. Conduct Rule 2830, minus the amount of the sales charges paid or accrued (including asset based sales charges), plus permitted interest ("Aggregate NASD Cap"), the Acquiring Fund will add to its Aggregate NASD Cap immediately prior to the Reorganization the Aggregate NASD Cap of the Selling Fund immediately prior to the Reorganization.

         1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund's shareholders of record, determined as of the close of business on the Valuation Date (the "Selling Fund Shareholders"), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to dissolve as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.


         1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the combined Prospectus and Proxy Statement on Form N-14 to be distributed to shareholders of the Selling Fund as described in paragraph 5.7.

         1.6 TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

         1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

         1.8  TERMINATION.   The  Selling  Fund  shall  be  terminated  promptly
following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

                                                  ARTICLE II

                                                   VALUATION

         2.1 VALUATION OF ASSETS. The value of the Selling Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

         2.2 VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information.

         2.3 SHARES TO BE ISSUED. The number of Acquiring Fund Shares of each class to be issued (including fractional shares, if any) in exchange for the Selling Fund's assets shall be determined by multiplying the shares outstanding of each class of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund attributable to each of its classes by the net asset value per share of the respective classes of the Acquiring Fund determined in accordance with paragraph 2.2.

         2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund.

                                                  ARTICLE III

                                           CLOSING AND CLOSING DATE

         3.1 CLOSING DATE. The Closing (the "Closing") shall take place on or about January 23, 1998 or such other date as the parties may agree to in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 9:00 a.m. at the offices of the Evergreen Keystone Funds, 200 Berkeley Street, Boston, MA 02116, or at such other time and/or place as the parties may agree.

         3.2 CUSTODIAN'S CERTIFICATE. State Street Bank and Trust Company, as custodian for the Selling Fund (the "Custodian"), shall deliver at the Closing a certificate of an authorized officer stating that (a) the Selling Fund's portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Selling Fund.

         3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.


         3.4 TRANSFER AGENT'S CERTIFICATE. Evergreen Service Company, as transfer agent for the Selling Fund as of the Closing Date ("ESC"), shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause ESC, its transfer agent as of the Closing Date, to issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of Keystone Trust or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

                                                  ARTICLE IV

                                        REPRESENTATIONS AND WARRANTIES

         4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring Fund as follows:

                  (a) The Selling Fund is the sole investment series of a Pennsylvania common law trust duly organized, validly existing, and in good standing under the laws of The Commonwealth of Pennsylvania.

                  (b) The Selling Fund is the sole investment series of a Pennsylvania common law trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect.

                  (c) The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of Keystone Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

                  (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date.

                  (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.


                  (g) The financial statements of the Selling Fund at August 31, 1997 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein.

                  (h) Since August 31, 1997 there has not been any material adverse change in the Selling Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.


                  (i) At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such dates shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (j) For each fiscal year of its operation, the Selling Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.

                  (k) All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund (except that, under Pennsylvania law, Selling Fund Shareholders could under certain circumstances be held personally liable for obligations of the Selling Fund). All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor is there outstanding any security convertible into any of the Selling Fund shares.

                  (l) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

                  (m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund and, subject to approval by the Selling Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (n) The information to be furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

                  (o) The Proxy Statement of the Selling Fund to be included in the Registration Statement (as defined in paragraph 5.7)(other than information therein that relates to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

         4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Selling Fund as follows:

                  (a) The Acquiring Fund is a separate investment series of a Delaware business trust duly organized, validly existing and in good standing under the laws of the State of Delaware.

                  (b) The Acquiring Fund is a separate investment series of a Delaware business trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) The current prospectuses and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

                  (e) Except as otherwise disclosed in writing to the Selling Fund and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                  (f) The Acquiring Fund has no known liabilities of a material amount, contingent or otherwise.

                  (g) At the Closing Date, there will not be any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

                  (h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed by such dates shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (i) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

                  (j) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the
Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (k) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

                  (l) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

                  (m) The Prospectus and Proxy Statement (as defined in paragraph 5.7) to be included in the Registration Statement (only insofar as it relates to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

                  (n) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                                                   ARTICLE V

                       COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

         5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

         5.2 APPROVAL OF SHAREHOLDERS. Keystone Trust will call a meeting of the Selling Fund Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

         5.3 INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

         5.4 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund shares.

         5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

         5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by its independent auditors and certified by Keystone Trust's President and Treasurer.

         5.7      PREPARATION OF FORM N-14 REGISTRATION STATEMENT.
The Selling Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the proxy statement, referred to in paragraph 4.1(o) (the "Prospectus and Proxy Statement"), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act in connection with the meeting of the Selling Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein.

                                                  ARTICLE VI

                    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

         The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

         6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by the Trust's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

         6.2 The Selling Fund shall have received on the Closing Date an opinion from Sullivan & Worcester LLP, counsel to the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

                  (a) The Acquiring Fund is a separate investment series of a Delaware business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Acquiring Fund is a separate investment series of a Delaware business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed, and delivered by the Acquiring Fund, and, assuming that the Prospectus and Proxy Statement, and Registration Statement comply with the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder and, assuming due authorization, execution and delivery of this Agreement by the Selling Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) Assuming that a consideration therefor not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued and delivered to the Selling Fund on behalf of the Selling Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights in respect thereof.

                  (e) The Registration Statement, to such counsel's knowledge, has been declared effective by the Commission and no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                                                  ARTICLE VII

                 CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

         The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

         7.1 All representations, covenants, and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by Keystone Trust's President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing

Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

         7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of Keystone Trust.

         7.3 The Acquiring Fund shall have received on the Closing Date an opinion of Sullivan & Worcester LLP, counsel to the Selling Fund, in a form satisfactory to the Acquiring Fund covering the following points:

                  (a) The Selling Fund is the sole investment series of a Pennsylvania common law trust duly organized, validly existing and in good standing under the laws of The Commonwealth of Pennsylvania and has the power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Selling Fund is the sole investment series of a Pennsylvania common law trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed and delivered by the Selling Fund, and, assuming that the Prospectus and Proxy Statement, and Registration Statement comply with the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder and, assuming due authorization, execution, and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of the Selling Fund enforceable against the Selling Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or The Commonwealth of Pennsylvania is required for consummation by the Selling Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                                                 ARTICLE VIII

            FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING
                                           FUND AND THE SELLING FUND

         If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

         8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of Keystone Trust's Declaration of Trust and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

         8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

         8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions.

         8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         8.5 The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Selling Fund Shareholders all of the Selling Fund's investment company taxable income for all taxable periods ending on the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gains realized in all taxable periods ending on the Closing Date (after reduction for any capital loss carryforward).

         8.6 The parties shall have  received a favorable  opinion of Sullivan &
Worcester   LLP,   addressed  to  the  Acquiring   Fund  and  the  Selling  Fund
substantially to the effect that for federal income tax purposes:

                  (a) The transfer of all of the Selling Fund assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain stated liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares to the Selling Fund in dissolution and liquidation of the Selling Fund will constitute a "reorganization" within the meaning of
Section 368(a)(1)(F) of the Code and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

                  (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain stated liabilities of the Selling Fund.

                  (c) No gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain stated liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

                  (d) No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

                  (e) The aggregate tax basis for the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares to be received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder (provided the Selling Fund shares were held as capital assets on the date of the Reorganization).

                  (f)      The tax basis of the Selling Fund assets
acquired by the Acquiring Fund will be the same as the tax
basis of such assets to the Selling Fund immediately prior to the Reorganization, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

         Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.6.

         8.7 The Acquiring Fund shall have received from KPMG Peat Marwick LLP a letter addressed to the Acquiring Fund, in form and substance satisfactory to the Acquiring Fund, to the effect that:

                  (a) they are independent certified public accountants with respect to the Selling Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

                  (b) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited pro forma financial statements included in the Registration Statement and Prospectus and Proxy Statement, and inquiries of appropriate officials of Keystone Trust responsible for financial and accounting matters, nothing came to their attention that caused them to believe that such unaudited pro forma financial statements do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder;

                  (c) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus and Proxy Statement has been obtained from and is consistent with the accounting records of the Selling Fund;

                  (d) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the pro forma financial statements that are included in the Registration Statement and Prospectus and Proxy Statement were prepared based on the valuation of the Selling Fund's assets in accordance with the Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information pursuant to procedures customarily utilized by the Acquiring Fund in valuing its own assets; and

                  (e) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the projected expense ratios appearing in the Registration Statement and Prospectus and Proxy Statement agree with underlying accounting records of the Selling Fund or with written estimates by Selling Fund's management and were found to be mathematically correct.


         In addition, the Acquiring Fund shall have received from KPMG Peat Marwick LLP a letter addressed to the Acquiring Fund dated on the Closing Date, in form and substance satisfactory to the Acquiring Fund, to the effect, that on the basis of limited procedures agreed upon by the Acquiring Fund (but not an examination in accordance with generally accepted auditing standards), the calculation of net asset value per share of the Selling Fund as of the Valuation Date was determined in accordance with generally accepted accounting practices and the portfolio valuation practices of the Acquiring Fund.

         8.8 The Selling Fund shall have received from KPMG Peat Marwick LLP a letter addressed to the Selling Fund, in form and substance satisfactory to the Selling Fund, to the effect that:

                  (a) they are independent certified public accountants with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

                  (b) on the basis of limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited pro forma financial statements included in the Registration Statement and Prospectus and Proxy Statement, and inquiries of appropriate officials of the Trust responsible for financial and accounting matters, nothing came to their attention that caused them to believe that such unaudited pro forma financial statements do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder;

                  (c) on the basis of limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus and Proxy Statement has been obtained from and is consistent with the accounting records of the Acquiring Fund; and

                  (d) on the basis of limited procedures agreed upon by the Selling Fund (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the projected expense ratio appearing in the Registration Statement and Prospectus and Proxy Statement agree with written estimates by each Fund's management and were found to be mathematically correct.

         8.9 The Acquiring Fund and the Selling Fund shall also have received from KPMG Peat Marwick LLP a letter addressed to the Acquiring Fund and the Selling Fund, dated on the Closing Date in form and substance satisfactory to the Funds, setting forth the federal income tax implications relating to capital loss carryforwards (if any) of the Selling Fund and the related impact, if any, of the proposed transfer of all of the assets of the Selling Fund to the Acquiring Fund and the ultimate dissolution of the Selling Fund, upon the shareholders of the Selling Fund.

                                                  ARTICLE IX

                                                   EXPENSES

         9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund will be borne by First Union National Bank. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus and Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees.

                                                   ARTICLE X

                                   ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         10.1 The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

         10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

                                                  ARTICLE XI

                                                  TERMINATION

         11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

                  (a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

                  (b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

         11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the Acquiring Fund, the Selling Fund, Keystone Trust, the Trust, the respective Trustees or officers, to the other party or its Trustees or officers.

                                                  ARTICLE XII

                                                  AMENDMENTS

         This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Selling Fund and the Acquiring Fund; provided, however, that following the meeting of the Selling Fund Shareholders called by the Selling Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

                                                 ARTICLE XIII

                              HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                                            LIMITATION OF LIABILITY

         13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof; provided, however, that the due authorization, execution and delivery of this Agreement, in the case of Keystone Trust, shall be governed and construed in accordance with the laws of The Commonwealth of Pennsylvania, without giving effect to the conflicts of laws provisions thereof.

         13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.


         13.5 It is expressly agreed that the obligations of the Selling Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of Keystone Trust personally, but shall bind only the trust property of the Selling Fund, as provided in the Declaration of Trust of Keystone Trust. The execution and delivery of this Agreement have been authorized by the Trustees of Keystone Trust and signed by authorized officers of Keystone Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Selling Fund as provided in the Declaration of Trust of Keystone Trust.


         IN WITNESS WHEREOF, the parties have duly executed and sealed this Agreement, all as of the date first written above.



                                       EVERGREEN FIXED INCOME
                                       TRUST
                                       ON BEHALF OF EVERGREEN
                                       DIVERSIFIED BOND FUND


                                       By: /s/ JOHN J. PILEGGI

                                       Name: John J. Pileggi

                                       Title: President






                                       KEYSTONE DIVERSIFIED BOND
                                       FUND (B-2)


                                       By: /s/ JOHN J. PILEGGI

                                       Name: John J. Pileggi

                                       Title: President

                                      STATEMENT OF ADDITIONAL INFORMATION

                                         Acquisition of the Assets of

                                       KEYSTONE QUALITY BOND FUND (B-1)
                                              200 Berkeley Street
                                         Boston, Massachusetts  02116
                                                (800) 343-2898

                                                      and

                                     KEYSTONE DIVERSIFIED BOND FUND (B-2)
                                              200 Berkeley Street
                                          Boston, Massachusetts 02116
                                                (800) 343-2898

                                       By and In Exchange For Shares of

                                        EVERGREEN DIVERSIFIED BOND FUND

                                                 a Series of

                                         EVERGREEN FIXED INCOME TRUST
                                              200 Berkeley Street
                                         Boston, Massachusetts  02116
                                                (800) 343-2898


         This Statement of Additional Information, relating specifically to the proposed transfer of the assets and liabilities of the Keystone Quality Bond Fund (B-1), ("Keystone Quality"), and Keystone Diversified Bond Fund (B-2) ("Keystone Diversified"), to Evergreen Diversified Bond Fund ("Evergreen Diversified Bond"), a series of the Evergreen Fixed Income Trust in exchange, as applicable, for Class B shares of beneficial interest, $.001 par value per share, of Evergreen Diversified Bond, consists of this cover page and the following described documents, each of which is attached hereto and incorporated by reference herein:


         (1) The Statement of Additional Information of Keystone Quality dated February 28, 1997;

         (2) The Statement of Additional Information of Keystone Diversified dated December 10, 1996, as supplemented;

         (3) Annual Report of Keystone Quality for the year ended October 31, 1996;

         (4) Semi-Annual Report of Keystone Quality for the six month period ended April 30, 1997;

         (5) Annual Report of Keystone Diversified for the year ended August 31, 1997; and




(6)               Pro-Forma  Combining  Financial  Statements  (unaudited) dated
                  February 28, 1997.


         This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Proxy Statement of Evergreen Diversified Bond, Keystone Quality and Keystone Diversified dated November 14, 1997. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing to Evergreen Diversified Bond, Keystone Quality or Keystone Diversified at the telephone numbers or addresses set forth above.

         The date of this Statement of Additional Information is November 14, 1997.

                        KEYSTONE QUALITY BOND FUND (B-1)

                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                       STATEMENT OF ADDITIONAL INFORMATION

                        KEYSTONE QUALITY BOND FUND (B-1)

                                FEBRUARY 28, 1997



         This statement of additional information is not a prospectus but relates to, and should be read in conjunction with, the prospectus of Keystone Quality Bond Fund (B-1) (the "Fund") dated February 28, 1997. You may obtain a copy of the prospectus from the Fund's principal underwriter, Evergreen Keystone Distributor, Inc. or your broker-dealer. See "Service Providers" below.


--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

--------------------------------------------------------------------------------

                                                          Page

The Fund ....................................................2
Service Providers............................................2
Investment Restrictions......................................3
Distributions and Taxes......................................4
Valuation of Securities......................................5
Brokerage....................................................5
Sales Charge.................................................7
Distribution Plan............................................8
Trustees and Officers.......................................10
Investment Adviser..........................................13
Principal Underwriter.......................................15
Sub-administrator...........................................16
The Trust Agreement.........................................16
Expenses ...................................................17
Standardized Total Return and Yield Quotations..............18
Financial Statements........................................19
Additional Information......................................19

--------------------------------------------------------------------------------


                                    THE FUND

--------------------------------------------------------------------------------

         The Fund is an open-end, diversified management investment company. The Fund's investment objective is to provide shareholders with the highest possible income consistent with preservation of principal.

         Certain information about the Fund is contained in its prospectus. This statement of additional information provides additional information about the Fund that may be of interest to some investors.



--------------------------------------------------------------------------------


                                SERVICE PROVIDERS

--------------------------------------------------------------------------------



SERVICE                                        PROVIDER
-----------------------------------------      -----------------------------------------------------------------------
Investment  adviser (referred to               Keystone  Investment  Management  Company,  200
in  this  SAI  as  "Keystone")                 Street,  Boston,  Massachusetts  02116
                                               (Keystone is a wholly-
                                               owned subsidiary of First Union Keystone, Inc., ("First
                                               Union Keystone") also located at 200 Berkeley Street,
                                               Boston, Massachusetts 02116)
Principal underwriter ( referred               Evergreen Keystone Distributor, Inc. (formerly Evergreen
to in this SAI as "EKD")                       Funds Distributor, Inc.), 125 W. 55th Street, New York,
                                               New York 10019.
Marketing services agent and                   Evergreen Keystone Investment Services, Inc. (formerly
predecessor to EKD (referred to                Keystone Investment Distributors Company), 200 Berkeley
in this SAI as "EKIS")                         Street, Boston, Massachusetts 02116
Sub-administrator (referred to in              The BISYS Group, Inc., 3435 Stelzer Road, Columbus, Ohio
this SAI as "BISYS")                           43219
Transfer and dividend                          Evergreen Keystone Service Company, 200 Berkeley
disbursing agent (referred to in               Street, Boston, Massachusetts 02116 (EKSC is a wholly-
this SAI as "EKSC")                            owned subsidiary of Keystone)
Independent auditors                           KPMG Peat Marwick LLP, 99 High Street, Boston,
                                               Massachusetts 02110, Certified Public Accountants
Custodian                                      State Street Bank and Trust Company, 225 Franklin
                                               Street, Boston, Massachusetts 02110,


--------------------------------------------------------------------------------


                             INVESTMENT RESTRICTIONS

--------------------------------------------------------------------------------



FUNDAMENTAL INVESTMENT RESTRICTIONS

         The Fund has adopted the fundamental investment restrictions set forth below, which may not be changed without a vote of the majority of the Fund's outstanding shares (as defined in the Investment Company Act of 1940 (the "1940 Act")). Unless otherwise stated, all references to Fund assets are in terms of current market value.

         The Fund may not do the following:

         (1) with respect to 75% of its total assets, invest more than 5% of the value of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, all as determined immediately after such investment; provided that these limitations do not apply to investments in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;

         (2) borrow money, except that the Fund may (a) borrow money from banks for temporary or emergency purposes in aggregate amounts up to 10% of the value of the Fund's net assets (computed at cost), or (b) enter into reverse repurchase agreements, provided that bank borrowings and reverse repurchase agreements, in aggregate, shall not exceed 10% of the value of the Fund's net assets;

         (3) underwrite securities, except that the Fund may purchase securities from issuers thereof or others and dispose of such securities in a manner consistent with its other investment policies; in the disposition of restricted securities the Fund may be deemed to be an underwriter, as defined in the Securities Act of 1933 (the "1933 Act");

         (4) purchase or sell real estate or interests in real estate, except that it may purchase and sell securities secured by real estate and securities of companies which invest in real estate, and will not purchase or sell commodities or commodity contracts, except that the Fund may engage in currency or other financial futures contracts and related options transactions;

         (5) invest for the primary purpose of exercising control over or management of any one issuer;

         (6) make margin purchases or short sales of securities;

         (7) make loans, except that the Fund may purchase money market securities, enter into repurchase agreements, buy publicly and privately distributed debt securities and lend limited amounts of its portfolio securities to broker-dealers; all such investments must be consistent with the Fund's investment objective and policies;

         (8) invest more than 25% of its assets in the securities of issuers in any single industry other than securities issued by banks and savings and loan associations or securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; and

         (9) purchase the securities of any other investment company except in the open market and at customary brokerage rates and in no event more than 3% of the voting securities of any investment company.

         In addition, the Fund will not issue senior securities, except as appropriate to evidence indebtedness which the portfolio is permitted to incur pursuant to Investment Restriction (2) above and except for shares of any additional series or portfolios which may be established by the Trustees.

         If a percentage limit is satisfied at the time of investment or borrowing, a later increase or decrease resulting from a change in the value of a security or a decrease in Fund assets is not a violation of the limit.

         The Fund has no current intention of attempting to increase its net income by borrowing and intends to repay any borrowings made in accordance with the fourth investment restriction enumerated above before it makes any additional investments.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

         With respect to illiquid securities, the Fund intends to follow the policies of the Securities and Exchange Commission. Currently, the Fund will not invest more than 15% of its net assets in illiquid securities. Also, the Fund will treat securities as illiquid if it may not sell or dispose of the security in the ordinary course of business within seven days at approximately the value at which the Fund has valued such securities on its books.


--------------------------------------------------------------------------------


                             DISTRIBUTIONS AND TAXES

--------------------------------------------------------------------------------



         You will ordinarily receive distributions in shares, unless you elect before the record date to receive them as cash. Unless the Fund receives instructions to the contrary, it will assume that you wish to receive that distribution and future gains and income distributions in shares. Your instructions continue in effect until changed in writing. If you have not opted to receive cash, the Fund will determine the number of shares that you should receive based on its net asset value per share as computed at the close of business on the ex-dividend date after adjustment for the distribution.

         Capital gains distributions that reduce the net asset value of your shares below your cost are, to the extent of the reduction, a return of your investment. Since distributions of capital gains depend upon profits realized from the sale of the Fund's portfolio securities, they may or may not occur.

         Distributions are taxable whether you receive them in cash or additional shares. Long-term capital gains distributions are taxable as such regardless of how long you have held the shares. If, however, you hold the Fund's shares for less than six months and redeem them at a loss, you will recognize a long-term capital loss to the extent of the long-term capital gain distribution received in connection with such shares. The Fund intends to distribute only such net capital gains and income as it has predetermined, to the best of its ability, to be taxable as ordinary income. Since the Fund's income distributions are largely derived from interest on bonds they are not to any significant degree eligible for the corporate 70% dividends received deduction. Distributions designated by the Fund as capital gains are not eligible for the corporate 70% dividends received deduction

         The Fund will advise you annually as to the federal income tax status of your distributions. These comments relating to the taxation of dividends and distributions paid on the Fund's shares relate solely to federal income taxation. Your dividends and distributions may also be subject to state and local taxes.

--------------------------------------------------------------------------------


                             VALUATION OF SECURITIES

--------------------------------------------------------------------------------

         Current values for the Fund's portfolio securities are determined in the following manner:

         (1) securities traded on the established exchanges are valued on the basis of the last sales price on the exchange where the securities are primarily traded prior to the time of the valuation;

         (2) securities traded in the over-the-counter market, for which complete quotations are readily available, are valued at the mean of the bid and asked prices at the time of valuation;

         (3) short-term investments maturing in sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market;

         (4) short-term investments maturing in more than sixty days for which market quotations are readily available are valued at market value;

         (5) short-term investments maturing in more than sixty days when purchased that are held on the sixtieth day prior to maturity are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market; and

         (6) the Board of Trustees values the following at prices it deems in good faith to be fair: (a) securities, including restricted securities, for which complete quotations are not readily available, (b) listed securities if in the Fund's opinion the last sales price does not reflect a current market value or if no sale occurred, and (c) other assets.

         The Fund believes that reliable market quotations are generally not readily available for purposes of valuing fixed income securities. As a result, depending on the particular securities owned by the Fund, it is likely that most of the valuations for such securities will be based upon their fair value determined under procedures that have been approved by the Fund's Board of Trustees. The Fund's Board of Trustees has authorized the use of a pricing service to determine the fair value of the Fund's fixed income securities and certain other securities.


--------------------------------------------------------------------------------

                                    BROKERAGE

--------------------------------------------------------------------------------


SELECTION OF BROKERS

         In effecting transactions in portfolio securities for the Fund, Keystone seeks the best execution of orders at the most favorable prices. Keystone determines whether a broker has provided the Fund with best execution and price in the execution of a securities transaction by evaluating, among other things:

         1.       overall direct net economic result to the Fund,

         2.       the efficiency with which the transaction is effected,

         3. the broker's ability to effect the transaction where a large block is involved,

         4. the broker's readiness to execute potentially difficult transactions in the future,

         5.       the financial strength and stability of the broker, and

         6. the receipt of research services, such as analyses and reports concerning issuers, industries, securities, economic factors and trends and other statistical and factual information ("research services").

         The Fund's management weighs these considerations in determining the overall reasonableness of the brokerage commissions paid.

         Should the Fund or Keystone receive services from a broker, the Fund would consider such services to be in addition to, and not in lieu of, the services Keystone is required to perform under the Advisory Agreement. Keystone believes that the cost, value and specific application of such services are indeterminable and cannot be practically allocated between the Fund and its other clients who may indirectly benefit from the availability of such information. Similarly, the Fund may indirectly benefit from information made available as a result of transactions effected for Keystone's other clients. Under the Advisory Agreement, Keystone is permitted to pay higher brokerage commissions for brokerage and research services in accordance with Section 28(e) of the Securities Exchange Act of 1934. In the event Keystone follows such a practice, it will do so on a basis that is fair and equitable to the Fund.

         Neither   the  Fund  nor   Keystone   intends  on  placing   securities
transactions with any particular broker. The Fund's Board of Trustees has determined, however, that the Fund may consider sales of Fund shares as a factor when selecting brokers to execute portfolio transactions, subject to the requirements of best execution described above.

BROKERAGE COMMISSIONS

         The Fund expects to purchase and sell its securities and temporary instruments through principal transactions. Bonds and money market instruments are normally purchased directly from the issuer or from an underwriter or market maker for the securities. In general, the Fund will not pay brokerage commissions for such purchases. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable.

GENERAL BROKERAGE POLICIES

         In order to take advantage of the availability of lower purchase prices, the Fund may participate, if and when practicable, in group bidding for the direct purchase from an issuer of certain securities.

         Keystone makes investment decisions for the Fund independently from those of its other clients. It may frequently develop, however, that Keystone will make the same investment decision for more than one client. Simultaneous transactions are inevitable when the same security is suitable for the investment objective of more than one account. When two or more of its clients are engaged in the purchase or sale of the same security, Keystone will allocate the transactions according to a formula that is equitable to each of its clients. Although, in some cases, this system could have a detrimental effect on the price or volume of the Fund's securities, the Fund believes that in other cases its ability to participate in volume transactions will produce better executions.

         The Fund does not purchase portfolio securities from or sell portfolio securities to Keystone, EKD, or any of their affiliated persons, as defined in the 1940 Act.

         The Board of Trustees periodically reviews the Fund's brokerage policy. In the event of further regulatory developments affecting the securities exchanges and brokerage practices generally, the Board of Trustees may change, modify or eliminate any of the foregoing practices.


--------------------------------------------------------------------------------

                                  SALES CHARGE

--------------------------------------------------------------------------------

         The Fund may charge a contingent deferred sales charge (a "CDSC") when you redeem certain of its shares within four calendar years after the month in which you purchase the shares. The Fund charges a CDSC as reimbursement for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Plan"). If imposed, the Fund deducts the CDSC from the redemption proceeds you would otherwise receive. CDSCs attributable to your shares are, to the extent permitted by the National Association of Securities Dealers, Inc. ("NASD"), paid to EKD or its predecessor.

CALCULATING THE CDSC

         The CDSC is a declining percentage of the lesser of (1) the net asset value of the shares you redeemed, or (2) the total cost of such shares. The CDSC is calculated according to the following schedule:

         Redemption Timing                                      CDSC
         During the calendar year of purchase..................4.00%
         During the calendar year after the
           year of purchase....................................3.00%
         During the second calendar
           year after the year of purchase.....................2.00%
         During the third calendar year
           after the year of purchase..........................1.00%
         Thereafter............................................0.00%

         In determining whether a CDSC is payable and, if so, the percentage charge applicable, the Fund will first redeem shares not subject to a CDSC and will then redeem shares you have held the longest.

SHARES THAT ARE NOT SUBJECT TO A SALES CHARGE OR CDSC

         SALES CHARGE WAIVERS. The Fund may sell shares at the public offering price, which is equal to net asset value, without the imposition of a sales charge to:

         1. any Director, Trustee, officer, full-time employee or sales representative of the Fund, Keystone, First Union Keystone, EKD or their affiliates, who has held such position for at least ninety days; and

         2. the pension and profit-sharing plans established by such companies and their affiliates, for the benefit of their Directors, Trustees, officers, full-time employees and sales representatives.

         However, the Fund will only sell shares to these parties upon the purchaser's written assurance that he or she is buying the shares for investment purposes only. Such purchasers may not resell the securities except through redemption by the Fund.

         CDSC WAIVERS. The Fund does not impose a CDSC when the amount you are redeeming represents:

         1. an increase in the value of the shares redeemed (the value of your account with respect to shares purchased prior to January 1, 1997) above the total cost of such shares due to increases in the net asset value per share of the Fund;

         2. certain shares for which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions;

         3. shares you have held for all or part of more than four consecutive calendar years;

         4. shares that are held in the accounts of a shareholder who has died or become disabled;

         5. a lump-sum distribution from a 401(k) plan or other benefit plan qualified under the Employee Retirement Income Security Act of 1974 ("ERISA");

         6. automatic withdrawals from the ERISA plan of a shareholder who is a least 59 1/2 years old;

         7. shares in an account that the Fund has closed because the account has an aggregate net asset value of less than $1,000;

         8. automatic withdrawals under a Systematic Income Plan of up to 1% per month of your initial account balance;

         9. withdrawals consisting of loan proceeds to a retirement plan participant;

         10. financial hardship withdrawals made by a retirement plan participant;

         11. withdrawals consisting of returns of excess contributions or excess deferral amounts made to a retirement plan; or

         12. shares purchased by a bank or trust company in a single account in the name of such bank or trust company as trustee if the initial investment in shares of the Fund, any other Fund in the Keystone Classic Fund Family, Keystone Precious Metals Holdings, Inc., Keystone International Fund Inc., Keystone Tax Free Fund, Keystone Liquid Trust and/or any Keystone America Fund, is at least $500,000 and any commission paid by the Fund and such other fund at the time of such purchase is not more than 1% of the amount invested.

         EXCHANGES. The Fund does not charge a CDSC on exchanges of shares between funds in the Keystone Fund Family that have adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act. If you do exchange shares of one such fund for shares of another such fund, the Fund will deem the calendar year of the exchange, for purposes of any future CDSC, to be the year the shares tendered for exchange were originally purchased.


--------------------------------------------------------------------------------

                                DISTRIBUTION PLAN

--------------------------------------------------------------------------------


         Rule 12b-1 under the 1940 Act permits investment companies, such as the Fund, to use their assets to bear the expenses of distributing their shares if they comply with various conditions, including the adoption of a distribution plan containing certain provisions set forth in Rule 12b-1. The Fund bears some of the costs of selling its shares under a distribution plan adopted pursuant to Rule 12b-1 (the "Distribution Plan").

         The Fund's Distribution Plan provides that the Fund may expend up to 0.3125% quarterly (approximately 1.25% annually) of the average daily net asset value of its shares to pay distribution costs for sales of its shares and to pay shareholder service fees. The NASD limits such annual expenditures to 1.00%, of which 0.75% may be used to pay such distribution costs and 0.25% may be used to pay shareholder service fees. The NASD also limits the aggregate amount that the Fund may pay for such distribution costs to 6.25% of gross share sales since the inception of the Fund's Distribution Plan plus interest at the prime rate plus 1.00% on unpaid amounts thereof (less any CDSCs paid by shareholders to EKD or EKIS).

         Payments under the Distribution Plan are currently made to EKD (which may reallow all or part to others, such as broker-dealers) (1) as commissions for Fund shares sold; (2) as shareholder service fees in respect of shares maintained by the recipient and outstanding on the Fund's books for specific periods; and (3) as interest. Amounts paid or accrued to EKD and EKIS in the aggregate may not exceed the annual limitation referred to above. EKD generally reallows to broker-dealers or others a commission equal to 4.00% of the price paid for each Fund share sold. In addition, EKD generally reallows to broker-dealers or others a shareholder service fee at a rate of 0.25% per annum of the net asset value of shares maintained by such recipient and outstanding on the books of the Fund for specified periods.

         If the Fund is unable to pay EKD a commission on a new sale because the annual maximum (0.75% of average daily net assets) has been reached, EKD intends, but is not obligated, to continue to accept new orders for the purchase of Fund shares and to pay commissions and service fees to broker-dealers in excess of the amount it currently receives from the Fund ("Advances"). While the Fund is under no contractual obligation to reimburse such Advances, EKD and EKIS, its predecessor, intend to seek full reimbursement for Advances from the Fund (together with interest at the prime rate plus 1.00%) at such time in the future as, and to the extent that, payment thereof by the Fund would be within permitted limits. If the Fund's Independent Trustees (Trustees who are not interested persons, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of the Fund's Distribution Plan or any agreement related thereto) authorize such payments, the effect will be to extend the period of time during which the Fund incurs the maximum amount of costs allowed by the Distribution Plan.

         The total amounts paid by the Fund under the foregoing arrangements may not exceed the maximum Distribution Plan limit specified above, and the amounts and purposes of expenditures under the Distribution Plan must be reported to the Independent Trustees quarterly. The Independent Trustees may require or approve changes in the implementation or operation of the Distribution Plan, and may require that total expenditures by the Fund under the Distribution Plan be kept within limits lower than the maximum amount permitted by the Distribution Plan as stated above. If such costs are not limited by the Independent Trustees, such costs could, for some period of time, be higher than such costs permitted by most other plans presently adopted by other investment companies.

         The Distribution Plan may be terminated at any time by vote of the Independent Trustees, or by vote of a majority of the outstanding shares of the Fund. If the Distribution Plan is terminated, EKD will ask the Independent Trustees to take whatever action they deem appropriate under the circumstances with respect to payment of Advances.

         Any change in the Distribution Plan that would materially increase the distribution expenses of the Fund provided for in the Distribution Plan requires shareholder approval. Otherwise, the Distribution Plan may be amended by votes of both (1) the Fund's Trustees and (2) the Independent Trustees cast in person at a meeting called for the purpose of voting on such amendment.

         While the Distribution Plan is in effect, the Fund is required to commit the selection and nomination of candidates for Independent Trustees to the discretion of the Independent Trustees.

         The Independent Trustees of the Fund have determined that the sales of the Fund's shares resulting from payments under the Distribution Plan have benefitted the Fund.


--------------------------------------------------------------------------------

                              TRUSTEES AND OFFICERS

--------------------------------------------------------------------------------


         The Trustees and officers of the Fund, their addresses, their principal occupations and some of their affiliations over the last five years are as follows:



FREDERICK AMLING:                         Trustee of the Fund; Trustee or Director of all other funds in the
                                          Keystone Families of Funds; Professor, Finance Department,
                                          George Washington University; President, Amling & Company
                                          (investment advice); and former Member, Board of Advisers, Cre dito Emilano (banking).

LAURENCE B. ASHKIN:                       Trustee of the Fund; Trustee or Director of all other funds in the
                                          Keystone Families of Funds; Trustee of all funds in the Evergreen
                                          Family of Funds other than Evergreen Investment Trust; real estate developer and construction consultant; and President of
                                          Centrum Equities and Centrum Properties, Inc.

CHARLES A. AUSTIN III:                    Trustee   of  the  Fund;   Trustee  or Director  of all  other  funds  in the
                                          Keystone Families of Funds; Investment Counselor to Appleton Partners,  Inc.;
                                          and former Managing Director,  Seaward Management Corporation investment advice).

*FOSTER BAM:                              Trustee of the Fund; Trustee or Director of all other funds in the
                                          Keystone Families of Funds; Trustee or Director of all the funds in the
                                          Evergreen Family of Funds other than Evergreen Investment
                                          Trust; Partner in the law firm of Cummings & Lockwood; Director,
                                          Symmetrix, Inc. (sulphur company) and Pet Practice, Inc.
                                          (veterinary services); and former Director, Chartwell Group Ltd.
                                          (Manufacturer of office furnishings and accessories), Waste
                                          Disposal Equipment Acquisition Corporation and Rehabilitation
                                          Corporation of America (rehabilitation hospitals).

*GEORGE S. BISSELL:                       Chief Executive Officer of the Fund and each of the other funds in the Keystone Families of Funds; Chairman of the Board and
                                          Trustee of the Fund; Chairman of the Board and Trustee or
                                          Director of all other funds in the Keystone Families of Funds;
                                          Chairman of the Board and Trustee of Anatolia College; Trustee
                                          of University Hospital (and Chairman of its Investment
                                          Committee); former Director and Chairman of the Board of
                                          Hartwell Keystone; and former Chairman of the Board, Director and Chief Executive Officer of Keystone Investments.

EDWIN D. CAMPBELL:                        Trustee of the Fund; Trustee or Director of all other funds in the
                                          Keystone Families of Funds; Principal, Padanaram Associates,
                                          Inc.; and former Executive Director, Coalition of Essential Schools,
                                          Brown University.

CHARLES F. CHAPIN:                        Trustee of the Fund; Trustee or Director of all other funds in the
                                          Keystone Families of Funds; and former Director, Peoples Bank
                                          (Charlotte, NC).

K. DUN GIFFORD:                           Trustee of the Fund; Trustee or Director of all other funds in the
                                          Keystone Families of Funds; Trustee, Treasurer and Chairman of
                                          the Finance Committee, Cambridge College; Chairman Emeritus
                                          and Director, American Institute of Food and Wine;  Chairman
                                          and President, Oldways Preservation and Exchange Trust (educa tion); former Chairman of the Board, Director, and Executive Vice
                                          President, The London Harness Company; former Managing Part ner, Roscommon Capital Corp.; former Chief Executive Officer,
                                          Gifford Gifts of Fine Foods; former Chairman, Gifford, Drescher
                                          & Associates (environmental consulting); and former Director,
                                          Keystone Investments and Keystone.

JAMES S. HOWELL:                          Trustee of the Fund; Trustee or Director of all other funds in the
                                          Keystone Families of Funds; Chairman and Trustee or Director of all the
                                          funds in the Evergreen Family of Funds; former Chairman of the
                                          Distribution Foundation for the Carolinas; and former Vice
                                          President of Lance Inc. (food manufacturing).

LEROY KEITH, JR.:                         Trustee of the Fund; Trustee or Director of all other funds in the
                                          Keystone Families of Funds; Chairman of the Board and Chief
                                          Executive Officer, Carson Products Company; Director of Phoenix
                                          Total Return Fund and Equifax, Inc.; Trustee of Phoenix Series
                                          Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge
                                          Series Fund; and former President, Morehouse College.

F. RAY KEYSER, JR.:                       Trustee of the Fund; Trustee or Director of all other funds in the
                                          Keystone Families of Funds; Chairman and Of Counsel, Keyser,
                                          Crowley & Meub, P.C.; Member, Governor's (VT) Council of Eco
                                          nomic Advisers; Chairman of the Board and Director, Central
                                          Vermont Public Service Corporation and Lahey Hitchcock Clinic;
                                          Director, Vermont Yankee Nuclear Power Corporation, Grand
                                          Trunk Corporation, Grand Trunk Western Railroad, Union
                                          Mutual Fire Insurance Company, New England Guaranty
                                          Insurance Company, Inc., and the Investment Company Institute;
                                          former Director and President, Associated Industries of Vermont;
                                          former Director of Keystone, Central Vermont Railway, Inc., S.K.I.
                                          Ltd., and Arrow Financial Corp.; and former Director and
                                          Chairman of the Board, Proctor Bank and Green Mountain Bank.

GERALD M. MCDONNELL:                      Trustee of the Fund; Trustee or Director of all other funds in the
                                          Keystone Families of Funds; Trustee or Director of the Evergreen funds; and
                                          Sales Representative with Nucor-Yamoto, Inc. (Steel producer).

THOMAS L. MCVERRY:                        Trustee of the Fund; Trustee or Director of all other funds in the
                                          Keystone Families of Funds; Trustee or Director of the Evergreen funds;
                                          former Vice President and Director of Rexham Corporation; and
                                          former Director of Carolina Cooperative Federal Credit Union.

*WILLIAM WALT PETTIT:                     Trustee of the Fund; Trustee or Director of all other funds in the
                                          Keystone Families of Funds; Trustee or Director of all the funds in the
                                          Evergreen Family of Funds; and Partner in the law firm of
                                          Holcomb and Pettit, P.A.

DAVID M. RICHARDSON:                      Trustee of the Fund; Trustee or Director of all other funds in the
                                          Keystone Families of Funds; Vice Chair and former Executive Vice
                                          President, DHR International, Inc. (executive recruitment);
                                          former Senior Vice President, Boyden International Inc. (executive recruitment); and Director, Commerce and Industry Association
                                          of New Jersey, 411 International, Inc., and J&M Cumming Paper
                                          Co.

RUSSELL A. SALTON, III MD:                Trustee of the Fund; Trustee or Director of all other funds in the
                                          Keystone Families of Funds; Trustee or Director of all the funds in the
                                          Evergreen Family of Funds; Medical Director, U.S. Health
                                          Care/Aetna Health Services; and former Managed Health Care
                                          Consultant; former President, Primary Physician Care.

MICHAEL S. SCOFIELD:                      Trustee of the Fund; Trustee or Director of all other funds in the
                                          Keystone Families of Funds; Trustee or Director of all the funds in the
                                          Evergreen Family of  Funds; and Attorney, Law Offices of Michael
                                          S. Scofield.

RICHARD J. SHIMA:                         Trustee of the Fund; Trustee or Director of all other funds in the
                                          Keystone Families of Funds; Chairman, Environmental Warranty,
                                          Inc. (insurance agency); Executive Consultant, Drake Beam
                                          Morin, Inc. (executive outplacement); Director of Connecticut
                                          Natural Gas Corporation, Hartford Hospital, Old State House
                                          Association, Middlesex Mutual Assurance Company, and Enhance
                                          Financial Services, Inc.; Chairman, Board of Trustees, Hartford
                                          Graduate Center; Trustee, Greater Hartford YMCA; former
                                          Director, Vice Chairman and Chief Investment Officer, The
                                          Travelers Corporation; former Trustee, Kingswood-Oxford School;
                                          and former Managing Director and Consultant, Russell Miller,
                                          Inc.

ANDREW J. SIMONS:                         Trustee of the Fund; Trustee or Director of all other funds in the
                                          Keystone Families of Funds; Partner, Farrell, Fritz, Caemmerer,
                                          Cleary, Barnosky & Armentano, P.C.; Adjunct Professor of Law
                                          and former Associate Dean, St. John's University School of Law;
                                          Adjunct Professor of Law, Touro College School of Law; and
                                          former President, Nassau County Bar Association.

JOHN J. PILEGGI:                          President and Treasurer of the Fund; President and Treasurer of
                                          all other funds in the Keystone Families of Funds; President and
                                          Treasurer of all the funds in the Evergreen Family of Funds;
                                          Senior Managing Director, Furman Selz LLC since 1992;
                                          Managing Director from 1984 to 1992; Consultant to BISYS Fund
                                          Services since 1996; 230 Park Avenue, Suite 910, New York, NY.

GEORGE O. MARTINEZ:                       Secretary of the Fund; Secretary of all other funds in the Keystone
                                          Families  of Funds; Secretary of all other funds in the Evergreen Family of Funds;
                                          Senior  Vice President  and  Director  of Administration  and Regulatory Services,
                                          BISYS Fund Services since 1995;  Vice President/Assistant General Counsel, Alliance
                                          Capital  Management from 1988 to 1995; 3435 Stelzer Road,  Columbus,  Ohio.

* This Trustee may be considered an "interested person" of the Fund within the meaning of the 1940 Act.

         The Fund does not pay any direct remuneration to any officer or Trustee who is an "affiliated person" of Keystone or any of its affiliates. See
"Investment Adviser." During the fiscal year ended October 31, 1996, the unaffiliated Trustees (who numbered 10 during that period) received retainers or fees totaling $31,867 from the Fund. Annual retainers and meeting fees paid by all funds in the Keystone Families of Funds (which includes over 30 mutual funds) for the fiscal year ended October 31, 1996 totaled approximately $411,000
 . As of January 31, 1997, the Trustees and officers beneficially owned less than 1% of each of the Fund's then outstanding shares.

         Except as set forth above, the address of all of the Fund's Trustees and the address of the Fund is 200 Berkeley Street, Boston, Massachusetts 02116-5034.

--------------------------------------------------------------------------------

                               INVESTMENT ADVISER

--------------------------------------------------------------------------------

         Subject to the general supervision of the Fund's Board of Trustees, Keystone provides investment advice, management and administrative services to the Fund.

         On December 11, 1996, the predecessor corporation to First Union Keystone, Keystone Investments, Inc. ("Keystone Investments") and indirectly each subsidiary of Keystone Investments, including Keystone, were acquired (the "Acquisition") by First Union National Bank of North Carolina ("FUNB"), a wholly-owned subsidiary of First Union. Keystone Investments was acquired by FUNB by merger into a wholly-owned subsidiary of FUNB, which entity then assumed the First Union Keystone name and succeeded to the business of the predecessor corporation. Contemporaneously with the Acquisition, the Fund entered into a new investment advisory agreement with Keystone and into a principal underwriting agreement with EKD, an indirect wholly-owned subsidiary of The BISYS Group, Inc. ("BISYS"). The new investment advisory agreement (the "Advisory Agreement") was approved by the shareholders of the Fund on December 9, 1996, and became effective on December 11, 1996. As a result of the above transactions, Keystone Management, Inc. ("Keystone Management"), which, prior to the Acquisition, acted as the Fund's investment manager, no longer acts as such to the Fund. Keystone currently provides the Fund with all the services that may previously have been provided by Keystone Management.

         First Union Keystone and each of its subsidiaries, including Keystone, are now indirectly owned by First Union. First Union is headquartered in Charlotte, North Carolina, and had $140 billion in consolidated assets as of December 31, 1996. First Union and its subsidiaries provide a broad range of financial services to individuals and businesses throughout the United States. The Capital Management Group of FUNB and Evergreen Asset Management Corp., wholly-owned subsidiaries of FUNB, manage or otherwise oversee the investment of over $60 billion in assets belonging to a wide range of clients, including the Evergreen Family of Funds.

         Pursuant to the Advisory Agreement and subject to the supervision of the Fund's Board of Trustees, Keystone furnishes to the Fund investment
advisory,   management  and  administrative  services,  office  facilities,  and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets. Keystone pays for all of the expenses incurred in connection with the provision of its services.

         All charges and expenses, other than those specifically referred to as being borne by Keystone, will be paid by the Fund, including, but not limited to, (1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees and expenses of Independent Trustees; (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes; (7) costs and expenses under the Distribution Plans;
(8) taxes and trust fees payable to governmental agencies; (9) the cost of share certificates; (10) fees and expenses of the registration and qualification of the Fund and its shares with the Commission or under state or other securities laws; (11) expenses of preparing, printing and mailing prospectuses, statements of additional information, notices, reports and proxy materials to shareholders of the Fund; (12) expenses of shareholders' and Trustees' meetings; (13) charges and expenses of legal counsel for the Fund and for the Independent Trustees of the Fund on matters relating to the Fund; and (14) charges and expenses of filing annual and other reports with the Commission and other authorities, and all extraordinary charges and expenses of the Fund.

         The Fund pays Keystone a fee for its services at the annual rate set forth below:

                                                               Aggregate Net
                                                          Asset Value of the
Management Fee                   Income                   Shares of the Fund
----------------------------------------------------------------------------

                         2% of gross dividend and
                           interest income plus

0.50% of the first                                       $  100,000,000 plus
0.45% of the next                                        $  100,000,000 plus
0.40% of the next                                        $  100,000,000 plus
0.35% of the next                                        $  100,000,000 plus
0.30% of the next                                        $  100,000,000 plus
0.25% of amounts over                                 $  500,000,000.


Keystone's fee is computed as of the close of business each business day and payable monthly.

         Under the Advisory Agreement, any liability of Keystone in connection with rendering services thereunder is limited to situations involving its willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

         The Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees of the Fund or by a vote of a majority of the Fund's outstanding shares (as defined in the 1940 Act). In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Fund's Board of Trustees or by a vote of a majority of outstanding shares. The Advisory Agreement will terminate automatically upon its assignment.



--------------------------------------------------------------------------------

                              PRINCIPAL UNDERWRITER

--------------------------------------------------------------------------------

         The Fund has entered into a Principal Underwriting Agreement (the "Underwriting Agreement") with EKD. EKD, which is not affiliated with First Union, replaces EKIS as the Funds' principal underwriter. EKIS may no longer act as principal underwriter of the Funds due to regulatory restrictions imposed by the Glass-Steagall Act upon national banks such as FUNB and their affiliates, that prohibit such entities from acting as the underwriters of mutual fund shares. While EKIS may no longer act as principal underwriter of the Funds as discussed above, EKIS may continue to receive compensation from the Fund or EKD in respect of underwriting and distribution services performed prior to the termination of EKIS as principal underwriter. In addition, EKIS may also be compensated by EKD for the provision of certain marketing support services to EKD at an annual rate of up to .75% of the average daily net assets of the Fund, subject to certain restrictions.

         EKD, as agent, has agreed to use its best efforts to find purchasers for the shares. EKD may retain and employ representatives to promote distribution of the shares and may obtain orders from broker-dealers, and others, acting as principals, for sales of shares to them. The Underwriting Agreement provides that EKD will bear the expense of preparing, printing, and distributing advertising and sales literature and prospectuses used by it. In its capacity as principal underwriter, EKD or EKIS, its predecessor, may receive payments from the Fund pursuant to the Fund's Distribution Plan.

         The Underwriting Agreement provides that it will remain in effect as long as its terms and continuance are approved annually (i) by a vote of a majority of the Independent Trustees, and (ii) by vote of a majority of the Trustees, in each case, cast in person at a meeting called for that purpose.

         The Underwriting Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by a vote of a majority of outstanding shares. The Underwriting Agreement will terminate automatically upon its assignment.

         From time to time, if, in EKD's judgment, it could benefit the sales of Fund shares, EKD may provide to selected broker-dealers promotional materials and selling aids, including, but not limited to, personal computers, related software, and Fund data files.


--------------------------------------------------------------------------------

                                SUB-ADMINISTRATOR

--------------------------------------------------------------------------------

         BISYS provides personnel to serve as officers of the Funds, and certain administrative services to the Funds pursuant to a sub-administration agreement for its services under that agreement, BISYS receives a fee from Keystone at the maximum annual rate of .01% of the average daily net assets of the Fund.

--------------------------------------------------------------------------------

                               THE TRUST AGREEMENT

--------------------------------------------------------------------------------

TRUST AGREEMENT

         The Fund is a Pennsylvania common law trust established under a Trust Agreement dated July 15, 1935, restated and amended as of December 19, 1989 (the "Trust Agreement"). The Trust Agreement provides for a Board of Trustees, and enables the Fund to enter into an agreement with an investment manager and/or adviser to provide the Fund with investment advisory, management and administrative services. A copy of the Trust Agreement is filed as an exhibit to the Fund's Registration Statement, of which this statement of additional information is a part. This summary is qualified in its entirety by reference to the Trust Agreement.

DESCRIPTION OF SHARES

         The Trust Agreement authorizes the issuance of an unlimited number of shares of beneficial interest and the creation of additional series and/or classes of series of Fund shares. Each share represents an equal proportionate interest in the Fund with each other share of that class. Upon liquidation, shares are entitled to a pro rata share in the net assets of their class of Fund shares. Shareholders shall have no preemptive or conversion rights. Shares are transferable. The Fund currently intends to issue only one class of shares.

SHAREHOLDER LIABILITY

         Pursuant to court decisions or other theories of law, shareholders of a Pennsylvania common law trust, could possibly be held personally liable for the obligations of the trust. The possibility of the Fund's shareholders incurring financial loss under such circumstances appears to be remote, however, because the Trust Agreement (1) contains an express disclaimer of shareholder liability for obligations of the Fund; (2) requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees; and (3) provides for indemnification out of Fund property for any shareholder held personally liable for the obligations of the Fund.

VOTING RIGHTS

         Under the terms of the Trust Agreement, the Fund does not hold annual meetings. At meetings called for the initial election of Trustees or to consider other matters, shares are entitled to one vote per share. Shares generally vote together as one class on all matters. No amendment may be made to the Trust Agreement that adversely affects any class of shares without the approval of a majority of the shares of that class. There shall be no cumulative voting in the election of Trustees.

         After a meeting as described above, no further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees.

         Except as set forth above, the Trustees shall continue to hold office indefinitely unless otherwise required by law and may appoint successor Trustees. A Trustee may cease to hold office or may be removed from office (as the case may be) (1) at any time by a two-thirds vote of the remaining Trustees;
(2) when such Trustee becomes mentally or physically incapacitated; or (3) at a special meeting of shareholders by a two-thirds vote of the outstanding shares. Any Trustee may voluntarily resign from office.

LIMITATION OF TRUSTEES' LIABILITY

         The Trust Agreement provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person; provided, however, that nothing in the Trust Agreement shall protect a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

         The Trustees have absolute and exclusive control over the management and disposition of all assets of the Fund and may perform such acts as in their sole judgment and discretion are necessary and proper for conducting the business and affairs of the Fund or promoting the interests of the Fund and the shareholders.

--------------------------------------------------------------------------------

                                    EXPENSES

--------------------------------------------------------------------------------

INVESTMENT ADVISORY FEES

         For each of the Fund's last three fiscal years, the table below lists the total dollar amounts paid by (1) the Fund to Keystone Management, the Fund's former investment manager, for investment management and administrative services rendered and (2) by Keystone Management to Keystone for investment advisory services rendered. For more information, see "Investment Adviser."

                                                                  Percent of Fund's
                               Fee Paid to Keystone               Average Net Assets                Fee Paid to
                               Management under                   represented by                    Keystone under
Fiscal Year Ended              the Management                     Keystone                          the Advisory
October 31,                    Agreement                          Management's Fee                  Agreement
-------------------------      ----------------------------       ----------------------------      -----------------------
1996                           $1,578,211                         0.60%                             $1,341,479
1995                           $1,876,672                         0.60%                             $1,595,171
1994                           $2,193,546                         0.56%                             $1,864,514

DISTRIBUTION PLAN EXPENSES

         For the fiscal year ended October 31, 1996, the Fund paid $2,645,899 to EKIS under its Distribution Plan. For more information, see "Distribution Plans."

UNDERWRITING COMMISSIONS

         For each of the Fund's last three fiscal years, the table below lists the aggregate dollar amounts of underwriting commissions (front-end sales charges, plus distribution fees, plus CDSCs) paid with respect to the public distribution of the Fund's shares. The table also indicates the aggregate dollar amount of underwriting commissions retained by EKIS. For more information, see "Principal Underwriter" and "Sales Charges."

                                                                               Aggregate Dollar Amount of
Fiscal Year Ended               Aggregate Dollar Amount of                     Underwriting Commissions
October 31,                     Underwriting Commissions                       Retained by EKD or EKIS
--------------------------      ----------------------------------------       -----------------------------------------
1996                            $2,235,405                                     $1,897,428
1995                            $2,719,026                                     $2,221,208
1994                            $3,526,112                                     $2,363,825

BROKERAGE COMMISSIONS

         The Fund paid no brokerage commissions for the fiscal years ended October 31, 1994, 1995 and 1996.



--------------------------------------------------------------------------------

                 STANDARDIZED TOTAL RETURN AND YIELD QUOTATIONS

--------------------------------------------------------------------------------

         Total return quotations for the Fund as they may appear from time to time in advertisements are calculated by finding the average annual compounded rates of return over the one, five and ten year periods on a hypothetical $1,000 investment which would equate the initial amount invested to the ending redeemable value. To the initial investment all dividends and distributions are added, and all recurring fees charged to all shareholder accounts are deducted. The ending redeemable value assumes a complete redemption at the end of the one, five or ten year periods.

         The annual total return for the one year period ended October 31, 1996 was 1.03% (including applicable sales charge). The average annual total return for the five and ten year periods ended October 31, 1996 were 5.69% and 6.31%, respectively (including applicable sales charge).

         Current yield quotations as they may appear from time to time in advertisements will consist of a quotation based on a 30-day period ended on the date of the most recent balance sheet of the Fund, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the base period. The Fund's current yield for the 30-day period ended October 31, 1996 was 5.23%.


--------------------------------------------------------------------------------

                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

         The following financial statements of the Fund are incorporated by reference herein from the Fund's Annual Report, as filed with the SEC:

         Schedule of Investments as of October 31, 1996;

         Financial Highlights for each of the years in the ten-year period ended October 31, 1996;

         Statement of Assets and Liabilities as of October 31, 1996;

         Statement of Operations for the year ended October 31, 1996;

         Statements of Changes in Net Assets for each of the years in the two-year period ended October 31, 1996;

         Notes to Financial Statements; and

         Independent Auditors' Report dated November 29, 1996.

         A copy of the Fund's Annual Report will be furnished upon request and without charge. Requests may be made in writing to EKSC, P.O. Box 2121, Boston, Massachusetts 02106-2121, or by calling EKSC toll free at 1-800-343-2898.


--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

--------------------------------------------------------------------------------

         To the best of the Fund's knowledge, as of January 31, 1997, the following was the only shareholder of record who owned 5% or more the Fund's outstanding shares:



                                                             % of Fund

Merrill Lynch Pierce Fenner & Smith                          12.503%
For Sole Benefit of Its Customers
Attn: Fund Administration
4800 Deer Lake Drive East, 3rd Floor
Jacksonville, FL 32246-6484


         Except as otherwise stated in its prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

         If conditions arise that would make it undesirable for the Fund to pay for all redemptions in cash, the Fund may authorize payment to be made in portfolio securities or other property. The Fund has obligated itself, however, under the 1040 Act, to redeem for cash all shares presented for redemption by any one shareholder up to the lesser of $250,000 or 1.00% of the Fund's net assets in any 90-day period. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share and would, to the extent permitted by law, be readily marketable. Shareholders receiving such securities would incur brokerage costs upon the securities' sale.

         No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund's prospectus, this statement of additional information or in supplemental sales literature issued by the Fund or EKD, and no person is entitled to rely on any information or representation not contained therein.

         The Fund's prospectus and this statement of additional information omit certain information contained in the registration statement filed with the SEC, which may be obtained from the SEC's principal office in Washington, D.C. upon payment of the fee prescribed by the rules and regulations promulgated by the SEC.

                                    APPENDIX



                             CORPORATE BOND RATINGS

S&P CORPORATE BOND RATINGS

         An S&P corporate bond rating is a current assessment of the creditworthiness of an obligor, including obligors outside the United States, with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. Ratings of foreign obligors do not take into account currency exchange and related uncertainties. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable.

         The  ratings  are  based,   in  varying   degrees,   on  the  following
considerations:

         a. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

         b.       Nature of and provisions of the obligation; and

         c. Protection afforded by and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         PLUS (+) OR MINUS (-): To provide more detailed indications of credit quality, ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         Bond ratings are as follows:

         1. AAA - Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         2. AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

         3. A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         4. BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         5. BB, B, CCC, CC AND C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

MOODY'S CORPORATE BOND RATINGS

         Moody's ratings are as follows:

         1. AAA - Bonds that are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         2. AA - Bonds that are rated AA are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long term risks appear somewhat larger than in AAA securities.

         3. A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

         4. BAA - Bonds that are rated BAA are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         5. BA - Bonds that are rated BA are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

         6. B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from AA through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                       COMMON AND PREFERRED STOCK RATINGS

S&P'S EARNINGS AND DIVIDEND RANKINGS FOR COMMON STOCKS

         Because the investment process involves assessment of various factors, such as product and industry position, corporate resources and financial policy, with results that make some common stocks more highly esteemed than others, S&P believes that earnings and dividend performance is the end result of the interplay of these factors and that, over the long run, the record of this performance has a considerable bearing on relative quality. S&P rankings, however, do not reflect all of the factors, tangible or intangible, that bear on stock quality.

         Growth and stability of earnings and dividends are deemed key elements in establishing S&P earnings and dividend rankings for common stocks, which capsulize the nature of this record in a single symbol.

         S&P has established a computerized scoring system based on per-share earnings and dividend records of the most recent ten years, a period deemed long enough to measure a company's performance under varying economic conditions. S&P measures growth, stability within the trend line and cyclicity. The ranking system also makes allowances for company size, since large companies have certain inherent advantages over small ones. From these scores for earnings and dividends are determined.

         The final score for each stock is measured against a scoring matrix determined by analysis of the scores of a large and representative sample which is reviewed and sometimes modified with the following ladder of rankings:

 A+  Highest                        B+  Average             C  Lowest
 A   High                           B   Below Average       D  In Reorganization
 A-  Above Average                  B-  Lower

         S&P believes its rankings are not a forecast of future market price performance but are basically an appraisal of past performance of earnings and dividends and relative current standing.

MOODY'S COMMON STOCK RANKINGS

         Moody's presents a concise statement of the important characteristics of a company and an evaluation of the grade (quality) of its common stock. Data presented includes: (a) capsule stock information which reveals short and long term growth and yield afforded by the indicated dividend, based on a recent price; (b) a long term price chart which shows patterns of monthly stock price movements and monthly trading volumes; (c) a breakdown of a company's capital account which aids in determining the degree of conservatism or financial leverage in a company's balance sheet; (d) interim earnings for the current year to date, plus three previous years; (e) dividend information; (f) company background; (g) recent corporate developments; (h) prospects for a company in the immediate future and the next few years; and (i) a ten year comparative statistical analysis.

         This information provides investors with information on what a company does, how it has performed in the past, how it is performing currently and what its future performance prospects appear to be.

         These characteristics are then evaluated and result in a grading, or indication of quality. The grade is based on an analysis of each company's financial strength, stability of earnings and record of dividend payments. Other considerations include conservativeness of capitalization, depth and caliber of management, accounting practices, technological capabilities and industry position. Evaluation is represented by the following grades:

         (1)  High Grade
         (2)  Investment Grade
         (3)  Medium Grade
         (4)  Speculative Grade

MOODY'S PREFERRED STOCK RATINGS

         Preferred stock ratings and their definitions are as follows:

         1. AAA: An issue that is rated AAA is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

         2. AA: An issue that is rated AA is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

         3. A: An issue that is rated A is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater then in the AAA and AA classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

         4. BAA: An issue that is rated BAA is considered to be a medium-grade preferred stock,neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

         5. BA: An issue that is rated BA is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well- safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

         6.       B:  An   issue   that  is   rated  B   generally   lacks   the
                  characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

         7. CAA: An issue that is rated CAA is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

         8. CA: An issue that is rated CA is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

         9. C: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies numerical modifiers 1, 2 and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                              LIMITED PARTNERSHIPS

         The Fund may invest in limited and master limited partnerships. A limited partnership is a partnership consisting of one or more general partners, jointly and severally responsible as ordinary partners, and by whom the business is conducted, and one or more limited partners who contribute cash as capital to the partnership and who generally are not liable for the debts of the partnership beyond the amounts contributed. Limited partners are not involved in the day-to-day management of the partnership. They receive income, capital gains and other tax benefits associated with the partnership project in accordance with terms established in the partnership agreement. Typical limited partnerships are in real estate, oil and gas and equipment leasing, but they also finance movies, research and development and other projects.

         For an organization classified as a partnership under the Internal Revenue Code, each item of income, gain, loss, deduction and credit is not taxed at the partnership level but flows through to the holder of the partnership unit. This allows the partnership to avoid taxation and to pass through income to the holder of the partnership unit at lower individual rates.

         A master limited partnership is a publicly traded limited partnership. The partnership units are registered with the Securities and Exchange Commission and are freely exchanged on a securities exchange or in the over-the-counter market.

                            MONEY MARKET INSTRUMENTS

         The Fund's investments in commercial paper are limited to those rated A-1 by Standard & Poor's Corporation, PRIME-1 by Moody's Investors Service, Inc. or F-1 by Fitch Investors Service, Inc. These ratings and other money market instruments are described as follows:

COMMERCIAL PAPER RATINGS

         Commercial paper rated A-1 by Standard & Poor's has the following characteristics: Liquidity ratios are adequate to meet cash requirements. The issuer's long-term senior debt is rated A or better, although in some cases BBB credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry.

         The rating PRIME-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public preparations to meet such obligations. Relative strength or weakness of the above factors determines how the issuer's commercial paper is rated within various categories.

         The rating F-1 is the highest rating assigned by Fitch. Among the factors considered by Fitch in assigning this rating are: (1) the issuer's liquidity; (2) its standing in the industry; (3) the size of its debt; (4) its ability to service its debt; (5) its profitability; (6) its return on equity;
(7) its alternative sources of financing; and (8) its ability to access the capital markets. Analysis of the relative strength or weakness of these factors and others determines whether an issuer's commercial paper is rated F-1.

UNITED STATES GOVERNMENT SECURITIES

         Securities issued or guaranteed by the United States Government include a variety of Treasury securities that differ only in their interest rates, maturities and dates of issuance. Treasury bills have maturities of one year or less. Treasury notes have maturities of one to ten years and Treasury bonds generally have maturities of greater than ten years at the date of issuance.

         Securities issued or guaranteed by the United States ("U.S.") Government or its agencies or instrumentalities include direct obligations of the United States Treasury and securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, The Tennessee Valley Authority, District of Columbia Armory Board and Federal National Mortgage Association.

         Some obligations of United States Government agencies and instrumentalities, such as Treasury bills and Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the United States; others, such as securities of Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; still others, such as bonds issued by the Federal National Mortgage Association, a private corporation, are supported only by the credit of the instrumentality. Because the United States Government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in the securities issued by such an instrumentality only when Keystone determines that the credit risk with respect to the instrumentality does not make its securities unsuitable investments. United States Government securities will not include international agencies or instrumentalities in which the United States Government, its agencies or instrumentalities participate, such as the World Bank, the Asian Development Bank or the InterAmerican Development Bank, or issues insured by the Federal Deposit Insurance Corporation.

CERTIFICATES OF DEPOSIT

         Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

         Certificates of deposit will be limited to U.S. dollar-denominated certificates of United States banks, including their branches abroad, and of U.S. branches of foreign banks that are members of the Federal Reserve System or the Federal Deposit Insurance Corporation and have at least $1 billion in deposits as of the date of their most recently published financial statements.

BANKERS' ACCEPTANCES

         Bankers' acceptances typically arise from short term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by the bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Bankers' acceptances acquired by the Fund must have been accepted by U.S. commercial banks, including foreign branches of U.S. commercial banks, having total deposits at the time of purchase in excess of $1 billion and must be payable in U.S. dollars.

                              OPTIONS TRANSACTIONS

         The Fund is authorized to write (i.e., sell) covered call options and to purchase call options to close out covered call options previously written. A call option obligates a writer to sell, and gives a purchaser the right to buy, the underlying security at the stated exercise price at any time until the stated expiration date.

         The Fund will only write call options that are covered, which means that the Fund will own the underlying security (or other securities, such as convertible securities, that are acceptable for escrow) when it writes the call option and until the Fund's obligation to sell the underlying security is extinguished by exercise or expiration of the call option or the purchase of a call option covering the same underlying security and having the same exercise price and expiration date. The Fund will receive a premium for writing a call option, but will give up, until the expiration date, the opportunity to profit from an increase in the underlying security's price above the exercise price. The Fund will retain the risk of loss from a decrease in the price of the underlying security. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked options which the Fund will not do) but capable of enhancing the Fund's total return.

         The premium received by the Fund for writing a covered call option will be recorded as a liability in the Fund's statement of assets and liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time as of which the net asset value per share of the Fund is computed (the close of the New York Stock Exchange), or, in the absence of such sale, at the latest bid quotation. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction or delivery of the underlying security upon exercise of the option.

         Many options are traded on registered securities exchanges. Options traded on such exchanges are issued by the Options Clearing Corporation, a clearing corporation which assumes responsibility for the completion of options transactions.

         The Fund will purchase call options only to close out a covered call option it has written. When it appears that a covered call option written by the Fund is likely to be exercised, the Fund may consider it appropriate to avoid having to sell the underlying security. Or, the Fund may wish to extinguish a covered call option which it has written in order to be free to sell the underlying security to realize a profit on the previously written call option or to write another covered call option on the underlying security. In all such instances, the Fund can close out the previously written call option by purchasing a call option on the same underlying security with the same exercise price and expiration date. (The Fund may, under certain circumstances, also be able to transfer a previously written call option.) The Fund will realize a short-term capital gain if the amount paid to purchase the call option plus transaction costs is less than the premium received for writing the covered call option. The Fund will realize a short-term capital loss if the amount paid to purchase the call option plus transaction costs is greater than the premium received for writing the covered call option.

         A previously written call option can be closed out by purchasing an identical call option only in a secondary market for the call option. Although the Fund will generally write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time, and for some options no secondary market may exist. In such event it might not be possible to effect a closing transaction in a particular option. If the Fund as a covered call option writer is unable to effect a closing purchase transaction, it will not be able to sell the underlying securities until the option expires or it delivers the underlying securities upon exercise.

         If a substantial number of the call options written by the Fund are exercised, the Fund's rate of portfolio turnover may exceed historical levels. This would result in higher transaction costs, including brokerage commissions. The Fund will pay brokerage commissions in connection with the writing of covered call options and the purchase of call options to close out previously written options. Such brokerage commissions are normally higher than those applicable to purchases and sales of portfolio securities.

         In the past the Fund has qualified for, and elected to receive, the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code. Although the Fund intends to continue to qualify for such tax treatment, in order to do so it must, among other things, derive less than 30% of its gross income from gains from the sale or other disposition of securities held for less than three months. Because of this, the Fund may be restricted in the writing of call options where the underlying securities have been held less than three months, in the writing of covered call options that expire in less than three months, and in effecting closing purchases with respect to  options  that were  written  less than three  months  earlier.  As a result, the Fund may elect to forego otherwise favorable investment opportunities and may elect to avoid or delay effecting closing purchases or selling portfolio securities, with the risk that a potential loss may be increased or a potential gain may be reduced or turned into a loss.

         Under the Internal Revenue Code of 1954, as amended, gain or loss attributable to a closing transaction and premiums received by the Fund for writing a covered call option that is not exercised may constitute short-term capital gain or loss. Under provisions of the Tax Reform Act of 1986, effective for taxable years beginning after October 22, 1986, a gain on an option transaction that qualifies as a "designated hedge" transaction under Treasury regulations may be offset by realized or unrealized losses on such designated transaction. The netting of gain against such losses could result in a reduction in gross income from options transactions for purposes of the 30 percent test.

               FUTURES CONTRACTS AND RELATED OPTIONS TRANSACTIONS

         The Fund intends to enter into currency and other financial futures contracts as a hedge against changes in prevailing levels of interest or currency exchange rates to seek relative stability of principal and to establish more definitely the effective return on securities held or intended to be acquired by the Fund or as a hedge against changes in the prices of securities or currencies held by the Fund or to be acquired by the Fund. The Fund's hedging may include sales of futures as an offset against the effect of expected increases in interest or currency exchange rates or securities prices and purchases of futures as an offset against the effect of expected declines in interest or currency exchange rates.

         For example, when the Fund anticipates a significant market or market sector advance, it will purchase a stock index futures contract as a hedge against not participating in such advance at a time when the Fund is not fully invested. The purchase of a futures contract serves as a temporary substitute for the purchase of individual securities which may then be purchased in an orderly fashion. As such purchases are made, an equivalent amount of index based futures contracts would be terminated by offsetting sales. In contrast, the Fund would sell stock index futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Fund's portfolio. To the extent that the Fund's portfolio changes in value in correlation with a given index, the sale of futures contracts on that index would substantially reduce the risk to the portfolio of a market decline or change in interest rates, and, by so doing, provide an alternative to the liquidation of the Fund's securities positions and the resulting transaction costs.

         The Fund intends to engage in options transactions that are related to commodity futures contracts for hedging purposes and in connection with the hedging strategies described above.

         Although techniques other than sales and purchases of futures contracts and related options transactions could be used to reduce the Fund's exposure to interest rate and/or market fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts and related options transactions. While the Fund does not intend to take delivery of the instruments underlying futures contracts it holds, the Fund does not intend to engage in such futures contracts for speculation.

FUTURES CONTRACTS

         Futures contracts are transactions in the commodities markets rather than in the securities markets. A futures contract creates an obligation by the seller to deliver to the buyer the commodity specified in the contract at a specified future time for a specified price. The futures contract creates an obligation by the buyer to accept delivery from the seller of the commodity specified at the specified future time for the specified price. In contrast, a spot transaction creates an immediate obligation for the seller to deliver and the buyer to accept delivery of and pay for an identified commodity. In general, futures contracts involve transactions in fungible goods such as wheat, coffee and soybeans. However, in the last decade an increasing number of futures contracts have been developed that specify currencies, financial instruments or financially based indexes as the underlying commodity.

         U.S. futures contracts are traded only on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal financial futures exchanges in the United States are The Board of Trade of the City of Chicago, the Chicago Mercantile Exchange, the International Monetary Market (a division of the Chicago Mercantile Exchange), the New York Futures Exchange and the Kansas City Board of Trade. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership, which is also responsible for handling daily accounting of deposits or withdrawals of margin. A futures commission merchant (Broker) effects each transaction in connection with futures contracts for a commission. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC) and National Futures Association (NFA).

INTEREST RATE FUTURES CONTRACTS

         The sale of an interest rate futures contract creates an obligation by the Fund, as seller, to deliver the type of financial instrument specified in the contract at a specified future time for a specified price. The purchase of an interest rate futures contract creates an obligation by the Fund, as purchaser, to accept delivery of the type of financial instrument specified at a specified future time for a specified price. The specific securities delivered or accepted, respectively, at settlement date, are not determined until at or near that date. The determination is in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

         Currently, interest rate futures contracts can be purchased or sold on 90-day U.S. Treasury bills, U.S. Treasury bonds, U.S. Treasury notes with maturities between 6 1/2 and 10 years, Government National Mortgage Association
(GNMA) certificates, 90-day domestic bank certificates of deposit, 90-day commercial paper, and 90-day Eurodollar certificates of deposit. It is expected that futures contracts trading in additional financial instruments will be authorized. The standard contract size is $100,000 for futures contracts in U.S. Treasury bonds, U.S. Treasury notes and GNMA certificates, and $1,000,000 for the other designated contracts. While U.S. Treasury bonds, U.S. Treasury bills and U.S. Treasury notes are backed by the full faith and credit of the U.S. government and GNMA certificates are guaranteed by a U.S. government agency, the futures contracts in U.S. government securities are not obligations of the U.S. Treasury.

INDEX BASED FUTURES CONTRACTS

STOCK INDEX FUTURES CONTRACTS

         A stock index assigns relative values to the common stocks included in the index. The index fluctuates with changes in the market values of the common stocks so included. stock index futures contract is a bilateral agreement by which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the closing value of the stock index on the expiration date of the contract and the price at which the futures contract is originally made. No physical delivery of the underlying stocks in the index is made.

         Currently, stock index futures contracts can be purchased or sold on the Standard and Poor's Corporation (S&P) Index of 500 Stocks, the S&P Index of 100 Stocks, the New York Stock Exchange Composite Index, the Value Line Index and the Major Market Index. It is expected that futures contracts trading in additional stock indices will be authorized. The standard contract size is $500 times the value of the index.

         The Fund does not believe that differences between existing stock indices will create any differences in the price movements of the stock index futures contracts in relation to the movements in such indices. However, such differences in the indices may result in differences in correlation of the futures with movements in the value of the securities being hedged.

OTHER INDEX BASED FUTURES CONTRACTS

         It is expected that bond index and other financially based index futures contracts will be developed in the future. It is anticipated that such index based futures contracts will be structured in the same way as stock index futures contracts but will be measured by changes in interest rates, related indexes or other measures, such as the consumer price index. In the event that such futures contracts are developed the Fund will sell interest rate index and other index based futures contracts to hedge against changes which are expected to affect the Fund's portfolio.

         The purchase or sale of a futures contract differs from the purchase or sale of a security, in that no price or premium is paid or received. Instead, to initiate trading an amount of cash, cash equivalents, money market instruments, or U.S. Treasury bills equal to approximately 1 1/2% (up to 5%) of the contract amount must be deposited by the Fund with the Broker. This amount is known as the initial margin. The nature of the initial margin in futures transactions is different from that of a margin in security transactions. Futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract.

         Subsequent payments, called a variation margin, to the Broker and from the Broker, are made on a daily basis as the value of the underlying instrument or index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as mark-to-market. For example, when the Fund has purchased a futures contract and the price of the underlying financial instrument or index has risen, that position will have increased in value and the Fund will receive from the Broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the underlying financial instrument or index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the Broker. At any time prior to expiration of the futures contract, the Fund may elect to close the position. A final determination of variation margin is then made, additional cash is required to be paid to or released by the Broker, and the Fund realizes a loss or gain.

         The Fund intends to enter into arrangements with its Custodian and with Brokers to enable its initial margin and any variation margin to be held in a segregated account by its Custodian on behalf of the Broker.

         Although interest rate futures contracts by their terms call for actual delivery or acceptance of financial instruments, and index based futures contracts call for the delivery of cash equal to the difference between the closing value of the index on the expiration date of the contract and the price at which the futures contract is originally made, in most cases such futures contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by an offsetting transaction in which the Fund enters into a futures contract purchase for the same aggregate amount of the specific type of financial instrument or index and same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by an offsetting transaction in which the Fund enters into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain. If the purchase price exceeds the offsetting sale price the Fund realizes a loss. The amount of the Fund's gain or loss on any transaction is reduced or increased, respectively, by the amount of any transaction costs incurred by the Fund.

         As an example of an offsetting transaction, the contractual obligations arising from the sale of one contract of September U.S. Treasury bills on an exchange may be fulfilled at any time before delivery of the contract is required (i.e., on a specified date in September, the "delivery month") by the purchase of one contract of September U.S. Treasury bills on the same exchange. In such instance the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase after allowance for transaction costs represents the profit or loss to the Fund.

         There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms.

OPTIONS ON CURRENCY AND OTHER FINANCIAL FUTURES

         The Fund intends to purchase call and put options on currency and other financial futures contracts and sell such options to terminate an existing position. Options on currency and other financial futures contracts are similar to options on stocks except that an option on a currency or other financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) rather than to purchase or sell stock, currency or other financial instruments at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account. This amount represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and value of the futures contract.

         The Fund intends to use options on currency and other financial futures contracts in connection with hedging strategies. In the future the Fund may use such options for other purposes.

PURCHASE OF PUT OPTIONS ON FUTURES CONTRACTS

         The purchase of protective put options on commodity futures contracts is analogous to the purchase of protective puts on individual stocks, where an absolute level of protection is sought below which no additional economic loss would be incurred by the Fund. Put options may be purchased to hedge a portfolio of stocks or debt instruments or a position in the futures contract upon which the put option is based.

PURCHASE OF CALL OPTIONS ON FUTURES CONTRACTS

         The purchase of a call option on a commodity futures contract represents a means of obtaining temporary exposure to market appreciation at limited risk. It is analogous to the purchase of a call option on an individual stock which can be used as a substitute for a position in the stock itself. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the underlying financial instrument or index itself, the purchase of a call option may be less risky than the ownership of the interest rate or index based futures contract or the underlying securities. Call options on commodity futures contracts may be purchased to hedge against an interest rate increase or a market advance when the Fund is not fully invested.

USE OF NEW INVESTMENT TECHNIQUES INVOLVING CURRENCY OR OTHER FINANCIAL FUTURES CONTRACTS OR RELATED OPTIONS

         The Fund may employ new investment techniques involving currency and other financial futures contracts and related options. The Fund intends to take advantage of new techniques in these areas which may be developed from time to time and which are consistent with the Fund's investment objective. The Fund believes that no additional techniques have been identified for employment by the Fund in the foreseeable future other than those described above.

LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS AND RELATED OPTIONS ON SUCH FUTURES CONTRACTS

         The Fund will not enter into a futures contract if, as a result thereof, more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin deposits on such futures contracts.

         The Fund intends that its futures contracts and related options transactions will be entered into for traditional hedging purposes. That is, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. The Fund does not intend to enter into futures contracts for speculation.

         In instances involving the purchase of futures contracts by the Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts will be deposited in a segregated account with the Fund's Custodian and/or in a margin account with a Broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

FEDERAL INCOME TAX TREATMENT

         For federal income tax purposes, the Fund is required to recognize as income for each taxable year its net unrealized gains and losses on futures contracts as of the end of the year as well as those actually realized during the year. Any gain or loss recognized with respect to a futures contract is considered to be 60% long term and 40% short term, without regard to the holding period of the contract. In the case of a futures transaction classified as a "mixed straddle," the recognition of losses may be deferred to a later taxable year. The federal income tax treatment of gains or losses from transactions in options on futures is unclear.

         In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income. Any net gain realized from the closing out of futures contracts, for purposes of the 90% requirement, will be qualifying income. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Fund's annual gross income. The 1986 Tax Act added a provision that effectively treats both positions in certain hedging transactions as a single transaction for the purpose of the 30% requirement. The provision provides that, in the case of any "designated hedge," increases and decreases in the value of positions of the hedge are to be netted for the purposes of the 30% requirement. However, in certain situations, in order to avoid realizing a gain within a three month period, the Fund may be required to defer the closing out of a contract beyond the time when it would otherwise be advantageous to do so.

RISKS OF FUTURES CONTRACTS

         Currency and other financial futures contracts prices are volatile and are influenced, among other things, by changes in stock prices, market conditions, prevailing interest rates and anticipation of future stock prices, market movements or interest rate changes, all of which in turn are affected by economic conditions, such as government fiscal and monetary policies and actions, and national and international political and economic events.

         At best, the correlation between changes in prices of futures contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances, such as variations in speculative market demand for futures contracts and for securities, including technical influences in futures contracts trading; differences between the securities being hedged and the financial instruments and indexes underlying the standard futures contracts available for trading, in such respects as interest rate levels, maturities and creditworthiness of issuers, or identities of securities comprising the index and those in the Fund's portfolio. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

         Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out, and a 15% decrease would result in a loss equal to 150% of the original margin deposit. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of entering into the futures contract, it had invested in the underlying financial instrument. Furthermore, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund will establish a segregated account in connection with its futures contracts which will hold cash or cash equivalents equal in value to the current value of the underlying instruments or indices less the margins on deposit.

         Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

RISKS OF OPTIONS ON FUTURES CONTRACTS

         In addition to the risks described above for currency and other financial futures contracts, there are several special risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. The Fund will not purchase options on any futures contract unless and until it believes that the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with the futures contracts. Compared to the use of futures contracts, the purchase of options on such futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the use of an option on a futures contract would result in a loss to the Fund, even though the use of a futures contract would not, such as when there is no movement in the level of the futures contract.

                          FOREIGN CURRENCY TRANSACTIONS

         The Fund may invest in securities of foreign issuers. When the Fund invests in foreign securities they usually will be denominated in foreign currencies and the Fund temporarily may hold funds in foreign currencies. Thus, the Fund's share value will be affected by changes in exchange rates.

FORWARD CURRENCY CONTRACTS

         As one way of managing exchange rate risk, the Fund may engage in forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). Under the contract, the exchange rate for the transaction (the amount of currency the Fund will deliver or receive when the contract is completed) is fixed when the Fund enters into the contract. The Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Fund also may use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Fund expects a decrease in the value of the currency in which the foreign security is denominated. Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on Keystone's ability to predict accurately the future exchange rate between foreign currencies and the U.S. dollar. The value of the Fund's investments denominated in foreign currencies will depend on the relative strength of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund.

CURRENCY FUTURES CONTRACTS

         Currency futures contracts are bilateral agreements under which two parties agree to take or make delivery of a specified amount of a currency at a specified future time for a specified price. Trading of currency futures contracts in the United States is regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC) and National Futures Association
(NFA). Currently the only national futures exchange on which currency futures are traded is the International Monetary Market of the Chicago Mercantile Exchange. Foreign currency futures trading is conducted in the same manner and subject to the same regulations as trading in interest rate and index based futures. The Fund intends to engage in currency futures contracts for hedging purposes, and not for speculation. The Fund may engage in currency futures contracts for other purposes if authorized to do so by the Board. The hedging strategies that will be used by the Fund in connection with foreign currency futures contracts are similar to those described above for forward foreign currency exchange contracts.

         Currently, currency futures contracts for the British Pound Sterling, Canadian Dollar, Dutch Guilder, Deutsche Mark, Japanese Yen, Mexican Peso, Swiss Franc and French Franc can be purchased or sold for U.S. dollars through the International Monetary Market. It is expected that futures contracts trading in additional currencies will be authorized. The standard contract sizes are L125,000 for the Pound, 125,000 for the Guilder, Mark, Swiss and French Francs, C$100,000 for the Canadian Dollar, Y12,500,000 for the Yen, and 1,000,000 for the Peso. In contrast to Forward Currency Exchange Contracts which can be traded at any time, only four value dates per year are available, the third Wednesday of March, June, September and December.


FOREIGN CURRENCY OPTIONS TRANSACTIONS

         Foreign currency options (as opposed to futures) are traded in a variety of currencies in both the United States and Europe. On the Philadelphia Stock Exchange, for example, contracts for half the size of the corresponding futures contracts on the Chicago Board Options Exchange are traded with up to nine months maturity in Marks, Sterling, Yen, Swiss francs and Canadian dollars. Options can be exercised at any time during the contract life and require a deposit subject to normal margin requirements. Since a futures contract must be exercised, the Fund must continually make up the margin balance. As a result, a wrong price move could result in the Fund losing more than the original investment as it cannot walk away from the futures contract as it can an option contract.

         The Fund will purchase call and put options and sell such options to terminate an existing position. Options on foreign currency are similar to options on stocks except that an option on an interest rate and/or index based futures contract gives the purchaser the right, in return for the premium paid, to purchase or sell foreign currency, rather than to purchase or sell stock, at a specified exercise price at any time during the period of the option.

         The Fund intends to use foreign currency option transactions in connection with hedging strategies.

PURCHASE OF PUT OPTIONS ON FOREIGN CURRENCIES

         The purchase of protective put options on a foreign currency is analogous to the purchase of protective puts on individual stocks, where an absolute level of protection is sought below which no additional economic loss would be incurred by the Fund. Put options may be purchased to hedge a portfolio of foreign stocks or foreign debt instruments or a position in the foreign currency upon which the put option is based.

PURCHASE OF CALL OPTIONS ON FOREIGN CURRENCIES

         The purchase of a call option on foreign currency represents a means of obtaining temporary exposure to market appreciation at limited risk. It is analogous to the purchase of a call option on an individual stock which can be used as a substitute for a position in the stock itself. Depending on the pricing of the option compared to either the foreign currency upon which it is based, or upon the price of the foreign stock or foreign debt instruments, the purchase of a call option may be less risky than the ownership of the foreign currency or the foreign securities. The Fund would purchase a call option on a foreign currency to hedge against an increase in the foreign currency or a foreign market advance when the Fund is not fully invested.

         The Fund may employ new investment techniques involving forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currencies in order to take advantage of new techniques in these areas which may be developed from time to time and which are consistent with the Fund's investment objective. The Fund believes that no additional techniques have been identified for employment by the Fund in the foreseeable future other than those described above.

CURRENCY TRADING RISKS

         Currency exchange trading may involve significant risks. The four major types of risk the Fund faces are exchange rate risk, interest rate risk, credit risk and country risk.

EXCHANGE RATE RISK

         Exchange rate risk results from the movement up and down of foreign currency values in response to shifting market supply and demand. When the Fund buys or sells a foreign currency, an exposure called an open position is created. Until the time that position can be "covered" by selling or buying an equivalent amount of the same currency, the Fund is exposed to the risk that the exchange rate might move against it. Since exchange rate changes can readily move in one direction, a position carried overnight or over a number of days involves greater risk than one carried a few minutes or hours. Techniques such as foreign currency forward and futures contracts and options on foreign currency are intended to be used by the Fund to reduce exchange rate risk.

MATURITY GAPS AND INTEREST RATE RISK

         Interest rate risk arises whenever there are mismatches or gaps in the maturity structure of the Fund's foreign exchange currency holdings, which is the total of its outstanding spot and forward or futures contracts.

         Foreign currency transactions often involve borrowing short term and lending longer term to benefit from the normal tendency of interest rates to be higher for longer maturities. However in foreign exchange trading, while the maturity pattern of interest rates for one currency is important, it is the differential between interest rates for two currencies that is decisive.

CREDIT RISK

         Whenever the Fund enters into a foreign exchange contract, it faces a risk, however small, that the counterparty will not perform under the contract. As a result there is a credit risk, although no extension of "credit" is intended. To limit credit risk, the Fund intends to evaluate the creditworthiness of each other party. The Fund does not intend to trade more than 5% of its net assets under foreign exchange contracts with one party.

         Credit risk exists because the Fund's counterparty may be unable or unwilling to fulfill its contractual obligations as a result of bankruptcy or insolvency or when foreign exchange controls prohibit payment. In any foreign exchange transaction, each party agrees to deliver a certain amount of currency to the other on a particular date. In establishing its hedges a Fund relies on each contract being completed. If the contract is not performed, then the Fund's hedge is eliminated, and the Fund is exposed to any changes in exchange rates since the contract was originated. To put itself in the same position it would have been in had the contract been performed, the Fund must arrange a new transaction. However, the new transaction may have to be arranged at an adverse exchange rate. The trustee for a bankrupt company may elect to perform those contracts which are advantageous to the company but disclaim those contracts which are disadvantageous, resulting in losses to the Fund.

         Another form of credit risk stems from the time zone differences between the U.S. and foreign nations. If the Fund sells sterling it generally must pay pounds to a counterparty earlier in the day than it will be credited with dollars in New York. In the intervening hours, the buyer can go into bankruptcy or can be declared insolvent. Thus, the dollars may never be credited to the Fund.

COUNTRY RISK

         At one time or another, virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Governments take such measures for example to improve control over the domestic banking system or to influence the pattern of receipts and payments between residents and foreigners. In those cases, restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. Occasionally a serious foreign exchange shortage may lead to payment interruptions or debt servicing delays, as well as interference in the exchange market. It has become increasingly difficult to distinguish foreign exchange or credit risk from country risk.

         Changes in regulations or restrictions usually do have an important exchange market impact. Most disruptive are changes in rules which interfere with the normal payments mechanism. If government regulations change and a counterparty is either forbidden to perform or is required to do something extra, then the Fund might be left with an unintended open position or an unintended maturity mismatch. Dealing with such unintended long or short positions could result in unanticipated costs to the Fund.

         Other changes in official regulations influence international investment transactions. If one of the factors affecting the buying or selling of a currency changes, the exchange rate is likely to respond. Changes in such controls often are unpredictable and can create a significant exchange rate response.

         Many major countries have moved toward liberalization of exchange and payments restrictions in recent years or accepted the principle that restrictions should be relaxed. A few industrial countries have moved in the other direction. Important liberalizations were carried out by Switzerland, the United Kingdom and Japan. They dismantled mechanisms for restricting either foreign exchange inflows (Switzerland), outflows (Britain) or elements of both (Japan). By contrast, France and Mexico have tightened foreign exchange controls.

         Overall, many exchange markets are still heavily restricted. Several countries limit access to the forward market to companies financing documented export or import transactions in an effort to insulate the market from purely speculative activities. Some of these countries permit local traders to enter into forward contracts with residents but prohibit certain forward transactions with nonresidents. By comparison, other countries have strict controls on exchange transactions by residents, but permit free exchange transactions between local traders and non-residents. A few countries have established tiered markets, funneling commercial transactions through one market and financial transactions through another. Outside the major industrial countries, relatively free foreign exchange markets are rare and controls on foreign currency transactions are extensive.

         Another aspect of country risk has to do with the possibility that the Fund may be dealing with a foreign trader whose home country is facing a payments problem. Even though the foreign trader intends to perform on its foreign exchange contracts, the contracts are tied to other external liabilities the country has incurred. As a result performance may be delayed, and can result in unanticipated cost to the Fund. This aspect of country risk is a major element in the Fund's credit judgment as to with whom it will deal and in what amounts.

                      KEYSTONE DIVERSIFIED BOND FUND (B-2)

                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                       STATEMENT OF ADDITIONAL INFORMATION

                      KEYSTONE DIVERSIFIED BOND FUND (B-2)


                                December 10, 1996


         This statement of additional information is not a prospectus, but relates to, and should be read in conjunction with, the prospectus of Keystone Diversified Bond Fund (B-2) (the "Fund") dated December 10, 1996. A copy of the prospectus may be obtained from the Fund's principal underwriter, Keystone Investment Distributors Company (the "Principal Underwriter"), or your broker-dealer. The Principal Underwriter is located at 200 Berkeley Street, Boston, Massachusetts, 02116-5034.




                                TABLE OF CONTENTS


                                                                       Page

Investment Objective and Policies........................................2
Investment Restrictions..................................................2
Valuation of Securities..................................................4
Distributions and Taxes..................................................4
Sales Charges............................................................5
Distribution Plan........................................................7
The Trust Agreement......................................................8
Investment Management...................................................10
Trustees and Officers...................................................12
Principal Underwriter...................................................15
Brokerage...............................................................16
Expenses................................................................18
Standardized Total Return
   and Yield Quotations.................................................19
Financial Statements....................................................20
Additional Information..................................................20
Appendix...............................................................A-1






                        INVESTMENT OBJECTIVE AND POLICIES


         The Fund is an open-end, diversified management investment company, commonly known as a mutual fund. The Fund's investment objective is to provide shareholders with maximum income without undue risk of principal. To achieve this objective, the Fund invests primarily in bonds and obligations that are normally characterized by liberal returns and moderate price fluctuations. Such bonds, which include both secured and unsecured debt obligations, as a group possess a fairly high degree of dependability of interest payments. While the Fund's primary objective is income, the Fund gives careful consideration to security of principal, marketability and diversification. The Fund invests primarily in securities of domestic companies, but may also invest up to 25% of its assets in foreign securities.

         Certain information about the Fund is contained in its prospectus. This statement of additional information provides additional information about the Fund that may be of interest to some investors.



                             INVESTMENT RESTRICTIONS


Fundamental Investment Restrictions

         The Fund has adopted the fundamental investment restrictions set forth below, which may not be changed without a vote of the majority of the Fund's outstanding voting shares (as defined in the Investment Company Act of 1940 (the "1940 Act")). Unless otherwise stated, all references to Fund assets are in terms of current market value.

         The Fund may not do the following:

         (1) with respect to 75% of its total assets, invest more than 5% of the value of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, all as determined immediately after such investment; provided that these limitations do not apply to investments in securities issued or guaranteed by the United States ("U.S.") government or its agencies or instrumentalities;

         (2) invest more than 5% of the value of its total assets in companies which have been in operation for less than three years;

         (3) borrow money, except that the Fund may (a) borrow money from banks for temporary or emergency purposes in aggregate amounts up to 10% of the value of the Fund's net assets (computed at cost), or (b) enter into reverse repurchase agreements;

         (4) underwrite securities, except that the Fund may purchase securities from issuers thereof or others and dispose of such securities in a manner consistent with its other investment policies; in the disposition of restricted securities the Fund may be deemed to be an underwriter, as defined in the Securities Act of 1933 (the "1933 Act");

         (5) purchase or sell real estate or interests in real estate, except that it may purchase and sell securities secured by real estate and securities of companies which invest in real estate, and will not purchase or sell commodities or commodity contracts, except that the Fund may engage in currency or other financial futures contracts and related options transactions;

         (6) invest for the primary purpose of exercising control over or management of any issuer;

         (7) make margin purchases or short sales of securities;

         (8) make loans, except that the Fund may make, purchase or hold debt securities and other debt investments, including loans, consistent with its investment objective, lend limited portfolio securities valued at not more than 15% of its total assets to broker-dealers, and enter into repurchase agreements;

         (9) invest more than 25% of its assets in the securities of issuers in any single industry, other than securities issued by banks and savings and loan associations or securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; and

         (10) purchase the securities of any other investment company except in the open market and at customary brokerage rates and in no event more than 3% of the voting securities of any investment company.

         If a percentage limit is satisfied at the time of investment or borrowing, a later increase or decrease resulting from a change in the value of a security or a decrease in Fund assets is not a violation of the limit.

         The Fund has no current intention of attempting to increase its net income by borrowing and currently intends to repay any borrowings made in accordance with the fourth investment restriction enumerated above before it makes any additional investments.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

         The Fund intends to follow policies of the Securities and Exchange Commission as they are adopted from time to time with respect to illiquid securities, including, at this time, (1) treating as illiquid, securities which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued such securities on its books and (2) limiting its holdings of such securities to 15% of its net assets.

         Portfolio securities of the Fund may not be purchased from or sold or loaned to Keystone Management, Keystone, or any affiliate thereof, or any of their Directors, officers or employees.


                             VALUATION OF SECURITIES


         Current values for the Fund's portfolio securities are determined in the following manner:

         (1) securities traded on an established exchange are valued on the basis of the last sales price on the exchange where the securities are primarily traded prior to the time of the valuation;

         (2) securities traded in the over-the-counter market, for which complete quotations are readily available, are valued at the mean of the bid and asked prices at the time of valuation;

         (3) short-term investments with initial or remaining maturities of sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market;

         (4) short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value; and

         (5) the Board of Trustees values the following securities at prices it deems in good faith to be fair: (a) securities, including restricted securities, for which complete quotations are not readily available; (b) listed securities, if in the Fund's opinion the last sales price does not reflect a current market value or if no sale occurred; and (c) other assets.

         While market quotations may be readily available for certain long-term corporate bonds and notes, such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Board of Trustees, which determines valuations for normal, institutionalsize trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders.



                             DISTRIBUTIONS AND TAXES


         The Fund ordinarily makes distributions in shares of the Fund or, at the option of the shareholder, in cash. All shareholders may reinvest dividends without being subject to a deferred sales charge when shares so purchased are redeemed. Shareholders who have opted prior to the record date to receive shares with regard to capital gains and/or income distributions will have the number of such shares determined on the basis of the share value computed at the end of the day on the ex-dividend date after adjustment for the distribution. Net asset value is used in computing the appropriate number of shares in both a capital gains distribution and an income distribution reinvestment.

         The Fund will make distributions from its net investment income on or about the 5th day of each month and net capital gains, if any, at least annually. Unless the Fund receives instructions to the contrary from a shareholder before the record date, it will assume that the shareholder wishes to receive that distribution and future gains and income distributions in shares. Instructions continue in effect until changed in writing.

         The Fund's income distributions are largely derived from interest on bonds and thus are not to any significant degree eligible, in whole or in part, for the 70% corporate dividends received deduction. Distributed long-term capital gains are taxable as such to the shareholder whether received in cash or in additional Fund shares and regardless of the period of time Fund shares have been held by the shareholder. If the net asset value of the Fund's shares is reduced below a shareholder's cost by distribution of capital gains realized on sales of securities, such distribution, to the extent of the reduction, would be a return of investment though taxable as stated above. Since distributions of capital gains depend upon profits actually realized from the sale of securities by the Fund, they may or may not occur. The foregoing comments relating to the taxation of dividends and distributions paid on the Fund's shares relate solely to federal income taxation. Such dividends and distributions may also be subject to state and local taxes.



                                  SALES CHARGES


         The Fund may charge a contingent deferred sales charge (a "CDSC") when you redeem certain of its shares within four calendar years after the month in which you purchase the shares. The Fund charges a CDSC as reimbursement for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Plan"). If imposed, the Fund deducts the CDSC from the redemption proceeds you would otherwise receive. CDSCs attributable to your shares are, to the extent permitted by the National Association of Securities Dealers, Inc. ("NASD"), paid to the Principal Underwriter.

CALCULATING THE CDSC

         The CDSC is a declining percentage of the lesser of (1) the net asset value of the shares you redeemed, or (2) the total cost of such shares. The CDSC is calculated according to the following schedule:

         1.       4% of amounts redeemed during the calendar year of purchase;

         2. 3% of amounts redeemed during the calendar year after the year of purchase;

         3. 2% of amounts redeemed during the second calendar year after the year of purchase;
                  and

         4. 1% of amounts redeemed during the third calendar year after the year of purchase.

         The Fund does not charge a CDSC on shares redeemed after the third calendar year after the year of purchase. Also, in determining whether a CDSC is payable and, if so, the percentage charge applicable, the Fund will first redeem shares not subject to a CDSC and will then redeem shares you have held the longest.

CDSC WAIVERS

         REDEMPTIONS. The Fund does not impose a CDSC when the amount you are redeeming represents:

         1. an increase in the value of the shares redeemed (the value of your account with respect to shares purchased prior to January 1, 1997) above the total cost of such shares due to increases in the net asset value per share of the Fund;

         2. certain shares for which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions;

         3. shares you have held for all or part of more than four consecutive calendar years;

         4. shares that are held in the accounts of a shareholder who has died or become disabled;

         5. a lump-sum distribution from a 401(k) plan or other benefit plan qualified under the Employee Retirement Income Security Act of 1974 ("ERISA");

         6. automatic withdrawals from the ERISA plan of a shareholder who is a least 59 1/2 years old;

         7. shares in an account that the Fund has closed because the account has an aggregate net asset value of less than $1,000;

         8. automatic withdrawals under a Systematic Income Plan of up to 1% per month of your initial account balance;

         9. withdrawals consisting of loan proceeds to a retirement plan participant;

         10. financial hardship withdrawals made by a retirement plan participant;

         11. withdrawals consisting of returns of excess contributions or excess deferral amounts made to a retirement plan; or

         12. shares purchased by a bank or trust company in a single account in the name of such bank or trust company as trustee if the initial investment in shares of the Fund, any other Fund in the Keystone Fund Family, Keystone Precious Metals Holdings, Inc., Keystone International Fund Inc., Keystone Tax Free Fund, Keystone Liquid Trust and/or any Keystone America Fund, is at least $500,000 and any commission paid by the Fund and such other fund at the time of such purchase is not more than 1% of the amount invested.

         EXCHANGES. The Fund does not charge a CDSC on exchanges of shares between funds in the Keystone Fund Family that have adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act. If you do exchange shares of one such fund for shares of another such fund, the Fund will deem the calendar year of the exchange, for purposes of any future CDSC, to be the year the shares tendered for exchange were originally purchased.

         SALES. The Fund may sell shares at the public offering price, which is equal to the net asset value, without the imposition of a CDSC to:

         1. any Director, Trustee, officer, full-time employee or sales representative of the Fund, Keystone, Keystone Investments, the Principal Underwriter or their affiliates, who has held such position for at least ninety days; and

         2. the pension and profit-sharing plans established by such companies and their affiliates, for the benefit of their Directors, Trustees, officers, full-time employees and sales representatives.

         However, the Fund will only sell shares to these parties upon the purchaser's written assurance that he or she is buying the shares for investment purposes only. Such purchasers may not resell the securities except through redemption by the Fund.


                                DISTRIBUTION PLAN


         Rule 12b-1 under the 1940 Act permits investment companies, such as the Fund, to use their assets to bear the expenses of distributing their shares if they comply with various conditions, including the adoption of a distribution plan containing certain provisions set forth in Rule 12b-1. The Fund bears some of the costs of selling its shares under a distribution plan adopted pursuant to Rule 12b-1 (the "Distribution Plan").

         The Fund's Distribution Plan provides that the Fund may expend up to 0.3125% quarterly (approximately 1.25% annually) of the average daily net asset value of its shares to pay distribution costs for sales of its shares and to pay shareholder service fees. The NASD limits such annual expenditures to 1.00%, of which 0.75% may be used to pay such distribution costs and 0.25% may be used to pay shareholder service fees. The NASD also limits the aggregate amount that the Fund may pay for such distribution costs to 6.25% of gross share sales since the inception of the Fund's Distribution Plan plus interest at the prime rate plus 1% on unpaid amounts thereof (less any CDSCs paid by shareholders to the Principal Underwriter) remaining from time to time.

         Payments under the Distribution Plan are currently made to the Principal Underwriter (which may reallow all or part to others, such as broker-dealers) (1) as commissions for Fund shares sold; and (2) as shareholder service fees in respect of shares maintained by the recipients and outstanding on the Fund's books for specific periods. Amounts paid or accrued to the Principal Underwriter under (1) and (2) in the aggregate may not exceed the annual limitation referred to above. In addition, the Principal Underwriter generally reallows to broker-dealers or others a commission equal to 4.00% of the price paid for each Fund share sold as well as a shareholder service fee at a rate of 0.25% per annum of the net asset value of shares maintained by such recipients and outstanding on the books of the Fund for specified periods.

         If the Fund is unable to pay the Principal Underwriter a commission on a new sale because the annual maximum (0.75% of average daily net assets) has been reached, the Principal Underwriter intends, but is not obligated, to continue to accept new orders for the purchase of Fund shares and to pay commissions and service fees to broker-dealers in excess of the amount it currently receives from the Fund ("Advances"). While the Fund is under no contractual obligation to pay such Advances, the Principal Underwriter intends to seek full payment of Advances from the Fund (together with interest at the prime rate plus 1%) at such time in the future as, and to the extent that, payment thereof by the Fund would be within permitted limits. If the Fund's Independent Trustees (Trustees who are not interested persons as defined in the 1940 Act) (the "Independent Trustees") authorize such payments, the effect will be to extend the period of time during which the Fund incurs the maximum amount of costs allowed by the Distribution Plan.

         The total amounts paid by the Fund under the foregoing arrangements may not exceed the maximum Distribution Plan limit specified above, and the amounts and purposes of expenditures under the Distribution Plan must be reported to the Fund's Independent Trustees quarterly. The Fund's Independent Trustees may require or approve changes in the implementation or operation of the Distribution Plan, and may require that total expenditures by the Fund under the Distribution Plan be kept within limits lower than the maximum amount permitted by the Distribution Plan as stated above. If such costs are not limited by the Independent Trustees, such costs could, for some period of time, be higher than such costs permitted by most other plans presently adopted by other investment companies.

         The Distribution Plan may be terminated at any time by vote of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the Fund. If the Distribution Plan is terminated, the Principal Underwriter will ask the Independent Trustees to take whatever action they deem appropriate under the circumstances with respect to payment of Advances.

         Any change in the Distribution Plan that would materially increase the distribution expenses of the Fund provided for in the Distribution Plan requires shareholder approval. Otherwise, the Distribution Plan may be amended by votes of both (1) the Fund's Trustees and (2) the Independent Trustees cast in person at a meeting called for the purpose of voting on such amendment.

         While the Distribution Plan is in effect, the Fund is required to commit the selection and nomination of candidates for Independent Trustees to the discretion of the Independent Trustees.

         The Independent Trustees of the Fund have determined that the sales of the Fund's shares resulting from payments under the Distribution Plan have benefitted the Fund.



                               THE TRUST AGREEMENT


         The Fund is a Pennsylvania common law trust established under a Restatement of Trust Agreement, restated and amended as of December 19, 1989 (the "Trust Agreement"). The Trust Agreement provides for a Board of Trustees, and enables the Fund to enter into an agreement with an investment manager and/or adviser to provide the Fund with investment advisory, management and administrative services. A copy of the Trust Agreement is filed as an exhibit to the Fund's Registration Statement, of which this statement of additional information is a part. This summary is qualified in its entirety by reference to the Trust Agreement.

DESCRIPTION OF SHARES

         The Trust Agreement authorizes the issuance of an unlimited number of shares of beneficial interest and the creation of additional series and/or classes of series of Fund shares. Each share represents an equal proportionate interest in the Fund with each other share of that class. Upon liquidation, shares are entitled to a pro rata share in the net assets of their class of Fund shares. Shareholders shall have no preemptive or conversion rights. Shares are transferable. The Fund currently intends to issue only one class of shares.

SHAREHOLDER LIABILITY

         Pursuant to court decisions or other theories of law, shareholders of a Pennsylvania common law trust could possibly be held personally liable for the obligations of the Fund. The possibility of Fund shareholders incurring financial loss under such circumstances appears to be remote, however, because the Trust Agreement (1) contains an express disclaimer of shareholder liability for obligations of the Fund; (2) requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees; and (3) provides for indemnification out of Fund property for any shareholder held personally liable for the obligations of the Fund.

VOTING RIGHTS

         Under the terms of the Trust Agreement, the Fund does not hold annual meetings. At meetings called for the initial election of Trustees or to consider other matters, shares are entitled to one vote per share. Shares generally vote together as one class on all matters. No amendment may be made to the Trust Agreement that adversely affects any class of shares without the approval of a majority of the shares of that class. There shall be no cumulative voting in the election of Trustees.

         After meeting as described above, no further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law or until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees.

         Except as set forth above, the Trustees shall continue to hold office indefinitely, unless otherwise required by law and may appoint successor Trustees. A Trustee may cease to hold office or may be removed from office (as the case may be) (1) at any time by two-thirds vote of the remaining Trustees;
(2) when such Trustee becomes mentally or physically incapacitated; or (3) at a special meeting of shareholders by a two-thirds vote of the outstanding shares. Any Trustee may voluntarily resign from office.

LIMITATION OF TRUSTEES' LIABILITY

         The Trust Agreement provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person; provided, however, that nothing in the Trust Agreement shall protect a Trustee against any liability for his willful misfeasance, bad faith, gross negligence, or reckless disregard of his duties.

         The Trustees have absolute and exclusive control over the management and disposition of all assets of the Fund and may perform such acts as in their sole judgment and discretion are necessary and proper for conducting the business and affairs of the Fund or promoting the interests of the Fund and the shareholders.


                              INVESTMENT MANAGEMENT


INVESTMENT MANAGER

         Subject to the general supervision of the Fund's Board of Trustees, Keystone Management, located at 200 Berkeley Street, Boston, Massachusetts 02116-5034 is responsible for the overall management of the Fund's business and affairs. Keystone Management, organized in 1989, is a wholly-owned subsidiary of Keystone. Its directors and principal executive officers have been affiliated with Keystone, a seasoned investment adviser, for a number of years. Keystone Management also serves as investment manager to each of the other funds in the Keystone Fund Family and to certain other funds in the Keystone Investments Family of Funds.

         Except as otherwise noted below, pursuant to an Investment Management Agreement with the Fund (the "Management Agreement"), Keystone Management manages and administers the operation of the Fund and manages the investment and reinvestment of the Fund's assets in conformity with the Fund's investment objectives and restrictions. The Management Agreement stipulates that Keystone Management shall provide office space and all necessary office facilities, equipment, and personnel in connection with its services under the Management Agreement. The Management Agreement also stipulates that Keystone Management will pay or reimburse the Fund for the compensation of Fund officers and Trustees who are affiliated with the investment manager as well as pay all expenses of Keystone Management incurred in connection with the provision of its services. All charges and expenses, other than those specifically referred to as being borne by Keystone Management, will be paid by the Fund, including, but not limited to, custodian charges and expenses; bookkeeping and auditors' charges and expenses; transfer agent charges and expenses; fees of Independent Trustees; brokerage commissions, brokers' fees and expenses; issue and transfer taxes; costs and expenses under the Distribution Plan; taxes and trust fees payable to governmental agencies; the cost of share certificates; fees and expenses of the registration and qualification of the Fund and its shares with the Securities and Exchange Commission (sometimes referred to herein as the "SEC" or the "Commission") or under state or other securities laws; expenses of preparing, printing, and mailing prospectuses, statements of additional information, notices, reports, and proxy materials to shareholders of the Fund; expenses of shareholders' and Trustees' meetings; charges and expenses of legal counsel for the Fund and for the Trustees of the Fund on matters relating to the Fund; charges and expenses of filing annual and other reports with the SEC and other authorities; and all extraordinary charges and expenses of the Fund.

         Services performed by Keystone Management include (1) performing research and planning with respect to (a) the Fund's qualification as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (b) tax treatment of the Fund's portfolio investments, (c) tax treatment of special corporate actions (such as reorganizations), (d) state tax matters affecting the Fund, and (e) the Fund's distributions of income and capital gains; (2) preparing the Fund's federal and state tax returns; and (3) providing services to the Fund's shareholders in connection with federal and state taxation and distributions of income and capital gains.

         The Fund pays Keystone Management a fee for its services at the annual rate set forth below:

                                                             Aggregate Net
                                                        Asset Value of the
Management Fee                   Income                 Shares of the Fund
--------------------------------------------------------------------------
                         2% of Gross Dividend and
                           Interest Income Plus

0.50% of the first                                     $  100,000,000 plus
0.45% of the next                                      $  100,000,000 plus
0.40% of the next                                      $  100,000,000 plus
0.35% of the next                                      $  100,000,000 plus
0.30% of the next                                      $  100,000,000 plus
0.25% of amounts over                                  $  500,000,000;

computed as of the close of business on each business day and payable daily.

         The Management Agreement continues in effect only if approved at least annually (i) by the Fund's Board of Trustees or by a vote of a majority of the outstanding shares and (ii) by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement may be terminated, without penalty, on 60 days' written notice by the Fund's Board of Trustees or by a vote of a majority of outstanding shares. The Management Agreement will terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

         The Management Agreement permits Keystone Management to enter into an agreement with Keystone or another investment adviser, under which Keystone or such other investment adviser, as investment adviser, will provide substantially all the services to be provided by Keystone Management under the Management Agreement. The Management Agreement also permits Keystone Management to delegate to Keystone or another investment adviser substantially all of the investment manager's rights, duties, and obligations under the Management Agreement.

INVESTMENT ADVISER

         Pursuant to the Management Agreement, Keystone Management has entered into an Investment Advisory Agreement with Keystone (the "Advisory Agreement"), under which Keystone Management has delegated all of its investment management functions, except for certain administrative and management services, to Keystone. As a result, subject to the supervision of the Fund's Board of Trustees, Keystone performs services on behalf of the Fund that are substantially similar to those described above with respect to Keystone Management.

         Keystone has provided investment advisory and management services to investment companies and private accounts since 1932. Keystone is a wholly-owned subsidiary of Keystone Investments. Both Keystone and Keystone Investments are located at 200 Berkeley Street, Boston, Massachusetts 02116- 5034.

         Keystone Investments is a private corporation predominantly owned by current and former members of management of Keystone and its affiliates. The shares of Keystone Investments common stock beneficially owned by management are held in a number of voting trusts, the trustees of which are George S. Bissell, Albert H. Elfner, III, Edward F. Godfrey, Ralph J. Spuehler, Jr. and Rosemary D. Van Antwerp. Keystone Investments provides accounting, bookkeeping, legal, personnel, and general corporate services to Keystone Management, Keystone, their affiliates, and the Keystone Investments Family of Funds.

         Pursuant to the Advisory Agreement, Keystone receives for its services an annual fee equal to 85% of the management fee received by Keystone Management under the Management Agreement.

         Keystone Investments has recently entered into an Agreement and Plan of Acquisition and Merger with First Union Corporation ("First Union"), pursuant to which Keystone Investments will be merged with and into a wholly-owned subsidiary of First Union National Bank of North Carolina ("FUNB-NC") (the "Merger"). The surviving corporation will assume the name "Keystone Investments, Inc." Subject to a number of conditions being met, it is currently anticipated that the Merger will take place on or around December 11, 1996. Thereafter, Keystone Investments, Inc. would be a subsidiary of FUNB-NC.

         If consummated, the proposed Merger will be deemed to cause an assignment, within the meaning of the 1940 Act, of both the Management Agreement and the Advisory Agreement. Consequently, the completion of the Merger is contingent upon, among other things, the approval of the Fund's shareholders of a new investment advisory and management agreement between the Fund and Keystone ("the "New Advisory Agreement"). The Fund's Trustees have approved the terms of the New Advisory Agreement, subject to the approval of shareholders and the completion of the Merger, and have called a special meeting of shareholders to obtain their approval of, among other things, the New Advisory Agreement. The meeting is expected to be held in December 1996. The proposed New Advisory Agreement has terms, including fees payable thereunder, that are substantively identical to those in the current agreements.


                              TRUSTEES AND OFFICERS


         The Trustees and officers of the Fund, their principal occupations and some of their affiliations over the last five years are as follows:

*ALBERT H. ELFNER, III: President, Chief Executive Officer and Trustee of the Fund; Chairman of the Board, President and Chief Executive Officer of Keystone Investments, Keystone, Keystone Management and Keystone Software, Inc. ("Keystone Software"); President, Chief Executive Officer and Trustee or Director of all other funds in the Keystone Investments Family of Funds; Chairman of the Board and Director of Keystone Institutional Company, Inc. ("Keystone Institutional")and Keystone Fixed Income Advisors ("KFIA"); Director and President of Keystone Asset Corporation, Keystone Capital Corporation and Keystone Trust Company; Director of the Principal Underwriter, KIRC, and Fiduciary Investment Company, Inc. ("FICO"); Director of Boston Children's Services Association; Trustee of Anatolia College, Middlesex School, and Middlebury College; Member, Board of Governors, New England Medical Center; former Director and President of Hartwell Keystone Advisers, Inc. ("Hartwell Keystone"); former Director and Vice President, Robert Van Partners, Inc.; and former Trustee of Neworld Bank.

FREDERICK AMLING: Trustee of the Fund; Trustee or Director of all other funds in the Keystone Investments Family of Funds; Professor, Finance Department, George Washington Uni versity; President, Amling & Company (investment advice); and former Member, Board of Advisers, Credito Emilano (banking).

CHARLES A. AUSTIN III: Trustee of the Fund; Trustee or Director of all other funds in the Keystone Investments Family of Funds; Investment Counselor to Appleton Partners, Inc.; and former Managing Director, Seaward Management Corporation (investment advice).

*GEORGE S. BISSELL: Chairman of the Board and Trustee of the Fund; Chairman of the Board and Trustee or Director of all other funds in the Keystone Investments Family of Funds; Director of Keystone Investments; Chairman of the Board and Trustee of Anatolia College; Trustee of University Hospital (and Chairman of its Investment Committee); former Director and Chairman of the Board of Hartwell Keystone; and former Chairman of the Board and Chief Executive Officer of Keystone Investments.

EDWIN D. CAMPBELL: Trustee of the Fund; Trustee or Director of all other funds in the Keystone Investments Family of Funds; Principal, Padanaram Associates, Inc.; and former Executive Director, Coalition of Essential Schools, Brown University.

CHARLES F. CHAPIN: Trustee of the Fund; Trustee or Director of all other funds in the Keystone Investments Family of Funds; and former Director, Peoples Bank (Charlotte, NC).

K. DUN GIFFORD: Trustee of the Fund; Trustee or Director of all other funds in the Keystone Investments Family of Funds; Trustee, Treasurer, and Chairman of the Finance Committee, Cambridge College; Chairman Emeritus and Director, American Institute of Food and Wine; Chairman and President, Oldways Preservation and Exchange Trust (education); Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company; former Managing Partner, Roscommon Capital Corp.; former Chief Executive Offi cer, Gifford Gifts of Fine Foods;
         former Chairman, Gifford, Drescher & Associates (environ mental consulting); and former Director, Keystone Investments and Keystone.

LEROY KEITH, JR.: Trustee of the Fund; Trustee or Director of all other funds in the Keystone Investments Family of Funds; Chairman of the Board and Chief Executive Officer, Carson Products Company; Director of Phoenix Total Return Fund and Equifax, Inc.; Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; and former President, Morehouse College.

F. RAY KEYSER, JR.: Trustee of the Fund; Trustee or Director of all other funds in the Keystone Investments Family of Funds; Chairman and Of Counsel, Keyser, Crowley, Meub, Layden, Kulig & Sullivan P.C.; Member, Governor's (VT) Council of Economic Advisers; Chairman of the Board and Director, Central Vermont Public Service Corporation and Lahey Hitchcock Clinic; Director, Vermont Yankee Nuclear Power Corporation, Grand Trunk Corporation, Grand Trunk Western Railroad, Union Mutual Fire Insurance Company, New England Guaranty Insurance Company, Inc., and the Investment Company Institute; former Director and President, Associated Industries of Vermont; former Director of Keystone, Central Vermont Railway, Inc., S.K.I. Ltd., and Arrow Financial Corp.; and former Director and Chairman of the Board, Hitchcock Clinic, Proctor Bank, and Green Mountain Bank.

DAVID M. RICHARDSON: Trustee of the Fund; Trustee or Director of all other funds in the Keystone Investments Family of Funds; Vice Chair and former Executive Vice President, DHR International, Inc. (executive recruitment); former Senior Vice President, Boyden International Inc. (executive recruitment); and Director, Commerce and Industry Association of New Jersey, 411 International, Inc., and J & M Cumming Paper Co.

RICHARD J. SHIMA: Trustee of the Fund; Trustee or Director of all other funds in the Keystone Investments Family of Funds; Chairman, Environmental Warranty, Inc. (insurance agency); Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Director of Connecticut Natural Gas Corporation, Hartford Hospital, Old State House Association, Middlesex Mutual Assurance Company, and Enhance Financial Services, Inc.; Chairman, Board of Trustees, Hartford Graduate Center; Trustee, Greater Hartford YMCA; former Director, Vice Chairman and Chief Investment Officer, The Travelers Corporation; former Trustee, Kingswood-Oxford School; and former Managing Director and Consultant, Russell Miller, Inc.

ANDREW J. SIMONS: Trustee of the Fund; Trustee or Director of all other funds in the Keystone Investments Family of Funds; Partner, Farrell, Fritz, Caemmerer, Cleary, Barnosky & Armentano, P.C.; Adjunct Professor of Law and former Associate Dean, St. John's University School of Law; Adjunct Professor of Law, Touro College School of Law; and former President, Nassau County Bar Association.

EDWARD F. GODFREY: Senior Vice President of the Fund; Senior Vice President of all other funds in the Keystone Investments Family of Funds; Director, Senior Vice President, Chief Financial Officer, and Treasurer of Keystone Investments, the Principal Underwriter, Keystone Asset Corporation, Keystone Capital Corporation, and Keystone Trust Company; Treasurer of Keystone Institutional and FICO; Treasurer and Director of Keystone Management and Keystone Software; Vice President and Treasurer of KFIA; Director of KIRC; former Treasurer and Director of Hartwell Keystone; and former Treasurer of Robert Van Partners, Inc.

JAMES R. McCALL: Senior Vice President of the Fund; Senior Vice President of all other funds in the Keystone Investments Family of Funds; and President of Keystone.

J. KEVIN KENELY: Treasurer of the Fund; Treasurer of all other funds in the Keystone Investments Family of Funds; Vice President and former Controller of Keystone Investments, Keystone, the Principal Underwriter, FICO, and Keystone Software; and former Controller of Keystone Asset Corporation and Keystone Capital Corporation.

ROSEMARY D. VAN ANTWERP: Senior Vice President and Secretary of the Fund; Senior
         Vice President and Secretary of all other funds in the Keystone Investments Family of Funds; Senior Vice President, General Counsel, and Secretary of Keystone; Senior Vice President, General Counsel, Secretary, and Director of the Principal Underwriter, Keystone Management, and Keystone Software; Senior Vice President and General Counsel of Keystone Institutional; Senior Vice President, General Counsel, and Director of FICO and KIRC; Vice President and Secretary of KFIA; Senior Vice President, General Counsel, and Secretary of Keystone Investments, Keystone Asset Corporation, Keystone Capital Corporation, and Keystone Trust Company; and former Senior Vice President and Secretary of Hartwell Keystone and Robert Van Partners, Inc.

CHRISTOPHER P. CONKEY: Vice President of the Fund; Vice President of certain other funds in the Keystone Investments Family of Funds; and Senior Vice President of Keystone.

* This Trustee may be considered an "interested person" of the Fund within the meaning of the 1940 Act.

         Mr. Bissell and Mr. Elfner are "interested persons" of the Fund by virtue of their positions as officers and/or Directors of Keystone Investments and several of its affiliates including Keystone, Keystone Management, the Principal Underwriter, and KIRC. Mr. Bissell and Mr. Elfner both own shares of Keystone Investments. Mr. Bissell is a Director of Keystone Investments. Mr. Elfner is Chairman of the Board, Chief Executive Officer, and Director of Keystone Investments.

         For the fiscal year ended August 31, 1996, none of the Trustees and officers of Keystone received any direct remuneration from the Fund. For the calendar year ended December 31, 1995, annual retainers and meeting fees paid by all funds in the Keystone Investments Family of Funds (which includes over 30 mutual funds) totaled approximately $450,716. As of November 30, 1996, none of the Trustees and officers of Keystone beneficially owned any of the Fund's then outstanding shares.

         The address of all the Fund's Trustees and officers and the address of the Fund is 200 Berkeley Street, Boston, Massachusetts 02116-5034.


                              PRINCIPAL UNDERWRITER

         The Fund has entered into a Principal Underwriting Agreement (the "Underwriting Agreement") with Keystone Investment Distributors Company, the Principal Underwriter. The Principal Underwriter is a Delaware corporation and is wholly-owned by Keystone.

         The Principal Underwriter, as agent, has agreed to use its best efforts to find purchasers for the shares. The Principal Underwriter may retain and employ representatives to promote distribution of the shares and may obtain orders from broker-dealers, and others, acting as principals, for sales of shares to them. The Underwriting Agreement provides that the Principal Underwriter will bear the expense of preparing, printing, and distributing advertising and sales literature and prospectuses used by it. In its capacity as principal underwriter, the Principal Underwriter may receive payments from the Fund pursuant to the Fund's Distribution Plan.

         The Underwriting Agreement provides that it will remain in effect as long as its terms and continuance are approved annually (i) by a vote of a majority of the Fund's Independent Trustees cast in person at a meeting called for that purpose and (ii) by vote of a majority of Trustees or by vote of a majority of the outstanding shares.


         The Underwriting Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by a vote of a majority of outstanding shares. The Underwriting Agreement will terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

         From time to time, if, in the Principal Underwriter's judgment, it could benefit the sales of Fund shares, the Principal Underwriter may provide to selected broker-dealers promotional materials and selling aids, including, but not limited to, personal computers, related software, and Fund data files.

         In addition to an assignment of the Fund's Management Agreement and Advisory Agreement, the Merger, if consummated, will also be deemed to cause an assignment, as defined by the 1940 Act, of the Underwriting Agreement. As a result, the Fund's Trustees have approved the following agreements, subject to the Merger's completion: (i) a principal underwriting agreement with Evergreen Funds Distributor, Inc. ("EFD") and the Fund; (ii) a marketing services agreement between the Principal Underwriter and EFD with respect to the Fund; and (iii) a subadministration agreement between Keystone and Furman Selz LLC with respect to the Fund. EFD is a wholly-owned subsidiary of Furman Selz LLC. It is currently anticipated that on or about January 2, 1997, Furman Selz LLC will transfer EFD, and Furman Selz's related services, to BISYS Group, Inc. ("BISYS") (the "Transfer"). The Fund's Trustees have also approved, subject to completion of the Transfer, (i) a new principal underwriting agreement between EFD and the Fund; (ii) a new marketing services agreement between the Principal Underwriter and EFD with respect to the Fund; and (iii) a subadministration agreement between Keystone and BISYS with respect to the Fund. The terms of such agreements will be substantively identical to the terms of the agreements to be executed upon completion of the Merger.


                                    BROKERAGE

SELECTION OF BROKERS

         In effecting transactions in portfolio securities for the Fund, Keystone seeks the best execution of orders at the most favorable prices. Keystone determines whether a broker has provided the Fund with best execution and price in the execution of a securities transaction by evaluating, among other things:

         1.       overall direct net economic result to the Fund,

         2.       the efficiency with which the transaction is effected,

         3. the broker's ability to effect the transaction where a large block is involved,

         4.       the  broker's  readiness  to  execute  potentially   difficult
                  transactions in the future,

         5.       the financial strength and stability of the broker, and

         6. the receipt of research services, such as analyses and reports concerning issuers, industries, securities, economic factors and trends and other statistical and factual information.

         The Fund's management weighs these considerations in determining the overall reasonableness of the brokerage commissions paid.

         Should the Fund or Keystone receive research and other statistical and factual information from a broker, the Fund would consider such services to be in addition to, and not in lieu of, the services Keystone is required to perform under the Advisory Agreement. Keystone believes that the cost, value and specific application of such information are indeterminable and cannot be practically allocated between the Fund and its other clients who may indirectly benefit from the availability of such information. Similarly, the Fund may indirectly benefit from information made available as a result of transactions effected for Keystone's other clients. Under the Advisory Agreement, Keystone is permitted to pay higher brokerage commissions for brokerage and research services in accordance with Section 28(e) of the Securities Exchange Act of 1934. In the event Keystone follows such a practice, it will do so on a basis that is fair and equitable to the Fund.

         Neither   the  Fund  nor   Keystone   intends  on  placing   securities
transactions with any particular broker. The Fund's Board of Trustees has determined, however, that the Fund may consider sales of Fund shares as a factor in the selection of brokers to execute portfolio transactions, subject to the requirements of best execution described above.

BROKERAGE COMMISSIONS

         The Fund expects to purchase and sell its securities and temporary instruments through principal transactions. Bonds and money market instruments are normally purchased directly from the issuer or from an underwriter or market maker for the securities. In general, the Fund will not pay brokerage commissions for such purchases. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable.

GENERAL BROKERAGE POLICIES

         In order to take advantage of the availability of lower purchase prices, the Fund may participate, if and when practicable, in group bidding for the direct purchase from an issuer of certain securities.

         Keystone makes investment decisions for the Fund independently from those of its other clients. It may frequently develop, however, that Keystone will make the same investment decision for more than one client. Simultaneous transactions are inevitable when the same security is suitable for the investment objective of more than one account. When two or more of its clients are engaged in the purchase or sale of the same security, Keystone will allocate the transactions according to a formula that is equitable to each of its clients. Although, in some cases, this system could have a detrimental effect on the price or volume of the Fund's securities, the Fund believes that in other cases its ability to participate in volume transactions will produce better executions.

         The Fund does not purchase portfolio securities from or sell portfolio securities to Keystone, the Principal Underwriter, or any of their affiliated persons, as defined in the 1940 Act.

         The Board of Trustees will, from time to time, review the Fund's brokerage policy. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the Board of Trustees may change, modify or eliminate any of the foregoing practices.


                                    EXPENSES

INVESTMENT ADVISORY FEES

     For each of the Fund's last three fiscal years, the table below lists the total dollar amounts paid by (1) the Fund to Keystone Management for services rendered under the Management Agreement and (2) by Keystone Management to Keystone for services rendered under the Advisory Agreement. For more information, see "Investment Management."



                                          Percent of Fund's    Fee Paid to
                   Fee Paid to Keystone   Average Net Assets   Keystone under
                   Management under       represented by       the Advisory
Fiscal Year Ended  the Management         Keystone             Agreement
August 31,         Agreement              Management's Fee
-----------------  --------------------   -------------------  ---------------
1996               $3,481,728             0.53%                $2,959,469
1995               $3,982,976             0.53%                $3,385,529

1994               $4,624,138             0.50%                $3,930,517



DISTRIBUTION PLAN EXPENSES

     For the fiscal year ended August 31, 1996, the Fund paid $6,610,025 to the Principal Underwriter under its Distribution Plan. For more information, see "Distribution Plans."


UNDERWRITING COMMISSIONS

     For each of the Fund's last three fiscal years, the table below lists the aggregate dollar amounts of underwriting commissions (front-end sales charges, plus distribution fees, plus CDSCs) paid with respect to the public distribution of the Fund's shares. The table also indicates the aggregate dollar amount of underwriting commissions retained by the Principal Underwriter. For more information, see "Principal Underwriter" and "Sales Charges."


                                                 Aggregate Dollar Amount of
                                                 Underwriting Commissions
Fiscal Year Ended   Aggregate Dollar Amount of   Retained by the Principal
August 31,          Underwriting Commissions     Underwriter
------------------  --------------------------   ---------------------------
1996                $5,596,658                   $4,615,371
1995                $6,676,954                   $5,231,567
1994                $8,143,311                   $4,368,060


BROKERAGE COMMISSIONS

         The Fund paid no brokerage commissions for the fiscal years ended August 31, 1994, 1995 and 1996.



                 STANDARDIZED TOTAL RETURN AND YIELD QUOTATIONS


         Total return quotations for the Fund as they may appear from time to time in advertisements are calculated by finding the average annual compounded rates of return over the one, five, and ten year periods on a hypothetical $1,000 investment that would equate the initial amount invested to the ending redeemable value. To the initial investment all dividends and distributions are added, and all recurring fees charged to all shareholder accounts are deducted. The ending redeemable value assumes a complete redemption at the end of the one, five, or ten year periods.

         The cumulative total returns for the Fund for the one, five, and ten year periods ended August 31, 1996 were 4.03% (including CDSCs), 42.98% and 85.41%, respectively. The compounded average annual rates of return for the one, five, and ten year periods ended August 31, 1996 were 4.03% (including CDSCs), 7.41% and 6.37%, respectively.


         Current yield quotations as they may appear from time to time in advertisements will consist of a quotation based on a 30-day period ended on the date of the most recent balance sheet of the Fund, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the base period.

         The Fund's current yield for the 30-day period ended August 31, 1996 was 6.95%.


                              FINANCIAL STATEMENTS


         The following financial statements of the Fund are incorporated by reference herein from the Fund's Annual Report, as filed with the Commission:

         Schedule of Investment as of August 31, 1996;

         Statement of Assets and Liabilities as of August 31, 1996;

         Statement of Operations for the year ended August 31, 1996;

         Statements of Changes in Net Assets for each of the years in the two-year period ended August 31, 1996;

         Financial Highlights for each of the years in the ten-year period ended August 31, 1996;

         Notes to Financial Statements; and

         Independent Auditors' Report dated September 27, 1996.

         A copy of the Fund's Annual Report will be furnished upon request and without charge. Requests may be made in writing to KIRC, P.O. Box 2121, Boston, Massachusetts 02106-2121, or by calling KIRC toll free at 1-800-343-2898.



                             ADDITIONAL INFORMATION


         State Street Bank and Trust Company, located at 225 Franklin Street, Boston, Massachusetts 02110, is the custodian of all securities and cash of the Fund (the "Custodian"). The Custodian may hold securities of some foreign issuers outside the U.S. The Custodian, in addition to its custodial services, is responsible for accounting and related recordkeeping on behalf of the Fund.

         KPMG Peat Marwick LLP, located at 99 High Street, Boston, Massachusetts 02110, Certified Public Accountants, are the Fund's independent auditors.

         KIRC, located at 200 Berkeley Street, Boston, Massachusetts 02116-5034, is a wholly-owned subsidiary of Keystone, and is the Fund's transfer agent and dividend disbursing agent.

         On November 30, 1996, Merrill Lynch, Pierce, Fenner & Smith, For Sole Benefit of its Customers, Attn.: Fund Administration, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246-6484, owned 14.26% of the Fund's then outstanding shares.

         Except as otherwise stated in its prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

         If conditions arise that would make it undesirable for the Fund to pay for all redemptions in cash, the Fund may authorize payment to be made in portfolio securities or other property. The Fund has obligated itself, however, under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to the lesser of $250,000 or 1.00% of the Fund's net assets in any 90-day period. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share and would, to the extent permitted by law, be readily marketable. Shareholders receiving such securities would incur brokerage costs upon the securities' sale.

         No  dealer,  salesman,  or  other  person  is  authorized  to give  any information or to make any representation not contained in the Fund's prospectus, this statement of additional information, or in supplemental sales literature issued by the Fund or the Principal Underwriter. No person is entitled to rely on any information or representation not contained therein.

         The Fund's prospectus and this statement of additional information omit certain information contained in the Fund's Registration Statement filed with the Securities and Exchange Commission ("SEC"), which may be obtained from the SEC's principal office in Washington, D.C. upon payment of the fee prescribed by the rules and regulations promulgated by the SEC.

                                    APPENDIX


                       COMMON AND PREFERRED STOCK RATINGS

A.       S&P'S EARNINGS AND DIVIDEND RANKINGS FOR COMMON STOCKS

         Because the investment process involves assessment of various factors, such as product and industry position, corporate resources, and financial policy, with results that make some common stocks more highly esteemed than others, Standard & Poor's Corporation ("S&P") believes that earnings and dividend performance is the end result of the interplay of these factors and that, over the long run, the record of this performance has a considerable bearing on relative quality. S&P rankings, however, do not reflect all of the factors, tangible or intangible, that bear on stock quality.

         Growth and stability of earnings and dividends are deemed key elements in establishing S&P earnings and dividend rankings for common stocks, which capsulize the nature of this record in a single symbol.

         S&P has established a computerized scoring system based on per share earnings and dividend records of the most recent ten years, a period deemed long enough to measure a company's performance under varying economic conditions. S&P measures growth, stability within the trend line, and cyclicality. The ranking system also makes allowances for company size, since large companies have certain inherent advantages over small ones. From these, scores for earnings and dividends are determined.

         The final score for each stock is measured against a scoring matrix determined by analysis of the scores of a large and representative sample which is reviewed and sometimes modified with the following ladder of rankings:

A+    Highest           B+       Average             C       Lowest
--    -------           --       -------             -       ------
A     High              B        Below Average       D       In Reorganization
--    ----              --       -------------       -       -----------------
A-    Above Average     B-       Lower
--    -------------     --       -----

         S&P believes its rankings are not a forecast of future market price performance, but are basically an appraisal of past performance of earnings and dividends, and relative current standing.

B.       MOODY'S COMMON STOCK RANKINGS

         Moody's Investor Service ("Moody's") presents a concise statement of the important characteristics of a company and an evaluation of the grade (quality) of its common stock. Data presented includes: (a) capsule stock information which reveals short and long term growth and yield afforded by the indicated dividend, based on a recent price; (b) a long term price chart which shows patterns of monthly stock price movements and monthly trading volumes; (c) a breakdown of a company's capital account which aids in determining the degree of conservatism or financial leverage in a company's balance sheet; (d) interim earnings for the current year to date, plus three previous years; (e) dividend information; (f) company background; (g) recent corporate developments; (h) prospects for a company in the immediate future and the next few years; and (i) a ten year comparative statistical analysis.

         This information provides investors with information on what a company does, how it has performed in the past, how it is performing currently, and what its future performance prospects appear to be.

         These characteristics are then evaluated and result in a grading, or indication of quality. The grade is based on an analysis of each company's financial strength, stability of earnings, and record of dividend payments. Other considerations include conservativeness of capitalization, depth and caliber of management, accounting practices, technological capabilities, and industry position. Evaluation is represented by the following grades:

         (1)      High Grade
         (2)      Investment Grade
         (3)      Medium Grade
         (4)      Speculative Grade

C.       MOODY'S PREFERRED STOCK RATINGS

         Preferred stock ratings and their definitions are as follows:

         1. aaa: An issue that is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

         2. aa: An issue that is rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

         3. a: An issue that is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

         4. baa: An issue that is rated baa is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

         5. ba: An issue that is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

         6. b: An issue that is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

         7. caa: An issue that is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

         8. ca: An issue that is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

         9. c: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies numerical modifiers 1, 2 and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                              LIMITED PARTNERSHIPS

         The Fund may invest in limited and master limited partnerships. A limited partnership is a partnership consisting of one or more general partners, jointly and severally responsible as ordinary partners, and by whom the business is conducted, and one or more limited partners who contribute cash as capital to the partnership and who generally are not liable for the debts of the partnership beyond the amounts contributed. Limited partners are not involved in the day-to-day management of the partnership. They receive income, capital gains and other tax benefits associated with the partnership project in accordance with terms established in the partnership agreement. Typical limited partnerships are in real estate, oil and gas and equipment leasing, but they also finance movies, research and development, and other projects.

         For an organization classified as a partnership under the Internal Revenue Code, each item of income, gain, loss, deduction, and credit is not taxed at the partnership level but flows through to the holder of the partnership unit. This allows the partnership to avoid double taxation and to pass through income to the holder of the partnership unit at lower individual rates.

         A master limited partnership is a publicly traded limited partnership. The partnership units are registered with the Securities and Exchange Commission and are freely exchanged on a securities exchange or in the over-the-counter market.


                             CORPORATE BOND RATINGS

A.       S&P CORPORATE BOND RATINGS

         An S&P corporate bond rating is a current assessment of the creditworthiness of an obligor, including obligors outside the United States, with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. Ratings of foreign obligors do not take into account currency exchange and related uncertainties. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable.

         The  ratings  are  based,   in  varying   degrees,   on  the  following
considerations:

         a. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

         b. Nature of and provisions of the obligation; and

         c. Protection afforded by and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         PLUS (+) OR MINUS (-): To provide more detailed indications of credit quality, ratings from AA to A may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         Bond ratings are as follows:

         1. AAA - Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         2. AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         3. A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         4. BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         5. BB, B, CCC, CC and C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

B.       MOODY'S CORPORATE BOND RATINGS

         Moody's ratings are as follows:

         1. Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         2. Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

         3. A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         4. Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         5. Ba - Bonds which are rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

         6. B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


                          ZERO COUPON "STRIPPED" BONDS

         A zero coupon "stripped" bond represents ownership in serially maturing interest payments or principal payments on specific underlying notes and bonds, including coupons relating to such notes and bonds. The interest and principal payments are direct obligations of the issuer. Coupon zero coupon bonds of any series mature periodically from the date of issue of such series through the maturity date of the securities related to such series. Principal zero coupon bonds mature on the date specified therein, which is the final maturity date of the related securities. Each zero coupon bond entitles the holder to receive a single payment at maturity. There are no periodic interest payments on a zero coupon bond. Zero coupon bonds are offered at discounts from their face amounts.

         In general, owners of zero coupon bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations. Owners of zero coupon bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of zero coupon bonds.

         For federal income tax purposes, a purchaser of principal zero coupon bonds or coupon zero coupon bonds (either initially or in the secondary market) is treated as if the buyer had purchased a corporate obligation issued on the purchase date with an original issue discount equal to the excess of the amount payable at maturity over the purchase price. The purchaser is required to take into income each year as ordinary income an allocable portion of such discounts determined on a "constant yield" method. Any such income increases the holder's tax basis for the zero coupon bond, and any gain or loss on a sale of the zero coupon bonds relative to the holder's basis, as so adjusted, is a capital gain or loss. If the holder owns both principal zero coupon bonds and coupon zero coupon bonds representing interest in the same underlying issue of securities, a special basis allocation rule (requiring the aggregate basis to be allocated among the items sold and retained based on their relative fair market values at the time of sale) may apply to determine the gain or loss on a sale of any such zero coupon bonds items.


                           PAYMENT-IN-KIND SECURITIES

         Payment-in-Kind ("PIK") securities pay interest in either cash or additional securities, at the issuer's option, for a specified period. The issuer's option to pay in additional securities typically ranges from one to six years, compared to an average maturity for all PIK securities of 11 years. Call protection and sinking fund features are comparable to those offered on traditional debt issues.

         PIKs, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Several PIKs are senior debt. In other cases, where PIKs are subordinated, most senior lenders view them as equity equivalents.

         An advantage of PIKs for the issuer - as with zero coupon securities - is that interest payments are automatically compounded (reinvested) at the stated coupon rate, which is not the case with cashpaying securities. However, PIKs are gaining popularity over zeros since interest payments in additional securities can be monetized and are more tangible than accretion of a discount.

         As a group, PIK bonds trade flat (i.e., without accrued interest). Their price is expected to reflect an amount representing accreted interest since the last payment. PIKs generally trade at higher yields than comparable cash-paying securities of the same issuer. Their premium yield is the result of the lesser desirability of non-cash interest, the more limited audience for non-cash paying securities, and the fact that many PIKs have been issued to equity investors who do not normally own or hold such securities.

         Calculating the true yield on a PIK security requires a discounted cash flow analysis if the security (ex interest) is trading at a premium or a discount, because the realizable value of additional payments is equal to the current market value of the underlying security, not par.

         Regardless of whether PIK securities are senior or deeply subordinated, issuers are highly motivated to retire them because they are usually their most costly form of capital. 68% of the PIK debentures issued prior to 1987 have already been redeemed, and approximately 35% of the over $10 billion PIK debentures issued through year-end 1988 have been retired.


                          EQUIPMENT TRUST CERTIFICATES

         Equipment Trust Certificates are a mechanism for financing the purchase of transportation equipment, such as railroad cars and locomotives, trucks, airplanes and oil tankers.

         Under an equipment trust certificate, the equipment is used as the security for the debt and title to the equipment is vested in a trustee. The trustee leases the equipment to the user, i.e. the railroad, airline, trucking or oil company. At the same time equipment trust certificates in an aggregate amount equal to a certain percentage of the equipment's purchase price are sold to lenders. The trustee pays the proceeds from the sale of certificates to the manufacturer. In addition, the company using the equipment makes an initial payment of rent equal to their balance of the purchase price to the trustee, which the trustee then pays to the manufacturer. The trustee collects lease payments from the company and uses the payments to pay interest and principal on the certificates. At maturity, the certificates are redeemed and paid, the equipment is sold to the company and the lease is terminated.

         Generally, these certificates are regarded as obligations of the company that is leasing the equipment and are shown as liabilities on its balance sheet. However, the company does not own the equipment until all the certificates are redeemed and paid. In the event the company defaults under its lease, the trustee terminates the lease. If another lessee is available, the trustee leases the equipment to another user and makes payments on the certificates from new lease rentals.


                            MONEY MARKET INSTRUMENTS

         The Fund's investments in commercial paper are limited to those rated A-1 by S&P, Prime-1 by Moody's or F-1 by Fitch Investors Service, Inc. ("Fitch"). These ratings and other money market instruments are described as follows:

COMMERCIAL PAPER RATINGS

         Commercial  paper rated A-1 by S&P has the  following  characteristics:
Liquidity ratios are adequate to meet cash requirements. The issuer's long-term senior debt is rated A or better, although in some cases BBB credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry.

         The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public preparations to meet such obligations. Relative strength or weakness of the above factors determines how the issuer's commercial paper is rated within various categories.

         The rating F-1 is the highest rating assigned by Fitch. Among the factors considered by Fitch in assigning this rating are: (1) the issuer's liquidity; (2) its standing in the industry; (3) the size of its debt; (4) its ability to service its debt; (5) its profitability; (6) its return on equity;
(7) its alternative sources of financing; and (8) its ability to access the capital markets. Analysis of the relative strength or weakness of these factors and others determines whether an issuer's commercial paper is rated F-1.

UNITED STATES GOVERNMENT SECURITIES

         Securities issued or guaranteed by the U.S. government include a variety of Treasury securities that differ only in their interest rates, maturities and dates of issuance. Treasury bills have maturities of one year or less. Treasury notes have maturities of one to ten years and Treasury bonds generally have maturities of greater than ten years at the date of issuance.

         Securities issued or guaranteed by U.S. government agencies or instrumentalities include direct obligations of the U.S. Treasury and securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, The Tennessee Valley Authority, District of Columbia Armory Board, and Federal National Mortgage Association.

         Some obligations of U.S. government agencies and instrumentalities, such as Treasury bills and Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S.; others, such as securities of Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; still others, such as bonds issued by the Federal National Mortgage Association, a private corporation, are supported only by the credit of the instrumentality. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in the securities issued by such an instrumentality only when Keystone determines that the credit risk with respect to the instrumentality does not make its securities unsuitable investments. U.S. government securities will not include international agencies or instrumentalities in which the U.S. government, its agencies, or instrumentalities participate, such as the World Bank, the Asian Development Bank or the InterAmerican Development Bank, or issues insured by the Federal Deposit Insurance Corporation or Federal Savings and Loan Insurance Corporation.

CERTIFICATES OF DEPOSIT

         Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

         Certificates of deposit will be limited to U.S. dollar-denominated certificates of U.S. banks (including their branches abroad) and of U.S. branches of foreign banks, which are members of the Federal Reserve System or the Federal Deposit Insurance Corporation, and have at least $1 billion in assets as of the date of their most recently published financial statements, or of savings and loan associations which are members of the Federal Savings and Loan Insurance Corporation, and have at least $1 billion in deposits as of the date of their most recently published financial statements.

         The Fund will not acquire time deposits or obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank. Additionally, the Fund does not currently intend to purchase such foreign securities (except to the extent that certificates of deposit of foreign branches of U.S. banks may be deemed foreign securities) or purchase certificates of deposit, bankers' acceptances or other similar obligations issued by foreign banks.

BANKERS' ACCEPTANCES

         Bankers' acceptances typically arise from short term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by the bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Bankers' acceptances acquired by the Fund must have been accepted by U.S. commercial banks, including foreign branches of U.S. commercial banks, having total deposits at the time of purchase in excess of $1 billion and must be payable in U.S. dollars.


                              OPTIONS TRANSACTIONS

WRITING COVERED OPTIONS

         The Fund writes only covered options. Options written by the Fund will normally have expiration dates of not more than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the times the options are written.

         Unless the option has been exercised, the Fund may close out an option it has written by effecting a closing purchase transaction, whereby it purchases an option covering the same underlying security and having the same exercise price and expiration date ("of the same series") as the one it has written. If the Fund desires to sell a particular security on which it has written a call option, it will effect a closing purchase transaction prior to or concurrently with the sale of the security. If the Fund is able to enter into a closing purchase transaction, the Fund will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option.

         An option position may be closed out only in a secondary market for an option of the same series. Although the Fund will generally write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time, and for some options no secondary market may exist. In such event it might not be possible to effect a closing transaction in a particular option. If the Fund as a covered call option writer is unable to effect a closing purchase transaction, it will not be able to sell the underlying securities until the option expires or it delivers the underlying securities upon exercise.

         Because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code, the extent to which the Fund may write covered call options and enter into so-called "straddle" transactions involving put and call options may be limited.

         Many options are traded on registered securities exchanges. Options traded on such exchanges are issued by the Options Clearing Corporation ("OCC"), a clearing corporation which assumes responsibility for the completion of options transactions.

PURCHASING PUT AND CALL OPTIONS

         The Fund can close out a put or call option it has written by effecting a closing purchase transaction; for example, the Fund may close out a put or call option it has written by buying an option identical to the one it has written. If, however, a secondary market does not exist at a time the Fund wishes to effect a closing sale transaction, the Fund will have to exercise the option to realize any profit. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying securities until the option expires or is exercised. In addition, in a transaction in which the Fund does not own the security underlying a put option it has purchased, the Fund would be required, in the absence of a secondary market, to purchase the underlying security before it could exercise the option, thereby incurring additional transaction costs.

         The Fund may also purchase call options for the purpose of offsetting previously written call options of the same series.

         The Fund will not purchase a put option if, as a result of such purchase, more than 10% of its total assets would be invested in premiums for such options. The Fund's ability to purchase put and call options may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company.

OPTION WRITING AND RELATED RISKS

         The Fund may write covered call and put options. A call option gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying security at the exercise price during the option period. Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the exercise price during the option period.

         So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time as the writer effects a closing purchase transaction by purchasing an option of the same series as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. For options traded on national securities exchanges (Exchanges), to secure the obligation to deliver the underlying security in the case of a call option, the writer of the option is required to deposit in escrow the underlying security or other assets in accordance with the rules of the OCC, an institution created to interpose itself between buyers and sellers of options. Technically, the OCC assumes the order side of every purchase and sale transaction on an Exchange and, by doing so, gives its guarantee to the transaction.

         The principal reason for writing options on a securities portfolio is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. In return for the premium, the covered call option writer has given up the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security decline. Conversely, the put option writer gains a profit, in the form of a premium, so long as the price of the underlying security remains above the exercise price, but assumes an obligation to purchase the underlying security from the buyer of the put option at the exercise price, even though the security price may fall below the exercise price at any time during the option period. If an option expires, the writer realizes a gain in the amount of the premium. Such a gain may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill his obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security. In addition, the premium paid for the put effectively increases the cost of the underlying security, thus reducing the yield otherwise available from such securities.

         Because the Fund can write only covered options, it may at times be unable to write additional options unless it sells a portion of its portfolio holdings to obtain new debt securities against which it can write options. This may result in higher portfolio turnover and correspondingly greater brokerage commissions and other transaction costs.

         To the extent that a secondary market is available, the covered option writer may close out options it has written prior to the assignment of an exercise notice by purchasing, in a closing purchase transaction, an option of the same series as the option previously written. If the cost of such a closing purchase, plus transaction costs, is greater than the premium received upon writing the original option, the writer will incur a loss in the transaction.

OPTIONS TRADING MARKETS

         Options that the Fund will trade are generally listed on national securities exchanges (Exchanges). Exchanges on which such options currently are traded are the Chicago Board Options Exchange and the New York, American, Pacific, and Philadelphia Stock Exchanges. Options on some securities may not be listed on any Exchange but traded in the over-the-counter market. Options traded in the over-the-counter market involve the additional risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund. The use of options traded in the over-the-counter market may be subject to limitations imposed by certain state securities authorities. In addition to the limits on its use of options discussed herein, the Fund is subject to the investment restrictions described in the prospectus and the statement of additional information.

         The staff of the Securities and Exchange Commission is of the view that the premiums that a Fund pays for the purchase of unlisted options, and the value of securities used to cover unlisted options written by the Fund, are considered to be invested in illiquid securities or assets for the purpose of calculating whether the Fund is in compliance with its fundamental investment restrictions relating to illiquid securities.

                  SPECIAL CONSIDERATIONS APPLICABLE TO OPTIONS

         On Treasury Bonds and Notes. Because trading interest in U.S. Treasury bonds and notes tends to center on the most recently auctioned issues, new series of options with expirations to replace expiring options on particular issues will not be introduced indefinitely. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each series of bonds or notes will thus be phased out as new options are listed on the more recent issues, and a full range of expiration dates will not ordinarily be available for every series on which options are traded.

         On Treasury Bills. Because the deliverable U.S. Treasury bill changes from week to week, writers of U.S. Treasury bill call options cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Fund holds a long position in U.S. Treasury bills with a principal amount corresponding to the option contract size, the Fund may be hedged from a risk standpoint. In addition, the Fund will maintain in a segregated account with its Custodian liquid assets maturing no later than those which would be deliverable in the event of an assignment of an exercise notice to ensure that it can meet its open option obligations.

         On GNMA Certificates. Options on GNMA certificates are not currently traded on any Exchange. However, the Fund may purchase and write such options in the over-the-counter market or, should they commence trading, on any Exchange.

         Since the remaining principal balance of GNMA certificates declines each month as a result of mortgage payments, the Fund, as a writer of a covered GNMA call holding GNMA certificates as "cover" to satisfy its delivery obligation in the event of assignment of an exercise notice, may find that its GNMA certificates no longer have a sufficient remaining principal balance for this purpose. Should this occur, the Fund will enter into a closing purchase transaction or will purchase additional GNMA certificates from the same pool (if obtainable) or replacement GNMA certificates in the cash market in order to remain covered.

         A GNMA certificate held by the Fund to cover an option position in any but the nearest expiration month may cease to present cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. Should this occur, the Fund will no longer be covered, and the Fund will either enter into a closing purchase transaction or replace the GNMA certificate with a certificate which represents cover. When the Fund closes its position or replaces the GNMA certificate, it may realize an unanticipated loss and incur transaction costs.

         Risks Pertaining to the Secondary Market. An option position may be closed out only in a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time, and for some options no secondary market may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and might incur transaction costs in connection therewith. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

         Reasons for the absence of a liquid secondary market include the following: (i) insufficient trading interest in certain options; (ii) restrictions imposed on transactions; (iii) trading halts, suspensions, or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an Exchange or by a broker; (v) inadequacy of the facilities of an Exchange, the OCC or a broker to handle current trading volume; or (vi) a decision by one or more Exchanges or a broker to discontinue the trading of options (or a particular class or series of options), in which event the secondary market in that class or series of options would cease to exist, although outstanding options that had been issued as a result of trades would generally continue to be exercisable in accordance with their terms.

         The hours of trading for options on U.S. government securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.


               FUTURES CONTRACTS AND RELATED OPTIONS TRANSACTIONS

         The Fund intends to enter into currency and other financial futures contracts as a hedge against changes in prevailing levels of interest or currency exchange rates to seek relative stability of principal and to establish more definitely the effective return on securities held or intended to be acquired by the Fund or as a hedge against changes in the prices of securities or currencies held by the Fund or to be acquired by the Fund. The Fund's hedging may include sales of futures as an offset against the effect of expected increases in interest or currency exchange rates or securities prices and purchases of futures as an offset against the effect of expected declines in interest or currency exchange rates or securities prices.

         For example, when the Fund anticipates a significant market or market sector advance, it will purchase a stock index futures contract as a hedge against not participating in such advance at a time when the Fund is not fully invested. The purchase of a futures contract serves as a temporary substitute for the purchase of individual securities which may then be purchased in an orderly fashion. As such purchases are made, an equivalent amount of index based futures contracts would be terminated by offsetting sales. In contrast, the Fund would sell stock index futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Fund's portfolio. To the extent that the Fund's portfolio changes in value in correlation with a given index, the sale of futures contracts on that index would substantially reduce the risk to the portfolio of a market decline or change in interest rates, and, by so doing, provide an alternative to the liquidation of the Fund's securities positions and the resulting transaction costs.

         The Fund intends to engage in options transactions which are related to currency and other financial futures contracts for hedging purposes and in connection with the hedging strategies described above.

         Although techniques other than sales and purchases of futures contracts and related options transactions could be used to reduce the Fund's exposure to interest rate and/or market fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts and related options transactions. While the Fund does not intend to take delivery of the instruments underlying futures contracts it holds, the Fund does not intend to engage in such futures contracts for speculation.

FUTURES CONTRACTS

         Futures contracts are transactions in the commodities markets rather than in the securities markets. A futures contract creates an obligation by the seller to deliver to the buyer the commodity specified in the contract at a specified future time for a specified price. The futures contract creates an obligation by the buyer to accept delivery from the seller of the commodity specified at the specified future time for the specified price. In contrast, a spot transaction creates an immediate obligation for the seller to deliver and the buyer to accept delivery of and pay for an identified commodity. In general, futures contracts involve transactions in fungible goods, such as wheat, coffee, and soybeans. However, in the last decade an increasing number of futures contracts have been developed which specify currencies, financial instruments or financially based indexes as the underlying commodity.

         U.S. futures contracts are traded only on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal financial futures exchanges in the U.S. are The Board of Trade of the City of Chicago, the Chicago Mercantile Exchange, the International Monetary Market (a division of the Chicago Mercantile Exchange), the New York Futures Exchange and the Kansas City Board of Trade. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership, which is also responsible for handling daily accounting of deposits or withdrawals of margin. A futures commission merchant (Broker) effects each transaction in connection with futures contracts for a commission. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC) and National Futures Association (NFA).

INTEREST RATE FUTURES CONTRACTS

         The sale of an interest rate futures contract creates an obligation by the Fund, as seller, to deliver the type of financial instrument specified in the contract at a specified future time for a specified price. The purchase of an interest rate futures contract creates an obligation by the Fund, as purchaser, to accept delivery of the type of financial instrument specified at a specified future time for a specified price. The specific securities delivered or accepted, respectively, at settlement date are not determined until at or near that date. The determination is in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

         Currently, interest rate futures contracts can be purchased or sold on 90-day U.S. Treasury bills, U.S. Treasury bonds, U.S. Treasury notes with maturities between 6 1/2 and 10 years, Government National Mortgage Association
(GNMA) certificates, 90-day domestic bank certificates of deposit, 90-day commercial paper, and 90-day Eurodollar certificates of deposit. It is expected that futures contracts trading in additional financial instruments will be authorized. The standard contract size is $100,000 for futures contracts in U.S. Treasury bonds, U.S. Treasury notes, and GNMA certificates, and $1,000,000 for the other designated contracts. While U.S. Treasury bonds, U.S. Treasury bills, and U.S. Treasury notes are backed by the full faith and credit of the U.S. government and GNMA certificates are guaranteed by a U.S. government agency, the futures contracts in U.S. government securities are not obligations of the U.S. Treasury.

INDEX BASED FUTURES CONTRACTS

STOCK INDEX FUTURES CONTRACTS

         A stock index assigns relative values to the common stocks included in the index. The index fluctuates with changes in the market values of the common stocks so included. A stock index futures contract is a bilateral agreement by which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the closing value of the stock index on the expiration date of the contract and the price at which the futures contract is originally made. No physical delivery of the underlying stocks in the index is made.

         Currently, stock index futures contracts can be purchased or sold on the S&P Index of 500 Stocks, the S&P Index of 100 Stocks, the New York Stock Exchange Composite Index, the Value Line Index, and the Major Market Index. It is expected that futures contracts trading in additional stock indices will be authorized. The standard contract size is $500 times the value of the index.

         The Fund does not believe that differences between existing stock indices will create any differences in the price movements of the stock index futures contracts in relation to the movements in such indices. However, such differences in the indices may result in differences in correlation of the futures with movements in the value of the securities being hedged.

OTHER INDEX BASED FUTURES CONTRACTS

         It is expected that bond index and other financially based index futures contracts will be developed in the future. It is anticipated that such index based futures contracts will be structured in the same way as stock index futures contracts but will be measured by changes in interest rates, related indices or other measures, such as the consumer price index. In the event that such futures contracts are developed, the Fund will sell interest rate index and other index based futures contracts to hedge against changes which are expected to affect the Fund's portfolio.

         The purchase or sale of a futures contract differs from the purchase or sale of a security, in that no price or premium is paid or received. Instead, to initiate trading an amount of cash, cash equivalents, money market instruments, or U.S. Treasury bills equal to approximately 1 1/2% (up to 5%) of the contract amount must be deposited by the Fund with the Broker. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions. Futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract.

         Subsequent payments, called variation margin, to the Broker and from the Broker, are made on a daily basis as the value of the underlying instrument or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as mark-to-market. For example, when the Fund has purchased a futures contract and the price of the underlying financial instrument or index has risen, that position will have increased in value, and the Fund will receive from the Broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the underlying financial instrument or index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the Broker. At any time prior to expiration of the futures contract, the Fund may elect to close the position. A final determination of variation margin is then made, additional cash is required to be paid to or released by the Broker, and the Fund realizes a loss or gain.

         The Fund intends to enter into arrangements with its Custodian and with Brokers to enable its initial margin and any variation margin to be held in a segregated account by its Custodian on behalf of the Broker.

         Although interest rate futures contracts by their terms call for actual delivery or acceptance of financial instruments, and index based futures contracts call for the delivery of cash equal to the difference between the closing value of the index on the expiration date of the contract and the price at which the futures contract is originally made, in most cases such futures contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by an offsetting transaction in which the Fund enters into a futures contract purchase for the same aggregate amount of the specific type of financial instrument or index and same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by an offsetting transaction in which the Fund enters into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain. If the purchase price exceeds the offsetting sale price, the Fund realizes a loss. The amount of the Fund's gain or loss on any transaction is reduced or increased, respectively, by the amount of any transaction costs incurred by the Fund.

         As an example of an offsetting transaction, the contractual obligations arising from the sale of one contract of September U.S. Treasury bills on an exchange may be fulfilled at any time before delivery of the contract is required (i.e., on a specified date in September, the "delivery month") by the purchase of one contract of September U.S. Treasury bills on the same exchange. In such instance the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase after allowance for transaction costs represents the profit or loss to the Fund.

         There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms.

OPTIONS ON CURRENCY AND OTHER FINANCIAL FUTURES

         The Fund intends to purchase call and put options on currency and other financial futures contracts and sell such options to terminate an existing position. Options on currency and other financial futures contracts are similar to options on stocks except that an option on a currency or other financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) rather than to purchase or sell stock, currency or other financial instruments making up a financial futures index, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account. This amount represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and value of the futures contract.

         The Fund intends to use options on currency and other financial futures contracts in connection with hedging strategies. In the future, the Fund may use such options for other purposes.

PURCHASE OF PUT OPTIONS ON FUTURES CONTRACTS

         The purchase of protective put options on commodity futures contracts is analagous to the purchase of protective puts on individual stocks, where an absolute level of protection is sought below which no additional economic loss would be incurred by the Fund. Put options may be purchased to hedge a portfolio of stocks or debt instruments or a position in the futures contract upon which the put option is based.

PURCHASE OF CALL OPTIONS ON FUTURES CONTRACTS

         The purchase of a call option on currency or other financial futures contract represents a means of obtaining temporary exposure to market appreciation at limited risk. It is analogous to the purchase of a call option on an individual stock, which can be used as a substitute for a position in the stock itself. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the underlying financial instrument or index itself, the purchase of a call option may be less risky than the ownership of the interest rate or index based futures contract or the underlying securities. Call options on currency or other financial futures contracts may be purchased to hedge against an interest rate increase or a market advance when the Fund is not fully invested.

Use of New Investment Techniques Involving Currency and Other Financial Futures Contracts or Related Options

         The Fund may employ new investment techniques involving currency and other financial futures contracts and related options. The Fund intends to take advantage of new techniques in these areas which may be developed from time to time, and which are consistent with the Fund's investment objective. The Fund believes that no additional techniques have been identified for employment by the Fund in the foreseeable future other than those described above.

Limitations on Purchase and Sale of Futures Contracts and Related Options on Such Futures Contracts

         The Fund will not enter into a futures contract if, as a result thereof, more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin deposits on such futures contracts.

         The Fund intends that its futures contracts and related options transactions will be entered into for traditional hedging purposes. That is, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. The Fund does not intend to enter into futures contracts for speculation.

         In instances involving the purchase of futures contracts by the Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's Custodian and/or in a margin account with a Broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

FEDERAL INCOME TAX TREATMENT

         For federal income tax purposes, the Fund is required to recognize as income for each taxable year its net unrealized gains and losses on futures contracts as of the end of the year as well as those actually realized during the year. Any gain or loss recognized with respect to a futures contract is considered to be 60% long term and 40% short term, without regard to the holding period of the contract. In the case of a futures transaction classified as a "mixed straddle," the recognition of losses may be deferred to a later taxable year. The federal income tax treatment of gains or losses from transactions in options on futures is unclear.

         In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income. Any net gain realized from the closing out of futures contracts, for purposes of the 90% requirement, will be qualifying income. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Fund's annual gross income. The 1986 Tax Act added a provision which effectively treats both positions in certain hedging transactions as a single transaction for the purpose of the 30% requirement. The provision provides that, in the case of any "designated hedge," increases and decreases in the value of positions of the hedge are to be netted for the purposes of the 30% requirement. However, in certain situations, in order to avoid realizing a gain within a three month period, the Fund may be required to defer the closing out of a contract beyond the time when it would otherwise be advantageous to do so.

RISKS OF FUTURES CONTRACTS

         Currency and other financial futures contracts prices are volatile and are influenced, among other things, by changes in stock prices, market conditions, prevailing interest rates and anticipation of future stock prices, market movements or interest rate changes, all of which in turn are affected by economic conditions, such as government fiscal and monetary policies and actions, and national and international political and economic events.

         At best, the correlation between changes in prices of futures contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances, such as variations in speculative market demand for futures contracts and for securities, including technical influences in futures contracts trading; differences between the securities being hedged and the financial instruments and indices underlying the standard futures contracts available for trading, in such respects as interest rate levels, maturities and creditworthiness of issuers, or identities of securities comprising the index and those in the Fund's portfolio. In addition, futures contract transactions involve the remote risk that a party be unable to fulfill its obligations and that the amount of the obligation will be beyond the ability of the clearing broker to satisfy. A decision of whether, when, and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

         Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out, and a 15% decrease would result in a loss equal to 150% of the original margin deposit. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of entering into the futures contract, it had invested in the underlying financial instrument. Furthermore, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund will establish a segregated account in connection with its futures contracts which will hold cash or cash equivalents equal in value to the current value of the underlying instruments or indices less the margins on deposit.

         Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

RISKS OF OPTIONS ON FUTURES CONTRACTS

         In addition to the risks described above for currency and other financial futures contracts, there are several special risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. The Fund will not purchase options on any futures contract unless and until it believes that the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with the futures contracts. Compared to the use of futures contracts, the purchase of options on such futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the use of an option on a futures contract would result in a loss to the Fund, even though the use of a futures contract would not, such as when there is no movement in the level of the futures contract.


                          FOREIGN CURRENCY TRANSACTIONS

         The Fund may invest in securities of foreign issuers. When the Fund invests in foreign securities they usually will be denominated in foreign currencies, and the Fund temporarily may hold funds in foreign currencies. Thus, the Fund's share value will be affected by changes in exchange rates.

FORWARD CURRENCY CONTRACTS

         As one way of managing exchange rate risk, the Fund may engage in forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). Under the contract, the exchange rate for the transaction (the amount of currency the Fund will deliver or receive when the contract is completed) is fixed when the Fund enters into the contract. The Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Fund also may use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Fund expects a decrease in the value of the currency in which the foreign security is denominated. Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on Keystone's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. The value of the Fund's investments denominated in foreign currencies will depend on the relative strength of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rate or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund.

CURRENCY FUTURES CONTRACTS

         Currency futures contracts are bilateral agreements under which two parties agree to take or make delivery of a specified amount of a currency at a specified future time for a specified price. Trading of currency futures contracts in the U.S. is regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC) and National Futures Association
(NFA). Currently, the only national futures exchange on which currency futures are traded is the International Monetary Market of the Chicago Mercantile Exchange. Foreign currency futures trading is conducted in the same manner and subject to the same regulations as trading in interest rate and index based futures. The Fund intends to engage in currency futures contracts only for hedging purposes, and not for speculation. The Fund may engage in currency futures contracts for other purposes if authorized to do so by the Board. The hedging strategies which will be used by the Fund in connection with foreign currency futures contracts are similar to those described above for forward foreign currency exchange contracts.

         Currently currency futures contracts for the British Pound Sterling, Canadian Dollar, Dutch Guilder, Deutsche Mark, Japanese Yen, Mexican Peso, Swiss Franc, and French Franc can be purchased or sold for U.S. dollars through the International Monetary Market. It is expected that futures contracts trading in additional currencies will be authorized. The standard contract sizes are L125,000 for the Pound, 125,000 for the Guilder, Mark, French Francs, and Swiss Francs, C$100,000 for the Canadian Dollar, Y12,500,000 for the Yen, and 1,000,000 for the Peso. In contrast to Forward Currency Exchange Contracts which can be traded at any time, only four value dates per year are available, the third Wednesday of March, June, September, and December.

FOREIGN CURRENCY OPTIONS TRANSACTIONS

         Foreign currency options (as opposed to futures) are traded in a variety of currencies in both the U,S, and Europe. On the Philadelphia Stock Exchange, for example, contracts for half the size of the corresponding futures contracts on the Chicago Board Options Exchange are traded with up to nine months maturity in Marks, Sterling, Yen, Swiss Francs and Canadian Dollars. Options can be exercised at any time during the contract life and require a deposit subject to normal margin requirements. Since a futures contract must be exercised, the Fund must continually make up the margin balance. As a result, a wrong price move could result in the Fund losing more than the original investment as it cannot walk away from the futures contract as it can an option contract.

         The Fund will purchase call and put options and sell such options to terminate an existing position. Options on foreign currency are similar to options on stocks except that an option on an interest rate and/or index based futures contract gives the purchaser the right, in return for the premium paid, to purchase or sell foreign currency, rather than to purchase or sell stock, at a specified exercise price at any time during the period of the option.

         The Fund intends to use foreign currency option transactions in connection with hedging strategies.

PURCHASE OF PUT OPTIONS ON FOREIGN CURRENCIES

         The purchase of protective put options on a foreign currency is analagous to the purchase of protective puts on individual stocks, where an absolute level of protection is sought below which no additional economic loss would be incurred by the Fund. Put options may be purchased to hedge a portfolio of foreign stocks or foreign debt instruments or a position in the foreign currency upon which the put option is based.

PURCHASE OF CALL OPTIONS ON FOREIGN CURRENCIES

         The purchase of a call option on foreign currency represents a means of obtaining temporary exposure to market appreciation at limited risk. It is analogous to the purchase of a call option on an individual stock, which can be used as a substitute for a position in the stock itself. Depending on the pricing of the option compared to either the foreign currency upon which it is based, or upon the price of the foreign stock or foreign debt instruments, the purchase of a call option may be less risky than the ownership of the foreign currency or the foreign securities. The Fund would purchase a call option on a foreign currency to hedge against an increase in the foreign currency or a foreign market advance when the Fund is not fully invested.

         The Fund may employ new investment techniques involving forward foreign currency exchange contracts, foreign currency futures contracts, and options on foreign currencies in order to take advantage of new techniques in these areas which may be developed from time to time, and which are consistent with the Fund's investment objective. The Fund believes that no additional techniques have been identified for employment by the Fund in the foreseeable future other than those described above.

CURRENCY TRADING RISKS

         Currency exchange trading may involve significant risks. The four major types of risk the Fund faces are exchange rate risk, interest rate risk, credit risk, and country risk.

EXCHANGE RATE RISK

         Exchange rate risk results from the movement up and down of foreign currency values in response to shifting market supply and demand. When the Fund buys or sells a foreign currency, an exposure, called an open position, is created. Until the time that position can be "covered" by selling or buying an equivalent amount of the same currency, the Fund is exposed to the risk that the exchange rate might move against it. Since exchange rate changes can readily move in one direction, a position carried overnight or over a number of days involves greater risk than one carried a few minutes or hours. Techniques, such as foreign currency forward and futures contracts and options on foreign currency, are intended to be used by the Fund to reduce exchange rate risk.

MATURITY GAPS AND INTEREST RATE RISK

         Interest rate risk arises whenever there are mismatches or gaps in the maturity structure of the Fund's foreign exchange currency holdings, which is the total of its outstanding spot and forward or futures contracts.

         Foreign currency transactions often involve borrowing short term and lending longer term to benefit from the normal tendency of interest rates to be higher for longer maturities. However, in foreign exchange trading, while the maturity pattern of interest rates for one currency is important, it is the differential between interest rates for two currencies that is decisive.

CREDIT RISK

         Whenever the Fund enters into a foreign exchange contract, it faces a risk, however small, that the counterparty will not perform under the contract. As a result, there is a credit risk, although no extension of "credit" is intended. To limit credit risk, the Fund intends to evaluate the creditworthiness of each other party. The Fund does not intend to trade more than 5% of its net assets under foreign exchange contracts with one party.

         Credit risk exists because the Fund's counterparty may be unable or unwilling to fulfill its contractual obligations as a result of bankruptcy or insolvency or when foreign exchange controls prohibit payment. In any foreign exchange transaction, each party agrees to deliver a certain amount of currency to the other on a particular date. In establishing its hedges, a Fund relies on each contract being completed. If the contract is not performed, then the Fund's hedge is eliminated, and the Fund is exposed to any changes in exchange rates since the contract was originated. To put itself in the same position it would have been in had the contract been performed, the Fund must arrange a new transaction. However, the new transaction may have to be arranged at an adverse exchange rate. The trustee for a bankrupt company may elect to perform those contracts which are advantageous to the company but disclaim those contracts which are disadvantageous, resulting in losses to the Fund.

         Another form of credit risk stems from the time zone differences between the U.S. and foreign nations. If the Fund sells sterling, it generally must pay pounds to a counterparty earlier in the day than it will be credited with U.S. dollars in New York. In the intervening hours, the buyer can go into bankruptcy or can be declared insolvent. Thus, the U.S. dollars may never be credited to the Fund.

COUNTRY RISK

         At one time or another, virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents, or limits on inflows of investment funds from abroad. Governments take such measures, for example, to improve control over the domestic banking system or to influence the pattern of receipts and payments between residents and foreigners. In those cases, restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. Occasionally, a serious foreign exchange shortage may lead to payment interruptions or debt servicing delays, as well as interference in the exchange market. It has become increasingly difficult to distinguish foreign exchange or credit risk from country risk.

         Changes in regulations or restrictions usually do have an important exchange market impact. Most disruptive are changes in rules which interfere with the normal payments mechanism. If government regulations change and a counterparty is either forbidden to perform or is required to do something extra, then the Fund might be left with an unintended open position or an unintended maturity mismatch. Dealing with such unintended long or short positions could result in unanticipated costs to the Fund.

         Other changes in official regulations influence international investment transactions. If one of the factors affecting the buying or selling of a currency changes, the exchange rate is likely to respond. Changes in such controls often are unpredictable and can create a significant exchange rate response.

         Many major countries have moved toward liberalization of exchange and payments restrictions in recent years or accepted the principle that restrictions should be relaxed. A few industrial countries have moved in the other direction. Important liberalizations were carried out by Switzerland, the United Kingdom, and Japan. They dismantled mechanisms for restricting either foreign exchange inflows (Switzerland), outflows (the United Kingdom) or elements of both (Japan). By contrast, France and Mexico have recently tightened foreign exchange controls.

         Overall, many exchange markets are still heavily restricted. Several countries limit access to the forward market to companies financing documented export or import transactions in an effort to insulate the market from purely speculative activities. Some of these countries permit local traders to enter into forward contracts with residents but prohibit certain forward transactions with nonresidents. By comparison, other countries have strict controls on exchange transactions by residents, but permit free exchange transactions between local traders and non-residents. A few countries have established tiered markets, funneling commercial transactions through one market and financial transactions through another. Outside the major industrial countries, relatively free foreign exchange markets are rare and control on foreign currency transactions are extensive.

         Another aspect of country risk has to do with the possibility that the Fund may be dealing with a foreign trader whose home country is facing a payments problem. Even though the foreign trader intends to perform on its foreign exchange contracts, the contracts are tied to other external liabilities the country has incurred. As a result, performance may be delayed, and can result in unanticipated cost to the Fund. This aspect of country risk is a major element in the Fund's credit judgment as to with whom it will deal and in what amounts.

------------------------------------------------------------------------------
                                    KEYSTONE
                                FAMILY OF FUNDS
                                   [DIAMOND]
                              Balanced Fund (K-1)
                          Diversified Bond Fund (B-2)
                          Growth and Income Fund (S-1)
                          High Income Bond Fund (B-4)
                            International Fund Inc.
                                  Liquid Trust
                           Mid-Cap Growth Fund (S-3)
                         Precious Metals Holdings, Inc.
                            Quality Bond Fund (B-1)
                        Small Company Growth Fund (S-4)
                          Strategic Growth Fund (K-2)
                                 Tax Free Fund
------------------------------------------------------------------------------
This report was prepared primarily for the information of the Fund's shareholders. It is authorized for distribution if preceded or accompanied by the Fund's current prospectus. The prospectus contains important information about the Fund including fees and expenses. Read it carefully before you invest or send money. For a free prospectus on other Keystone funds, contact your financial adviser or call Keystone.


[KEYSTONE INVESTMENTS LOGO]
P.O. Box 2121
Boston, Massachusetts 02106-2121


B1-R-12/96
15.7M

------------------------------------------------------------------------------
                                    KEYSTONE

                           [PHOTO OF COUPLE ON BEACH]

                                    QUALITY
                                BOND FUND (B-1)
------------------------------------------------------------------------------

                                [KEYSTONE LOGO]
                                 ANNUAL REPORT
                                OCTOBER 31, 1996

PAGE 1
--------------------------------
Keystone Quality Bond Fund (B-1)
Seeks generous income and capital preservation from high quality bonds.

Dear Shareholder:

We are pleased to report on the activities of Keystone Quality Bond Fund (B-1) for the twelve-month period which ended October 31, 1996. Following our letter we have included a discussion with your Fund's manager and complete financial information.

Performance

Your Fund returned 5.08% for the six-month period and 3.99% for the twelve-month period which ended October 31, 1996. For the same periods, the Lehman Aggregate Bond Index--a widely recognized index of corporate, government and mortgage securities--returned 5.29% for the six-month period and 5.83% for the twelve-month period.

  Keystone Quality Bond Fund (B-1) provided satisfactory performance during a period of sharp price fluctuations as interest rates rose and then fell in reaction to changing economic conditions. Fund performance improved particularly during the last six months of the period.

  While interest rates were relatively unchanged from their levels of one year ago, the credit markets endured considerable short-term price volatility during the twelve-month period. In November and December 1995, interest rates trended down as economic growth slowed from moderate levels, inflation remained under control and the government appeared to be making progress toward reducing the federal budget deficit. Most investors expected these trends to continue into 1996. On October 31, 1996 the benchmark 30-year U.S. Treasury bond yielded 6.35%. By January 1996 Treasuries had reached a low of 5.97% on this favorable news.

  During the first quarter of 1996 economic reports showed stronger-than-expected economic growth and employment gains, which increased fears of higher inflation rates. Because inflation reduces returns to bond holders, interest rates generally rose with each economic report that indicated strong growth. By early July rates had peaked at 7.19%. As rates rose, prices generally declined for nearly all fixed income investments.

  Expectations of stronger growth moderated during the third quarter of 1996 as it appeared that the strong growth of the first half of the year was slowing. Still watchful for signs of future inflation, investors gained confidence that this favorable environment could be sustained and interest rates began to move within a narrow range. On October 31, 1996 the 30-year Treasury stood at 6.82%, not far from where it was at the beginning of the fiscal period.

Portfolio strategy

Over the past six months, we restructured Keystone Quality Bond Fund (B-1) to improve stability and enhance long-term potential total returns. We invested a portion of the Fund in government bonds of Canada, Germany and Spain. With their attractive yields, high quality and solid economic fundamentals, we believed these investments offered good relative values. All transactions were currency-hedged into U.S. dollars to protect the portfolio from foreign currency fluctuations.

  We also increased your Fund's investments in collateralized mortgage obligations (CMOs), asset-backed securities, and bonds in the bank and finance sectors. We believe these securities contributed favorably to your Fund's income and total return. In its entirety, we believe the portfolio's new structure increased diversification while maintaining a high degree of quality and liquidity.

                                                      (continued on next page)

PAGE 2
--------------------------------
Keystone Quality Bond Fund (B-1)

  Keystone Quality Bond Fund (B-1) is designed for conservative, income-oriented investors. We invest in a selection of high quality fixed income securities, which include among others, U.S. government obligations, mortgage-backed and asset-backed securities, and high-quality corporate bonds. We apply careful credit analysis in selecting high quality securities for the portfolio. We attempt to identify securities that we believe will perform well given our expectations for the market environment. We believe that your Fund's ability to diversify and be flexible are key elements in navigating the changing conditions of the fixed income markets.

  Looking ahead, we anticipate a stable-to-positive environment for high quality bonds. We expect moderate economic growth and low inflation to provide a positive background for interest rates to move within a narrow range through early 1997.

New portfolio manager

After 20 years of distinguished service with Keystone, your Fund's manager Barbara McCue has retired effective September 30, 1996. The leader of Keystone's high grade bond team, Christopher P. Conkey, has assumed responsibilities as your Fund's portfolio manager. Mr. Conkey is a Chartered Financial Analyst and has over 13 years of investment experience. He currently manages several other Keystone funds that invest in high grade bonds. We look forward to his contribution to your Fund's management.

Keystone acquired by First Union Corporation

On another note, we are pleased to inform you that Keystone has been acquired by First Union Corporation. First Union is a financial services firm based in Charlotte, North Carolina. It is the nation's sixth largest bank holding company with assets of approximately $130 billion. First Union, through its wholly-owned subsidiary Evergreen Asset Management Corp., together with Keystone mutual funds, manages more than $30 billion in 70 mutual funds. While Keystone will remain a separate entity and will continue to provide investment advisory and management services to the Fund, services will be provided under the "Evergreen Keystone Funds" name. We believe First Union's acquisition of Keystone strengthens the investment management services we provide you.

  We appreciate your continued support of Keystone Quality Bond Fund (B-1). If you have any questions or comments about your investment, we encourage you to write to us.

Sincerely,

/s/ Albert H. Elfner, III
-------------------------
Albert H. Elfner, III
Chairman and President
Keystone Investments, Inc.


/s/ George S. Bissell
-------------------------
George S. Bissell
Chairman of the Board
Keystone Funds

December 1996

PAGE 3
--------------------------------

A Discussion With
Your Fund Manager

[PHOTO OF CHRISTOPHER P. CONKEY]

Christopher P. Conkey is portfolio manager of your Fund and heads Keystone's high grade bond team. A Chartered
Financial Analyst, Mr. Conkey has 13 years of experience managing fixed-income investments. He holds a BA in economics from Clark University and an MBA in finance from Boston University. Together with analysts David J. Bowers and Gary E. Pzegeo, he evaluates interest rate and credit risk in selecting high quality bonds for Keystone fixed income funds.

Q What was the investment climate like for high quality bonds over the past year?

A The climate for high quality bonds changed several times over the past year. There was a high degree of price volatility throughout much of the period, as investors revised their interest rate and economic forecasts. Despite these fluctuations, however, interest rates were relatively unchanged at the end of this reporting period from one year ago.

Q  What changed the outlooks for interest rates and the economy?

A Stronger-than-expected growth in employment and consumer spending in the first quarter of 1996 caused investors to revise their economic and interest rate forecasts. Interest rates had fallen to near historic lows during much of 1995 on the outlook for a slow economy and low inflation. The reports of strength in employment and consumer activity stimulated concerns that the economy might be more robust than expected.
Interest rates rose and bond prices fell during that time.

  By mid-year, signs of moderating economic growth appeared, relieving inflation fears. While watchful of preliminary signs of future inflation, investors became more confident that this trend of moderate growth and low inflation could be sustained.

Q  What strategies did you employ during these changing market climates?

A We restructured the portfolio's assets and adjusted its average maturity. We believe the combination reduced the Fund's risk to U.S. interest rate fluctuations, increased yield and improved diversification.

  First, we reduced the Fund's holdings in U.S. government securities from 48% to 5% of net assets. Since U.S. government securities carry no credit risk, their prices are primarily influenced by the movement in interest rates. We believe reducing the portfolio's exposure to interest rate risk increased stability, particularly in light of the price volatility over the past year.

  We reinvested the proceeds from these sales in non-dollar foreign government bonds, collateralized mortgage obligations (CMOs), asset-backed securities, and bonds in the bank and finance sectors. These bonds improved diversification, increased income, and provided price appreciation to the Fund's portfolio.

Fund Profile

Objective: Seeks the highest possible income consistent with preservation of principal.
Commencement of investment operations: September 11, 1935
Average quality: AA+
Average maturity: 11 years
Net assets: $229 million
Newspaper symbol: "QultyB1"

PAGE 4
--------------------------------
Keystone Quality Bond Fund (B-1)

Asset Allocation
as of October 31, 1996

[TABULAR REPRESENTATION OF PIE CHART]

Corporates                                     (31.7%)
Collateralized mortgage obligations (CMOs)     (22.3%)
Foreign                                        (15.6%)
Mortgage-backed                                (13.6%)
Asset-backed                                   (10.6%)
U.S. government & agency                        (5.1%)
Other(1)                                        (1.1%)

(as a percent of net assets)

  We adjusted average maturity, ultimately shortening it when interest rates rose last spring. As of October 31, 1996, the Fund's average maturity stood at 11 years. The average quality of Keystone Quality Bond Fund (B-1) was AA+, the second highest rating available from Standard and Poor's Corporation.

Q  Why did you invest in the foreign sector?

A The foreign sector offered higher yields and greater potential for capital appreciation than many domestic alternatives. We did not increase credit risk in the foreign sector, preferring to emphasize securities with high quality ratings. Further, all of the investments were currency-hedged, to protect our holdings from foreign currency exchange rate changes.

  We invested in the government bonds of Canada, Germany and Spain; countries that we believed offered attractive values based on solid economic fundamentals, stable political environments and large, liquid securities markets. In fact, interest rates in these countries have fallen over the past year resulting in price appreciation. In addition, our foreign investments avoided the price declines experienced in the U.S. credit markets.

Q  How about other sectors?

A Collateralized mortgage obligations and asset-backed securities also offered investors higher yields than U.S. government bonds, while enabling the Fund to maintain credit quality. We invested in well structured, AAA-rated securities. We concentrated on commercial loans and securities that were collateralized by home equity loans and credit card receivables. We chose these sectors because of their link to the consumer. Consumer confidence ran high throughout the period, due to strength in employment, income growth, and improving net wealth which was caused by a rising stock market and generally higher housing prices. We believed that the strength of the consumer sector would have a favorable effect on these securities versus alternative investments.

  We also increased the Fund's investments in the bank and finance sector as interest rates rose. We believed that higher U.S. rates would eventually slow economic growth. Slower growth historically has resulted in falling interest rates. Typically, banks and finance companies have benefitted from this type of environment. Towards the end of the reporting period this scenario of lower rates appeared to be unfolding.

Q  What is your outlook for the next six months?

A We believe the next six months should be a neutral environment for high quality bonds with interest rates fluctuating in a narrow range. We anticipate moderate economic growth accompanied by low inflation. On an annual basis, we think the economy will grow at a pace of 2-2-1/2% and that inflation, as measured by the consumer price index (CPI), will stay in the area of 3%.

Q With interest rates at relatively low levels, do you believe that bonds offer good long term value?

A We believe they do. While nominal interest rates have been relatively low, "real" interest rates, or the rate received by investors after subtracting inflation, continues to be attractive. For example, the 30-year U.S. Treasury bond had a yield of 6.82% as of October 31, 1996.

---------------
(1) Includes repurchase agreement, and other assets and liabilities.

PAGE 5
--------------------------------

Portfolio Quality Summary
as of October 31, 1996

[TABULAR REPRESENTATION OF PIE CHART]

AAA                               (36.3%)
U.S. government and agency(3)     (26.6%)
A                                 (15.2%)
AA                                (11.0%)
BBB                               (10.9%)

(as a percentage of portfolio assets)

Inflation was recently about 3%. Thus, the real return after subtracting inflation was approximately 3.82% at the end of the period, a historically attractive level.

  Like most investments, high quality bonds can experience periods of short-term price volatility. Over the long-run, however, high-quality bonds have demonstrated relative stability and attractive income. We believe high quality bonds will continue to produce solid total returns in the future. In our opinion, the Fund serves an important role in a well-rounded investment portfolio.

------------
(2) Where Standard & Poor's ratings were not available, we have used ratings from Moody's Investor Service, Inc., Fitch Investors' Service, Inc., or ratings assigned by another nationally recognized statistical rating organization.
(3) Includes all U.S. government and agency securities including CMOs, asset-backed and mortgage pass-through securities issued by the U.S. government or its agencies.

Ratings are very important to evaluating bonds. What do they mean?

Bond ratings provide an indication of the relative investment quality of an issuer. Each rating agency uses its own criteria for assigning ratings. In general, each agency examines the ability of an issuer to maintain debt protection levels in periods of recession as well as recovery. Bonds with identical ratings are not necessarily equal. Different industries have different business risks. However, most bonds within a certain rating category tend to have similar characteristics. The following table briefly defines investment grade bond ratings.

                        Investment Grade Bond Ratings

Moody's Investors Service          S&P
Aaa                                AAA      Highest Quality,
                                            lowest likelihood of default
Aa                                 AA       High Quality
A                                  A        Upper Medium Grade
Baa                                BBB      Medium Grade

We use bond ratings as one component of our credit research. For Keystone Quality Bond Fund (B-1), we consider only investment-grade securities. That is, bonds rated AAA, AA, A, and BBB. Lower rated bonds are considered speculative grade.

[DIAMOND]

This column is intended to answer questions about your Fund.
If you have a question you would like answered, please write to:
Evergreen Keystone Investment Services, Inc.
Attn: Shareholder Communications, 22nd Floor
200 Berkeley Street, Boston, Massachusetts 02116-5034.

PAGE 6
--------------------------------
Keystone Quality Bond Fund (B-1)

Your Fund's Performance

Growth of an investment in
Keystone Quality Bond Fund (B-1)

[MOUNTAIN CHART]

In Thousands

         Initial          Reinvested
       Investment        Distributions
10/86     10000             10000
           8937              9756
10/88      9045             10740
           9125             11794
10/90      8708             12259
           9160             13986
10/92      9160             15065
           9377             16647
10/94      8256             15603
           8816             17739
10/96      8685             18447

A $10,000 investment in Keystone Quality Bond Fund (B-1) made on October 31, 1986 with all distributions reinvested as worth $18,447 on October 31, 1996. Past performance is no guarantee of future results.

Twelve-Month Performance        as of October 31, 1996
------------------------------------------------------
Total return*                                    3.99%
Net asset value 10/31/95                       $15.42
                10/31/96                       $15.19
Distributions                                  $ 0.82
Capital gains                                    None

* Before deduction of contingent deferred sales charge (CDSC).

Historical Record                as of October 31, 1996
-------------------------------------------------------
                                 If you      If you did
Cumulative total return         redeemed     not redeem
1-year                            1.03%         3.99%
5-year                           31.89%        31.89%
10-year                          84.47%        84.47%
Average annual total return
1-year                            1.03%         3.99%
5-year                            5.69%         5.69%
10-year                           6.31%         6.31%

The "if you redeemed" returns reflect the deduction of the 3% CDSC for those investors who sold Fund shares after one calendar year. Investors who retained their fund investment earned the returns reported in the second column of the table.

  The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Past performance is no guarantee of future results.

  Shareholders may exchange shares for another Keystone fund by calling or writing to Keystone directly, or through Keystone's Automated Response Line
(KARL). The Fund reserves the right to change or terminate the exchange offer.

PAGE 7
--------------------------------

Growth of an Investment

Comparison of change in value of a $10,000 investment in Keystone Quality Bond Fund (B-1), the Lehman
Aggregate Bond Index and the Consumer Price Index.

In Thousands          October 1986 through October 1996


            Fund Average
         Annual Total Return
-------------------------------------
  1 Year       5 Year       10 Year
  1.03%        5.69%         6.31%

[LINE CHART]
          Fund    LABI      CPI
10/86    10000    10000    10000
         9756     10205    10453
10/88    10740    11374    10898
         11794    12726    11387
10/90    12259    13528    12103
         13986    15663    12457
10/92    15065    17204    12856
         16647    19247    13209
10/94    15603    18539    13554
         17739    21441    13935
10/96    18447    22692    14306

Past performance is no guarantee of future results. The one-year return reflects the deduction of the Fund's 3% contingent sales charge for shares held for at least one year. The Consumer Price Index is through September 30, 1996.

This chart graphically compares your Fund's performance to certain investment indexes. It is the result of fund performance guidelines issued by the Securities and Exchange Commission. The intent is to provide investors with more information about their investment.

Components of the chart

The chart is composed of several lines that represent the accumulated value of an initial $10,000 investment for the period indicated. The lines illustrate a hypothetical investment in:

1. Keystone Quality Bond Fund (B-1)

Your Fund seeks the highest possible income consistent with preservation of principal. The return is quoted after deducting sales charges (if applicable), fund expenses, and transaction costs and assumes reinvestment of all distributions.

2. Lehman Aggregate Bond Index (LABI)

The LABI is a broad-based, unmanaged fixed income index of U.S. government, corporate and mortgage-backed securities. It represents the price change and coupon income of several thousand securities of various credit qualities and maturities. Securities are selected and compiled by Lehman Brothers, Inc. according to criteria that may be unrelated to your Fund's investment objective. It would be difficult for most individual investors to duplicate this index.

3. Consumer Price Index (CPI)

This index is a widely recognized measure of the cost of goods and services produced in the U.S. The index contains factors such as prices of services, housing, food, transportation and electricity which are compiled by the U.S. Bureau of Labor Statistics. The CPI is generally considered a valuable benchmark for investors who seek to outperform increases in the cost of living.

  These indexes do not include transaction costs associated with buying and selling securities, and do not hold cash to meet redemptions. It would be difficult for most individual investors to duplicate these indexes.

Understanding what the chart means

  The chart demonstrates your Fund's performance in relation to a well known investment index and to increases in the cost of living. It is important to understand what the chart shows and does not show.

  This illustration is useful because it charts Fund and index performance over the same time frame and over a long period. Long-term performance is a more reliable and useful measure of performance than measurements of short-term returns or temporary swings in the market. Your financial adviser can help you

PAGE 8
--------------------------------
Keystone Quality Bond Fund (B-1)

evaluate fund performance in conjunction with the other important financial considerations such as safety, stability and consistency.

Limitations of the chart

The chart, however, limits the evaluation of Fund performance in several ways. Because the measurement is based on total returns over an extended period of time, the comparison often favors those funds which emphasize capital appreciation when the market is rising. Likewise, when the market is declining, the comparison usually favors those funds which take less risk.

Performance can be distorted

Funds which are more conservative in their orientation and which place an emphasis on capital preservation will tend to compare less favorably when the market is rising. In addition, funds which have income as one of their objectives also will tend to compare less favorably to relevant indexes.

  Indexes may also reflect the performance of some securities which a fund may be prohibited from buying. A bond fund, for example, may be limited to investments in only high quality bonds, or a stock fund may only be able to buy stocks that have been traded on a stock exchange for a minimum number of years or stocks that have a certain market capitalization. Indexes usually do not have the same investment restrictions as your Fund.

Indexes do not include costs of investing

  The comparison is further limited in its utility because the indexes do not take into account any deductions for sales charges, transaction costs or other fund expenses. Your Fund's performance figures do reflect such deductions. Sales charges--whether up-front or deferred--pay for the cost of the investment advice of your financial adviser. Transaction costs pay for the costs of buying and selling securities for your Fund's portfolio. Fund expenses pay for the costs of investment management and various shareholder services. None of these costs are reflected in index total returns. The comparison is not completely realistic because an index cannot be duplicated by an investor--even an unmanaged index--without incurring some charges and expenses.

One of several measures

The chart is one of several tools you can use to understand your investment. It should be read in conjunction with the Fund's prospectus, and annual and semiannual reports. Also, your financial adviser, who understands your personal financial situation, can best explain the features of your Keystone fund and how it applies to your financial needs.

Future returns may be different

Shareholders also should be mindful that the long-run performance of either the Fund or the indexes is not representative of what shareholders should expect to receive from their Fund investment in the future; it is presented to illustrate only past performance and is not a guarantee of future returns.

PAGE 9
--------------------------------

                                 Glossary of
                              Mutual Fund Terms

  MUTUAL FUND--A company which combines the investment money of many people whose financial goals are similar, and invests that money in a variety of securities. A mutual fund allows the smaller investor the benefits of diversification, professional management and constant supervision usually available only to large investors.

  PORTFOLIO MANAGER--An investment professional who is responsible for managing a portfolio's assets prudently and making appropriate investment decisions, such as which securities to buy, hold and sell, based on the investment objectives of the portfolio.

  STOCK--Equity or ownership interest in a corporation, which represents a claim on the corporation's assets and earnings.

  BOND--Security issued by a government or corporation to those from whom it has borrowed money. A bond usually promises to pay interest income to the bondholder at regular intervals and to repay the entire amount borrowed at maturity date.

  CONVERTIBLE SECURITY--A corporate security (usually preferred stock or bonds) that is exchangeable for a set number of another security type (usually common stocks) at a pre-stated price.

  MONEY MARKET FUND--A mutual fund whose assets are invested in a diversified portfolio of short- term securities, including commercial paper, bankers' acceptances, certificates of deposit and other short-term instruments. The fund pays income which can fluctuate daily. Liquidity and safety of principal are primary objectives.

  NET ASSET VALUE (NAV) PER SHARE--The value of one share of a mutual fund. The NAV per share is determined by subtracting a fund's total liabilities from its total assets, and dividing that amount by the number of fund shares outstanding.

  DIVIDEND--A per share distribution of the income earned from the fund's portfolio holdings. When a dividend distribution is made, the fund's net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund's assets.

  CAPITAL GAIN--The profit from the sale of securities, less any losses. Capital gains are paid to fund shareholders on a per share basis. When a capital gain distribution is made, the fund's net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund's assets.

  YIELD--The annualized rate of income as measured against the current net asset value of fund shares.

  TOTAL RETURN--The change in value of a fund investment over a specified period of time, taking into account the change in a fund's market price and the reinvestment of all fund distributions.

  SHORT-TERM--An investment with a maturity of one year or less.

  LONG-TERM--An investment with a maturity of greater than one year.

  AVERAGE MATURITY--The average number of days until the notes, drafts, acceptances, bonds or other debt instruments in a portfolio become due and payable.

  OFFERING PRICE--The offering price of a share of a mutual fund is the price at which the share is sold to the public.

PAGE 10
--------------------------------
Keystone Quality Bond Fund (B-1)

SCHEDULE OF INVESTMENTS--October 31, 1996

                                                                 Interest   Maturity       Par          Market
                                                                    Rate      Date        Value         Value
================================================================================================================
FIXED INCOME (98.9%)
CORPORATE BONDS & NOTES (31.7%)
AIRCRAFT (0.9%)
 Boeing Co.                                                         7.875%    2043     $2,000,000    $ 2,146,420
----------------------------------------------------------------------------------------------------------------
BANK & FINANCE (13.0%)
 AmSouth Bancorp.                    Subord. Deb.                   6.750     2025      3,500,000      3,461,920
 Associates Corp. North America      Sr. Notes                      7.625     2000      1,500,000      1,560,375
 International Bank for
  Reconstruction & Development
  (World Bank)                       Deb.                           8.250     2016      5,000,000      5,629,550
 International Lease Finance
  Corp.                              Notes                          6.250     2000      2,235,000      2,219,377
 Mellon Bank Corp.                   Subord. Notes                  7.625     2007      3,500,000      3,665,340
 NationsBank Corp.                   Subord. Notes                  7.500     2006      4,500,000      4,656,555
 Paine Webber Group, Inc.            Sr. Notes                      7.490     2004      3,500,000      3,545,500
 Smith Barney Holdings, Inc.         Notes                          7.125     2006      3,000,000      3,016,770
 Wachovia Corp.                      Subord. Notes                  6.605     2025      2,000,000      1,974,840
----------------------------------------------------------------------------------------------------------------
                                                                                                      29,730,227
----------------------------------------------------------------------------------------------------------------
CAPITAL GOODS (1.9%)
 John Deere Capital Corp.            Deb.                           8.625     2019      4,000,000      4,280,000
----------------------------------------------------------------------------------------------------------------
CONSUMER GOODS (2.9%)
 ConAgra, Inc.                       Sr. Notes                      7.125     2026      3,000,000      3,070,440
 Mattel, Inc.                        Notes                          6.750     2000      3,500,000      3,455,760
----------------------------------------------------------------------------------------------------------------
                                                                                                       6,526,200
----------------------------------------------------------------------------------------------------------------
DIVERSIFIED COMPANIES (0.5%)
 Grand Metro Investment Corp.
  (Eff. Yield 8.13%) (e)             Co. Gtd.                       0.000     2004      2,000,000      1,225,100
----------------------------------------------------------------------------------------------------------------
DRUGS (0.8%)
 Lilly (Eli) & Co.                   Notes                          6.570     2016      2,000,000      1,871,560
----------------------------------------------------------------------------------------------------------------
INSURANCE (4.6%)
 AMBAC, Inc.                         Deb.                           9.375     2011      2,000,000      2,414,500
 Lumbermans Mutual Co. (d)           Subord. Notes                  9.150     2026      2,000,000      2,175,400
 MBIA, Inc.                          Deb.                           7.000     2025      4,000,000      3,816,280
 Vesta Insurance Group, Inc.         Deb.                           8.750     2025      2,000,000      2,182,980
----------------------------------------------------------------------------------------------------------------
                                                                                                      10,589,160
----------------------------------------------------------------------------------------------------------------
OIL (4.4%)
 Atlantic Richfield Co.              Deb.                           9.875     2016      3,000,000      3,770,790
 Occidental Petroleum Corp.          Deb.                          10.125     2009      3,000,000      3,716,970
 Oslo Seismic Services, Inc. (d)     1st Pfd. Mtg. Notes            8.280     2011      2,500,000      2,577,375
----------------------------------------------------------------------------------------------------------------
                                                                                                      10,065,135
----------------------------------------------------------------------------------------------------------------


PAGE 11
--------------------------------


SCHEDULE OF INVESTMENTS--October 31, 1996

                                                                 Interest   Maturity       Par          Market
                                                                    Rate      Date        Value         Value
================================================================================================================
RETAIL (1.1%)
 Kohl's Corp.                        Notes                         7.375%     2011    $ 2,500,000    $ 2,524,800
----------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS (1.6%)
 Sprint Corp.                        Deb.                          9.250      2022      3,000,000      3,619,688
----------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS & NOTES (COST--$70,823,953)                                                     72,578,290
================================================================================================================
COLLATERALIZED MORTGAGE OBLIGATIONS (22.3%)
 American Southwest Financial
  Securities (Est. Mat. 1998) (b)    Series 1994-C2 Class A3       8.000      2010      4,400,000      4,500,375
 Asset Securitization Corp. (Est.
  Mat. 2010) (b)                     Series 1996-D3 Class A3       7.526      2026      1,416,414      1,457,357
 Criimi Mae Financial Corp. (Est.
  Mat. 2004) (b)                     Series 1 Class A              7.000      2033        956,632        925,542
 DeBartolo Limited Capital
  Partnership (Est. Mat. 2001)
  (b) (d)                            Series 1 Class B1             7.610      2004      1,550,000      1,598,437
 FNMA REMIC Trust (Est. Mat.
  2001) (b)                          Series 1996-17 Class A        6.000      2004      3,500,000      3,409,219
 FNMA REMIC Trust (Est. Mat.
  2004) (b)                          Series 1993-156 Class B       6.500      2018      2,800,000      2,697,604
 FNMA REMIC Trust (Est. Mat.
  2002) (b)                          Series 1996-28 Class PE       6.500      2020      5,000,000      4,957,031
 FNMA REMIC Trust (Est. Mat.
  2005) (b)                          Series 1992-181 Class PK      6.500      2021      4,000,000      3,862,480
 FNMA REMIC Trust (Est. Mat.
  2007) (b)                          Series 1993-38 Class L        5.000      2022      2,500,000      2,116,400
 GS Mortgage Security Corp. (Est.
  Mat. 2005) (b)                     Series 1996-PL Class A2       7.410      2027      1,850,000      1,851,156
 KS Mortgage Capital LP (Est.
  Mat. 1999) (b) (d)                 Series 1995-1 Class A1        7.041      2002      2,890,543      2,911,319
 Merrill Lynch Trust (Est. Mat.
  2005) (b)                          Series 35 Class G             8.450      2018      2,700,000      2,874,636
 Morgan Stanley Capital I (Est.
  Mat. 2004) (b) (d)                 Series 1996-WF Class 1B       6.586      2028      1,000,000        965,938
 Paine Webber Mortgage Acceptance
  Corp. IV (Est. Mat. 1997) (b)      Series 1993-5 Class A3        6.875      2008      1,457,376      1,459,198
 RASTA (Est. Mat. 1999) (b)          Series 1996-AS Class A3       7.750      2026      3,000,000      3,034,453
 Residential Accredit Loans, Inc.    Series 1996-QS4 Class
  (Est. Mat. 2005) (b)               Series 1996-QS4 Class AI10    7.900      2026      3,500,000      3,582,031
 Residential Funding Corp. (Est.
  Mat. 1997) (b)                     Series 1994-S15 Class A1      7.750      2024      2,958,697      2,990,119
 Ryland Acceptance Corp. (Est.
  Mat. 2004) (b)                     Series 1988-E, 2 PAC          7.950      2019      2,794,173      2,828,206
 Structured Asset Securities
  Corp. (Est. Mat. 2000) (b)         Series 1996-CFL Class B       6.303      2028      2,963,625      2,886,756
----------------------------------------------------------------------------------------------------------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST--$50,578,120)                                         50,908,257
================================================================================================================
FOREIGN BONDS (NON U.S. DOLLARS) (14.3%)
 Canadian Government                 Deb.                          7.500      2003     11,000,000      8,879,114
                                                                                 Canadian Dollars
 Canadian Government                 Deb.                          8.750      2005     14,300,000     12,423,138
                                                                                 Canadian Dollars
 Germany (Republic of)               Deb.                          6.500      2003      6,652,000      4,609,488
                                                                                     German Marks
 Germany (Republic of)               Deb.                          6.875      2005      9,750,000      6,826,416
                                                                                     German Marks
----------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN BONDS (NON U.S. DOLLARS) (COST--$30,889,476)                                            32,738,156
================================================================================================================


PAGE 12
--------------------------------
Keystone Quality Bond Fund (B-1)

SCHEDULE OF INVESTMENTS--October 31, 1996

                                                                 Interest   Maturity       Par          Market
                                                                    Rate      Date        Value         Value
================================================================================================================
MORTGAGE-BACKED SECURITIES (13.6%)
 FHLMC Pool #303865                                                8.500%     1997     $   23,337    $    24,100
 FHLMC Pool #607352                                                7.680      2022        820,651        856,046
 FHLMC Pool #846298                                                7.191      2022      2,201,840      2,266,519
 FNMA Pool #303664                                                 6.500      2008      6,248,506      6,188,895
 FNMA Pool #338867                                                 6.500      2011      4,978,113      4,895,626
 FNMA Pool #124945                                                 7.617      2031      1,226,907      1,279,824
 GNMA Pool #410254                                                 7.000      2025      4,337,207      4,253,152
 GNMA Pool #411526                                                 7.000      2025      3,161,961      3,100,683
 GNMA Pool #423413                                                 7.000      2025      3,427,252      3,360,832
 GNMA Pool #405576                                                 6.500      2026      5,015,631      4,794,592
----------------------------------------------------------------------------------------------------------------
TOTAL MORTGAGE-BACKED SECURITIES (COST--$30,936,080)                                                  31,020,269
================================================================================================================
ASSET-BACKED SECURITIES (10.6%)
 CoreStates Home Equity Trust        Series 1996-1 Class A4        7.000      2012      3,000,000      2,949,375
 Ford Credit Auto Owner Trust        Series 1996-B Class A4        6.300      2001      3,614,000      3,629,811
 Merrill Lynch Mortgage
  Investors, Inc.                    Series 1991-D Class A         9.000      2011            491            501
 Merrill Lynch Mortgage
  Investors, Inc.                    Series 1991-G Class B         9.150      2011      3,550,242      3,720,654
 Merrill Lynch Mortgage
  Investors, Inc.                    Series 1992-B Class B         8.500      2012      2,012,027      2,076,774
 Merrill Lynch Mortgage
  Investors, Inc.                    Series 1992-D Class B         8.500      2017      2,364,881      2,487,146
 Olympic Auto Receivables            Series 1996-C                 6.800      2002      3,000,000      3,042,188
 Southern Pacific Secured Assets
  Corp.                              Series 1996-3 Class A4        7.600      2027      3,300,000      3,338,156
 University Support Services,
  Inc.                               Series 1992-D                 9.074      2007        915,000        916,716
 World Omni Automobile Lease
  Trust                              Series 1996-B Class A3        6.250      2002      2,000,000      2,003,750
----------------------------------------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES (COST--$23,560,144)                                                     24,165,071
================================================================================================================
UNITED STATES GOVERNMENT (AND AGENCY) ISSUES (5.1%)
 FHLB                                Deb.                          8.700      2005      1,000,000      1,030,620
 FHLMC                               Deb.                          7.800      2016      2,000,000      2,065,000
 U.S. Treasury Bonds                                               7.875      2021      4,200,000      4,756,500
 U.S. Treasury Bonds                                               6.875      2025      1,250,000      1,277,925
 U.S. Treasury Bonds                                               6.000      2026      2,900,000      2,645,351
----------------------------------------------------------------------------------------------------------------
TOTAL UNITED STATES GOVERNMENT (AND AGENCY) ISSUES (COST--$11,454,386)                                11,775,396
================================================================================================================
FOREIGN BONDS (U.S. DOLLARS) (1.3%) (COST--$3,098,550)
 Bayer Corp. (d)                     Notes                         7.125      2015      3,000,000      2,940,870
----------------------------------------------------------------------------------------------------------------
TOTAL FIXED INCOME (COST--$221,340,709)                                                              226,126,309
================================================================================================================


PAGE 13
--------------------------------


SCHEDULE OF INVESTMENTS--October 31, 1996

                                                                 Interest   Maturity       Par          Market
                                                                    Rate      Date        Value         Value
================================================================================================================
 Keystone Joint Repurchase Agreement
  (Investments in repurchase agreements, in a
  joint trading account, purchased 10/31/96) (c)                   5.565%  11/1/96       $307,047   $    307,000
----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (COST--$221,647,709) (A)                                                           226,433,309
OTHER ASSETS AND LIABILITIES--NET (1.0%)                                                               2,215,850
----------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                   $228,649,159
================================================================================================================

(a) The cost of investments for federal income tax purposes is $222,327,705. Gross unrealized appreciation and depreciation on investments, based on identified tax cost at October 31, 1996, are as follows:

Gross unrealized appreciation      $4,681,003
Gross unrealized depreciation        (575,399)
                                   ----------
Net unrealized appreciation        $4,105,604
                                   ==========

(b) The estimated maturity of a Collateralized Mortgage Obligation ("CMO") is based on current and projected prepayment rates. Changes in interest rates can cause the estimated maturity to differ from the listed dates.

(c) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at October 31, 1996.

(d) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Federal Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(e) Effective yield (calculated at date of purchase) is the yield at which the bond accretes on an annualized basis until maturity date.

Legend of Portfolio Abbreviations
FHLB--Federal Home Loan Bank
FHLMC--Federal Home Loan Mortgage Corporation
FNMA--Federal National Mortgage Association
GNMA--Government National Mortgage Association
RASTA--Residential Asset Securitization Trust Association
REMIC--Real Estate Mortgage Investment Conduit
PAC--Planned Amortization Class


  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                                                     Unrealized
Exchange                                        U.S. $ value at     In Exchange     Appreciation/
Date                                            October 31, 1996     for U.S. $     (Depreciation)
==================================================================================================
Forward Foreign Currency Exchange Contracts to Buy:
             Contracts to Receive
11/7/96      4,900,000 German Marks               $ 3,237,007       $ 3,227,400      $   9,607
11/29/96     8,569,000 Canadian Dollars             6,404,794         6,284,884        119,910
Forward Foreign Currency Exchange Contracts to Sell:
             Contracts to Deliver
11/7/96      22,251,500 German Marks               14,699,645        15,104,211        404,566
11/29/96     36,579,000 Canadian Dollars           27,340,527        26,841,063       (499,464)

See Notes to Financial Statements

PAGE 14
--------------------------------
Keystone Quality Bond Fund (B-1)

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each year)See Notes to Financial Statements.

                                                        Year Ended October 31,
                                          1996         1995        1994        1993         1992
==================================================================================================
Net asset value beginning of year       $  15.42     $  14.44    $  16.40    $  15.92     $  15.92
--------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                       0.75         0.87        0.76        0.96         1.04
Net realized and unrealized gain
 (loss) on investments, closed
 futures contracts and foreign
 currency related transactions             (0.16)        1.05       (1.76)       0.66         0.15
--------------------------------------------------------------------------------------------------
Total from investment operations            0.59         1.92       (1.00)       1.62         1.19
--------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                      (0.76)       (0.87)      (0.76)      (0.96)       (1.04)
In excess of net investment income             0        (0.05)      (0.09)      (0.18)       (0.15)
Tax basis return of capital                (0.06)       (0.02)      (0.11)          0            0
--------------------------------------------------------------------------------------------------
Total distributions                        (0.82)       (0.94)      (0.96)      (1.14)       (1.19)
--------------------------------------------------------------------------------------------------
Net asset value end of year             $  15.19     $  15.42    $  14.44    $  16.40     $  15.92
==================================================================================================
Total return (a)                            3.99%       13.69%      (6.27%)     10.50%        7.71%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                             1.95%(b)     1.96%(b)     1.86%      1.94%        2.01%
 Net investment income                      5.06%        5.86%       5.05%       5.85%        6.40%
Portfolio turnover rate                      231%         244%        169%        190%         102%
--------------------------------------------------------------------------------------------------
Net assets end of year (thousands)      $228,649     $310,791    $327,276    $458,925     $456,912
==================================================================================================

                                            1991        1990        1989        1988        1987
==================================================================================================
Net asset value beginning of year         $  15.11    $  15.85    $  15.71    $  15.52    $  17.30
--------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                         1.08        1.11        1.21        1.19        1.20
Net realized and unrealized gain
 loss) on investments, closed
 futures contracts and foreign
 currency related transactions                0.99       (0.53)       0.25        0.32       (1.59)
--------------------------------------------------------------------------------------------------
Total from investment operations              2.07        0.58        1.46        1.51       (0.39)
--------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                        (1.08)      (1.18)      (1.32)      (1.32)      (1.39)
In excess of net investment income           (0.18)      (0.14)          0           0           0
Tax basis return of capital                      0           0           0           0           0
--------------------------------------------------------------------------------------------------
Total distributions                          (1.26)      (1.32)      (1.32)      (1.32)      (1.39)
--------------------------------------------------------------------------------------------------
Net asset value end of year               $  15.92    $  15.11    $  15.85    $  15.71    $  15.52
==================================================================================================
Total return (a)                             14.09%       3.93%       9.82%      10.09%      (2.44%)
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                               2.04%       1.95%       1.82%       1.64%       1.56%
 Net investment income                        6.95%       7.45%       7.61%       7.49%       7.32%
Portfolio turnover rate                        158%        117%        116%        153%        127%
--------------------------------------------------------------------------------------------------
Net assets end of year (thousands)        $453,528    $408,330    $462,425    $447,454    $440,836
==================================================================================================

(a) Excluding applicable sales charges.
(b) The ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratios would have been 1.93% and 1.94% for the years ended October 31, 1996 and 1995, respectively.

See Notes to Financial Statements.

PAGE 15
--------------------------------

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1996
=======================================================================
Assets (Note 2)
 Investments at market value (identified cost--
  $221,647,709)                                            $226,433,309
 Cash                                                               492
 Receivable for:
  Investments sold                                               36,889
  Interest                                                    2,873,463
  Fund shares sold                                               10,499
 Unrealized appreciation on forward foreign currency
  exchange contracts                                            534,083
 Prepaid expenses and other assets                               52,276
-----------------------------------------------------------------------
    Total assets                                            229,941,011
-----------------------------------------------------------------------
Liabilities (Notes 2 and 5)
 Payable for:
  Fund shares redeemed                                          366,406
  Distributions to shareholders                                 365,366
 Unrealized depreciation on forward foreign currency
  exchange contracts                                            499,464
 Due to related parties                                           6,219
 Other accrued expenses                                          54,397
-----------------------------------------------------------------------
    Total liabilities                                         1,291,852
-----------------------------------------------------------------------
Net assets                                                 $228,649,159
=======================================================================
Net assets represented by
 Paid-in capital                                           $255,530,019
 Accumulated distributions in excess of net
  investment income                                            (399,985)
 Accumulated net realized loss on investments and
  foreign currency related transactions                     (31,308,109)
 Net unrealized appreciation on investments and
  foreign currency related transactions                       4,827,234
-----------------------------------------------------------------------
    Total net assets                                       $228,649,159
-----------------------------------------------------------------------
 Net asset value per share (Note 2)
 Net assets of $228,649,159 / 15,055,747 shares
  outstanding                                              $      15.19
=======================================================================


STATEMENT OF OPERATIONS
Year Ended October 31, 1996
=======================================================================
 Investment income
 Interest                                                   $18,504,392
-----------------------------------------------------------------------
Expenses (Notes 4, 5 and 6)
 Management fee                            $ 1,578,211
 Transfer agent fees                           627,068
 Accounting, auditing and legal fees            53,738
 Custodian fees                                142,613
 Trustees' fees and expenses                    31,867
 Distribution Plan expenses                  2,645,899
 Other                                          65,509
-----------------------------------------------------------------------
   Total expenses                            5,144,905
   Less: Expenses paid indirectly              (30,574)
-----------------------------------------------------------------------
 Net expenses                                                 5,114,331
-----------------------------------------------------------------------
 Net investment income                                       13,390,061
-----------------------------------------------------------------------
Net realized and unrealized loss on
 investments and foreign currency
 related transactions (Notes 1 and 3)
 Net realized loss on:
  Investments                               (1,910,620)
  Foreign currency related
   transactions                               (273,044)
-----------------------------------------------------------------------
 Net realized loss on investments
   and foreign currency
   related transactions                                      (2,183,664)
-----------------------------------------------------------------------
 Net change in unrealized appreciation
   (depreciation) on:
   Investments                              (1,978,287)
   Foreign currency related
     transactions                               41,634
-----------------------------------------------------------------------
 Net change in unrealized appreciation
   (depreciation) on investments and
   foreign currency
   related transactions                                      (1,936,653)
-----------------------------------------------------------------------
 Net realized and unrealized loss on
   investments and foreign currency
   related transactions                                      (4,120,317)
-----------------------------------------------------------------------
 Net increase in net assets resulting
   from operations                                          $ 9,269,744
=======================================================================


See Notes to Financial Statements.

PAGE 16
--------------------------------
Keystone Quality Bond Fund (B-1)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                         Year Ended October 31,
                                                                         1996              1995
===================================================================================================
Operations
 Net investment income                                              $  13,390,061     $  18,237,187
 Net realized loss on investments, closed futures contracts and
  foreign currency related transactions                                (2,183,664)       (6,749,977)
 Net change in unrealized appreciation (depreciation) on
  investments and foreign currency related transactions                (1,936,653)       28,285,126
---------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                9,269,744        39,772,336
---------------------------------------------------------------------------------------------------
Distributions to shareholders from (Note 1)
 Net investment income                                                (13,289,851)      (18,237,187)
 In excess of net investment income                                             0          (763,245)
 Tax basis return of capital                                             (950,184)         (472,154)
---------------------------------------------------------------------------------------------------
    Total distributions to shareholders                               (14,240,035)      (19,472,586)
---------------------------------------------------------------------------------------------------
Capital share transactions (Note 2)
 Proceeds from shares sold                                             44,210,094        78,243,761
 Payments for shares redeemed                                        (130,171,813)     (126,927,895)
 Net asset value of shares issued in reinvestment of dividends
  and distributions                                                     8,789,681        11,900,336
---------------------------------------------------------------------------------------------------
    Net decrease in net assets resulting from capital share
     transactions                                                     (77,172,038)      (36,783,798)
---------------------------------------------------------------------------------------------------
    Total decrease in net assets                                      (82,142,329)      (16,484,048)
Net assets
 Beginning of year                                                    310,791,488       327,275,536
---------------------------------------------------------------------------------------------------
 End of year [including accumulated distributions in excess of net investment income as follows: 1996--($399,985) and
  1995--($575,212)] (Note 1)                                        $ 228,649,159     $ 310,791,488
===================================================================================================

See Notes to Financial Statements.

PAGE 17
--------------------------------

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Keystone Quality Bond Fund (B-1) (the "Fund") is a Pennsylvania common law trust for which Keystone Management, Inc. ("KMI") is the Investment Manager and Keystone Investment Management Company ("Keystone") is the Investment Adviser. Keystone is a wholly-owned subsidiary of Keystone Investments, Inc. ("KII") and KMI is, in turn, a wholly-owned subsidiary of Keystone. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end investment company. The Fund seeks the highest possible income consistent with preservation of principal. The Fund invests primarily in high and investment grade corporate bonds, which possess a high degree of dependability of interest and principal payments.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Fund.

A. Valuation of Securities

U.S. Government obligations held by the Fund are valued at the mean between the over-the-counter bid and asked prices, as furnished by an independent pricing service. Listed corporate bonds, other fixed income securities, mortgage and other asset-backed securities, and other related securities are valued at prices provided by an independent pricing service. In determining value for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. Securities for which valuations are not available from an independent pricing service (including restricted securities) are valued at fair value as determined in good faith according to procedures established by the Board of Trustees.

  Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value. Short-term securities with greater than 60 days to maturity are valued at market value.

B. Repurchase Agreements

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with certain other Keystone funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or Federal Agency obligations.

  Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement.

C. Reverse Repurchase Agreements

The Fund enters into reverse repurchase agreements with qualified third-party broker-dealers. Interest on the value of reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with its custodian containing liquid assets having a value not less than the repurchase price (including accrued interest). If the counterparty to the transaction is rendered insolvent, the ultimate realiza-

PAGE 18
--------------------------------
Keystone Quality Bond Fund (B-1)

tion of the securities to be repurchased by the Fund may be delayed or limited.

D. Foreign Currency

The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currency amounts are translated into United States dollars as follows: market value of investments, assets and liabilities at the daily rate of exchange; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain (loss) resulting from changes in foreign currency exchange rates is a component of net unrealized appreciation (depreciation) on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain (loss) on foreign currency transactions.

E. Futures Contracts

In order to gain exposure to or protect against changes in security values, the Fund may buy and sell futures contracts.

  The initial margin deposited with a broker when entering into a futures transaction is subsequently adjusted by daily payments or receipts as the value of the contract changes. Such changes are recorded as unrealized gains or losses. Realized gains or losses are recognized upon closing the contract.

  Risks of entering into futures contracts include (i) the possibility of an illiquid market for the contract, (ii) the possibility that a change in value of the contract may not correlate with changes in the value of the underlying instrument or index, and (iii) the credit risk that the other party will not fulfill their obligations under the contract. Futures contracts also involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

F. Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabilities. Forward contracts are recorded at the forward rate and are marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain
(loss) on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward contracts involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

G. Security Transactions and Investment Income

Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes amortization of discounts.

H. Federal Income Taxes

The Fund has qualified and intends to qualify in the future as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Fund is relieved of any federal income tax liability by distributing all of its net tax-

PAGE 19
--------------------------------

able investment income and net taxable capital gains, if any, to its shareholders. The Fund also intends to avoid excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal income tax is required.

I. Distributions

The Fund distributes net investment income monthly and net capital gains, if any, at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

  Income and capital gains distributions to shareholders are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment for paydown gains (losses) and foreign currency transactions.

2. Capital Share Transactions

The Fund's Trust Agreement, as amended and restored, authorizes the issuance of an unlimited number of shares of beneficial interest with a par value of $1.00. Transactions in shares of the Fund were as follows:

                                     Year ended October 31,
                                      1996            1995
-------------------------------------------------------------
Shares sold                         2,902,677       5,215,666
Shares redeemed                    (8,577,419)     (8,523,861)
Shares issued in reinvestment
 of dividends and
 distributions                        581,588         799,017
-------------------------------------------------------------
Net decrease                       (5,093,154)     (2,509,178)
=============================================================

3. Securities Transactions

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) for the year ended October 31, 1996 were as follows:

                          Cost of         Proceeds
                         Purchases       from Sales
----------------------------------------------------
Non-U.S. Government     $309,095,323    $255,751,880
U.S. Government          282,174,491     402,430,535
====================================================

  The average daily balance of reverse repurchase agreements outstanding during the year ended October 31, 1996 was approximately $7,133,000 at a weighted average interest rate of 3.65%. The maximum amount of borrowing during the year was $17,694,856 (including accrued interest).

  As of October 31, 1996, the Fund has a capital loss carryover for federal income tax purposes of approximately $30,627,000 which expires as follows:
$2,251,000--1998; $20,145,000--2002; $6,153,000--2003; and $2,078,000--2004.

4. Distribution Plan

The Fund bears some of the costs of selling its shares under a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays its principal underwriter, Keystone Investment Distributors Company ("KIDC"), a wholly-owned subsidiary of Keystone, amounts which are calculated and paid daily.

  Under the Plan, the Fund pays a distribution fee amount which may not exceed 1.00% of the Fund's average daily net assets. Of that amount, 0.75% is used to pay distribution expenses and 0.25% may be used to pay service fees.

  Contingent deferred sales charges paid by redeeming shareholders may be paid to KIDC.

  The Plan may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the Fund. However,

PAGE 20
--------------------------------
Keystone Quality Bond Fund (B-1)

after the termination of the Plan, at the discretion of the Board of Trustees, payments to KIDC may continue as compensation for its services which had been earned while the Plan was in effect.

  KIDC intends, but is not obligated, to continue to pay distribution costs that exceed the current annual payments from the Fund. KIDC intends to seek full payment of such distribution costs from the Fund at such time in the future as, and to the extent that, payment thereof by the Fund would be within permitted limits.

  Total unpaid distribution costs at October 31, 1996 amounted to $9,151,321.

5. Investment Management Agreement and Other Affiliated Transactions

Under the terms of the Investment Management Agreement between KMI and the Fund, KMI provides investment management and administrative services to the Fund. In return, KMI is paid a management fee, computed and paid daily, at an annual rate of 2.00% of the Fund's gross investment income plus an amount determined by applying percentage rates starting at 0.50% and declining as net assets increase to 0.25% per annum, to the average daily net asset value of the Fund.

  KMI has entered into an Investment Advisory Agreement with Keystone under which Keystone provides investment advisory and management services to the Fund. In return for its services, Keystone receives an annual fee equal to 85% of the management fee received by KMI.

  During the year ended October 31, 1996, the Fund paid or accrued $23,191 to Keystone for certain accounting services. The Fund paid or accrued $627,068 to Keystone Investor Resource Center, Inc., a wholly-owned subsidiary of Keystone, for services rendered as the Fund's transfer and dividend disbursing agent.

  Certain officers and/or Directors of Keystone are also officers and/or Trustees of the Fund. Officers of Keystone and affiliated Trustees receive no compensation directly from the Fund.

6. Expense Offset Arrangement

The Fund has entered into an expense offset arrangement with its custodian. For the year ended October 31, 1996, the Fund incurred total custody fees of $142,613 and received a credit of $30,574 pursuant to this expense offset arrangement, resulting in a net custody expense of $112,039. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

7. Subsequent Distribution to Shareholders

A distribution from net investment income of $0.065 per share was declared payable on December 5, 1996 to shareholders of record November 25, 1996. This distribution is not reflected in the accompanying financial statements.

8. Agreement and Plan of Acquisition

On September 6, 1996, KII entered into an Agreement and Plan of Acquisition and Merger with First Union Corporation ("First Union") and First Union National Bank of North Carolina ("FUNB-NC") and certain other parties pursuant to which KII will be merged with and into a wholly-owned subsidiary of FUNB-NC. Subject to the receipt of required regulatory and shareholder approvals, the proposed merger is expected to take place in December 1996.

PAGE 21
--------------------------------

INDEPENDENT AUDITORS' REPORT

The Trustees and Shareholders
Keystone Quality Bond Fund (B-1)

We have audited the accompanying statement of assets and liabilities of Keystone Quality Bond Fund (B-1), including the schedule of investments, as of October 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the ten-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with the custodian and brokers. An audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Keystone Quality Bond Fund (B-1) as of October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the ten-year period then ended in conformity with generally accepted accounting principles.

                                                    KPMG Peat Marwick LLP

Boston, Massachusetts
November 29, 1996

PAGE 22
--------------------------------
Keystone Quality Bond Fund (B-1)

Federal Tax Status--Fiscal 1996 Distributions (Unaudited)

During the fiscal year ended October 31, 1996, distributions of $0.82 per share were paid in shares or cash. This total includes a nontaxable return of capital equal to $0.06 per share. The remaining dividends are taxable to shareholders as ordinary income in the year in which received by them or credited to their accounts and are not eligible for the corporate dividend received deduction.

  In January 1997, we will send you complete information on the distributions paid during the calendar year 1996 to help you in completing your federal tax return.

                               Keystone's Services
                                for Shareholders

 KEYSTONE AUTOMATED RESPONSE LINE (KARL)--Receive up-to-date account information on your balance, last transaction and recent Fund distribution. You may also process transactions such as investments, redemptions and exchanges using a touch-tone telephone as well as receive quotes on price, yield, and total return of your Keystone Fund. Call toll-free, 1-800-346-3858.

  EASY ACCESS TO INFORMATION ON YOUR ACCOUNT--Information about your Keystone account is available 24 hours a day through KARL. To speak with a Shareholder Services representative about your account, call toll-free 1-800-343-2898 between 8:00 A.M. and 6:00 P.M. Eastern time. Retirement Plan investors should call 1-800-247-4075.

  ADDITIONS TO YOUR ACCOUNT--You can buy additional shares for your account at any time, with no minimum additional investment.

  REINVESTMENT OF DISTRIBUTIONS--You can compound the return on your investment by automatically reinvesting your Fund's distributions at net asset value with no sales charge.

  EXCHANGE PRIVILEGE--You may move your money among funds in the same Keystone family quickly and easily for a nominal service fee. KARL gives you the added ability to move your money any time of day, any day of the week. Keystone offers a variety of funds with different investment objectives for your changing investment needs.

  ELECTRONIC FUNDS TRANSFER (EFT)-- Referred to as the "paper-less transaction," EFT allows you to take advantage of a variety of preauthorized account transactions, including automatic monthly investments and systematic monthly or quarterly withdrawals. EFT is a quick, safe and accurate way to move money between your bank account and your Keystone account.

  CHECK WRITING--Shareholders of Keystone Liquid Trust may exercise the check writing privilege to draw from their accounts.

  EASY REDEMPTION--KARL makes redemption services available to you 24 hours a day, every day of the year. The amount you receive may be more or less than your original account value depending on the value of fund shares at time of redemption.

  RETIREMENT PLANS--Keystone offers a full range of retirement plans, including IRA, SEP-IRA, profit sharing, money purchase, and defined contribution plans. For more information, please call Retirement Plan Services, toll-free at 1-800-247-4075.

  Keystone is committed to providing you with quality, responsive account service. We will do our best to assist you and your financial adviser in carrying out your investment plans.

PAGE 1
KEYSTONE QUALITY BOND FUND (B-1)
SEEKS GENEROUS INCOME AND CAPITAL PRESERVATION FROM HIGH QUALITY BONDS.

Dear Shareholder:

We are writing to report on the activities of Keystone Quality Bond Fund (B-1) for the six-month period which ended April 30, 1997. Following our letter is a discussion with your Fund's manager and complete financial information.

PERFORMANCE

Your Fund returned 0.80% for the six-month period and 5.92% for the twelve-month period which ended April 30, 1997. For the same periods, the Lehman Aggregate Bond Index-- a widely recognized index of corporate, government and mortgage securities-- returned 1.71% and 7.08%, respectively.
  We believe your Fund performed satisfactorily in a difficult interest rate environment, where interest rates rose in the first three months of the period and declined in the last three months.

MARKET ENVIRONMENT

While interest rates finished the period at approximately the same level at which they started, they experienced significant fluctuations during the six months. During the period, the yield of the benchmark 30-year U.S. Treasury bond swung from a low yield of 6.35% to a high yield of 7.17%. These fluctuations resulted from investors' responses to reports of spurts and slowdowns in economic growth. As investors monitored changes in economic activity, they adjusted their outlooks for future inflation and Federal Reserve interest rate policy, creating fluctuations in both interest rates and bond prices.

PORTFOLIO STRATEGY

We continued our strategy of focusing on bonds that would generate a high level of income and present attractive relative value. Throughout, we emphasized high credit quality. We downplayed strategies designed to anticipate interest rate movements. This was particularly appropriate in light of the interest rate environment over the past six months. As of April 30, 1997, the average maturity of the Fund's portfolio was 11.9 years.
  The Fund's structure reflects a thorough analysis of price relationships between various fixed-income sectors and securities, as well as their potential for capital appreciation. In terms of sectors, we invested primarily in corporate bonds, mortgage-backed and asset-backed securities and foreign government bonds, all of which tend to provide higher yields than U.S. government securities. All of the Fund's foreign transactions were currency-hedged into U.S. dollars to protect the portfolio from currency fluctuations. While your Fund also invested in U.S. government securities, it was usually done to maintain a neutral interest rate stance or to build liquidity in anticipation of opportunity in other fixed-income sectors.
  Keystone Quality Bond Fund (B-1) is designed for conservative, income-oriented investors. We invest in a selection of high quality fixed-income securities, which include among others, U.S. government obligations, mortgage-backed and asset-backed securities, and high quality corporate bonds. As of April 30, 1997 the average quality of the Fund was AA.

OUTLOOK

Going forward, we expect further strength in employment growth, disposable income and consumer confidence, which could lead to temporarily higher interest rates. Longer-term, we believe the Federal Reserve Board's dedication to prevent rising inflation will prove beneficial to fixed-income investors. We expect to see solid, yet tempered economic growth and low inflation to create a positive environment for high quality bonds.

                                 -- CONTINUED--

PAGE 2
KEYSTONE QUALITY BOND FUND (B-1)

  We appreciate your continued support of Keystone Quality Bond Fund (B-1). If you have any questions or comments about your investment, we encourage you to write to us.

Sincerely,

/s/ Albert H. Elfner, III                   (photo of       (photo of
Albert H. Elfner, III                        Albert H.       George S.
PRESIDENT                                   Elfner, III       Bissell
KEYSTONE INVESTMENT MANAGEMENT COMPANY     appears here)    appears here)

/s/ George S. Bissell
George S. Bissell
CHAIRMAN
KEYSTONE FUNDS


June 1997

                               A Discussion With
                               Your Fund Manager

                                  (photo of
                             Christopher P. Conkey
                                 appears here)

   CHRISTOPHER P. CONKEY IS CHIEF INVESTMENT OFFICER OF KEYSTONE'S FIXED INCOME GROUP AND WAS THE SENIOR PORTFOLIO MANAGER OF YOUR FUND FOR THE SIX-MONTH PERIOD ENDING APRIL 30, 1997. MR. CONKEY IS ASSISTED BY GARY
          PZEGEO, A KEYSTONE VICE PRESIDENT AND PORTFOLIO MANAGER.

Q WHAT DID INTEREST RATES DO OVER THE PAST SIX MONTHS?

A Interest rates fluctuated within a wide but well defined range, ending the period at about where they started. The driving force behind this movement was changing investor expectations of economic strength and its effect on future inflation.

Economic activity accelerated in both the fourth quarter of 1996 and the first quarter of 1997, raising concerns that stronger growth would stimulate future inflation. The Federal Reserve Board validated these concerns when it raised the Federal Funds rate by 1/4% in March 1997. The Federal Funds rate is the rate at which banks lend to each other overnight and is a benchmark for short-term interest rates. Despite this widespread anticipation of higher prices, inflation has remained well contained. However, we continue to monitor signs of upward pressure on wages.

Q WHAT STRATEGIES DID YOU USE IN MANAGING THE FUND?

A We continued to implement our strategy of emphasizing bonds that would maximize the yield of the Fund and avoided trying to anticipate interest rate movements. This was especially important over the last six months, as interest rates first fell and then rose, before finishing largely unchanged. We based our sector and security selections on relative value, as well as outlook for capital appreciation. We chose what we believed to be the optimal mix of U.S. government securities, corporate bonds, asset-backed and mortgage-backed securities and foreign government bonds.

Q SPECIFICALLY, HOW DID YOU ALLOCATE THE FUND'S ASSETS?

A In terms of sectors, we emphasized corporate bonds, mortgage-backed and asset-backed securities and foreign bonds. These sectors enhanced the income of the Fund. We selected each sector-- as well as the bonds within each sector-- based on relative value and the potential for capital appreciation. While we also invested in U.S. government securities, we used that sector primarily to maintain a neutral interest rate stance; and to enhance liquidity in anticipation of opportunity in other sectors.

 FUND PROFILE

 OBJECTIVE: Seeks generous income and capital preservation from high quality bonds.

 INCEPTION DATE: September 11, 1935

 AVERAGE MATURITY: 11.9 years

 NET ASSETS: $192,920,024

PAGE 4
KEYSTONE QUALITY BOND FUND (B-1)

During the period, 5%-15% of the Fund's net assets were invested in the government bonds of Canada, Germany, Spain and the United Kingdom. All of these transactions were currency-hedged. Foreign bonds outperformed many domestic investment alternatives. Providing higher yields and solid capital appreciation, they benefited from their countries' positive economic fundamentals which included declining fiscal deficits and low inflation. During the period, we took profits in the foreign sector and reallocated assets to U.S. government securities. At that time, we believed the U.S. offered better relative value and greater potential for declining interest rates.

Q WHAT IS YOUR OUTLOOK FOR THE NEXT SIX MONTHS?

A We believe that interest rates could rise over the near-term and decline longer-term. Employment, income growth and consumer activity continue to be strong; and investors remain concerned that this strength creates pressures for future inflation. With this sentiment in the market, we would not be surprised to see investors nudge interest rates higher. We also think the Federal Reserve Board may raise interest rates again, in a preemptive move to keep inflation low.

Longer-term, we think that economic activity will remain solid, but that there will be a tempering in its rate of growth. We expect inflation to be well-contained. Historically, a climate of steady economic growth and low inflation has provided a positive environment for bonds.

                            (Diamond appears here)

   THIS COLUMN IS INTENDED TO ANSWER QUESTIONS ABOUT YOUR FUND.
   IF YOU HAVE A QUESTION YOU WOULD LIKE ANSWERED, PLEASE WRITE TO:
                  EVERGREEN KEYSTONE INVESTMENT SERVICES, INC.
                        ATTN: SHAREHOLDER COMMUNICATIONS
                      201 SOUTH COLLEGE STREET, SUITE 400,
                           CHARLOTTE, N.C. 28288-1195

             Your Fund's
             Performance

(Chart appears here with the following head and plot points:)

Growth of an investment in
Keystone Quality Bond Fund (B-1)

                                  4/87    4/89    4/91    4/93    4/95    4/97

Reinvested Distributions     (Customer to fill in plot points)

Initial Investment

A $10,000 investment in Keystone Quality Bond Fund (B-1) made on April 30, 1987 with all distributions reinvested was worth $18,652 on April 30, 1997. Past performance is no guarantee of future results.


 SIX-MONTH PERFORMANCE          AS OF APRIL 30, 1997
 Total return*                                             0.80%
 Net asset value               10/31/96                   $15.19
                                4/30/97                   $14.92
 Dividends                                                 $0.39
 Capital gains                                              None

 * BEFORE DEDUCTION OF CONTINGENT DEFERRED SALES CHARGE (CDSC).

     HISTORICAL RECORD                  AS OF APRIL 30, 1997
                                            IF YOU     IF YOU DID
 CUMULATIVE TOTAL RETURN                   REDEEMED    NOT REDEEM
 1-year                                       2.92%        5.92%
 5-year                                      29.37%       29.37%
 10-year                                     86.52%       86.52%

 AVERAGE ANNUAL TOTAL RETURN
 1-year                                       2.92%        5.92%
 5-year                                       5.29%        5.29%
 10-year                                      6.43%        6.43%

 The "if you redeemed" returns reflect the deduction of the 3% contingent deferred sales charge for those investors who sold Fund shares after one calendar year. Investors who retained their fund investment earned the returns reported in the second column of the table.

 The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.
 You may exchange shares for another Keystone fund by phone or in writing. You may also exchange funds through the Evergreen Keystone Express Line. The Fund reserves the right to change or terminate the exchange offer.

PAGE 6
KEYSTONE QUALITY BOND FUND (B-1)

SCHEDULE OF INVESTMENTS-- APRIL 30, 1997 (UNAUDITED)

 PRINCIPAL
   AMOUNT                                        VALUE

FIXED INCOME (96.1%)
CORPORATE BONDS & NOTES (31.0%)
               AIRCRAFT (1.1%)
$  2,000,000   Boeing Co.,
                 7.88%, 4/15/43.............. $  2,080,060
               BANK & FINANCE (13.4%)
   2,000,000   ABN AMRO Holdings N.V.,
                 7.30%, 12/1/26..............    1,843,280
   3,500,000   AmSouth Bancorp., Subord. Deb.
                 6.75%, 11/1/25..............    3,378,375
   1,500,000   Associates Corp. North
                 America,
                 Sr. Notes,
                 7.63%, 3/1/00...............    1,535,205
   1,250,000   Commercial Credit Corp.
                 Putable Asset Trust,
                 6.45%, 10/18/99 (c).........    1,241,000
   2,000,000   Export Import Bank of Korea,
                 Notes,
                 7.10%, 3/15/07..............    2,001,800
   5,000,000   General Motors Acceptance
                 Corp.,
                 Notes,
                 7.13%, 5/1/01...............    5,009,050
   2,485,000   International Lease Finance
                 Corp.,
                 Notes,
                 6.25%, 10/15/00.............    2,440,543
   2,000,000   Mellon Bank Capital II,
                 8.00%, 1/15/27..............    1,960,860
   4,500,000   Sun Canada Financial Co.,
                 6.63%, 12/15/07 (c).........    4,275,180
   2,265,000   Wachovia Corp., Subord. Notes,
                 6.61%, 10/1/25..............    2,207,492
                                                25,892,785
               CONSUMER GOODS (1.8%)
   3,500,000   Mattel, Inc., Notes,
                 6.75%, 5/15/00..............    3,493,280
               DIVERSIFIED COMPANIES (0.6%)
   2,000,000   Grand Metro Investment Corp.,
                 Co. Gtd.,
                 0.00%, 1/6/04
                 (Eff. Yield 8.13%) (d)......    1,245,400
 PRINCIPAL
   AMOUNT                                        VALUE

CORPORATE BONDS & NOTES (CONTINUED)
               INSURANCE (1.2%)
$  2,000,000   AMBAC, Inc., Deb.,
                 9.38%, 8/1/11............... $  2,340,700
               OIL (5.2%)
   3,000,000   Occidental Petroleum Corp.,
                 Deb.,
                 10.13%, 9/15/09.............    3,609,120
   2,452,474   Oslo Seismic Services, Inc.,
                 1st Pfd. Mtg. Notes,
                 8.28%, 6/1/11 (c)...........    2,490,929
   4,000,000   Tennessee Gas Pipeline Co.,
                 Deb.,
                 7.50%, 4/1/17...............    3,964,966
                                                10,065,015
               RETAIL (1.3%)
   2,500,000   Kohl's Corp., Notes,
                 7.38%, 10/15/11.............    2,448,700
               TELECOMMUNICATIONS (1.8%)
   3,000,000   GTE Corp., Notes,
                 8.75%, 11/1/21..............    3,391,500
               TOBACCO (1.5%)
   3,000,000   Philip Morris Companies, Inc.,
                 Sr. Notes,
                 7.20%, 2/1/07...............    2,877,000
               TRANSPORTATION (1.5%)
   3,000,000   Golden State Petroleum
                 Transportation Corp., Deb.,
                 8.04%, 2/1/19 (c)...........    2,922,656
               UTILITIES (1.6%)
   2,000,000   Citizens Utilities Co.,
                 7.05%, 10/1/46..............    1,838,740
   1,250,000   Korea Electric & Power Corp.,
                 Deb.,
                 7.00%, 2/1/27...............    1,215,650
                                                 3,054,390
TOTAL CORPORATE BONDS & NOTES

 (COST-- $60,710,386)........................   59,811,486


SCHEDULE OF INVESTMENTS-- APRIL 30, 1997 (UNAUDITED)

 PRINCIPAL
   AMOUNT                                        VALUE
COLLATERALIZED MORTGAGE
  OBLIGATIONS (22.7%)
               Asset Securitization Corp.:
$  1,000,000     Series 1997-D4 Class A2,
                 7.41%, 4/14/27
                 (Est. Mat. 2011) (a)........ $  1,013,906
   1,416,414     Series 1996-D3 Class A3,
                 7.71%, 10/13/26
                 (Est. Mat. 2009) (a)........    1,426,594
     888,227   Criimi Mae Financial Corp.,
                 Series 1 Class A,
                 7.00%, 1/1/33,
                 (Est. Mat. 2005) (a)........      847,424
               FHLMC:
   3,500,000     Series 1701 Class PH,
                 6.50%, 3/15/09
                 (Est. Mat. 2005) (a)........    3,377,500
   1,650,000     Series 117 Class G,
                 8.50%, 1/15/21
                 (Est. Mat. 2009) (a)........    1,718,146
               FNMA REMIC Trust:
   3,500,000     Series 1996-17 Class A,
                 6.00%, 8/25/04
                 (Est. Mat. 2002) (a)........    3,352,344
   2,800,000     Series 1993-156 Class B,
                 6.50%, 4/25/18
                 (Est. Mat. 2003) (a)........    2,649,500
   5,000,000     Series 1993-G09 Class H,
                 7.00%, 12/25/20
                 (Est. Mat. 2004) (a)........    4,846,875
   2,500,000     Series 1993-38 Class L,
                 5.00%, 8/25/22
                 (Est. Mat. 2007) (a)........    2,076,550
   1,850,000   GS Mortgage Security Corp.,
                 Series 1996-PL Class A2,
                 7.41%, 2/15/27
                 (Est. Mat. 2006) (a)........    1,794,789
   2,997,109   Independent National Mortgage
                 Corp.,
                 Series 1997-A Class A,
                 7.84%, 11/1/26
                 (Est. Mat. 2006) (a)........    2,929,674
   1,317,367   KS Mortgage Capital LP,
                 Series 1995-1 Class A1,
                 7.04%, 4/20/02
                 (Est. Mat. 1999) (a) (c)....    1,314,897

 PRINCIPAL
   AMOUNT                                        VALUE


COLLATERALIZED MORTGAGE
  OBLIGATIONS (CONTINUED)
$  2,700,000   Merrill Lynch Trust,
                 Series 35 Class G,
                 8.45%, 11/1/18
                 (Est. Mat. 2007) (a)........ $  2,826,549
   1,000,000   Morgan Stanley Capital I,
                 Series 1996-WF Class 1B,
                 6.59%, 11/15/28
                 (Est. Mat. 2005) (a) (c)....      949,062
   1,106,788   Paine Webber Mortgage
                 Acceptance Corp. IV,
                 Series 1993-5 Class A3,
                 6.88%, 6/25/08
                 (Est. Mat. 1998) (a)........    1,104,713
   3,000,000   RASTA,
                 Series 1996-AS Class A3,
                 7.75%, 9/25/26
                 (Est. Mat. 1999) (a)........    3,003,517
   3,500,000   Residential Accredit Loans,
                 Inc.,
                 Series 1996-QS4 Class AI10,
                 7.90%, 8/25/26
                 (Est. Mat. 2014) (a)........    3,496,582
   2,212,212   Residential Funding Corp.,
                 Series 1994-S15 Class A1,
                 7.75%, 7/25/24
                 (Est. Mat. 1998) (a)........    2,219,114
   2,793,863   Ryland Acceptance Corp.,
                 Series 1988-E, 2 PAC,
                 7.95%, 1/1/19
                 (Est. Mat. 2005) (a)........    2,800,848

TOTAL COLLATERALIZED MORTGAGE
  OBLIGATIONS (COST-- $44,099,671)...........   43,748,584

ASSET-BACKED SECURITIES (16.2%)
   2,000,000   Auto Receivables Trust,
                 Series 1995-D,
                 6.40%, 4/20/03..............    1,981,945
   1,000,000   ContiMortgage Home Equity
                 Loans, Inc.,
                 Series 1996-4 Class A9,
                 6.88%, 1/15/28..............      967,870
   3,100,000   CoreStates Home Equity Trust,
                 Series 1996-1 Class A4,
                 7.00%, 6/15/12..............    3,019,594
   4,400,000   Ford Credit Auto Owner Trust,
                 Series 1996-B Class A4,
                 6.30%, 1/15/01..............    4,378,000

PAGE 8
KEYSTONE QUALITY BOND FUND (B-1)

SCHEDULE OF INVESTMENTS-- APRIL 30, 1997 (UNAUDITED)

 PRINCIPAL
   AMOUNT                                        VALUE
ASSET-BACKED SECURITIES (CONTINUED)
$  4,000,000   Headlands Mortgage Securities,
                 Inc., Series 1997-2 Class
                 A10,
                 7.75%. 5/25/27.............. $  4,012,500
               Merrill Lynch Mortgage Investors, Inc.:
         371     Series 1991-D Class A,
                 9.00%, 7/15/11..............          378
   3,420,522     Series 1991-G Class B,
                 9.15%, 10/15/11.............    3,566,955
   1,867,508     Series 1992-B Class B,
                 8.50%, 4/15/12..............    1,906,015
   2,170,712     Series 1992-D Class B,
                 8.50%, 6/15/17..............    2,236,593
   3,000,000   Olympic Auto Receivables,
                 Series 1996-C,
                 6.80%, 3/15/02..............    3,008,130
   3,300,000   Southern Pacific Secured
                 Assets Corp.,
                 Series 1996-3 Class A4,
                 7.60%, 10/25/27.............    3,262,875
     765,000   University Support Services,
                 Inc.,
                 Series 1992-D,
                 9.07%, 11/1/07..............      764,522
   2,100,000   World Omni Automobile
                 Lease Trust,
                 Series 1997 Class A4,
                 6.90%, 5/5/20...............    2,114,112

TOTAL ASSET-BACKED SECURITIES
  (COST-- $30,926,386).......................   31,219,489

UNITED STATES GOVERNMENT
  (AND AGENCY) ISSUES (13.3%)
   1,000,000   FHLB, Deb.,
                 8.70%, 1/12/05..............    1,014,530
               FHLMC:
   2,250,000     Deb.,
                 6.70%, 1/5/07...............    2,211,322
   2,000,000     Deb.,
                 7.80%, 9/12/16..............    2,029,380

 PRINCIPAL
   AMOUNT                                        VALUE


UNITED STATES GOVERNMENT
  (AND AGENCY) ISSUES (CONTINUED)
               U.S. Treasury Bonds:
$  1,000,000     6.50%, 11/15/26............. $    939,220
   1,200,000     7.88%, 2/15/21..............    1,311,744
               U.S. Treasury Notes:
   1,600,000     6.50%, 10/15/06.............    1,573,744
  16,500,000     6.63%, 3/31/02..............   16,530,855

TOTAL UNITED STATES GOVERNMENT
  (AND AGENCY) ISSUES
  (COST-- $25,607,659).......................   25,610,795


FOREIGN BONDS (NON U.S. DOLLARS) (8.3%)
7,250,000 CD   Canadian Government, Deb.,
                 8.75%,12/1/05...............    5,926,110
               Germany (Republic of), Deb.:
6,652,000 DM   6.50%, 7/15/03................    4,100,364
9,750,000 DM   6.88%, 5/12/05................    6,080,942

TOTAL FOREIGN BONDS (NON U.S.
  DOLLARS) (COST-- $17,577,850)..............   16,107,416


MORTGAGE-BACKED SECURITIES (3.1%)
$      7,633   FHLMC Pool #303865,
                 8.50%, 10/1/97..............        7,865
   6,220,971   FNMA Pool #303664,
                 6.50%, 12/1/08..............    6,076,458

TOTAL MORTGAGE-BACKED SECURITIES
  (COST-- $6,242,370)........................    6,084,323

FOREIGN BONDS (U.S. DOLLARS) (1.5%)
  (COST-- $3,098,550)
   3,000,000   Bayer Corp., Notes,
                 7.13%, 10/1/15 (c)..........    2,838,000
TOTAL FIXED INCOME
  (COST-- $188,262,872)......................  185,420,093

SCHEDULE OF INVESTMENTS-- APRIL 30, 1997 (UNAUDITED)

 PRINCIPAL
   AMOUNT                                        VALUE


REPURCHASE AGREEMENT (2.6%)
  (COST-- $4,961,000)
$  4,961,000   Keystone Joint Repurchase Agreement,
                 (Investments in repurchase agreements
                 in a joint trading account,
                 purchased 4/30/97, maturity
                 value $4,961,758)
                 5.50%, 5/1/97 (b)..........  $  4,961,000


                                                 VALUE


TOTAL INVESTMENTS
  (COST-- $193,223,872)               98.7%   $190,381,093

OTHER ASSETS AND LIABILITIES--
  NET                               1.3%         2,538,931

NET ASSETS                       100.0%       $192,920,024


 (a) The estimated maturity of a Collateralized Mortgage Obligation ("CMO") is based on current and projected prepayment rates. Changes in interest rates can cause the estimated maturity to differ from the listed dates.
 (b) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at April 30, 1997.
 (c) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Federal Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
 (d) Effective yield (calculated at date of purchase) is the yield at which the bond accretes on an annualized basis until maturity date.

LEGEND OF PORTFOLIO ABBREVIATIONS:
CD-- Canadian Dollar
DM-- German Deutsche Mark
FHLB-- Federal Home Loan Bank
FHLMC-- Federal Home Loan Mortgage Corporation
FNMA-- Federal National Mortgage Association
PAC-- Planned Amortization Class
RASTA-- Residential Asset Securitization Trust Association
REMIC-- Real Estate Mortgage Investment Conduit
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

      EXCHANGE                                                               U.S. $ VALUE AT    IN EXCHANGE     UNREALIZED
        DATE                                                                 APRIL 30, 1997     FOR U.S. $     APPRECIATION

Foward Foreign Currency Exchange Contracts to Sell:
                       Contracts to Deliver
5/9/97                 18,688,000 German Deutsche Marks                         10,797,750      11,409,941       $612,191
5/27/97                8,530,350 Canadian Dollars                                6,117,884       6,303,835        185,951
                                                                                                                 $798,142

SEE NOTES TO FINANCIAL STATEMENTS.

PAGE 10
KEYSTONE QUALITY BOND FUND (B-1)

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                            SIX MONTHS
                              ENDED
                          APRIL 30, 1997                                   YEAR ENDED OCTOBER 31,
                           (UNAUDITED)        1996       1995       1994       1993       1992       1991       1990       1989
NET ASSET VALUE BEGINNING
  OF PERIOD                    $15.19         $15.42     $14.44     $16.40     $15.92     $15.92     $15.11     $15.85     $15.71
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income            0.38           0.75       0.87       0.76       0.96       1.04       1.08       1.11       1.21
Net realized and
  unrealized gain (loss)
  on investments
  and foreign currency
  related transactions          (0.26)         (0.16)      1.05      (1.76)      0.66       0.15       0.99      (0.53)      0.25
Total from investment
  operations                     0.12           0.59       1.92      (1.00)      1.62       1.19       2.07       0.58       1.46
LESS DISTRIBUTIONS FROM:
Net investment income           (0.39)         (0.76)     (0.87)     (0.76)     (0.96)     (1.04)     (1.08)     (1.18)     (1.32)
In excess of net
  investment income                 0              0      (0.05)     (0.09)     (0.18)     (0.15)     (0.18)     (0.14)         0
Tax basis return of
  capital                           0          (0.06)     (0.02)     (0.11)         0          0          0          0          0
Total distributions             (0.39)         (0.82)     (0.94)     (0.96)     (1.14)     (1.19)     (1.26)     (1.32)     (1.32)
NET ASSET VALUE END OF
  PERIOD                       $14.92         $15.19     $15.42     $14.44     $16.40     $15.92     $15.92     $15.11     $15.85
TOTAL RETURN (A)                 0.80%          3.99%     13.69%     (6.27%)    10.50%      7.71%     14.09%      3.93%      9.82%
RATIOS/SUPPLEMENTAL DATA
Ratios to average net
  assets:
  Total expenses                 2.01%(b)       1.95%      1.96%      1.86%      1.94%      2.01%      2.04%      1.95%      1.82%
  Expenses excluding
    indirectly paid
    expenses                     2.00%(b)       1.93%      1.94%        --         --         --         --         --         --
  Net investment income          5.09%(b)       5.06%      5.86%      5.05%      5.85%      6.40%      6.95%      7.45%      7.61%
Portfolio turnover rate            99%           231%       244%       169%       190%       102%       158%       117%       116%
NET ASSETS END OF PERIOD
  (THOUSANDS)                $192,920       $228,649   $310,791   $327,276   $458,925   $456,912   $453,528   $408,330   $462,425


                              1988

NET ASSET VALUE BEGINNING
  OF PERIOD                   $15.52
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income           1.19
Net realized and
  unrealized gain (loss)
  on investments
  and foreign currency
  related transactions          0.32
Total from investment
  operations                    1.51
LESS DISTRIBUTIONS FROM:
Net investment income          (1.32)
In excess of net
  investment income                0
Tax basis return of
  capital                          0
Total distributions            (1.32)
NET ASSET VALUE END OF
  PERIOD                      $15.71
TOTAL RETURN (A)               10.09%
RATIOS/SUPPLEMENTAL DATA
Ratios to average net
  assets:
  Total expenses                1.64%
  Expenses excluding
    indirectly paid
    expenses                      --
  Net investment income         7.49%
Portfolio turnover rate          153%
NET ASSETS END OF PERIOD
  (THOUSANDS)               $447,454

 (a) Excluding applicable sales charges.

(b) Annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1997 (UNAUDITED)

ASSETS
 Investments at market value
   (identified cost-- $193,223,872)             $190,381,093
 Cash                                                 37,094
 Foreign currency (cost-- $3,505)                      3,492
 Receivable for investments sold                   7,063,719
 Interest receivable                               2,595,196
 Net unrealized appreciation on forward
   foreign
   currency exchange contracts                       798,142
 Receivable for closed forward foreign
   currency
   exchange contracts                                 72,557
 Receivable for Fund shares sold                       9,747
 Prepaid expenses and other assets                    91,815
   Total assets                                  201,052,855
LIABILITIES
 Payable for investments purchased                 7,082,738
 Payable for Fund shares redeemed                    516,018
 Distributions to shareholders                       311,189
 Distribution fees payable                           150,764
 Due to related parties                               36,387
 Accrued expenses and other liabilities               35,735
   Total liabilities                               8,132,831
NET ASSETS                                      $192,920,024
NET ASSETS REPRESENTED BY
 Paid-in capital                                $223,406,039
 Accumulated distributions in excess of net
   investment income                                (452,062)
 Accumulated net realized loss on investments
   and foreign currency related transactions     (27,921,856)
 Net unrealized depreciation on investments
   and foreign currency related transactions      (2,112,097)
   Total net assets                             $192,920,024
NET ASSET VALUE PER SHARE
 Net assets of $192,920,024 4 12,927,464
   shares outstanding                           $      14.92

STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)

INVESTMENT INCOME
 Interest (net of withholding taxes
   of $2,920)                                        $7,446,588
EXPENSES
 Distribution Plan expenses           $1,048,603
 Management fee                          641,936
 Transfer agent fees                     276,715
 Custodian fees                           62,086
 Professional fees                        21,869
 Trustees' fees and expenses              19,998
 Other                                    43,670
   Total expenses                      2,114,877
   Less: Expenses paid indirectly        (13,174)
 Net expenses                                         2,101,703
 Net investment income                                5,344,885
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCY RELATED TRANSACTIONS
 Net realized gain on:
   Investments                         2,043,813
   Foreign currency related
     transactions                      1,342,440
 Net realized gain on investments
   and foreign currency related
   transactions                                       3,386,253
 Net change in unrealized
   appreciation (depreciation) on:
   Investments                        (7,628,379)
   Foreign currency related
     transactions                        689,048
 Net change in unrealized
   appreciation (depreciation) on
   investments and foreign currency
   related transactions                              (6,939,331)
 Net realized and unrealized loss on
   investments and foreign currency
   related transactions                              (3,553,078)
 Net increase in net assets
   resulting from operations                         $1,791,807

SEE NOTES TO FINANCIAL STATEMENTS.

PAGE 12
KEYSTONE QUALITY BOND FUND (B-1)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          SIX MONTHS
                                                                                            ENDED
                                                                                        APRIL 30, 1997       YEAR ENDED
                                                                                         (UNAUDITED)      OCTOBER 31, 1996
OPERATIONS
  Net investment income                                                                  $  5,344,885       $ 13,390,061
  Net realized gain (loss) on investments and foreign currency related transactions         3,386,253         (2,183,664)
  Net change in unrealized appreciation (depreciation) on investments and foreign
     currency related transactions                                                         (6,939,331)        (1,936,653)
     Net increase in net assets resulting from operations                                   1,791,807          9,269,744
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income                                                                    (5,396,962)       (13,289,851)
  Tax basis return of capital                                                                       0           (950,184)
     Total distributions to shareholders                                                   (5,396,962)       (14,240,035)
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                                                                13,436,496         44,210,094
  Payments for shares redeemed                                                            (48,890,087)      (130,171,813)
  Net asset value of shares issued in reinvestment of dividends and distributions           3,329,611          8,789,681
     Net decrease in net assets resulting from capital share transactions                 (32,123,980)       (77,172,038)
       Total decrease in net assets                                                       (35,729,135)       (82,142,329)
NET ASSETS
  Beginning of period                                                                     228,649,159        310,791,488
  End of period [including accumulated distributions in excess of net investment
     income as follows: 1997-- ($452,062) and 1996-- ($399,985)]                         $192,920,024       $228,649,159

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Keystone Quality Bond Fund (B-1) (the "Fund") is a Pennsylvania common law trust for which Keystone Investment Management Company ("Keystone") is the Investment Adviser and Manager. Keystone was formerly a wholly-owned subsidiary of Keystone Investments, Inc. ("KII") and is currently a subsidiary of First Union Keystone, Inc. First Union Keystone, Inc. is a wholly-owned subsidiary of First Union National Bank of North Carolina which in turn is a wholly-owned subsidiary of First Union Corporation ("First Union"). The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end investment management company. The Fund's investment objective is to provide the highest possible income consistent with preservation of principal.
  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Fund.

A. VALUATION OF SECURITIES

U.S. Government obligations held by the Fund are valued at the mean between the over-the-counter bid and asked prices as furnished by an independent pricing service. Listed corporate bonds, other fixed-income securities, mortgage and other asset-backed securities, and other related securities are valued at prices provided by an independent pricing service. In determining value for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Securities for which valuations are not available from an independent pricing service (including restricted securities) are valued at fair value as determined in good faith according to procedures established by the Board of Trustees.
  Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value. Short-term securities with greater than 60 days to maturity are valued at market value.

B. REPURCHASE AGREEMENTS

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with certain other Keystone funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or Federal Agency obligations.
  Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement.

C. REVERSE REPURCHASE AGREEMENTS

The Fund enters into reverse repurchase agreements with qualified third-party broker-dealers. Interest on the value of reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with its custodian containing liquid assets having a value not less than the repurchase price (including accrued interest). If the counterparty to the transaction is rendered insolvent, the ultimate realization of the securities to be repurchased by the Fund may be delayed or limited.

D. FOREIGN CURRENCY

The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currency amounts are translated into United States dollars as follows:

PAGE 14
KEYSTONE QUALITY BOND FUND (B-1)

market value of investments, assets and liabilities at the daily rate of exchange; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain (loss) resulting from changes in foreign currency exchange rates is a component of net unrealized appreciation (depreciation) on investments and foreign currency related transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain
(loss) on foreign currency related transactions.

E. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabilities. Forward contracts are recorded at the forward rate and marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain (loss) on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward contracts involve elements of market risk in excess of the amounts reflected in the statement of assets and liabilities.

F. SECURITY TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes amortization of discounts.

G. FEDERAL INCOME TAXES

The Fund has qualified and intends to qualify in the future as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Fund is relieved of any federal income tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. The Fund also intends to avoid excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal income taxes is required.

H. DISTRIBUTIONS

The Fund distributes net investment income monthly and net capital gains, if any, at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.
  Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment for paydown gains (losses) and foreign currency related transactions for income tax purposes that have been recognized for financial statement purposes.

2. CAPITAL SHARE TRANSACTIONS

The Fund's Trust Agreement, as amended and restated, authorizes the issuance of an unlimited number of shares of beneficial interest with a par value of $1.00. Transactions in shares of the Fund were as follows:

                                SIX MONTHS
                                  ENDED          YEAR ENDED
                                 4/30/97          10/31/96
Shares sold                        889,910         2,902,677
Shares redeemed                 (3,240,696)       (8,577,419)
Shares issued in
  reinvestment of
  dividends and
  distributions                    222,503           581,588
Net decrease                    (2,128,283)       (5,093,154)

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the six months ended April 30, 1997:

                              COST OF       PROCEEDS FROM
                             PURCHASES          SALES
Non-U.S. Government         $103,862,951    $ 148,886,635
U.S. Government               99,782,061       89,637,339

  The average daily balance of reverse repurchase agreements outstanding during the six months ended April 30, 1997 was approximately $4,320,000 at a weighted average interest rate of 4.59%. The maximum amount of borrowing during the six months ended April 30, 1997 was $11,290,271 (including accrued interest).
  As of October 31, 1996, the Fund had a capital loss carryover for federal income tax purposes of approximately $30,627,000 which expires as follows:
$2,251,000-- 1998; $20,145,000-- 2002; $6,153,000-- 2003 and $2,078,000-- 2004.

4. DISTRIBUTION PLANS

The Fund bears some of the costs of selling its shares under a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays its principal underwriter amounts which are calculated and paid monthly.
  On December 11, 1996, the Fund entered into a principal underwriting agreement with Evergreen Keystone Distributor, Inc. (formerly, Evergreen Funds Distributor, Inc.) ("EKD"), a wholly-owned subsidiary of The BISYS Group Inc. Prior to December 11, 1996, Evergreen Keystone Investment Services, Inc. (formerly, Keystone Investment Distributors Company) ("EKIS"), a wholly-owned subsidiary of Keystone, served as the Fund's principal underwriter.
  Under the Plan, the Fund pays a distribution fee which may not exceed 1.00% of the Fund's average daily net assets. Of that amount, 0.75% is used to pay distribution expenses and 0.25% may be used to pay service fees.
  Contingent deferred sales charges paid by redeeming shareholders are paid to EKD or its predecessor.
  The Plan may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the Fund. However, after the termination of the Plan, and at the discretion of the Independent Trustees, payments to EKIS and/or EKD may continue as compensation for services which had been earned while the Plan was in effect.
  EKD intends, but is not obligated, to continue to pay distribution costs that exceed the current annual payments from the Fund. EKD intends to seek full payment of such distribution costs from the Fund at such time in the future as, and to the extent that, payment thereof would be within permitted limits.
  At April 30, 1997 total unpaid distribution costs were $8,422,778.

5. INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND OTHER AFFILIATED
TRANSACTIONS

Under an investment advisory and management agreement dated December 11, 1996, Keystone serves as the Investment Adviser and Manager to the Fund. Keystone provides the Fund with investment advisory and management services. In return, Keystone is paid a management fee, computed at an annual rate of 2.00%

PAGE 16
KEYSTONE QUALITY BOND FUND (B-1)

of the Fund's gross investment income plus an amount determined by applying percentage rates starting at 0.50% and declining as net assets increase to 0.25% per annum, to the average daily net asset value of the Fund.
  Prior to December 11, 1996, Keystone Management, Inc. ("KMI"), a wholly-owned subsidiary of Keystone, served as Investment Manager to the Fund and provided investment management and administrative services. Under an investment advisory agreement between KMI and Keystone, Keystone served as the Investment Adviser and provided investment advisory and management services to the Fund. In return for its services, Keystone received an annual fee equal to 85% of the management fee received by KMI.
  During the six months ended April 30, 1997, the Fund paid or accrued $14,382 to Keystone for certain accounting services. Evergreen Keystone Service Company (formerly, Keystone Investor Resource Center, Inc.), a wholly-owned subsidiary of Keystone, serves as the Fund's transfer and dividend disbursing agent.
  Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.

6. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an expense offset arrangement with its custodian. For the six months ended April 30, 1997, the Fund incurred total custody fees of $62,086 and received a credit of $13,174 pursuant to this expense offset arrangement, resulting in a net custody expense of $48,912. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

ADDITIONAL INFORMATION
(UNAUDITED)

Shareholders of the Fund considered and acted upon the proposals listed below at a special meeting of shareholders held Monday, December 9, 1996. In addition, below each proposal are the results of that vote.

1. TO ELECT THE FOLLOWING TRUSTEES:

                                  AFFIRMATIVE     WITHHELD
  Frederick Amling                  9,563,926       326,591
  Laurence B. Ashkin                9,559,675       330,842
  Charles A. Austin III             9,564,546       325,971
  Foster Bam                        9,561,429       329,088
  George S. Bissell                 9,557,891       332,626
  Edwin D. Campbell                 9,564,531       325,986
  Charles F. Chapin                 9,564,296       326,221
  K. Dun Gifford                    9,566,511       324,006
  James S. Howell                   9,563,039       327,478
  Leroy Keith, Jr.                  9,563,551       326,966
  F. Ray Keyser                     9,563,661       326,856
  Gerald M. McDonnell               9,565,174       325,343
  Thomas L. McVerry                 9,564,296       326,221
  William Walt Pettit               9,562,124       328,393
  David M. Richardson               9,564,660       325,857
  Russell A. Salton, III M.D.       9,563,049       327,468
  Michael S. Scofield               9,566,481       324,036
  Richard J. Shima                  9,564,645       325,872
  Andrew J. Simons                  9,558,242       332,275

2. TO APPROVE AN INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT BETWEEN THE FUND AND KEYSTONE INVESTMENT MANAGEMENT COMPANY:

  Affirmative            9,363,597
  Against                  187,893
  Abstain                  339,027

                                     KEYSTONE
                                FAMILY OF FUNDS
                            (Diamond appears here)
                              Balanced Fund (K-1)
                          Diversified Bond Fund (B-2)
                          Growth and Income Fund (S-1)
                          High Income Bond Fund (B-4)
                            International Fund Inc.
                                  Liquid Trust
                           Mid-Cap Growth Fund (S-3)
                         Precious Metals Holdings, Inc.
                            Quality Bond Fund (B-1)
                        Small Company Growth Fund (S-4)
                          Strategic Growth Fund (K-2)
                                 Tax Free Fund

This report was prepared primarily for the information of the Fund's shareholders. It is authorized for distribution if preceded or accompanied by the Fund's current prospectus. The prospectus contains important information about the Fund including fees and expenses. Read it carefully before you invest or send money. For a free prospectus on other Evergreen Keystone funds, contact your financial adviser or call Evergreen Keystone.

(Logo appears here
Evergreen Keystone
      Funds)

   P.O. Box 2121                                   (Recycle logo appears here)
   Boston, Massachusetts 02106-2121

B1-R REV01
6/97

                                    KEYSTONE

                (Photo of senior citizens with bikes appears here)

                                     QUALITY
                                BOND FUND (B-1)

                               (Logo appears here
                                Evergreen Keystone
                                     Funds)

                                SEMI-ANNUAL REPORT
                                 APRIL 30, 1997

PAGE 1
KEYSTONE DIVERSIFIED BOND FUND (B-2)
SEEKS GENEROUS INCOME AND CAPITAL PRESERVATION FROM A BROAD SPECTRUM OF BONDS.

Dear Shareholder:

We are pleased to report on the performance of Keystone Diversified Bond Fund (B-2) for the 12-month fiscal year that ended on August 31, 1997. Following our report, we have included a discussion with your Fund's manager and complete financial information.

PERFORMANCE

Your Fund returned 12.25% for the 12-month period that ended on August 31, 1997. The Lehman Aggregate Bond Index, a broad based index of corporate, government and mortgage-backed securities, returned 10.00% for the same
12-month period.
  We believe your Fund performed very well during the year. This strong performance was achieved by following an active management strategy that emphasizes research into sectors and individual bond issues while avoiding attempts to anticipate interest rate shifts.

ENVIRONMENT

During the year, the U.S. economy was marked by moderate growth, restrained inflation and, despite some short-term volatility caused by periodic concerns about either inflation or recession, interest rates that tended to trade in a well-defined range. Within this relatively healthy environment, corporate bonds and mortgage-backed securities tended to outperform low risk government bonds, and high yield securities outperformed investment grade corporate bonds.
  Internationally, we witnessed solid economic growth, although the rate of growth was somewhat slower in Japan and Europe. While foreign interest rates tended to trend downward, returns from unhedged foreign investments tended to be limited by the strength of the U.S. dollar.

STRATEGY

During the period, Fund management emphasized corporate bonds and mortgage-backed securities because of the health of the U.S. economy and the strength of corporate earnings. More than half the portfolio (56%) was allocated to corporate bonds at the end of the period. In the investment grade bond area, the Fund emphasized the finance sector, which benefited from the low inflation environment. In the high yield area, the Fund emphasized highly liquid, better quality securities from non-cyclical industries. High yield bonds tended to outperform other sectors during the year, and as the year progressed your Fund took profits from high yield bonds and re-allocated assets to other areas, reducing the high yield commitment from about 30% to about 26% of net assets.
  The Fund also invested in foreign opportunities, with about 13% of net assets in foreign bonds at the end of the fiscal year. All foreign investments, however, were either hedged or denominated in the U.S. dollar, to minimize currency risk.
  Throughout the year, the Fund minimized interest-rate anticipation as a key component of its strategy. With interest rate volatility low and relatively stable rates, little benefit was seen in trying to anticipate the direction of rates.
  At the conclusion of the fiscal year on August 31, 1997, average weighted maturity was 11.4 years, and average credit quality was A.

                                 -- CONTINUED--

PAGE 2
KEYSTONE DIVERSIFIED BOND FUND (B-2)

OUTLOOK

Looking toward the future, we expect a general environment of moderate growth to continue. However, the major uncertainty facing the market is whether cyclical inflation pressures will rise. If this occurs, it is possible the Federal Reserve Board may again raise short-term rates, as it did in March, to stave off inflation.
  Given this outlook, fund management intends to keep the fund well positioned for an environment of growth, seeking relative values in the corporate and mortgage-backed security areas, while limiting the exposure to short-term interest rate volatility.
  Thank you for your support of Keystone Diversified Bond Fund (B-2).

Sincerely,

Albert H. Elfner, III
CHAIRMAN
KEYSTONE INVESTMENT MANAGEMENT CO.

George S. Bissell
CHAIRMAN OF THE BOARD
KEYSTONE FUNDS


(photo of Albert H. Elfner, III)         (photo of George S. Bissell)

    ALBERT H. ELFNER, III                    GEORGE S. BISSELL

October 1997

                               A Discussion With
                              Your Fund's Manager
                        (photo of Christopher P. Conkey)

   CHRISTOPHER P. CONKEY IS CHIEF INVESTMENT OFFICER OF KEYSTONE'S FIXED INCOME GROUP AND THE PORTFOLIO MANAGER OF YOUR FUND. A CHARTERED FINANCIAL ANALYST, MR. CONKEY HAS 14 YEARS OF EXPERIENCE MANAGING FIXED-INCOME INVESTMENTS. HE HOLDS A BA IN ECONOMICS FROM CLARK UNIVERSITY AND AN MBA IN FINANCE FROM BOSTON UNIVERSITY. MR. CONKEY IS SUPPORTED IN MANAGING THE FUND BY RICHARD CRYAN, A KEYSTONE SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER WHO SPECIALIZES IN MANAGING HIGH YIELD BOND PORTFOLIOS.


 WHAT WAS THE ENVIRONMENT LIKE DURING THE YEAR?

If you looked back over the 12 months in the United States, you would see a period of moderate growth, low inflation, stable monetary policy and excellent credit conditions. Interest rates traded within a very well defined range. However, there was significant short-term volatility within the period. Over the full year, interest rates, as reflected by the 30-year U.S. Treasury bond, went from 7.12% on August 31, 1996 to 6.61% on August 31, 1997. During the year, spreads tightened, meaning the difference narrowed between interest rates paid by one type of bond and another.

Long-term rates declined more than short-term rates, and rates paid by high yield corporate bonds declined more than rates paid by investment grade bonds or government bonds.
  When you consider the low inflation of the period, bond returns were very attractive, with low volatility.

WHAT KIND OF INVESTMENT TACTICS DID YOU EMPLOY DURING THE PERIOD?

We use an active management style, and we look for areas in the fixed income markets where we can find relative value. During the year, there was very little opportunity to take advantage of trends in interest rates, and we didn't try to anticipate in which direction rates might move. As a consequence, Treasury bonds tended to be de-emphasized. Rather, we focused on sector and issue selection and international opportunities. In particular, we focused on credit opportunities in the corporate area, as well as in mortgage-backed securities. We tended to emphasize corporate bonds, both investment grade and high yield, which together accounted for about 56% of the portfolio at the end of the year. In the investment grade area, we tended to emphasize debt from the finance sector, which benefited from the environment of stable growth and low inflation. In the high yield area, we tended to emphasize liquid, better quality securities.

PORTFOLIO ALLOCATIONS                                            AUGUST 31, 1997
CREDIT QUALITY (AS A PERCENTAGE OF PORTFOLIO ASSETS)
(pie chart with following plot points)
Not rated        1.33%
AAA             33.93%
AA              10.39%
A               13.09%
BBB             14.51%
BB              12.45%
B               14.30%


PORTFOLIO ALLOCATIONS ARE SUBJECT TO CHANGE.

PAGE 4
KEYSTONE DIVERSIFIED BOND FUND (B-2)

We had our greatest high yield weightings in the cable and media areas, which we believe are less cyclical than other industrial areas. We also had an emphasis on mortgage-backed securities, about 22% of the portfolio at the end of the year. This was a period, because of the health of the economy and the strength of corporate earnings, in which high yield bonds outperformed other parts of the fixed income market. Over the period, as relative value changed because of the superior performance of high yield bonds, we actually took some of our profits from this sector and redeployed to other areas. High yield bonds, for example, during the year went from about 30% of the portfolio's net assets to about 26%.
  During the year, credit quality and maturity remained relatively unchanged. Average credit quality at the end of the fiscal period was A. Average weighted maturity was 11.4 years, while duration-- another indication of interest rate sensitivity-- was 5.94 years.

HOW DID INTERNATIONAL INVESTMENTS FARE DURING THE YEAR?

Very well. Foreign government bonds tended to outperform domestic bonds during the year. At the end of the year, 13.4% of net assets were in foreign bonds, which were either hedged back into the U.S. dollar or denominated in U.S. dollars. The Fund took no currency risk, which was good, because the strength of the U.S. dollar tended to undermine gains from unhedged foreign investments. Our foreign investments were mostly government bonds from Germany, Canada and Denmark.
  We had an environment of solid global economic growth, led by the strength of the U.S. economy. Growth tended to be slow in Europe and Japan, but overall the global economy was in balance, with relatively low interest rate volatility.

HOW WOULD YOU DESCRIBE THE INVESTMENT STRATEGY OF THE FUND?

We draw on the Keystone investment process. Our investment philosophy is built on the premise of active management, with a primary focus on total return. Our goal is to seek consistently superior performance over full market cycles. The investment process can best be described as a combination of a policy-driven (top down) and sector rotation/security selection (bottom up) approach.

HOW DOES THIS PROCESS WORK?

The process consists of three stages. First, our Fixed Income Policy Committee meets monthly to formulate macroeconomic projections. Specific emphasis is placed on analysis of the business cycle, monetary policy, fiscal policy, international issues and social and demographic trends. Second, given this macroeconomic framework, we determine the optimal exposure to interest rate risk, credit risk and asset allocation. We are aware of changing interest rates, but we minimize interest rate anticipation. Finally, portfolio managers and analysts work together to determine and implement appropriate sector weightings and issue selection.

WHAT IS YOUR CURRENT OUTLOOK?

Basically, we see a continuation of moderate economic growth. We believe, however, that cyclical pressures that sometimes lead to inflation are rising. Unemployment, for example, is relatively low, and this could lead to pressure on prices. The fixed income market is concerned about the possibility that the Federal Reserve Board could raise short-term rates in anticipation of inflation. If the FED does tighten money supply, we think it will move slowly.
  Given this outlook, we are emphasizing securities that offer attractive income, and we are avoiding taking risks with longer maturities. We think the Fund is very well positioned for an environment of stronger economic growth.
                              (graphic of diamond)

          THIS COLUMN IS INTENDED TO ANSWER QUESTIONS ABOUT YOUR FUND.
        IF YOU HAVE A QUESTION YOU WOULD LIKE ANSWERED, PLEASE WRITE TO:
                  EVERGREEN KEYSTONE INVESTMENT SERVICES, INC.
                        ATTN: SHAREHOLDER COMMUNICATIONS
                      201 SOUTH COLLEGE STREET, SUITE 400,
                           CHARLOTTE, N.C. 28288-1195

                           Growth of an Investment

Keystone Diversified Bond Fund (B-2)

                                   In Thousands

Dividend Reinvestment              (Customer please fill in)                                  Total Value: $19,973
Initial Investment

                       8/87   8/88   8/89   8/90   8/91   8/92   8/93   8/94   8/95   8/96         8/97

A $10,000 investment in Keystone Diversified Bond Fund (B-2) made on August 31, 1987 with all distributions reinvested was worth $19,973 on August 31,1997. Past performance is no guarantee of future results.


Comparison of a change in value if a $10,000 investment in Keystone Diversified Bond Fund (B-2), the Lehman Aggregate Bond Index (LABI) and the Consumer Price Index (CPI).

                                   In Thousands

Fund                                     (Customer please fill in)                         $19,973
CPI                                                                                        $14,130
LABI                                                                                       $23,715

                       8/87   8/88   8/89   8/90   8/91   8/92   8/93   8/94   8/95   8/96   8/97

Past performance is no guarntee of future results. The Lehman Aggregate Bond Index is an unmanaged, marks index. The index does not include transaction costs associated with buying and selling securities, nor any management fees. The cunsumer Price Index, a measure of inflation, is through August 31, 1997.


  The cumulative and average annual total returns with sales charge calculations reflect the deduction of the 3% contingent deferred sales charge (CDSC) for those investors who sold Fund shares after one calendar year. Investors who retained their investment earned the returns in the lines called "w/o sales charge."
  The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Past performance is no guarantee of future results.
  You may exchange your shares for another Keystone Classic fund by phone or in writing. The Fund reserves the right to change or terminate the exchange offer.


HISTORICAL RECORD
CUMULATIVE TOTAL RETURN
1 year w/o sales charge                             12.25%
1 year w/ sales charge                               9.25%
5 years                                             37.31%
10 years                                            99.73%

AVERAGE ANNUAL TOTAL RETURN
1 year w/o sales charge                             12.25%
1 year w/ sales charge                               9.25%
5 years                                              6.55%
10 years                                             7.16%

PAGE 6
KEYSTONE DIVERSIFIED BOND FUND (B-2)

SCHEDULE OF INVESTMENTS-- AUGUST 31, 1997

 PRINCIPAL
  AMOUNT                                          VALUE

INDUSTRIAL BONDS AND NOTES-- 55.8%
              ADVERTISING & RELATED
                SERVICES-- 0.9%
$ 1,000,000   Hollinger International,
                Senior Subord. Notes,
                9.25%, 2/1/06................. $  1,030,000
  2,000,000   K-III Communications
                Corporation,
                Senior Note,
                8.50%, 2/1/06.................    2,010,000
  1,250,000   Lamar Advertising Company,
                Senior Subord. Note,
                9.625%, 12/1/06...............    1,325,000
                                                  4,365,000
              AEROSPACE-- 1.2%
  5,000,000   Northrop Grumman Corporation,
                Debenture,
                9.375%, 10/15/24..............    5,667,400
              BUILDING & CONSTRUCTION-- 1.1%
  2,000,000   H M H Properties Inc.,
                Senior Secured Note, Series B,
                9.50%, 5/15/05................    2,085,000
  2,500,000   Johns Manville International
                Group Inc., Senior Note,
                10.875%, 12/15/04.............    2,796,875
                                                  4,881,875
              CHEMICALS-- 0.7%
  1,500,000   Freedom Chemical Company,
                Senior Subord. Note,
                10.625%, 10/15/06.............    1,582,500
  1,450,000   Huntsman Polymers Corporation,
                Senior Note,
                11.75%, 12/1/04...............    1,660,250
                                                  3,242,750
              CONSUMER PRODUCTS &
                SERVICES-- 2.5%
  1,000,000   Aurora Foods Inc.,
                Senior Subord. Note Series C,
                9.875%, 2/15/07 (b)...........    1,015,000
  1,000,000   Consumers International Inc.,
                Senior Secured Note,
                10.25%, 4/1/05 (b)............    1,070,000
  2,500,000   Coty Inc.,
                Senior Subord. Note,
                10.25%, 5/1/05................    2,681,250
 PRINCIPAL
  AMOUNT                                          VALUE
INDUSTRIAL BONDS AND NOTES-- CONTINUED
              CONSUMER PRODUCTS &
                SERVICES-- CONTINUED
$ 1,175,000   Drypers Corporation,
                Senior Note, Series B,
                10.25%, 6/15/07............... $  1,175,000
  3,500,000   Revlon Worldwide Corporation,
                Senior Secured Discount Note,
                Series B,
                (Eff. Yield 12.95%) (e),
                0.00%, 3/15/98................    3,325,000
  2,000,000   Scotts and Sons Company,
                Senior Subord. Note,
                9.875%, 8/1/04................    2,145,000
                                                 11,411,250
              DIVERSIFIED COMPANIES-- 3.0%
  6,000,000   General Electric Capital
                Corporation,
                Guaranteed Notes,
                7.50%, 8/21/35................    6,293,160
  5,000,000   Grand Metropolitan Investment
                Corporation,
                Guaranteed Senior Note,
                7.45%, 4/15/35................    5,314,900
  2,000,000   ISP Holdings Inc.,
                Senior Note, Series B,
                9.75%, 2/15/02................    2,150,000
                                                 13,758,060
              ELECTRICAL EQUIPMENT &
                ELECTRONICS-- 0.2%
    750,000   Amphenol Corporation,
                Senior Subord. Note,
                9.875%, 5/15/07...............      787,500
              ENERGY-- 0.8%
  2,000,000   Dawson Production Services Inc.,
                Senior Note,
                9.375%, 2/1/07................    2,060,000
  1,500,000   Energy Corporation America,
                Senior Subord. Note,
                9.50%, 5/15/07 (b)............    1,500,000
                                                  3,560,000
              FINANCE & BANKING-- 12.3%
  3,000,000   ABN-Amro Bank NV,
                Subord. Debenture,
                7.30%, 12/1/26................    2,876,580

SCHEDULE OF INVESTMENTS-- AUGUST 31, 1997

 PRINCIPAL
  AMOUNT                                          VALUE
INDUSTRIAL BONDS AND NOTES-- CONTINUED
              FINANCE & BANKING-- CONTINUED
$10,000,000   Amsouth Bancorporation,
                Subord. Debenture,
                6.75%, 11/1/25................ $  9,881,500
  5,000,000   Commercial Credit Group, Inc.,
                Notes,
                10.00%, 5/15/09...............    6,137,900
  2,500,000   First Nationwide Holdings Inc.,
                Senior Exchange Note,
                12.25%, 5/15/01...............    2,775,000
  5,000,000   General Motors Acceptance
                Corporation, Note,
                7.125%, 5/1/01................    5,082,800
  2,400,000   Green Tree Financial
                Corporation,
                Senior Subord. Note,
                10.25%, 6/1/02................    2,714,448
  2,500,000   Hutchinson Whampoa Finance
                Limited,
                6.988%, 8/1/37................    2,446,025
  2,889,073   Marine Midland Bank,
                8.00%, 11/25/24...............    2,883,656
  9,000,000   Mellon Bank Capital II,
                Debenture,
                7.995%, 1/15/27...............    8,998,290
  2,000,000   Norwest Financial Inc., Note,
                6.625%, 7/15/04...............    1,982,220
  5,300,000   PVNGS II Funding Corporation
                Inc.,
                8.00%, 12/30/15...............    5,554,877
  5,000,000   Travelers Insurance Trust
                Preferred Debenture,
                7.75%, 12/1/36................    4,864,350
                                                 56,197,646
              FOOD RETAILING & DISTRIBUTION-- 0.4%
  1,750,000   AFC Enterprises Inc.,
                Senior Subord. Note,
                10.25%, 5/15/07 (b)...........    1,802,500
 PRINCIPAL
  AMOUNT                                          VALUE
INDUSTRIAL BONDS AND NOTES-- CONTINUED
              GAMING-- 0.4%
$ 1,250,000   Horseshoe Gaming LLC,
                9.375%, 6/15/07............... $  1,275,000
    750,000   Riviera Holdings Corporation,
                Guaranteed 1st Mortgage Note,
                10.00%, 8/15/04 (b)...........      740,625
                                                  2,015,625
              HEALTHCARE PRODUCTS &
                SERVICES-- 0.7%
  2,000,000   Genesis Health Ventures Inc.,
                Senior Subord. Note,
                9.25%, 10/1/06................    2,050,000
  1,000,000   Vencor Inc.,
                Senior Subord. Note,
                8.625%, 7/15/07 (b)...........    1,000,000
                                                  3,050,000
              HOTELS AND RESTAURANTS-- 0.7%
  2,000,000   California Hotel Finance
                Corporation,
                11.00%, 12/1/02...............    2,105,000
  1,000,000   Wyndham Hotel Corporation,
                Senior Subord. Note,
                10.50%, 5/15/06...............    1,130,000
                                                  3,235,000
              INDUSTRIAL SPECIALTY PRODUCTS
                & SERVICES-- 0.9%
  1,000,000   Coach USA Inc.,
                Senior Subord. Note,
                9.375%, 7/1/07 (b)............      997,500
  2,000,000   HS Resources Inc.,
                9.25%, 11/15/06...............    2,020,000
  1,250,000   Polymer Group Inc.,
                Senior Subord. Note,
                9.00%, 7/1/07 (b).............    1,250,000
                                                  4,267,500
              INFORMATION SERVICES &
                TECHNOLOGY-- 0.5%
  2,000,000   Unisys Corporation,
                Senior Note,
                11.75%, 10/15/04..............    2,210,000

PAGE 8
KEYSTONE DIVERSIFIED BOND FUND (B-2)

SCHEDULE OF INVESTMENTS-- AUGUST 31, 1997

 PRINCIPAL
  AMOUNT                                          VALUE
INDUSTRIAL BONDS AND NOTES-- CONTINUED
              INSURANCE-- 10.8%
$ 5,000,000   Lumbermens Mutual Casualty
                Company,
                Senior Subord. Note,
                9.15%, 7/1/26 (b)............. $  5,590,350
              MBIA Inc.:
 10,500,000   9.375%, 2/15/11.................   12,607,560
  3,500,000   7.15%, 7/15/27..................    3,475,036
 10,000,000   Nationwide CSN Trust,
                Senior Notes,
                9.875%, 2/15/25 (b)...........   11,042,900
  4,300,000   Prudential Life Insurance
                Corporation,
                7.125%, 7/1/07 (b)............    4,263,719
  2,000,000   Reliance Group Holdings Inc.,
                Senior Subord. Debenture,
                9.75%, 11/15/03...............    2,094,480
 10,000,000   SunLife Canada, US Capital Trust
                I,
                Capital Securities,
                8.526%, 5/29/49 (b)...........   10,432,600
                                                 49,506,645
              METALS & MINING-- 0.5%
  2,000,000   AK Steel Corporation,
                Senior Note,
                10.75%, 4/1/04................    2,165,000
              MACHINERY-- DIVERSIFIED-- 2.1%
  8,850,000   John Deere Capital Corporation,
                8.625%, 8/1/19................    9,431,711
              LEISURE & TOURISM-- 1.5%
  2,500,000   Affinity Group Inc.,
                11.50%, 10/15/03..............    2,681,250
  2,000,000   Casino America Inc.,
                Senior Secured Note,
                12.50%, 8/1/03................    2,100,000
  2,250,000   Six Flags Theme Parks Inc.,
                Senior Disc. Notes, Step Bond,
                (Eff. Yield 11.12%) (e),
                12.25%, 6/15/05...............    2,323,125
                                                  7,104,375
 PRINCIPAL
  AMOUNT                                          VALUE
INDUSTRIAL BONDS AND NOTES-- CONTINUED
              OIL-- 0.7%
$ 1,075,000   Synder Oil Corporation,
                Senior Subord. Note,
                8.75%, 6/15/07................ $  1,080,375
  2,000,000   Triton Energy Ltd,
                Senior Note,
                9.25%, 4/15/05................    2,120,000
                                                  3,200,375
              PAPER & PACKAGING-- 0.5%
  2,000,000   Tembec Finance Corporation,
                Guaranteed Senior Note,
                9.875%, 9/30/05...............    2,095,000
              PUBLISHING, BROADCASTING &
                ENTERTAINMENT-- 3.2%
  1,500,000   American Media Operations Inc.,
                Senior Subord. Note,
                11.625%, 11/15/04.............    1,642,500
  1,000,000   Fox/Liberty Networks LLC,
                Senior Discount Note,
                (Eff. Yield 10.80%) (e),
                0.00%, 8/15/07 (b)............      615,000
  1,175,000   Fundy Cable Limited,
                Senior Secured Second Priority
                Note,
                11.00%, 11/15/05..............    1,271,938
    800,000   Hollywood Entertainment
                Corporation,
                Senior Subord. Note,
                10.625%, 8/15/04 (b)..........      817,000
  2,000,000   SFX Broadcasting Inc.,
                Senior Subord. Note,
                10.75%, 5/15/06...............    2,160,000
  2,500,000   Sinclair Broadcast Group Inc.,
                Senior Subord. Note,
                10.00%, 9/30/05...............    2,612,500
  5,000,000   Time Warner Inc.,
                9.15%, 2/1/23.................    5,664,750
                                                 14,783,688

SCHEDULE OF INVESTMENTS-- AUGUST 31, 1997

 PRINCIPAL
  AMOUNT                                          VALUE
INDUSTRIAL BONDS AND NOTES-- CONTINUED
              RETAIL-- 1.1%
$ 2,000,000   Cole National Group Inc.,
                Senior Note,
                11.25%, 10/1/01............... $  2,185,000
  2,000,000   Finlay Fine Jewelry Corporation,
                Senior Note,
                10.625%, 5/1/03...............    2,100,000
    950,000   Marsh Supermarkets Inc.,
                Senior Subord. Note,
                8.875%, 8/1/07 (b)............      940,500
                                                  5,225,500
              STATE & LOCAL DEBT-- 1.1%
  4,806,071   Los Angeles, California, Fire
                Safety Improvement Bond Act,
                Assessment District #1,
                8.48%, 9/2/15 (b).............    5,067,401
              TELECOMMUNICATIONS-- 4.4%
  2,250,000   Capital Funding
                Corporation,
                Debenture,
                7.12%, 7/15/07................    2,187,000
  5,000,000   Continental Cablevision Inc.,
                9.00%, 9/1/08.................    5,679,300
  3,750,000   Millicom International Cellular
                S.A.,
                Senior Subord. Discount Note,
                13.50%, 6/1/06................    2,817,187
  1,175,000   Nextel Communications Inc.,
                Senior Discount Note,
                (Eff. Yield 9.34%) (e),
                0.00%, 9/1/03.................    1,116,250
  2,000,000   Talton Holdings Inc.,
                Senior Note,
                11.00%, 6/30/07 (b)...........    2,110,000
  4,000,000   Telewest PLC,
                Senior Discount Debenture,
                (Eff. Yield 9.825%) (e),
                0.00%, 10/1/07................    2,970,000
  3,000,000   Vanguard Cellular Systems Inc.,
                Senior Debenture,
                9.375%, 4/15/06...............    3,082,500
                                                 19,962,237
 PRINCIPAL
  AMOUNT                                          VALUE
INDUSTRIAL BONDS AND NOTES-- CONTINUED
              TEXTILE & APPAREL-- 0.6%
$   700,000   Delta Mills Inc.,
                Senior Note,
                9.625%, 9/1/07 (b)............ $    703,500
  2,000,000   Dominion Textile USA Inc.,
                Senior Note,
                8.875%, 11/1/03...............    2,040,000
                                                  2,743,500
              TRANSPORTATION-- 3.0%
  2,000,000   Airplane Pass Through Trust,
                Series 1 Class D, Subord.
                Bond,
                10.88%, 3/15/19...............    2,327,160
    500,000   Equimar Shipholdings Limited,
                Guaranteed 1st Preferred Ship
                Mortgage Note,
                9.875%, 7/1/07................      480,000
  4,000,000   Golden State Petroleum
                Transportation Corporation,
                1st Preferred Mortgage Note,
                8.04%, 2/1/19 (b).............    4,079,600
  2,000,000   Hayes Wheels International,
                Senior Subord. Note,
                9.125%, 7/15/07 (b)...........    2,030,000
  4,500,000   Norfolk Southern Corporation,
                Note,
                7.05%, 5/1/37.................    4,613,355
                                                 13,530,115
              TOTAL INDUSTRIAL BONDS AND NOTES
                  (COST $248,816,293).........  255,267,653
        COLLATERALIZED MORTGAGE OBLIGATIONS-- 19.3%
  3,000,000   Asset Securitization
                Corporation,
                Series 96-D3 Class A3,
                (Est. Maturity 2010)(a),
                7.693%, 10/31/26..............    3,173,880
  3,600,000   BA Mortgage Securities Inc.,
                Series 1997-1 Class M,
                (Est. Maturity 2009) (a),
                7.50%, 7/25/26................    3,599,438
  2,984,358   Chase Mortgage Finance
                Corporation,
                Series 1994L Class B1,
                (Est. Maturity 2005) (a),
                7.88%, 11/25/25 (b)...........    2,945,188

PAGE 10
KEYSTONE DIVERSIFIED BOND FUND (B-2)

SCHEDULE OF INVESTMENTS-- AUGUST 31, 1997

 PRINCIPAL
  AMOUNT                                          VALUE
COLLATERALIZED MORTGAGE
OBLIGATIONS-- CONTINUED
$ 5,000,000   Credit Suisse First Boston
                Mortgage,
                Series 97 C1 Class A1C,
                (Est. Maturity 2007) (a),
                7.24%, 4/20/07................ $  5,107,812
  3,100,860   Criimi Mae Financial
                Corporation,
                Series 1 Class A,
                (Est. Maturity 2011) (a),
                7.00%, 1/1/33.................    3,019,463
  5,000,000   Federal Home Loan Mortgage
                Corporation,
                Series 47 Class A,
                (Est. Maturity 2004) (a),
                5.00%, 2/25/22................    4,500,000
    191,912   Federal Home Loan Mortgage PC
                Gtd, Series 8 Class SB,
                (Est. Maturity 2006) (a)(d),
                9.60%, 3/25/23................      158,147
              FHA Charles River Mortgage:
                (Est. Maturity 1999) (a)
  6,735,768   9.13%, 8/1/34...................    7,264,105
  4,996,003   10.25%, 8/1/34..................    5,286,395
 12,510,527   FNMA,
                Series 1993-248 Class A,
                (Est. Maturity 2004) (a),
                3.492%, 8/25/23...............    9,542,279
  5,700,000   FNMA, Gtd.,
                REMIC Trust 1993 SC,
                (Est. Maturity 2004) (a),
                5.469%, 10/25/08..............    4,948,313
  5,176,790   GE Capital Mortgage Services
                Inc.,
                REMIC MC 1994-10 Class A14,
                (Est. Maturity 2001) (a),
                6.50%, 3/25/24................    5,026,339
  7,958,723   Independent National Mortgage
                Corp.,
                Series 1997-A,
                (Est. Maturity 2006) (a),
                7.85%, 12/26/26 (b)...........    8,005,182
 PRINCIPAL
  AMOUNT                                          VALUE
COLLATERALIZED MORTGAGE
OBLIGATIONS-- CONTINUED
              Morgan Stanley Capital I Inc.
                Commercial Mortgage:
$ 3,300,000     Certificate 1997-C1 Class B
                (Est. Maturity 2007) (a)
                7.69%, 2/15/20................ $  3,456,750
  2,000,000   Series 1997 WF1 Class A2
                (Est. Maturity 2007) (a) (b)
                7.22%, 5/15/07................    2,048,750
  2,832,819   Paine Webber Mortgage
                Acceptance Corporation IV,
                Series 1993-4 Class M1,
                (Est. Maturity 2005) (a),
                7.50%, 5/25/23................    2,862,033
              PNC Mortgage Securities
                Corporation:
  2,498,344   Series 1997-4 Class 2PP1
                  (Est. Maturity 2000) (a)
                  7.25%, 7/25/27..............    2,479,406
  4,984,171   Series 1997-4 Class 2PP3
                  (Est. Maturity 2008) (a)
                  7.50%, 7/25/27..............    5,021,553
  5,000,000   Residential Asset Securitization
                Trust,
                Series 1996-A3 Class A9,
                (Est. Maturity 2006) (a),
                7.50%, 7/25/26................    4,935,156
  4,889,260   Ryland Acceptance Corporation
                IV, Series 88 Class E,
                (Est. Maturity 2000) (a),
                7.95%, 1/1/19.................    4,979,369
              TOTAL COLLATERALIZED MORTGAGE
                OBLIGATIONS
                (COST $86,950,244)............   88,359,558
FOREIGN BONDS (NON U.S. DOLLARS)-- 8.6%
 18,400,000   Canada Government,
        CAD   8.75%, 12/1/05..................   15,676,946
 59,177,000   Kingdom of Denmark, Bonds,
        DKK   7.00%, 11/15/07.................    9,065,944
 24,700,000   Federal Republic of Germany,
        DEM     Bonds,
                6.875%, 5/12/05...............   14,889,246
              TOTAL FOREIGN BONDS (NON U.S.
                DOLLARS) (COST $42,642,729)...   39,632,136

SCHEDULE OF INVESTMENTS-- AUGUST 31, 1997

 PRINCIPAL
  AMOUNT                                          VALUE
FOREIGN BONDS (U.S. DOLLARS)-- 4.8%
$ 2,000,000   APP International Finance
                Company B.V.,
                Secured Senior Notes,
                11.75%, 10/1/05............... $  2,105,000
    650,000   Azteca Holdings S.A. De CV,
                Senior Secured Note,
                11.00%, 6/15/02 (b)...........      679,250
  3,500,000   Grupo Televisa S.A. De CV,
                Senior Notes, Series B,
                11.875%, 5/15/06 (b)..........    3,989,475
  3,000,000   Indah Kiat International Finance
                Company B.V.,
                Gtd Secured Note,
                12.50%, 6/15/06...............    3,277,500
  4,000,000   Ispat Mexicana SA,
                Senior Unsecured Debenture,
                10.375%, 3/15/01..............    4,225,000
  5,000,000   Petrozuata Finance Inc.,
                Bond, Series A,
                7.63%, 4/1/09 (b).............    5,091,600
    650,000   Polytama International Finance
                B.V.,
                Guaranteed Secured Note,
                11.25%, 6/15/07...............      625,625
  2,000,000   Stena AB, Senior Notes,
                10.50%, 12/15/05..............    2,190,000
              TOTAL FOREIGN BONDS (U.S.
                DOLLARS)
                  (COST $20,492,316)..........   22,183,450
ASSET- BACKED SECURITIES-- 2.5%
              Merrill Lynch Mortgage Investors
                Inc.
  1,292,601     Series 1992-D Class B
                  (Est. Maturity 2001) (a)
                  8.50%, 7/15/17..............    1,355,330
  5,000,000     Series 1996-C1 Class B
                  (Est. Maturity 2006) (a)
                  7.42%, 4/25/28..............    5,133,594
  5,000,000   Zale Funding Trust,
                Series 94-1 Class A2,
                (Est. Maturity 1999) (a),
                7.325%, 3/15/03...............    5,062,500
              TOTAL ASSET-BACKED SECURITIES
              (COST $11,418,706)..............   11,551,424
 PRINCIPAL
  AMOUNT                                          VALUE
        U.S. GOVERNMENT & AGENCY OBLIGATIONS-- 6.0%
$74,050,000   United States Treasury Bond STRIPS
                (Eff. Yield 6.83%) (e),
                0.00%, 11/15/21............... $ 14,559,711
 11,250,000   United States Treasury Bonds,
                7.875%, 2/15/21...............   12,786,300
              TOTAL U.S. GOVERNMENT & AGENCY
                OBLIGATIONS
                (COST $26,432,963)............   27,346,011
  SHARES
COMMON STOCKS-- 0.1% (COST $2)
              DIVERSIFIED COMPANIES-- 0.1%
      1,618   PM Holdings Corporation.........      566,300
PREFERRED STOCKS-- 0.4%
    (COST $1,600,000)
              TELECOMMUNICATIONS-- 0.4%
     16,000   Adelphia Communications
                Corporation (b)...............    1,720,000
 PRINCIPAL
  AMOUNT
REPURCHASE AGREEMENT-- 1.0%
    (COST $4,425,000)
$ 4,425,000   Keystone Joint Repurchase
                Agreement, (Investments in
                repurchase agreements, in a
                joint trading account
                5.58% dated 8/29/97, due
                9/2/97 maturity value
                $4,427,746) (c)...............    4,425,000

TOTAL INVESTMENTS--
  (COST $442,778,253)..................  98.5%    451,051,532
OTHER ASSETS AND
  LIABILITIES-- NET....................   1.5       6,649,323
NET ASSETS............................. 100.0%   $457,700,855

PAGE 12
KEYSTONE DIVERSIFIED BOND FUND (B-2)

SCHEDULE OF INVESTMENTS-- AUGUST 31, 1997

(a) The estimated maturity of a Collateralized Mortgage Obligation ("CMO") is based on current and projected prepayment rates. Changes in interest rates can cause the estimated maturity to differ from the listed dates.
(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Federal Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(c) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at August 31, 1997.
(d) Inverse floater.
(e) Effective yield (calculated at date of purchase) is the yield at which the bond accretes on an annualized basis until maturity date.

LEGEND OF PORTFOLIO ABBREVIATIONS:
FHA-- Federal Housing Authority
FNMA-- Federal National Mortgage Association
REMIC-- Real Estate Mortgage Investment Conduit
STRIPS-- Separate Trading of Registered Interest and Principal of Securities FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                                                                                 NET
      EXCHANGE                                                            U.S. $ VALUE AT    IN EXCHANGE     UNREALIZED
        DATE                                                              AUGUST 31, 1997    FOR U.S. $     DEPRECIATION

Foward Foreign Currency Exchange Contracts to Sell:
                       Contracts to Deliver
10/14/97               66,264,000 Danish Krone                                9,665,463       9,571,573       $ (93,890)
11/12/97               27,658,000 Deutsche Marks                             15,399,906      14,895,319        (504,587)
11/26/97               22,438,000 Canadian Dollars                           16,244,776      16,201,891         (42,885)
                                                                                                              $(641,362)

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                                                                       YEAR ENDED AUGUST 31,
                                                                      1997        1996        1995         1994          1993
NET ASSET VALUE BEGINNING OF YEAR                                     $14.65      $15.09      $15.28        $17.06        $16.44
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                                   0.91        0.95        1.06          1.06          1.28
Net realized and unrealized gain (loss) on investments and
  foreign currency related transactions                                 0.84       (0.35)       0.11         (1.62)         0.70
Total from investment operations                                        1.75        0.60        1.17         (0.56)         1.98
LESS DISTRIBUTIONS FROM:
Net investment income                                                  (0.93)      (0.96)      (1.06)        (1.22)        (1.28)
In excess of net investment income                                     (0.05)          0       (0.22)            0         (0.08)
Tax basis return of capital                                                0       (0.08)      (0.08)            0             0
Net realized gain on investments                                           0           0           0             0             0
Total distributions                                                    (0.98)      (1.04)      (1.36)        (1.22)        (1.36)
NET ASSET VALUE END OF YEAR                                           $15.42      $14.65      $15.09        $15.28        $17.06
TOTAL RETURN (A)                                                       12.25%       4.03%       8.13%        (3.53%)       12.73%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses                                                        1.88%       1.84%       1.81%         1.75%         1.89%
  Total expenses excluding indirectly paid expenses                     1.87%       1.83%         --            --            --
  Net investment income                                                 6.07%       6.42%       7.05%         6.48%         7.73%
PORTFOLIO TURNOVER RATE                                                  138%        246%        178%          200%          133%
NET ASSETS END OF YEAR (THOUSANDS)                                  $457,701    $559,792    $734,837      $814,245    $1,004,393

                                                                                       YEAR ENDED AUGUST 31,
                                                                      1992        1991        1990         1989          1988
NET ASSET VALUE BEGINNING OF YEAR                                     $15.37      $15.51      $17.74        $17.99        $18.91
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                                   1.33        1.33        1.53          1.71          1.78
Net realized and unrealized gain (loss) on investments and
  foreign currency related transactions                                 1.14        0.17       (1.94)        (0.13)        (0.81)
Total from investment operations                                        2.47        1.50       (0.41)         1.58          0.97
LESS DISTRIBUTIONS FROM:
Net investment income                                                  (1.33)      (1.63)      (1.61)        (1.83)        (1.85)
In excess of net investment income                                     (0.07)      (0.01)      (0.21)            0             0
Tax basis return of capital                                                0           0           0             0             0
Net realized gain on investments                                           0           0           0             0         (0.04)
Total distributions                                                    (1.40)      (1.64)      (1.82)        (1.83)        (1.89)
NET ASSET VALUE END OF YEAR                                           $16.44      $15.37      $15.51        $17.74        $17.99
TOTAL RETURN (A)                                                       16.88%      10.58%      (2.44%)        9.23%         5.61%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses                                                        1.99%       1.94%       1.89%         1.84%         1.68%
  Total expenses excluding indirectly paid expenses                       --          --          --            --            --
  Net investment income                                                 8.29%       8.74%       9.26%         9.52%         9.82%
PORTFOLIO TURNOVER RATE                                                  117%        101%         43%           47%           46%
NET ASSETS END OF YEAR (THOUSANDS)                                  $902,339    $814,528    $860,615    $1,000,305      $838,892

(a) Excluding applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.

PAGE 14
KEYSTONE DIVERSIFIED BOND FUND (B-2)

STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 1997

ASSETS
 Investments at market value
   (identified cost-- $442,778,253)                       $451,051,532
 Cash                                                              132
 Interest receivable                                         7,087,330
 Receivable for investments sold                             1,751,296
 Receivable for Fund shares sold                               114,872
 Prepaid expenses and other assets                             128,392
   Total assets                                            460,133,554
LIABILITIES
 Distributions payable                                       1,030,132
 Net unrealized depreciation on forward
   foreign currency exchange contracts                         641,362
 Distribution fees payable                                     473,689
 Payable for Fund shares redeemed                              193,838
 Due to related parties                                          8,400
 Accrued Trustees' fees and expenses                             1,093
 Accrued expenses and other liabilities                         84,185
   Total liabilities                                         2,432,699
NET ASSETS                                                $457,700,855
NET ASSETS REPRESENTED BY
 Paid-in capital                                          $607,639,863
 Undistributed net investment income                         2,801,682
 Accumulated net realized loss on investments
   and foreign currency related transactions              (160,349,985)
 Net unrealized appreciation on investments
   and foreign currency related transactions                 7,609,295
   Total net assets                                       $457,700,855
NET ASSET VALUE PER SHARE
 Net asset value of $457,700,855(division sign)29,687,317
   outstanding shares of beneficial interest              $      15.42

STATEMENT OF OPERATIONS
YEAR ENDED AUGUST 31, 1997

INVESTMENT INCOME
 Interest                                           $40,714,972
 Other income                                           107,991
   Total investment income                           40,822,963
EXPENSES
 Distribution Plan expenses         $ 5,106,010
 Management fee                       2,835,152
 Transfer agent fees                  1,203,224
 Custodian fees                         252,608
 Administrative services fees            65,837
 Trustees' fees and expenses             47,515
 Other                                  166,909
   Total expenses                                     9,677,255
   Less: Indirectly paid expenses                       (50,654)
 Net expenses                                         9,626,601
 Net investment income                               31,196,362
NET REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS AND FOREIGN
 CURRENCY RELATED TRANSACTIONS
 Net realized gain on:
   Investments                       10,233,263
   Foreign currency related
     transactions                     5,320,208
Net realized gain on investments
 and foreign currency related
 transactions                                        15,553,471
Net change in unrealized
 appreciation (depreciation) on:
 Investments                         13,588,288
 Foreign currency related
   transactions                        (237,516)
Net change in unrealized
 appreciation (depreciation) on
 investments and foreign currency
 related transactions                                13,350,772
Net realized and unrealized gain
 on investments and foreign
 currency related transactions                       28,904,243
Net increase in net assets
 resulting from operations                          $60,100,605

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             YEAR ENDED AUGUST 31,
                                                                                              1997            1996
OPERATIONS
  Net investment income                                                                   $ 31,196,362    $ 42,141,831
  Net realized gain on investments and foreign currency related transactions                15,553,471         323,307
  Net change in unrealized appreciation (depreciation) on investments and foreign
     currency related transactions                                                          13,350,772     (14,654,381)
     Net increase in net assets resulting from operations                                   60,100,605      27,810,757
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income                                                                    (31,196,362)    (42,020,420)
  In excess of net investment income                                                        (1,746,263)              0
  Tax basis return of capital                                                                        0      (2,935,918)
     Total distributions to shareholders                                                   (32,942,625)    (44,956,338)
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                                                                 33,102,013      89,671,653
  Payments for shares redeemed                                                            (180,458,236)   (273,136,100)
  Net asset value of shares issued in reinvestment of dividends and distributions           18,107,160      25,564,686
     Total decrease from capital share transactions                                       (129,249,063)   (157,899,761)
       Total decrease in net assets                                                       (102,091,083)   (175,045,342)
NET ASSETS:
  Beginning of year                                                                        559,791,938     734,837,280
  End of year [Including undistributed net investment income (accumulated distributions in excess of net investment income) as follows: 1997-- $2,801,682 and
     1996-- ($1,446,954)]                                                                 $457,700,855    $559,791,938

SEE NOTES TO FINANCIAL STATEMENTS.

PAGE 16
KEYSTONE DIVERSIFIED BOND FUND (B-2)

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

Keystone Diversified Bond Fund (B-2) (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company.
  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. VALUATION OF SECURITIES

U.S. Government obligations held by the Fund are valued at the mean between the over-the-counter bid and asked prices as furnished by an independent pricing service. Corporate bonds, other fixed income securities and mortgage and other asset-backed securities are valued at prices provided by an independent pricing service. In determining value for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable securities and various relationships between similar securities which are generally recognized by institutional traders. Securities for which valuations are not available from an independent pricing service (including restricted securities) are valued at fair value as determined in good faith according to procedures established by the Board of Trustees.
  Securities traded on a national securities exchange or included on the NASDAQ National Market System ("NMS") are valued at the last reported sales price in the exchange where they are primarily traded. The Fund values securities traded on an exchange or NMS for which there has been no sale and other securities traded on the over-the-counter market at the mean between the last reported bid and asked price.
  Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. REPURCHASE AGREEMENTS

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with certain other Keystone funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or Federal Agency obligations.
  Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement.

C. REVERSE REPURCHASE AGREEMENTS

The Fund enters into reverse repurchase agreements with qualified third-party broker-dealers. Interest on the value of reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with its custodian containing liquid assets having a value not less than the repurchase price (including accrued interest). If the counterparty to the transaction is rendered insolvent, the ultimate realization of the securities to be repurchased by the Fund may be delayed or limited.

D. FOREIGN CURRENCY

The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currency amounts are translated into United States dollars as follows: market value of investments, assets and liabilities at the daily rate of exchange; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain (loss) resulting from changes in foreign currency exchange rates is a component of net unrealized appreciation (depreciation) on investments and foreign currency related transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions and foreign currency related transactions. Net realized foreign currency gains and losses resulting from the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received are included in interest and dividend income. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain (loss) on foreign currency related transactions.

E. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabilities. Forward contracts are recorded at the forward rate and marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain (loss) on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward contracts involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

F. SECURITY TRANSACTIONS AND INVESTMENT INCOME
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes amortization of discounts. Dividend income is recorded on the ex-dividend date.

G. FEDERAL INCOME TAXES

The Fund has qualified and intends to qualify in the future as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Fund is relieved of any federal income tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. The Fund also intends to avoid excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal income taxes is required. To the extent that realized capital gains can be offset by capital loss carryforwards, it is the Fund's policy not to distribute such gains.

H. DISTRIBUTIONS

Distributions from net investment income for the Fund are declared daily and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

  Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing tr eatment for paydown gains (losses) and for foreign securities related transactions.

2. CAPITAL SHARE TRANSACTIONS

The Fund's Restatement of Trust Agreement authorizes the issuance of an unlimited number of shares of beneficial interest with a par value of $1.00. Transactions in shares of the Fund were as follows:

                                  YEAR ENDED AUGUST 31,
                                   1997           1996
Shares sold                       2,182,629      5,954,123
Shares redeemed                 (11,912,272)   (18,152,163)
Shares issued in reinvestment
  of dividends and
  distributions                   1,195,855      1,709,087
Net decrease                     (8,533,788)   (10,488,953)

PAGE 18
KEYSTONE DIVERSIFIED BOND FUND (B-2)

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the year ended August 31, 1997:

                              COST OF         PROCEEDS
                             PURCHASES       FROM SALES
Non-U.S.Government          $484,209,025    $568,746,313
U.S. Government              201,738,252     244,675,885

  The average daily balance of reverse repurchase agreements outstanding during the year ended August 31, 1997 was $6,879,127 at a weighted average interest rate of 4.64%. The maximum amount of borrowing during the year ended August 31, 1997 was $16,852,313 (including accrued interest).
  On August 31, 1997, the cost of investments for federal income tax purposes was $442,778,613, gross unrealized appreciation of investments was $13,048,948 and gross unrealized depreciation of investments was $4,776,029, resulting in net unrealized appreciation of $8,272,919 for income tax purposes.
  As of August 31, 1997, the Fund had a capital loss carryover for federal income tax purposes of approximately $160,349,000 which expires as follows:
$28,691,000-- 1998; $85,002,000-- 1999; $26,644,000-- 2003 and
$20,012,000-- 2004.

4. DISTRIBUTION PLAN

Evergreen Keystone Distributor, Inc. ("EKD"), a wholly-owned subsidiary of The BISYS Group Inc. ("BISYS"), serves as principal underwriter to the Fund. Prior to December 11, 1996, Evergreen Keystone Investment Services, Inc. ("EKIS"), a wholly-owned subsidiary of Keystone Investment Management Company ("Keystone"), served as the Fund's principal underwriter.


  The Fund has adopted a Distribution Plan (the "Plan") as allowed by Rule 12b-1 of the 1940 Act. The Plan permits the Fund to reimburse its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and services fees to broker-dealers who sell shares of the Fund, are paid by shareholders through expenses called "Distribution Plan expenses". Under the Plan, the Fund currently pays a distribution fee which may not exceed 1.00% of the average daily net assets of the Fund, of which 0.75% is used to pay distribution expenses and 0.25% may be used to pay shareholder service fees.


  The principal underwriter may pay 12b-1 fees greater than the allowable amounts the Fund is permitted to pay. The Fund may reimburse the principal underwriter for such excess amounts in later years with annual interest at the prime rate plus 1.00%.

 The Plan may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the Fund. However, after the termination of the Plan, and subject to the discretion of the Independent Trustees, payments to EKIS and/or EKD may continue as compensation for services which had been provided while the Plan was in effect.

 EKD intends, but is not obligated, to continue to pay distribution costs that exceed the current annual payments from the Fund. EKD intends to seek full payment of such distribution costs from the Fund at such time in the future as, and to the extent that payment thereof would be within permitted limits.

Contingent deferred sales charges paid by redeeming shareholders are paid to EKD or its predecessor.

5. INVESTMENT MANAGEMENT AGREEMENT AND OTHER AFFILIATED TRANSACTIONS

Keystone serves as the investment adviser and manager to the Fund. In return, Keystone is paid a management fee that is calculated daily and paid monthly. The management fee is computed at an annual rate of 2.00% of the Fund's gross investment income plus an amount determined by applying percentage rates starting at 0.50% and declining as net assets increase to 0.25% per annum, to the average daily net asset value of the Fund. Prior to December 11, 1996, Keystone Management, Inc. ("KMI"), a wholly-owned subsidiary of Keystone, served as investment manager to the Fund and provided investment management and administrative services.

Under an investment advisory agreement between KMI and Keystone, Keystone served as the investment adviser and provided investment advisory and management services to the Fund. In return for its services, Keystone received an annual fee equal to 85% of the management fee received by KMI.

  Effective January 1, 1997, BISYS became the sub-administrator to the Fund. This service is paid by Keystone and is not a Fund expense. As sub-administrator, BISYS provides the officers of the Fund.

During the year ended August 31, 1997, the Fund paid or accrued $65,837 to EKIS for certain administrative services. Evergreen Keystone Service Company, a wholly-owned subsidiary of Keystone, serves as the Fund's transfer and dividend disbursing agent. Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.

6. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an expense offset arrangement with its custodian. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

INDEPENDENT AUDITORS' REPORT

THE TRUSTEES AND SHAREHOLDERS
KEYSTONE DIVERSIFIED BOND FUND (B-2)

We have audited the accompanying statement of assets and liabilities of Keystone Diversified Bond Fund (B-2), including the schedule of investments, as of August 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the ten-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Keystone Diversified Bond Fund (B-2) as of August 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the ten-year period then ended in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

Boston, Massachusetts
October 10, 1997

PAGE 21
KEYSTONE DIVERSIFIED BOND FUND (B-2)

FEDERAL TAX STATUS-- FISCAL 1997 DISTRIBUTIONS (UNAUDITED)

The per share distributions paid to you for fiscal 1997, whether taken in shares or cash, are as follows:

Income Dividends           $0.98

In January 1998, complete information on the calendar year 1997 distributions will be forwarded to you to assist you in completing your 1997 federal income tax return.

                                    KEYSTONE
                                FAMILY OF FUNDS
                               (photo of diamond)
                               Balanced Fund (K-1)
                          Diversified Bond Fund (B-2)
                          Growth and Income Fund (S-1)
                          High Income Bond Fund (B-4)
                            International Fund Inc.
                         Precious Metals Holdings, Inc.
                            Quality Bond Fund (B-1)
                        Small Company Growth Fund (S-4)
                          Strategic Growth Fund (K-2)
                                 Tax Free Fund

This report was prepared primarily for the information of the Fund's shareholders. It is authorized for distribution if preceded or accompanied by the Fund's current prospectus. The prospectus contains important information about the Fund including fees and expenses. Read it carefully before you invest or send money. For a free prospectus on other Evergreen Keystone funds, contact your financial adviser or call Evergreen Keystone.

       NOT
      FDIC         MAY LOSE VALUE
     INSURED       NO BANK GUARANTEE

EVERGREEN KEYSTONE DISTRIBUTOR, INC.

Evergreen KeystoneSM is a Service Mark of
Evergreen
Keystone Investment Services, Inc.
Copyright 1997.

B2-R Rev 01

                                    KEYSTONE
                          (Photo Exists in Film ONLY.
                               Will See on Dylux)
                                 DIVERSIFIED BOND
                                   FUND (B-2)

                                EVERGREEN KEYSTONE
                      (LOGO)        FUNDS SM       (LOGO)
                                  ANNUAL REPORT
                                AUGUST 31, 1997
                                                    62492F

Keystone Diversified Bond Fund
PRO FORMA COMBINING FINANCIAL STATEMENTS (UNAUDITED)
PORTFOLIO OF INVESTMENTS (000's)
February 28, 1997

                                                                                                                 Keystone
                                                                                                         Diversified Bond Fund (B-2)
                                                                                                        ----------------------------
                                                                                    Interest  Maturity   Principal        Market
                                                                                      Rate      Date        Value          Value
====================================================================================================================================
FIXED INCOME (98.1%)
INDUSTRIAL BONDS & NOTES (45.6%)
Advertising & Publishing (0.5%)
K-III Communications Corporation (b)                 Sr. Notes                        8.50%    2006        $2,000           $2,000
Lamar Advertising Corporation                        Co. Gtd.                         9.675    2006         1,250            1,306
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             3,306
------------------------------------------------------------------------------------------------------------------------------------
Aircraft (0.3%)
Boeing Co.                                           Deb.                             7.875    2043

Amusements (1.5%)
Casino America, Incorporated                         Sr. Secd. Notes                 12.500    2003         3,500            3,588
Six Flags Theme Parks,
  Incorporated (Eff. Yield 11.12%) (c)               Sr. Disc. Notes                  0.000    2005         2,250            2,228
Trump Atlantic City Associates                       1st Mtge. Notes                 11.250    2006         5,000            4,825
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            10,641
------------------------------------------------------------------------------------------------------------------------------------
Broadcasting (0.4%)
Sinclair Broadcast Group, Incorporated               Sr. Notes (Subord.)             10.000    2005         2,500            2,613

Building Materials (1.7%)
Continental Homes Holding Corporation                Sr. Notes                       10.000    2006         3,000            3,150
HMH Properties, Incorporated                         Sr. Secd. Notes                  9.500    2005         5,000            5,263
Schuller International Group, Incorporated           Sr. Notes                       10.875    2004         2,500            2,775
Webb Corporation                                     Sr. Notes (Subord.)              9.750    2008         1,000            1,019
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            12,207
------------------------------------------------------------------------------------------------------------------------------------
Cable (1.0%)
Comcast Corporation (Eff. Yield 11.72%) (c)          Sr. (Subord.) Disc. Deb.         0.000    2000         3,380            2,476
Continental Cablevision                              Sr. Notes                        8.625    2003         3,500            3,776
Fundy Cable Limited                                  Sr. Secd. Second Priority Note  11.000    2005         1,175            1,251
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             7,503
------------------------------------------------------------------------------------------------------------------------------------
Capital Goods (1.3%)
John Deere Capital Corporation                       Deb.                             8.625    2019         8,850            9,488

Chemicals (0.5%)
ISP Holdings                                         Sr. Notes                        9.750    2002         2,166            2,307
Rexene Corporation                                   Sr. Notes                       11.750    2004         1,450            1,642
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             3,949
------------------------------------------------------------------------------------------------------------------------------------
Consumer Goods (1.9%)
Coty, Incorporated                                   Sr. Notes (Subord.)             10.250    2005         2,500            2,750
Mattel Inc.                                          Notes                            6.750    2000
Revlon Worldwide
  Corporation (Eff. Yield 12.95%) (c)                Sr. Secd. Disc. Notes            0.000    1998         3,500            3,281
Revlon Worldwide
  Corporation (Eff. Yield 10.75%) (b)(c)             Sr. Secd. Disc. Notes            0.000    2001         6,840            4,486
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            10,517
------------------------------------------------------------------------------------------------------------------------------------
Diversified Companies (2.3%)
General Electric Capital Corporation                 Notes                            7.500    2035         6,000            6,110
Grand Metropolitan Investment Corporation            Sr. Notes                        7.450    2035         9,000            9,483
Grand Metropolitan Investment Corporation
  (Eff. Yield 8.13%) (c)                             Co. Gtd.                         0.000    2004
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            15,593
------------------------------------------------------------------------------------------------------------------------------------
Energy and Electrical Products (0.9%)
Affinity Group                                       Sr. Notes                       11.500    2003         2,500            2,625
Arrow Electronics, Incorporated                      Sr. Notes                        7.000    2007         3,800            3,737
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             6,362
------------------------------------------------------------------------------------------------------------------------------------
Finance (11.6%)
ABN Amro Bank                                        Subord. Debs.                    7.300    2026         3,000            2,787
Amsouth Bancorporation                               Subord. Debs.                    6.750    2025        10,000            9,769
APP International Finance Company B. V.              Secd. Sr. Notes                 11.750    2005         2,000            2,205
Associates Corp. North America                       Sr. Notes                        7.625    2000
Commercial Credit Corp. (b)                          Putable Asset Trust              6.450    1999
Commercial Credit Group, Incorporated                Notes                           10.000    2009         5,000            6,057
First Nationwide Holdings                            Sr. Notes                       12.500    2003         2,500            2,825
Fleet Capital II                                     Notes                            7.920    2026
International Lease Finance Corp.                    Notes                            6.250    2000
JPM Capital Trust II                                 Deb.                             7.950    2027         5,000            5,042
Lehman Brothers Holdings                             Sr. Notes                        8.800    2015
Mellon Bank Capital II                               Deb.                             7.995    2027
NB Capital Trust II                                  Notes                            7.830    2026         9,000            8,965
Paine Webber Group, Incorporated                     Sr. Notes                        7.625    2008        10,000           10,081
Paine Webber Group, Incorporated (a)                 Med. Term Notes                  7.490    2004
Smith Barney Holdings                                Notes                            7.125    2006
Sun Canada Financial Co. (b)                         Co. Gtd.                         6.625    2007
Tembec Finance Corporation                           Sr. Notes                        9.875    2005         2,000            2,015
Wachovia Corp.                                       Subord. Notes                    6.605    2025
WFS Financial Owner Trust                            Subord. Notes                    6.400    2003
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            49,746
------------------------------------------------------------------------------------------------------------------------------------
Foods (0.4%)
TLC Beatrice International Holdings, Incorporated    Sr. Secd. Notes                 11.500    2005         3,000            3,210

Healthcare (0.5%)
Genesis Health Ventures, Incorporated                Sr. Notes (Subord.)              9.250    2006         3,250            3,315

Hotels (0.1%)
Wyndham Hotel Corporation                            Sr. Notes (Subord.)             10.500    2006         1,000            1,070

Insurance (7.0%)
AMBAC, Inc.                                          Deb.                             9.375    2011
Lumbermens Mutual Casualty Corporation (b)           Sr. Notes (Subord.)              9.150    2026         5,000            5,477
MBIA, Incorporated                                   Deb.                             9.375    2011        15,250           18,040
MBIA, Incorporated                                   Deb.                             7.000    2025
Nationwide CSN Trust (b)                             Sr. Notes                        9.875    2025        10,000           10,923
Reliance Group Holdings, Incorporated                Sr. Deb. (Subord.)               9.750    2003         4,000            4,220
Vesta Insurance Group, Inc., Trust I                 Deb.                             8.525    2027
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            38,660
------------------------------------------------------------------------------------------------------------------------------------
Metals and Mining (0.5%)
Koppers Industries, Incorporated                     Sr. Notes                        8.500    2004         3,500            3,430

Municipals (0.7%)
Los Angeles, California (b)                          Fire Safety Improvements

                                                                                      Keystone
                                                                              Quality Bond Fund (B-1)             Pro Forma Combined
                                                                              -----------------------            -------------------
                                                                               Principal   Market                 Principal  Market
                                                                                 Value     Value      Adjustments   Value     Value
====================================================================================================================================
FIXED INCOME (98.1%)
INDUSTRIAL BONDS & NOTES (45.6%)
Advertising & Publishing (0.5%)
K-III Communications Corporation (b)                 Sr. Notes                                                     $2,000    $2,000
Lamar Advertising Corporation                        Co. Gtd.                                                       1,250     1,306
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              3,306
------------------------------------------------------------------------------------------------------------------------------------
Aircraft (0.3%)
Boeing Co.                                           Deb.                         2,000     2,113                   2,000     2,113

Amusements (1.5%)
Casino America, Incorporated                         Sr. Secd. Notes                                                3,500     3,588
Six Flags Theme Parks,
  Incorporated (Eff. Yield 11.12%) (c)               Sr. Disc. Notes                                                2,250     2,228
Trump Atlantic City Associates                       1st Mtge. Notes                                                5,000     4,825
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             10,641
------------------------------------------------------------------------------------------------------------------------------------
Broadcasting (0.4%)
Sinclair Broadcast Group, Incorporated               Sr. Notes (Subord.)                                            2,500     2,613

Building Materials (1.7%)
Continental Homes Holding Corporation                Sr. Notes                                                      3,000     3,150
HMH Properties, Incorporated                         Sr. Secd. Notes                                                5,000     5,263
Schuller International Group, Incorporated           Sr. Notes                                                      2,500     2,775
Webb Corporation                                     Sr. Notes (Subord.)                                            1,000     1,019
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             12,207
------------------------------------------------------------------------------------------------------------------------------------
Cable (1.0%)
Comcast Corporation (Eff. Yield 11.72%) (c)          Sr. (Subord.) Disc. Deb.                                       3,380     2,476
Continental Cablevision                              Sr. Notes                                                      3,500     3,776
Fundy Cable Limited                                  Sr. Secd. Second Priority Note                                 1,175     1,251
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              7,503
------------------------------------------------------------------------------------------------------------------------------------
Capital Goods (1.3%)
John Deere Capital Corporation                       Deb.                                                           8,850     9,488

Chemicals (0.5%)
ISP Holdings                                         Sr. Notes                                                      2,166     2,307
Rexene Corporation                                   Sr. Notes                                                      1,450     1,642
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              3,949
------------------------------------------------------------------------------------------------------------------------------------
Consumer Goods (1.9%)
Coty, Incorporated                                   Sr. Notes (Subord.)                                            2,500     2,750
Mattel Inc.                                          Notes                        3,500     3,510                   3,500     3,510
Revlon Worldwide
  Corporation (Eff. Yield 12.95%) (c)                Sr. Secd. Disc. Notes                                          3,500     3,281
Revlon Worldwide
  Corporation (Eff. Yield 10.75%) (b)(c)             Sr. Secd. Disc. Notes                                          6,840     4,486
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            3,510                            14,027
------------------------------------------------------------------------------------------------------------------------------------
Diversified Companies (2.3%)
General Electric Capital Corporation                 Notes                                                          6,000     6,110
Grand Metropolitan Investment Corporation            Sr. Notes                                                      9,000     9,483
Grand Metropolitan Investment Corporation
  (Eff. Yield 8.13%) (c)                             Co. Gtd.                     2,000     1,245                   2,000     1,245
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            1,245                            16,838
------------------------------------------------------------------------------------------------------------------------------------
Energy and Electrical Products (0.9%)
Affinity Group                                       Sr. Notes                                                      2,500     2,625
Arrow Electronics, Incorporated                      Sr. Notes                                                      3,800     3,737
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              6,362
------------------------------------------------------------------------------------------------------------------------------------
Finance (11.6%)
ABN Amro Bank                                        Subord. Debs.                2,000     1,858                   5,000     4,645
Amsouth Bancorporation                               Subord. Debs.                3,500     3,419                  13,500    13,188
APP International Finance Company B. V.              Secd. Sr. Notes                                                2,000     2,205
Associates Corp. North America                       Sr. Notes                    1,500     1,543                   1,500     1,543
Commercial Credit Corp. (b)                          Putable Asset Trust          1,250     1,245                   1,250     1,245
Commercial Credit Group, Incorporated                Notes                                                          5,000     6,057
First Nationwide Holdings                            Sr. Notes                                                      2,500     2,825
Fleet Capital II                                     Notes                        3,000     2,964                   3,000     2,964
International Lease Finance Corp.                    Notes                        2,485     2,447                   2,485     2,447
JPM Capital Trust II                                 Deb.                                                           5,000     5,042
Lehman Brothers Holdings                             Sr. Notes                    3,500     3,893                   3,500     3,893
Mellon Bank Capital II                               Deb.                         2,000     1,987                   2,000     1,987
NB Capital Trust II                                  Notes                                                          9,000     8,965
Paine Webber Group, Incorporated                     Sr. Notes                                                     10,000    10,081
Paine Webber Group, Incorporated (a)                 Med. Term Notes              4,500     3,549                   3,500     3,549
Smith Barney Holdings                                Notes                        3,000     2,969                   3,000     2,969
Sun Canada Financial Co. (b)                         Co. Gtd.                     4,500     4,271                   4,500     4,271
Tembec Finance Corporation                           Sr. Notes                                                      2,000     2,015
Wachovia Corp.                                       Subord. Notes                2,265     2,228                   2,265     2,228
WFS Financial Owner Trust                            Subord. Notes                2,000     1,988                   2,000     1,988
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           34,361                            84,107
------------------------------------------------------------------------------------------------------------------------------------
Foods (0.4%)
TLC Beatrice International Holdings,
  Incorporated                                       Sr. Secd. Notes                                                3,000     3,210

Healthcare (0.5%)
Genesis Health Ventures, Incorporated                Sr. Notes (Subord.)                                            3,250     3,315

Hotels (0.1%)
Wyndham Hotel Corporation                            Sr. Notes (Subord.)                                            1,000     1,070

Insurance (7.0%)
AMBAC, Inc.                                          Deb.                         2,000     2,373                   2,000     2,373
Lumbermens Mutual Casualty Corporation (b)           Sr. Notes (Subord.)          3,000     3,286                   8,000     8,763
MBIA, Incorporated                                   Deb.                                                          15,250    18,040
MBIA, Incorporated                                   Deb.                         4,000     3,721                   4,000     3,721
Nationwide CSN Trust (b)                             Sr. Notes                                                     10,000    10,923
Reliance Group Holdings, Incorporated                Sr. Deb. (Subord.)                                             4,000     4,220
Vesta Insurance Group, Inc., Trust I                 Deb.                         2,000     2,023                   2,000     2,023
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           11,403                            50,063
------------------------------------------------------------------------------------------------------------------------------------
Metals and Mining (0.5%)
Koppers Industries, Incorporated                     Sr. Notes                                                      3,500     3,430

Keystone Diversified Bond Fund
PRO FORMA COMBINING FINANCIAL STATEMENTS (UNAUDITED)
PORTFOLIO OF INVESTMENTS (000'S)
February 28, 1997


                                                                                                                     Keystone
                                                                                                                 Diversified Bond
                                                                                                                    Fund (B-2)
                                                                                                                -------------------
                                                                                            Interest  Maturity  Principal    Market
                                                                                            Rate      Date        Value       Value
====================================================================================================================================
                                                             Assessment District #1            8.480      2015      4,896      5,086

Oil and Oil Services (3.8%)
Apache Corporation                                       Deb.                                  7.625      2096      2,500      2,461
Occidental Petroleum Corporation                         Sr. Deb.                             10.125      2009      5,500      6,700
Oslo Seismic Services, Inc. (b)                          1st Prf. Mtg. Notes                   8.280      2011      9,810     10,051
Stena AB                                                 Sr. Notes                            10.500      2005      2,000      2,190
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              21,402
------------------------------------------------------------------------------------------------------------------------------------
Retail (0.7%)
Cole National Group, Incorporated                        Sr. Notes                            11.250      2001      2,000      2,205
Kohl's Corp.                                             Notes                                 7.375      2011
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               2,205
------------------------------------------------------------------------------------------------------------------------------------
Telecommunications (5.1%)
Adelphia Communications Corporation (b)                  Sr. Notes                             9.875      2007      2,000      1,935
American Media Operations Corporation                    Sr. Notes (Subord.)                  11.625      2004      4,000      4,400
Benedek Communications (Eff. Yield 12.24%) (b) (c)       Sr. (Subord.) Disc. Notes             0.000      2006      3,750      2,391
Cablevision Systems Corporation                          Sr. Deb. (Subord.)                    9.875      2013      1,500      1,508
Cablevision Systems Corporation                          Sr. Deb. (Subord.)                   10.500      2016      1,500      1,575
Comcast Corporation                                      Sr. Deb. (Subord.)                   10.625      2012      2,500      2,813
GTE Corp.                                                Notes                                 8.750      2021
Marcus Cable Operations Limited
  Partnership (Eff. Yield 10.91%) (c)                    Sr. (Subord.) Disc. Notes             0.000      2004      3,000      2,505
Millicom International Cellular S. A. (b)                Sr. (Subord.) Notes                  13.500      2006      3,750      2,531
Pricecellular Wireless Corporation (Eff. Yield
  10.52%) (c)                                            Sr. Disc. Notes                       0.000      2003      4,025      3,643
SFX Broadcasting, Incorporated                           Sr. Notes (Subord.)                  10.750      2006      3,500      3,780
Telewest PLC (Eff. Yield  9.83%) (c)                     Sr. Disc. Deb.                        0.000      2007      5,000      3,438
Vanguard Cellular Systems, Incorporated                  Sr. Deb.                              9.375      2006      3,000      3,045
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              33,564
------------------------------------------------------------------------------------------------------------------------------------
Tobacco (0.4%)
Philip Morris Companies, Inc.                            Sr. Notes                             7.200      2007

Transportation (1.0%)
Golden State Petroleum Transportation Corporation (b)    1st Pfd. Mtge. Notes                  8.040      2019      4,000      3,959

Utilities (1.5%)
Citizens Utilities Co.                                   Deb.                                  7.050      2046
El Paso Electric Company                                 1st Mtge. Bds.                        9.400      2011      5,000      5,381
Korea Electric & Power Corp.                             Deb.                                  7.000      2027
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               5,381
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TOTAL INDUSTRIAL BONDS & NOTES (Cost - $323,097)                                                                             253,207
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN BONDS (U.S. DOLLARS) (2.5%)
Bayer Corp. (b)                                          Sr. Notes                             7.125      2015
Grupo Televisa S.A. (b)                                  Sr. Notes                            11.875      2006      1,500      1,669
Indah Kiat International Finance Company B. V.           Sr. Secd. Notes                      12.500      2006      3,000      3,360
Ispat Mexicana S.A.                                      Sr. Unsecd. Deb.                     10.375      2001      4,000      4,070
Republic of Argentina                                    Deb.                                 11.375      2017      1,800      1,913
Transportacion Maritima Mexicana                         Sr. Notes                            10.000      2006      3,500      3,474
TV Azteca S.A. de C.V. (b)                               Sr. Notes                            10.500      2007        750        761
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN BONDS (U.S. DOLLARS) (Cost - $17,003)                                                                           15,247
------------------------------------------------------------------------------------------------------------------------------------

FOREIGN BONDS (NON U.S. DOLLARS) (11.3%)
Canada Government                                        Deb.                                  8.750      2005     18,400     15,647
                                                                                                              Canadian Dollars

Federal Republic of Germany                              Deb.                                  6.500      2003     16,813     10,799
                                                                                                                German Marks

Federal Republic of Germany                              Deb.                                  6.875      2005     24,700     16,121
                                                                                                                German Marks

United Kingdom Treasury                                  Deb. Govt. Gtd.                       7.000      2001      9,670     15,796
                                                                                                               Pound Sterling
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN BONDS (NON U.S. DOLLARS) (Cost - $84,586)                                                                       58,363
------------------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (20.8%)
Asset Securitization Corporation (Est. Mat. 2011) (a)    Series 1996-D3                        7.707      2026      3,000      3,060
Asset Securitization Corporation (Est. Mat. 2011) (a)    Series 1996-D3                        7.526      2026
Chase Mortgage Finance Corporation (Est. Mat. 2005)
  (a) (b)                                                Series 1994-L                         7.875      2025      3,016      2,938
Collateralized Mortgage Investors Trust  (Est. Mat.
  1997) (a)                                              Series 6 Class D                      8.800      2006        581        580
Criimi Mae Financial Corporation (Est. Mat. 2003) (a)    Series 1 Class A                      7.000      2033      3,237      3,108
DLJ Mortgage Acceptance Corporation (Est. Mat.
  2007) (a)                                              Series 1997                           7.818      2026      8,000      7,870
DLJ Mortgage Acceptance Corporation (Est. Mat.
  2007) (a)                                              Series 1997                           7.817      2026
FHA Pool #02043143 (Est. Mat. 1999) (a)                  Blair House Project                   9.125      2034      3,374      3,648
FHA Pool #02043143 (Est. Mat. 1999) (a)                  Blair House Project                  10.250      2034      2,501      2,651
FHLMC (Est. Mat.  2010) (a)                              Series G8 Class SB inverse floater    9.600      2023        192        158
FHLMC Trust (Est. Mat. 2004) (a)                         Series 47, Class A                    5.000      2022      5,000      4,398
FHLMC Trust (Est. Mat. 2005) (a)                         Series 1701, Class PH                 6.500      2009
FHLMC Trust (Est. Mat. 2009) (a)                         Series 117, Class G                   8.500      2021
FNMA  REMIC Trust (Est. Mat. 2002) (a)                   Series 1996-17, Class A               6.000      2004
FNMA  REMIC Trust (Est. Mat. 2003) (a)                   Series 1993-156 Class B               6.500      2018
FNMA  REMIC Trust (Est. Mat. 2004) (a)                   Series 1993-G09 Class H               7.000      2020
FNMA  REMIC Trust (Est. Mat. 2005) (a)                   Series 1992-181 Class PK              6.500      2021
FNMA  (Est. Mat. 2004) (a)                               Series 1993-248, Class SA             3.213      2023     12,511      9,082
FNMA  (Est. Mat. 2004) (a)                               Series 1993-196, Class SC             5.374      2008      5,700      4,742
FNMA Trust (Est. Mat. 2007) (a)                          Series 1993 038 Class L               5.000      2022      5,000      4,186
GS Mortgage Securities Corporation (Est. Mat. 2007) (a)  Series 1996-PL                        7.410      2027      4,700      4,601
KS Mortgage Capital LP (Est. Mat. 1999) (a) (b)          Series 1995-1, Class A1               6.983      2030
Marine Midland (Est. Mat. 1997) (a)                      Series 1991-3                         8.000      2024      3,435      3,430
Merrill Lynch Mortgage Investors, Incorporated (Est.
  Mat. 2007) (a)                                         Series 1996-C1                        7.420      2026      5,000      4,963
Merrill Lynch Mortgage Investors, Incorporated (Est.
  Mat. 2000) (a)                                         Series 1992 D Class B                 8.500      2017      1,407      1,463
Merrill Lynch Trust (Est. Mat. 2007) (a)                 Series 35 Class G                     8.450      2018
Morgan Stanley, Incorporated (Est. Mat. 2001) (a) (b)    Series 1996 Class A                   6.475      2010      4,910      4,767
Morgan Stanley, Incorporated (Est. Mat. 2006) (a) (b)    Series 1996-WF1 Class B               6.587      2006      2,000      1,904
Morgan Stanley, Incorporated (Est. Mat. 2006) (a) (b)    Series 1996-WF1 Class B               6.590      2028
Paine Webber Mortgage Acceptance Corporation IV
  (Est. Mat. 2006) (a)                                   Series 1993-4                         7.500      2023      2,852      2,803
Paine Webber Mortgage Acceptance Corporation IV
  (Est. Mat. 1998) (a)                                   Series 1993-5 Class A3                6.875      2008
Residential Asset Securitization Trust (Est. Mat.
  2008) (a)                                              Series 1996-A3 Class A9               7.500      2026      5,000      4,767
Residential Asset Securitization Trust (Est. Mat.
  1999) (a)                                              Series 1996-A5 Class A3               7.750      2026
Residential Accredit Loans, Inc. (Est. Mat. 2014) (a)    Series 1996-QS4 Class AI10            7.900      2026


                                                                                           Keystone
                                                                                         Quality Bond
                                                                                          Fund (B-1)             Pro Forma Combined
                                                                                       ----------------          ------------------
                                                                                       Principal Market            Principal Market
                                                                                         Value    Value Adjustment   Value    Value
===================================================================================================================================
                                                           Assessment District #1                                    4,896   5,086

Oil and Oil Services (3.8%)
Apache Corporation                                       Deb.                                                        2,500   2,461
Occidental Petroleum Corporation                         Sr. Deb.                           3,000   3,655            8,500  10,355
Oslo Seismic Services, Inc. (b)                          1st Prf. Mtg. Notes                2,452   2,513           12,262  12,564
Stena AB                                                 Sr. Notes                                                   2,000   2,190
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    6,168                   27,570
-----------------------------------------------------------------------------------------------------------------------------------
Retail (0.7%)
Cole National Group, Incorporated                        Sr. Notes                                                   2,000   2,205
Kohl's Corp.                                             Notes                              2,500   2,479            2,500   2,479
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    2,479                    4,684
-----------------------------------------------------------------------------------------------------------------------------------
Telecommunications (5.1%)
Adelphia Communications Corporation (b)                  Sr. Notes                                                   2,000   1,935
American Media Operations Corporation                    Sr. Notes (Subord.)                                         4,000   4,400
Benedek Communications (Eff. Yield 12.24%) (b) (c)       Sr. (Subord.) Disc. Notes                                   3,750   2,391
Cablevision Systems Corporation                          Sr. Deb. (Subord.)                                          1,500   1,508
Cablevision Systems Corporation                          Sr. Deb. (Subord.)                                          1,500   1,575
Comcast Corporation                                      Sr. Deb. (Subord.)                                          2,500   2,813
GTE Corp.                                                Notes                              3,000   3,440            3,000   3,440
Marcus Cable Operations Limited
  Partnership (Eff. Yield 10.91%) (c)                    Sr. (Subord.) Disc. Notes                                   3,000   2,505
Millicom International Cellular S. A. (b)                Sr. (Subord.) Notes                                         3,750   2,531
Pricecellular Wireless Corporation (Eff. Yield
  10.52%) (c)                                            Sr. Disc. Notes                                             4,025   3,643
SFX Broadcasting, Incorporated                           Sr. Notes (Subord.)                                         3,500   3,780
Telewest PLC (Eff. Yield  9.83%) (c)                     Sr. Disc. Deb.                                              5,000   3,438
Vanguard Cellular Systems, Incorporated                  Sr. Deb.                                                    3,000   3,045
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    3,440                   37,004
-----------------------------------------------------------------------------------------------------------------------------------
Tobacco (0.4%)
Philip Morris Companies, Inc.                            Sr. Notes                          3,000   2,974            3,000   2,974

Transportation (1.0%)
Golden State Petroleum Transportation Corporation (b)    1st Pfd. Mtge. Notes               3,000   2,969            7,000   6,928

Utilities (1.5%)
Citizens Utilities Co.                                   Deb.                               2,000   1,872            2,000   1,872
El Paso Electric Company                                 1st Mtge. Bds.                                              5,000   5,381
Korea Electric & Power Corp.                             Deb.                               3,250   3,242            3,250   3,242
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    5,114                   10,495
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INDUSTRIAL BONDS & NOTES (Cost - $323,097)                                                   75,776                  328,983
-----------------------------------------------------------------------------------------------------------------------------------
FOREIGN BONDS (U.S. DOLLARS) (2.5%)
Bayer Corp. (b)                                          Sr. Notes                          3,000   2,873            3,000   2,873
Grupo Televisa S.A. (b)                                  Sr. Notes                                                   1,500   1,669
Indah Kiat International Finance Company B. V.           Sr. Secd. Notes                                             3,000   3,360
Ispat Mexicana S.A.                                      Sr. Unsecd. Deb.                                            4,000   4,070
Republic of Argentina                                    Deb.                                                        1,800   1,913
Transportacion Maritima Mexicana                         Sr. Notes                                                   3,500   3,474
TV Azteca S.A. de C.V. (b)                               Sr. Notes                                                     750     761
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN BONDS (U.S. DOLLARS) (Cost - $17,003)                                                 2,873                   18,120
-----------------------------------------------------------------------------------------------------------------------------------

FOREIGN BONDS (NON U.S. DOLLARS) (11.3%)
Canada Government                                        Deb.                               7,250   6,165           25,650  21,812


Federal Republic of Germany                              Deb.                               6,652   4,273           23,465  15,072


Federal Republic of Germany                              Deb.                               9,750   6,364           34,450  22,485


United Kingdom Treasury                                  Deb. Govt. Gtd.                    3,820   6,240           13,490  22,036

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN BONDS (NON U.S. DOLLARS) (Cost - $84,586)                                            23,042                   81,405
-----------------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (20.8%)
Asset Securitization Corporation (Est. Mat. 2011) (a)    Series 1996-D3                                              3,000   3,060
Asset Securitization Corporation (Est. Mat. 2011) (a)    Series 1996-D3                     1,416   1,445            1,416   1,445
Chase Mortgage Finance Corporation (Est. Mat. 2005)
  (a) (b)                                                Series 1994-L                                               3,016   2,938
Collateralized Mortgage Investors Trust  (Est. Mat.
  1997) (a)                                              Series 6 Class D                                              581     580
Criimi Mae Financial Corporation (Est. Mat. 2003) (a)    Series 1 Class A                     925     888            4,162   3,996
DLJ Mortgage Acceptance Corporation (Est. Mat.
  2007) (a)                                              Series 1997                                                 8,000   7,870
DLJ Mortgage Acceptance Corporation (Est. Mat.
  2007) (a)                                              Series 1997                        3,000   2,951            3,000   2,951
FHA Pool #02043143 (Est. Mat. 1999) (a)                  Blair House Project                                         3,374   3,648
FHA Pool #02043143 (Est. Mat. 1999) (a)                  Blair House Project                                         2,501   2,651
FHLMC (Est. Mat.  2010) (a)                              Series G8 Class SB inverse floater                            192     158
FHLMC Trust (Est. Mat. 2004) (a)                         Series 47, Class A                                          5,000   4,398
FHLMC Trust (Est. Mat. 2005) (a)                         Series 1701, Class PH              3,500   3,409            3,500   3,409
FHLMC Trust (Est. Mat. 2009) (a)                         Series 117, Class G                1,650   1,721            1,650   1,721
FNMA  REMIC Trust (Est. Mat. 2002) (a)                   Series 1996-17, Class A            3,500   3,356            3,500   3,356
FNMA  REMIC Trust (Est. Mat. 2003) (a)                   Series 1993-156 Class B            2,800   2,655            2,800   2,655
FNMA  REMIC Trust (Est. Mat. 2004) (a)                   Series 1993-G09 Class H            5,000   4,906            5,000   4,906
FNMA  REMIC Trust (Est. Mat. 2005) (a)                   Series 1992-181 Class PK           4,000   3,829            4,000   3,829
FNMA  (Est. Mat. 2004) (a)                               Series 1993-248, Class SA                                  12,511   9,082
FNMA  (Est. Mat. 2004) (a)                               Series 1993-196, Class SC                                   5,700   4,742
FNMA Trust (Est. Mat. 2007) (a)                          Series 1993 038 Class L            2,500   2,093            7,500   6,279
GS Mortgage Securities Corporation (Est. Mat. 2007) (a)  Series 1996-PL                     1,850   1,811            6,550   6,412
KS Mortgage Capital LP (Est. Mat. 1999) (a) (b)          Series 1995-1, Class A1            2,807   2,808            2,807   2,808
Marine Midland (Est. Mat. 1997) (a)                      Series 1991-3                                               3,435   3,430
Merrill Lynch Mortgage Investors, Incorporated (Est.
  Mat. 2007) (a)                                         Series 1996-C1                                              5,000   4,963
Merrill Lynch Mortgage Investors, Incorporated (Est.
  Mat. 2000) (a)                                         Series 1992 D Class B                                       1,407   1,463
Merrill Lynch Trust (Est. Mat. 2007) (a)                 Series 35 Class G                  2,700   2,855            2,700   2,855
Morgan Stanley, Incorporated (Est. Mat. 2001) (a) (b)    Series 1996 Class A                                         4,910   4,767
Morgan Stanley, Incorporated (Est. Mat. 2006) (a) (b)    Series 1996-WF1 Class B                                     2,000   1,904
Morgan Stanley, Incorporated (Est. Mat. 2006) (a) (b)    Series 1996-WF1 Class B            1,000     952            1,000     952
Paine Webber Mortgage Acceptance Corporation IV
  (Est. Mat. 2006) (a)                                   Series 1993-4                                               2,852   2,803
Paine Webber Mortgage Acceptance Corporation IV
  (Est. Mat. 1998) (a)                                   Series 1993-5 Class A3             1,221   1,221            1,221   1,221
Residential Asset Securitization Trust (Est. Mat.
  2008) (a)                                              Series 1996-A3 Class A9                                     5,000   4,767
Residential Asset Securitization Trust (Est. Mat.
  1999) (a)                                              Series 1996-A5 Class A3            3,000   3,013            3,000   3,013
Residential Accredit Loans, Inc. (Est. Mat. 2014) (a)    Series 1996-QS4 Class AI10         3,500   3,533            3,500   3,533


Keystone Diversified Bond Fund
PRO FORMA COMBINING FINANCIAL STATEMENTS (UNAUDITED)
PORTFOLIO OF INVESTMENTS (000's)
February 28, 1997

                                                                                                                   Keystone
                                                                                                                  Diversified
                                                                                                                Bond Fund (B-2)
                                                                                                            ------------------------
                                                                                        Interest Maturity     Principal     Market
                                                                                        Rate     Date           Value        Value
------------------------------------------------------------------------------------------------------------------------------------
Residential Funding Corp. (Est. Mat. 1998) (a)                 Series 1994-s15 Class A1    7.750    2024
Ryland Acceptance Corporation (Est. Mat. 2000) (a)             Series 88, Class E          7.950    2019         9,779        9,818
Shearson Lehman, Incorporated (Est. Mat. 2004) (a)             Series V, Class 5           7.500    2019         5,000        4,963
Volvo Car Finance Grantor Trust
   (Eff. Yield  6.62%)  (Est. Mat. 1996) (a) (b) (c)           Series 1993-2 Class A       0.000    1997           105          105
Zale Funding Trust (Est. Mat.  1999) (a)                       Series 1994-1 Class A2      7.325    2003        11,000       11,120
------------------------------------------------------------------------------------------------------------------------------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $149,976)                                                                 101,125
------------------------------------------------------------------------------------------------------------------------------------
ASSET - BACKED SECURITIES (4.1%)
Cargill Lease Receivables Trust                                Series 1996-A Class A2      6.430    2005         4,000        3,951
ContiMortgage Home Equity Loans, Inc.                          Series 1995-D               6.880    2028
CoreStates Home Equity Trust                                   Series 1996-1 Class A4      7.000    2012
Ford Credit Auto Owner Trust                                   Series 1996-B Class A4      6.300    2001
Merrill Lynch Mortgage Investors, Inc.                         Series 1991-D Class A       9.000    2011
Merrill Lynch Mortgage Investors, Inc.                         Series 1991-G Class B       9.150    2011
Merrill Lynch Mortgage Investors, Inc.                         Series 1992-B Class B       8.500    2012
Merrill Lynch Mortgage Investors, Inc.                         Series 1992-D Class B       8.500    2017
Olympic Automobile Receivables                                 Series 1996-C               6.800    2002
Southern Pacific Secured Assets Corp.                          Series 1996-3 Class A4      7.600    2027
University Support Services, Inc.                              Series 1992-D               9.070    2007
World Omni Automobile Lease Trust                              Series 1996-B Class A3      6.250    2002
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES (Cost - $29,116)                                                                                3,951
------------------------------------------------------------------------------------------------------------------------------------
UNITED STATES GOVERNMENT (AND AGENCY) ISSUES (12.9%)
FHLB                                                           Deb.                        8.700    2005
FHLMC                                                          Global Note                 6.700    2007         5,575        5,531
FHLMC                                                          Deb.                        7.800    2016
United States Treasury Bonds                                                               6.500    2026         8,300        7,919
United States Treasury Bonds                                                               7.875    2021        26,250       29,041
United States Treasury Notes                                                               6.250    2002         8,250        8,195
United States Treasury Notes                                                               6.500    2006         5,215        5,174
United States Treasury Strip (Eff. Yield 8.71%) (c)                                        0.000    2021       106,250       18,893
------------------------------------------------------------------------------------------------------------------------------------
TOTAL UNITED STATES GOVERNMENT ISSUES (Cost - $92,995)                                                                       74,753
------------------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES (0.9%)
FHLMC Pool #303865                                                                         8.500    1997
FNMA Pool #303664                                                                          6.500    2010
------------------------------------------------------------------------------------------------------------------------------------
TOTAL MORTGAGE-BACKED SECURITIES (Cost - $6,356)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TOTAL FIXED INCOME (Cost - $703,129)                                                                                        506,646
------------------------------------------------------------------------------------------------------------------------------------

Common Stock (0.0%)                                                                                              Shares
PH Holdings Corporation  (d)                                                                                         0 *         0 *
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         Interest   Maturity   Maturity       Market
                                                                                           Rate       Date       Value         Value
------------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT (3.6%) (Cost - $25,700)
Keystone Joint Repurchase Agreement
      (Investments in repurchase agreements, in a
       joint trading account, purchased 2/28/97) (e)                                       5.413     3/3/97    $21,283      $21,273
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS  (Cost - $728,829)                                                                                        527,919
OTHER ASSETS AND LIABILITIES-NET (-1.7%)                                                                                    (12,030)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                                          $515,889
------------------------------------------------------------------------------------------------------------------------------------

                                                                                            Keystone
                                                                                             Quality
                                                                                         Bond Fund (B-1)        Pro Forma Combined
                                                                                       ------------------       -------------------
                                                                                        Principal Market Adjust- Principal  Market
                                                                                          Value    Value  ment     Value     Value
------------------------------------------------------------------------------------------------------------------------------------
Residential Funding Corp. (Est. Mat. 1998) (a)                 Series 1994-s15 Class A1   2,412    2,427           2,412     2,427
Ryland Acceptance Corporation (Est. Mat. 2000) (a)             Series 88, Class E         2,794    2,805          12,573    12,623
Shearson Lehman, Incorporated (Est. Mat. 2004) (a)             Series V, Class 5                                   5,000     4,963
Volvo Car Finance Grantor Trust
   (Eff. Yield  6.62%)  (Est. Mat. 1996) (a) (b) (c)           Series 1993-2 Class A                                 105       105
Zale Funding Trust (Est. Mat.  1999) (a)                       Series 1994-1 Class A2                             11,000    11,120
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $149,976)                                       48,678                   149,803
-----------------------------------------------------------------------------------------------------------------------------------
ASSET - BACKED SECURITIES (4.1%)
Cargill Lease Receivables Trust                                Series 1996-A Class A2                              4,000     3,951
ContiMortgage Home Equity Loans, Inc.                          Series 1995-D              1,000      987           1,000       987
CoreStates Home Equity Trust                                   Series 1996-1 Class A4     3,100    3,043           3,100     3,043
Ford Credit Auto Owner Trust                                   Series 1996-B Class A4     4,400    4,386           4,400     4,386
Merrill Lynch Mortgage Investors, Inc.                         Series 1991-D Class A          1        1               1         1
Merrill Lynch Mortgage Investors, Inc.                         Series 1991-G Class B      3,462    3,623           3,462     3,623
Merrill Lynch Mortgage Investors, Inc.                         Series 1992-B Class B      1,913    1,959           1,913     1,959
Merrill Lynch Mortgage Investors, Inc.                         Series 1992-D Class B      2,233    2,322           2,233     2,322
Olympic Automobile Receivables                                 Series 1996-C              3,000    3,024           3,000     3,024
Southern Pacific Secured Assets Corp.                          Series 1996-3 Class A4     3,300    3,292           3,300     3,292
University Support Services, Inc.                              Series 1992-D                815      816             815       816
World Omni Automobile Lease Trust                              Series 1996-B Class A3     2,100    2,089           2,100     2,089
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES (Cost - $29,116)                                                    25,542                    29,493
-----------------------------------------------------------------------------------------------------------------------------------
UNITED STATES GOVERNMENT (AND AGENCY) ISSUES (12.9%)
FHLB                                                           Deb.                       1,000    1,020           1,000     1,020
FHLMC                                                          Global Note                5,750    5,705          11,325    11,236
FHLMC                                                          Deb.                       2,000    2,049           2,000     2,049
United States Treasury Bonds                                                                                       8,300     7,919
United States Treasury Bonds                                                              1,200    1,328          27,450    30,369
United States Treasury Notes                                                                                       8,250     8,195
United States Treasury Notes                                                              8,300    8,235          13,515    13,409
United States Treasury Strip (Eff. Yield 8.71%) (c)                                                              106,250    18,893
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL UNITED STATES GOVERNMENT ISSUES (Cost - $92,995)                                            18,337                    93,090
-----------------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES (0.9%)
FHLMC Pool #303865                                                                           13       13              13        13
FNMA Pool #303664                                                                         6,329    6,226           6,329     6,226
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL MORTGAGE-BACKED SECURITIES (Cost - $6,356)                                                   6,239                     6,239
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL FIXED INCOME (Cost - $703,129)                                                             200,487                   707,133
-----------------------------------------------------------------------------------------------------------------------------------
Common Stock (0.0%)
PH Holdings Corporation  (d)                                                                                          0 *       0 *
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      Maturity     Market
                                                                                        Value       Value
------------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT (3.6%) (Cost - $25,700)
Keystone Joint Repurchase Agreement
      (Investments in repurchase agreements, in a
       joint trading account, purchased 2/28/97) (e)                                     $4,427    $4,427                   $25,700
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS  (Cost - $728,829)                                                              204,914                   732,833
OTHER ASSETS AND LIABILITIES-NET (-1.7%)                                                             (160)                  (12,190)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                $204,754                  $720,643
------------------------------------------------------------------------------------------------------------------------------------


(a) The estimated maturity of a Collateralized Mortgage Obligation ("CMO") is based on current and projected prepayment rates. Changes in interest rates can cause the estimated maturity to differ from the listed date.
(b) Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(c) Effective yield (calculated at date of purchase) is the yield at which the bond accretes on an annual basis until maturity date. (d) Non-income producing security. (e) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at February 28, 1997.
(d) Non-Income producing security.
(e) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at February 28, 1997.

*   Represents an amount less than 1,000 shares/dollars.


Legend of Portfolio Abbreviations:
FHA - Federal Housing Administration
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association


See Notes to Pro Forma Combining Financial Statements.

KEYSTONE DIVERSIFIED BOND FUND (B-2)
Pro Forma Combining Financial Statements (unaudited)
Statement of Assets and Liabilities (000's)
February 28, 1997


                                                                      Keystone            Keystone
                                                                  Diversified Bond      Quality Bond                       Pro Forma
                                                                      Fund (B-2)         Fund (B-1)         Adjustments    Combined
                                                                 ------------------------------------------------------------------
Assets:
Investments at value (cost $728,829)                                 $527,919           $204,914                          $732,833
Cash                                                                      252                141                               393
Interest receivable                                                     9,002              3,238                            12,240
Receivable for investment sold                                          6,911                  2                             6,913
Receivable for Fund shares sold                                           138                 21                               159
Tax reclaim receivable                                                      0                 28                                28
Net unrealized appreciation on forward foreign
   currency exchange contracts                                            771                305                             1,076
Prepaid expenses and other assets                                         130                 89                               219
                                                                 -----------------------------------------------     --------------
Total Assets                                                          545,123            208,738              0            753,861

Liabilities:
Payable for investments purchased                                      17,717              3,008                            20,725
Payable for reverse repurchase agreement                                8,066                  0                             8,066
Distributions to shareholders                                           1,267                322                             1,589
Payable for Fund shares redeemed                                        1,233                269                             1,502
Distribution fee payable                                                  873                261                             1,134
Due to related parties                                                     13                 98                               111
Net unrealized depreciation on forward foreign
   currency exchange contracts                                             30                 12                                42
Accrued expenses                                                           35                 14                                49
                                                                 -----------------------------------------------     --------------
Total Liabilities                                                      29,234              3,984              0             33,218

Net Assets                                                           $515,889           $204,754             $0           $720,643
                                                                 ==================================================================

Net assets are comprised of:
Paid-in capital                                                       672,745            233,313                           906,058
Accumulated distributions in excess of net
     investment income                                                 (2,715)              (346)                           (3,061)
Accumulated net realized loss on investments                        ($160,079)          ($27,131)                        ($187,210)
Net unrealized appreciation (depreciation) of investments
      and foreign currency related transactions                         5,938            ($1,082)                            4,856
                                                                 -----------------------------------------------     --------------
Net Assets                                                           $515,889           $204,754             $0           $720,643
                                                                 ==================================================================

Class A Shares
Net Assets                                                         -                  -                $629,305 a         $629,305
Shares of beneficial interest outstanding                          -                  -                  41,547 a           41,452
                                                                                                            (95)b
Net Asset Value                                                    -                  -                                     $15.18
Maximum Offer Price - 4.75%                                        -                  -                                     $15.94

Class B Shares
Net Assets                                                           $515,889           $204,754      ($629,305)a         $ 91,338
Shares of beneficial interest outstanding                              33,981             13,594        (41,547)a            6,016
                                                                                                            (12)b
Net Asset Value                                                        $15.18             $15.06                            $15.18

Class C Shares
Net Assets                                                         -                  -                                    -
Shares of beneficial interest outstanding                          -                  -                                    -
Net Asset Value                                                    -                  -                                    -

a Reflects the conversion of Class B shares purchased before 1/1/95 into
  Class A.
b Reflects the adjustment for the conversion of the remaining shares of the of B-1 into B-2.

See Notes to Pro Forma Combining Financial Statements.

KEYSTONE DIVERSIFIED BOND FUND (B-2)
Pro Forma Combining Financial Statements (unaudited)
Statement of Operations (000's)
Year Ended February 28, 1997

                                                                      Keystone            Keystone
                                                                  Diversified Bond      Quality Bond                   Pro Forma
                                                                      Fund (B-2)         Fund (B-1)    Adjustments     Combined
                                                                 -------------------------------------------------  --------------
Investment Income:
Interest income                                                      $47,239            $16,932                           $64,171
                                                                 -------------------------------------------------  --------------

Expenses:
Management fee                                                         3,120              1,440           (506)a            4,054
Distribution fee                                                       5,713              2,382                             8,095
Transfer agent fee                                                     1,350                576                             1,926
Custodian fee                                                            291                137            (37)b              391
Professional fees                                                         46                 29            (20)c               55
Registration and filing fees                                              41                 38            (19)c               60
Reports and notices to shareholders                                       28                 10             (5)c               33
Administrative personnel & service fees                                   25                 22            (20)c               27
Insurance expense                                                         26                  8                                34
Trustees fees                                                             27                 31            (31)c               27
Miscellaneous                                                             14                  1             (5)c               10
                                                                 -------------------------------------------------  --------------
Total expenses                                                        10,681              4,674           (643)            14,712
Less:  Indirectly paid expenses                                          (69)               (31)                             (100)
                                                                 -------------------------------------------------  --------------
Net Expenses                                                          10,612              4,643           (643)            14,612
                                                                 -------------------------------------------------  --------------

Net investment income                                                 36,627             12,289            643             49,559

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on investments                                7,396             (1,026)                            6,370
Net change in unrealized appreciation
    (depreciation) on investments                                     (2,324)            (1,892)                           (4,216)
                                                                 -------------------------------------------------  --------------
Net realized and unrealized gain (loss) on investments                 5,072             (2,918)             0              2,154

Net increase in net assets resulting from operations                 $41,699             $9,371           $643            $51,713
                                                                 =================================================  ==============

a Reflects decrease as break points are reached with a higher combined assets level.
b Reflects a decrease due to custody contract asset fee break points attained with a higher combined assets level.
c Reflects expected cost savings when the funds combine.



See Notes to Pro Forma Combining Financial Statements.

KEYSTONE DIVERSIFIED BOND FUND (B-2)
Notes to Pro Forma Combining Financial Statements (Unaudited)
February 28, 1997

1. Basis of Combination - The Pro Forma Statement of Assets and Liabilities, including the Pro Forma Portfolio of Investments, and the related Pro Forma Statement of Operations ("Pro Forma Statements") reflect the accounts of Keystone Diversified Bond Fund ("B-2") and Keystone Quality Bond Fund ("B-1") at February 28, 1997 and for the year then ended.

The Pro Forma Statements give effect to the proposed Agreement and Plan of Reorganizations (the "Reorganizations") to be submitted to shareholders of each of B-1 and B-2. The Reorganizations provide for the acquisition of all assets and liabilities of B-1 and B-2 by Evergreen Diversified Bond Fund ("Evergreen Diversified"), a series of Evergreen Fixed Income Trust, in exchange for shares of Evergreen Diversified. Thereafter, there will be a distribution of such shares of Evergreen Diversified to shareholders of B-1 and B-2 in liquidation and subsequent termination thereof. As a result of the Reorganizations, the shareholders of B-1 and B-2 will become the owners of that number of full and fractional shares of Evergreen Diversified having an aggregate net asset value equal to the aggregate net asset value of their respective class of shares of B-1 and B-2 as of the close of business immediately prior to the date that such Fund's assets are exchanged for shares of Evergreen Diversified.

The Pro Forma Statements reflect the expenses of each Fund in carrying out its obligations under the Reorganizations as though the merger occurred at the beginning of the period presented. It is anticipated that before the Reorganizations occur, B-1 and B-2 will each begin to offer multiple classes of shares (Class A, Class B and Class C) each of which will be similar in all respects to the Class A, Class B and Class C shares of Evergreen Diversified and concurrently the then outstanding shares of B-1 and B-2 will become Class B shares of each Fund. Also, the Class B shares of B-1 and B-2 purchased prior to January 1, 1995 will be converted to Class A shares of each Fund at that time. Shareholders will receive the same class of shares of Evergreen Diversified held by them in each Fund prior to the Reorganizations. As reflected in the Pro Forma Statements, B-2 will be the accounting survivor upon completion of the Reorganization.

The information contained herein is based on the experience of each Fund for the period ended February 28, 1997 and is designed to permit shareholders of the consolidating mutual funds to evaluate the financial effect of the proposed Reorganizations. The expenses of B-1 and B-2 in connection with the Reorganizations (including the cost of any proxy soliciting agents) will be borne by First Union National Bank of North Carolina.

The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund incorporated by reference in the Statement of Additional Information.

2. Shares of Beneficial Interest - The Pro Forma net asset values per share assumes the issuance of shares of Evergreen Diversified Class A, Class B and Class C which would have been issued at February 28, 1997 in connection with the proposed Reorganizations. Shareholders of B-2 would receive the same number of shares of each class as they held on February 28, 1997. Shareholders of B-1 would receive shares of Evergreen Diversified based on a conversion ratio determined on February 28, 1997. The conversion ratio is calculated by dividing the net asset value of each class of B-1 by the net asset value per share of the respective class of B-2.

3. Pro Forma Operations - The Pro Forma Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of the Funds' gross investment income. Pro Forma operating expenses include the actual expenses of each Fund adjusted to reflect the expected expenses of the combined entity. The investment advisory and distribution fees have been charged to the combined Fund based on the fee schedule in effect for B-2 at the combined level of average net assets for the year ended February 28, 1997.




                                         EVERGREEN FIXED INCOME TRUST

                                                    PART C

                                               OTHER INFORMATION


Item 15.          Indemnification.

         The response to this item is incorporated by reference to "Liability and Indemnification of Trustees" under the caption "Comparative Information on Shareholders' Rights" in Part A of this Registration Statement.

Item 16.          Exhibits:

Number                Description

1                     Declaration of Trust (1)
2                     By-Laws (1)
3                     Not applicable
4                     Agreements and Plans of Reorganization (included
                      as Exhibits A-1 and A-2 to the Prospectus
                      contained in Part A to this registration
                      statement)
5                     Declaration of Trust Articles II, III.(6)(c),
                      IV.(3), IV.(8), V, VI, VII, VIII and By-Laws
                      Articles II, III, and VIII
6                     Investment Advisory Agreement between Keystone
                      Investment Management Company and the Registrant
                      (1)
7(A)                  Distribution Agreement between Evergreen Keystone
                      Distributor, Inc. and the Registrant (1)
 (B)                  Form of Dealer  Agreement for Class A, Class B and Class C
                      shares used by Evergreen Keystone Distributor, Inc. (1)

8                     Deferred Compensation Plan (1)
9                     Custody Agreement between State Street Bank and

                      Trust Company and Registrant (1)
10(A)                 Rule 12b-1 Distribution Plan (1)
  (B)                 Multiple Class Plan (1)

11                    Opinion and consent of counsel as to the legality
                      of the shares being issued (3)
12                    Tax opinion and consent of counsel    (2)
13                    Not applicable
14                    Consent of KPMG Peat Marwick LLP (2)
15                    Not applicable
16                    Powers of Attorney    (3)
17(A)                 Forms of Proxy Card (2)

  (B)                 Registrant's Rule 24f-2 Declaration (1)
----------------------

(1) Incorporated by reference to Registrant's registration statement (File Nos. 333-37433/811-08415) (the "Registration Statement") dated October 8, 1997.
(2)      Filed herewith.

(3) Previously filed .


Item 17.          Undertakings.

         (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus that is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

         (3) The undersigned Registrant agrees to file, by post-effective amendment, opinions of counsel or copies of an Internal Revenue Service ruling supporting the tax consequences of the proposed Reorganizations within a reasonable time after receipt of such opinions or rulings.

                                                  SIGNATURES


         As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York and State of New York, on the 9th day of November, 1997.


                                           EVERGREEN FIXED INCOME
TRUST

                                           By:      /s/ John J. Pileggi
                                                    ----------------------
                                                    Name:  John J. Pileggi
                                                    Title: President


         As required by the Securities Act of 1933, the following persons have signed this Registration Statement in the capacities on the 9th day of November, 1997.


Signatures                                                    Title
----------                                                    -----

/s/John J. Pileggi                                            President and
------------------                                            Treasurer
John J. Pileggi

/s/Laurence B. Ashkin*                                        Trustee
---------------------
Laurence B. Ashkin

/s/Charles A. Austin III*                                     Trustee
-------------------------
Charles A. Austin III

/s/K. Dun Gifford*                                            Trustee
-----------------
K. Dun Gifford

/s/James S. Howell*                                           Trustee
------------------
James S. Howell

/s/Leroy Keith, Jr.*                                          Trustee
-------------------
Leroy Keith, Jr.

/s/Gerald M. McDonnell*                                       Trustee
----------------------
Gerald M. McDonnell

/s/Thomas L. McVerry*                                         Trustee
--------------------

Thomas L. McVerry

/s/William Walt Pettit*                                       Trustee
---------------------
William Walt Pettit

/s/David M. Richardson*                                       Trustee
----------------------
David M. Richardson

/s/Russell A. Salton III*                                     Trustee
-------------------------
Russell A. Salton III

/s/Michael S. Scofield*                                       Trustee
----------------------
Michael S. Scofield

/s/Richard J. Shima*                                          Trustee
-------------------
Richard J. Shima


* By:             /s/Martin J. Wolin
                  ------------------
                  Martin J. Wolin
                  Attorney-in-Fact

         Martin J. Wolin, by signing his name hereto, does hereby sign this document on behalf of each of the above-named individuals pursuant to powers of attorney duly executed by such persons and included as Exhibit 16 to this Registration Statement.

                                               INDEX TO EXHIBITS

N-14
EXHIBIT NO.

12                         Tax Opinion and Consent of Counsel
13                         Consent of KPMG Peat Marwick LLP
17(A)                      Forms of Proxy

--------------------